[LOGO]                        PBHG FUNDS PROSPECTUS
                                  JULY 28, 2004

                               (PBHG CLASS SHARES)

Growth Funds
PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap 20 Fund
PBHG Large Cap Growth Fund
PBHG Select Growth Fund
PBHG Strategic Small Company Fund

Blend Funds
Analytic Disciplined Equity Fund
PBHG Focused Fund
PBHG Large Cap Fund
PBHG Mid-Cap Fund
PBHG Small Cap Fund

Value Funds
Clipper Focus Fund
TS&W Small Cap Value Fund

Specialty Funds
Heitman REIT Fund
PBHG Technology & Communications Fund

Fixed-Income Funds
Dwight Intermediate Fixed Income Fund
PBHG IRA Capital Preservation Fund

Money Market Fund
PBHG Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

PBHG Pro -- 7/04

An Introduction to the PBHG Funds(R)and this Prospectus

PBHG Funds is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers PBHG Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These other Funds also may not be suitable for investors who require regular income (except for the Dwight Intermediate Fixed Income Fund and the IRA Capital Preservation Fund).

INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for each Fund. Pilgrim Baxter has retained sub-advisers to assist in managing certain Funds. For information about the sub-advisers (including abbreviations used throughout this prospectus), see page 113 of this Prospectus.

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

FUND SUMMARIES                                                             PAGE

PBHG Emerging Growth Fund.................................................3
PBHG Growth Fund..........................................................7
PBHG Large Cap 20 Fund....................................................11
PBHG Large Cap Growth Fund................................................16
PBHG Select Growth Fund...................................................20
PBHG Strategic Small Company Fund.........................................24
Analytic Disciplined Equity Fund
 (formerly known as PBHG Disciplined Equity Fund) ........................29
PBHG Focused Fund.........................................................34
PBHG Large Cap Fund.......................................................39
PBHG Mid-Cap Fund.........................................................44
PBHG Small Cap Fund.......................................................49
Clipper Focus Fund
 (formerly known as PBHG Clipper Focus Fund)..............................54
TS&W Small Cap Value Fund
 (formerly known as PBHG Small Cap Value Fund)............................59
Heitman REIT Fund
  (formerly known as PBHG REIT Fund)......................................64
PBHG Technology & Communications Fund.....................................70
Dwight Intermediate Fixed Income Fund
 (formerly known as PBHG Intermediate Fixed Income Fund)..................75
PBHG IRA Capital Preservation Fund........................................79
PBHG Cash Reserves Fund...................................................86
Related Performance Information for Dwight................................90
More About the Funds
    Our Investment Strategies.............................................91
    Risks and Returns.....................................................95
The Investment Adviser & Sub-Advisers.....................................
The Investment Adviser....................................................111
    Pilgrim Baxter & Associates, Ltd......................................
The Sub-Advisers..........................................................113
   Pacific Financial Research, Inc........................................
   Analytic Investors, Inc................................................
   Heitman Real Estate Securities LLC.....................................
   Dwight Asset Management Company........................................
   Wellington Management Company, LLP.....................................
   Thompson, Siegel & Walmsley............................................
The Portfolio Managers....................................................115
Your Investment...........................................................
Policy Regarding Excessive or Short-Term Trading..........................118
Valuing Portfolio Securities..............................................121
Pricing Fund Shares-Net Asset Value (NAV).................................121
Buying Shares.............................................................122
Selling Shares............................................................124
General Policies..........................................................126
Distribution and taxes....................................................130
Financial Highlights......................................................132

PBHG EMERGING GROWTH FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Growth Index had market capitalizations between $77 million and $1.9 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1994     23.78%
   1995     48.45%
   1996     17.08%
   1997     -3.67%
   1998      3.00%
   1999     48.34%
   2000    -25.22%
   2001    -32.56%
   2002    -47.60%
   2003     56.62%

The Fund's year-to-date return as of 6/30/04 was -5.56%

BEST QUARTER:            Q4 1999          45.85%
WORST QUARTER:           Q3 2001         -34.44%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                               Past         Past          Past
                                              1 Year      5 Years       10 Years
Emerging Growth Fund --
         PBHG Class
         Before Taxes                         56.62%       -9.29%         2.74%
Emerging Growth Fund--
         PBHG Class
         After Taxes on Distributions         56.62%       -9.84%         2.15%
Emerging Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*             36.80%       -7.65%         2.25%
Russell 2000(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)             48.54%        0.86%         5.43%


* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                  PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                    2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.85%
Distribution and/or Service (12b-1) Fees                          Not Applicable
Other Expenses                                                       0.56% (2)
Total Annual Operating Expenses                                      1.41% (2)

    (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

    (2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.55% and 1.40%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $144        $292        $446         $606         $771



                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $942        $1,120      $1,303       $1,494        $1,691

PBHG GROWTH FUND

GOAL
The Fund seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the companies in the Russell Midcap(R) Growth Index had market capitalizations between $7 million and $13.3 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The size of companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater than average growth characteristics, and the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1994         4.75%
   1995        50.35%
   1996         9.82%
   1997        -3.35%
   1998         0.59%
   1999        92.45%
   2000       -22.99%
   2001       -34.53%
   2002       -30.35%
   2003        25.60%

The Fund's year-to-date return as of 6/30/04 was 3.03%
BEST QUARTER:             Q4 1999          64.55%
WORST QUARTER:            Q4 2000         -32.58%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            Past    Past        Past
                                           1 Year  5 Years    10 Years
Growth Fund --
         PBHG Class
         Before Taxes                      25.60%   -3.23%     3.62%
Growth Fund--
         PBHG Class
         After Taxes on Distributions      25.60%   -4.01%     3.20%
Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*          16.64%   -2.54%     3.25%
Russell Midcap(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          42.71%    2.01%     9.40%
Russell 2000(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          48.54%    0.86%     5.43%

NOTE: THE INCEPTION DATE OF THE PBHG CLASS OF THE GROWTH FUND WAS
      DECEMBER 19, 1985.

* When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                      Not Applicable
Other Expenses                                                     0.54% (2)
Total Annual Operating Expenses                                    1.39% (2)

    (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

    (2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.53% and 1.38%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $142        $288        $440         $597         $761

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $929        $1,105      $1,286       $1,474        $1,669

PBHG LARGE CAP 20 FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 20 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.
The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1997        32.96%
   1998        67.83%
   1999       102.94%
   2000       -22.08%
   2001       -35.36%
   2002       -31.43%
   2003        32.95%

The Fund's year-to-date return as of 6/30/04 was 6.94%

BEST QUARTER:             Q4 1999          75.65%
WORST QUARTER:            Q4 2000         -33.11%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     Since
                                            Past       Past        Inception
                                           1 Year    5 Years      (11/29/96)
Large Cap 20 Fund --
         PBHG Class
         Before Taxes                      32.95%     -1.40%        10.63%
Large Cap 20 Fund--
         PBHG Class
         After Taxes on Distributions      32.95%     -2.92%         9.36%
Large Cap 20 Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares**         21.41%     -1.28%         9.27%
Russell 1000(R) Growth Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          29.75%     -5.11%         4.49%
S&P 500 Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          28.69%     -0.57%         7.17%

* The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated as of November 30, 1996.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                  PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                         Not Applicable
Other Expenses                                                     0.62% (3)
Total Annual Operating Expenses                                    1.47% (2) (3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Large Cap 20 Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.61% and 1.46%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $150        $304        $465         $631         $803

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $981        $1,165      $1,356       $1,553       $1,757

PBHG LARGE CAP GROWTH FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes. While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.
Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1996        23.40%
   1997        22.36%
   1998        30.42%
   1999        67.06%
   2000        -0.18%
   2001       -28.52%
   2002       -28.80%
   2003        30.25%

The Fund's year-to-date return as of 6/30/04 was 4.77%

BEST QUARTER:             Q4 1999          59.55%
WORST QUARTER:            Q4 2000         -22.74%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                    Since
                                           Past        Past       Inception
                                          1 Year      5 Years     (4/5/95)
Large Cap Growth Fund --
         PBHG Class
         Before Taxes                     30.25%       2.03%       13.02%
Large Cap Growth Fund--
         PBHG  Class
         After Taxes on Distributions     30.25%       0.65%       11.79%
Large Cap Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares **       19.66%       1.44%       11.27%
Russell 1000(R)Growth Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)         29.75%      -5.11%        9.12%
S&P 500 Index*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)         28.69%      -0.57%       11.39%

* The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                   PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                    2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                      0.75%
Distribution and/or Service (12b-1) Fees                          Not Applicable
Other Expenses                                                       0.60% (2)
Total Annual Operating Expenses                                      1.35% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.59% and 1.34%, respectively.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $137        $280        $428         $581         $739

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $904        $1,074      $1,251       $1,434       $1,624

PBHG SELECT GROWTH FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money. The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1996        27.99%
   1997         6.84%
   1998        19.02%
   1999       160.89%
   2000       -24.55%
   2001       -40.84%
   2002       -33.95%
   2003        30.23%

The Fund's year-to-date return as of 6/30/04 was 1.48%

BEST QUARTER:             Q4 1999          130.62%
WORST QUARTER:            Q4 2000          -43.15%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      Since
                                              Past       Past       Inception
                                             1 Year     5 Years      (4/5/95)

Select Growth Fund* --
         PBHG Class
         Before Taxes                        30.23%       0.03%       11.47%
Select Growth Fund*--

         PBHG Class
         After Taxes on Distributions        30.23%      -0.89%       10.71%
Select Growth Fund*--

         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares***              19.65%       0.05%       10.13%
Russell 3000(R)Growth Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            30.97%      -4.69%        8.76%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            28.69%      -0.57%       11.39%

* Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund.

** The since inception returns for the Russell 3000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                    0.68% (2)
Total Annual Operating Expenses                                   1.53% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.67% and 1.52%, respectively.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $156        $317        $483         $656         $834

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,019      $1,210      $1,407       $1,612       $1,824

PBHG STRATEGIC SMALL COMPANY FUND

GOAL
The Fund seeks to provide investors with growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Pilgrim Baxter may from time to time strategically adjust the mix of equity securities in the Fund accentuating those securities exhibiting strong business momentum and growth characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deceleration in business momentum or a failure to achieve expected earnings or to invest in a company with many attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full potential worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1997        25.67%
   1998         2.13%
   1999        51.79%
   2000        11.89%
   2001        -9.97%
   2002       -33.31%
   2003        47.21%

The Fund's year-to-date return as of 6/30/04 was 1.19%

BEST QUARTER:             Q4 1999          36.16%
WORST QUARTER:            Q3 1998         -23.48%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Since
                                              Past         Past      Inception
                                             1 Year      5 Years     (12/31/96)
Strategic Small Company Fund --
         PBHG Class
         Before Taxes                        47.21%       8.46%        9.82%
Strategic Small Company Fund--
         PBHG Class
         After Taxes on Distributions        47.21%       7.03%        8.08%
Strategic Small Company Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares             30.69%       6.67%        7.63%
Russell 2000(R)Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            47.25%       7.13%        7.72%

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                               PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   1.00%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                    0.60% (3)
Total Annual Operating Expenses                                   1.60% (3)
Fee Waiver and/or Expense Reimbursement                           0.10%
Net Expenses                                                      1.50% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) This is the actual total fund operating expense you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund was $43,417 and $76,813, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.59% and 1.59%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $321        $495         $675         $861

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,054      $1,253      $1,459       $1,672       $1,892

ANALYTIC DISCIPLINED EQUITY FUND
(FORMERLY KNOWN AS PBHG DISCIPLINED EQUITY FUND)

GOAL
The Fund seeks to provide investors with above-average total returns.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. Through superior stock selection, the Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
    1994       -0.25%
    1995       35.34%
    1996       22.98%
    1997       29.83%
    1998       37.82%
    1999       20.06%
    2000       -9.33%
    2001       -6.22%
    2002      -25.47%
    2003       29.04%

The Fund's year-to-date return as of 6/30/04 was 1.53%

BEST QUARTER:             Q4 1998          20.50%
WORST QUARTER:            Q3 2002         -18.60%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                              Past         Past        Past
                                             1 Year      5 Years     10 Years
Analytic Disciplined Equity Fund* --
         PBHG Class
         Before Taxes                        29.04%       -0.36%       11.30%
Analytic Disciplined Equity Fund*--
         PBHG Class
         After Taxes on Distributions        28.95%       -0.99%       9.05%
Analytic Disciplined Equity Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**               18.98%       -0.65%       8.58%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            28.69%       -0.57%       11.07%

*Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993. Prior to July 2004, the Analytic Disciplined Equity was named the PBHG Disciplined Equity Fund.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                  PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.70%
Distribution and/or Service (12b-1) Fees                         Not Applicable
Other Expenses                                                     0.55% (3)
Total Annual Operating Expenses                                    1.25% (2) (3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Analytic Disciplined Equity Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.54% and 1.24%, respectively.

 EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $127        $259        $397         $539         $686

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $839        $998        $1,163       $1,334       $1,511

PBHG FOCUSED FUND

GOAL
The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

In addition, the Fund may emphasize small, medium or large sized companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   2000        24.81%
   2001         3.44%
   2002       -28.63%
   2003        33.36%

The Fund's year-to-date return as of 6/30/04 was 0.12%

BEST QUARTER:             Q1 2000          29.53%
WORST QUARTER:            Q3 2002         -18.74%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                               Since
                                              Past           Inception
                                             1 Year          (2/12/99)
Focused Fund* --
         PBHG Class
         Before Taxes                        33.36%           13.04%
Focused Fund*--
         PBHG Class
         After Taxes on Distributions        33.36%           12.14%
Focused Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 21.68%           10.81%
Russell 3000(R)Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            31.06%           -0.30%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            28.69%           -1.40%

* Prior to April 1, 2003 the PBHG Focused Fund was named the PBHG Focused Value Fund.

** The since inception returns for the Russell 3000(R) Index and the S&P 500 Index were calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                               PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                      Not Applicable
Other Expenses                                                     0.69% (3)
Total Annual Operating Expenses                                    1.54% (3)
Fee Waiver and/or Expense Reimbursement                            0.04%
Net Expenses                                                       1.50% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) This is the actual total fund operating expense you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980 expiring in March 2006. The Board made no reimbursement election during fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.68% and 1.53%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $315        $483         $656         $836

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,021      $1,214      $1,413       $1,618       $1,831

PBHG LARGE CAP FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2004, the S&P 500 Index had market capitalizations between $887 million and $337.7 billion. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with investing because large company securities tend to be less volatile than smaller company securities. In addition, the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1997        25.62%
   1998        34.74%
   1999        11.06%
   2000        23.97%
   2001        -1.41%
   2002       -24.45%
   2003        19.12%

The Fund's year-to-date return as of 6/30/04 was 2.01%.

BEST QUARTER:             Q4 1998          28.21%
WORST QUARTER:            Q3 2002         -21.27%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        Since
                                              Past         Past       Inception
                                             1 Year      5 Years      (12/31/96)
Large Cap Fund* --
         PBHG Class
         Before Taxes                        19.12%       4.08%        10.93%
Large Cap Fund*--
         PBHG Class
         After Taxes on Distributions        18.89%       1.58%         7.88%
Large Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**               12.71%       1.95%         7.62%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            28.69%      -0.57%         7.57%

* Prior to April 1, 2003 the PBHG Large Cap Fund was named the PBHG Large Cap Value Fund.
** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.65%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.56% (3)
Total Annual Operating Expenses                                    1.21% (2) (3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.55% and 1.20%, respectively.

EXAMPLE

 This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $123        $251        $384         $522         $665

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $813        $968        $1,128       $1,294       $1,466

PBHG MID-CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2004, the S&P MidCap 400 Index had market capitalizations between $7 million and $8.5 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1998        27.84%
   1999        21.72%
   2000        26.17%
   2001         7.79%
   2002       -19.79%
   2003        34.53%

The Fund's year-to-date return as of 6/30/04 was 4.02%

BEST QUARTER:             Q4 1998          30.07%
WORST QUARTER:            Q3 2001         -18.53%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        Since
                                              Past        Past        Inception
                                             1 Year      5 Years      (4/30/97)
Mid-Cap Fund* --
         PBHG Class
         Before Taxes                        34.53%       12.30%       19.24%
Mid-Cap Fund*--
         PBHG Class
         After Taxes on Distributions        34.53%        8.56%       15.27%
Mid-Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 22.45%        8.06%       14.24%
S&P MidCap 400 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            35.62%        9.21%       14.18%

* Prior to April 1, 2003 the PBHG Mid-Cap Fund was named the PBHG Mid-Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                     0.53% (3)
Total Annual Operating Expenses                                    1.38% (2) (3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Mid-Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.52% and 1.37%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $140        $286        $437         $593         $755

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $923        $1,097      $1,277       $1,464       $1,657

PBHG SMALL CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1998         1.13%
   1999        18.63%
   2000        32.87%
   2001         4.93%
   2002       -31.98%
   2003        38.82%

The Fund's year-to-date return as of 6/30/04 was 2.82%

BEST QUARTER:             Q4 2001          25.70%
WORST QUARTER:            Q3 2002         -22.04%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                      Since
                                              Past         Past     Inception
                                             1 Year      5 Years    (4/30/97)
Small Cap Fund* --
         PBHG Class
         Before Taxes                        38.82%       9.33%       13.28%
Small Cap Fund*--
         PBHG Class
         After Taxes on Distributions        38.82%       8.96%       12.21%
Small Cap Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 25.23%       7.88%       11.00%
Russell 2000(R) Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            47.25%       7.13%        8.94%

* Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.56% (3)

Total Annual Operating Expenses                                    1.56% (3)
Fee Waiver and/or Expense Reimbursement                            0.06%
Net Expenses                                                       1.50% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) This is the actual total fund operating expense you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Small Cap Fund was $138,508 and $55,608, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.55% and 1.55%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $317        $487         $662         $844

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,032      $1,227      $1,428       $1,636       $1,851

CLIPPER FOCUS FUND
(FORMERLY KNOWN AS PBHG CLIPPER FOCUS FUND)

GOAL

The Fund seeks to provide investors with long-term capital growth.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. The Fund invests for the long-term in equity securities of companies whose share price trades below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. PFR adds companies to the Fund when their share price trades below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.

The Clipper Focus Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company, such as events that could change or temporarily hamper the ongoing operations of a company.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
    1999       -1.88%
    2000       44.29%
    2001       11.93%
    2002      -10.46%
    2003       25.46%

The Fund's year-to-date return as of 6/30/04 was 0.12%

BEST QUARTER:             Q3 2000          20.56%
WORST QUARTER:            Q3 2002         -15.95%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Since
                                             Past        Past        Inception
                                            1 Year      5 Years      (9/10/98)
Clipper Focus Fund* --
         PBHG Class
         Before Taxes                        25.46%      12.22%       15.00%
Clipper Focus Fund*--
         PBHG Class
         After Taxes on Distributions        25.35%      10.44%       13.26%
Clipper Focus Fund*--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                 16.66%       9.55%       12.09%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            28.69%      -0.57%        4.34%

* Data includes performance of the Fund's predecessor, whose inception date was September 10, 1998. Prior to July 2004, the Clipper Focus Fund was named the PBHG Clipper Focus Fund.

** The since inception return for the S&P 500 Index was calculated as of August 31, 1998.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.49% (3)
Total Annual Operating Expenses                                    1.49% (2) (3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years after September 25, 2002. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Clipper Focus Fund was $85,592 expiring in March 2005. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.48% and 1.48%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $152        $309        $471         $639         $813

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $993        $1,180      $1,373       $1,573       $1,779

TS&W SMALL CAP VALUE FUND
(FORMERLY KNOWN AS PBHG SMALL CAP VALUE)

GOAL

The Fund seeks to provide investors with long term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of June 30, 2004, the market capitalization range of the Russell 2000(R) Value Index was $66 million to $1.8 billion. The size of the companies in the Russell 2000(R) Value Index and those on which TS&W intends to focus the Fund's investments will change with market capitalizations and the composition of the index. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the Fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what TS&W believes are their full worth and may go down in price.

Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 91.

PERFORMANCE INFORMATION

Prior to July 25, 2003, the PBHG Class Shares of the Fund were known as the TS&W Small Cap Value Fund, LLC. On July 25, 2003, the Fund acquired the assets of the TS&W Small Cap Value Fund, LLC. The TS&W Small Cap Value Fund, LLC was managed by Thompson, Siegel & Walmsley, Inc., the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the TS&W Small Cap Value Fund LLC. However, the predecessor fund was not registered under the 1940 Act nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000 Value Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]*/**
   2001        17.63%
   2002        -0.86%
   2003        43.22%

The Fund's year-to-date return as of 6/30/04 was 12.28%.

BEST QUARTER:             Q2 2003          18.82%
WORST QUARTER:            Q3 2002         -15.85%

** The returns shown are based on the historical performances of the Fund's predecessor entity (whose inception date was July 31, 2000) which have been restated to reflect the higher expenses applicable to the PBHG Class Shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Since
                                                           Past      Inception
                                                          1 Year     (7/31/00)
TS&W Small Cap Value Fund* --
         PBHG Class
         Before Taxes                                     43.22%       22.04%
TS&W Small Cap Value Fund*/** --
         PBHG Class
         After Taxes on Distributions                       N/A         N/A
TS&W Small Cap Value Fund*/** --
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares                                N/A         N/A
Russell 2000 Value Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                         46.03%       15.91%

* Prior to July 2004, the TS&W Small Cap Value Fund was named the PBHG Small Cap Value Fund.

** Returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Fund's predecessor as the predecessor was not registered under the Investment Company Act of 1940 and, unlike a registered investment company, not required to make distributions. The cumulative total return of the PBHG Class before taxes from its inception date (July 25, 2003) to December 31, 2003 was 22.27%. The cumulative total returns of the PBHG Class after taxes on distributions and after taxes on distributions and sale of Fund sahres from its inception date (July 25, 2003) to December 31, 2003 were 21.98% and 14.55% respectively.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    1.00%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.73% (3)
Total Annual Operating Expenses                                    1.73% (3)

Fee Waiver and/or Expense Reimbursement                            0.23%
Net Expenses                                                       1.50% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50% for PBHG Class shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the TS&W Small Cap Value Fund was $33,491 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.72% and 1.72%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $153        $335        $523         $717         $917

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,124      $1,338      $1,559       $1,786       $2,022

HEITMAN REIT FUND
(FORMERLY KNOWN AS PBHG REIT FUND)

GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.

The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes it is undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-40 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Dow Jones Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
    1994        3.00%
    1995       10.87%
    1996       38.06%
    1997       21.12%
    1998      -15.12%
    1999       -1.16%
    2000       24.90%
    2001       10.41%
    2002        2.60%
    2003       36.24%

The Fund's year-to-date return as of 6/30/04 was 6.54%

BEST QUARTER:             Q4 1996          19.39%
WORST QUARTER:            Q3 2002         -11.00%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class Shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                              Past         Past        Past
                                             1 Year      5 Years     10 Years
Heitman REIT Fund* --
         PBHG Class
         Before Taxes                        36.24%       13.76%      11.94%
Heitman REIT Fund*--
         PBHG Class
         After Taxes on Distributions        33.96%       10.51%       8.63%
Heitman REIT Fund*--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares             23.61%        9.86%       8.36%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            28.69%       -0.57%      11.07%
Dow Jones Wilshire Real Estate Securities Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            37.03%       14.48%      11.89%

* Data includes performance of the Fund's predecessor, whose inception date was March 13, 1989. Prior to July 2004, the Heitman REIT Fund was named the PBHG REIT Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.46% (3)
Total Annual Operating Expenses                                    1.31% (2) (3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Heitman REIT Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.45% and 1.30%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $133        $272        $415         $564         $718

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $878        $1,044      $1,216       $1,394       $1,579

PBHG TECHNOLOGY & COMMUNICATIONS FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for break through products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of valuation, growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the PSE Technology Index(R). The PSE Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
   1996        54.42%
   1997         3.32%
   1998        26.00%
   1999       243.89%
   2000       -43.69%
   2001       -52.38%
   2002       -54.48%
   2003        44.91%

The Fund's year-to-date return as of 6/30/04 was 1.39%

BEST QUARTER:             Q4 1999          111.54%
WORST QUARTER:            Q4 2000          -50.95%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       Since
                                              Past       Past        Inception
                                             1 Year     5 Years      (9/29/95)
Technology & Communications Fund --
         PBHG Class
         Before Taxes                        44.91%       -9.47%       4.33%
Technology & Communications Fund--
         PBHG Class
         After Taxes on Distributions        44.91%      -10.71%       3.09%
Technology & Communications Fund--
         PBHG Class
         After Taxes on Distributions and
         Sale of Fund Shares**               29.19%       -7.48%       3.79%
PSE Technology Index(R)*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            52.62%        9.44%      16.41%

* The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE
                                                                PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.85%
Distribution and/or Service (12b-1) Fees                       Not Applicable
Other Expenses                                                     0.82% (2)
Total Annual Operating Expenses                                    1.67% (2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.81% and 1.66%, respectively.
EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $170        $345        $526         $714         $907

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,107      $1,314      $1,528       $1,748       $1,976

DWIGHT INTERMEDIATE FIXED INCOME FUND
(FORMERLY KNOWN AS PBHG INTERMEDIATE FIXED INCOME FUND)

GOAL

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund's average duration is typically expected to range from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index based upon the Dwight's forecast for interest rates. The Fund's dollar weighted average maturity will be more than 3 years and less than 10 years. The Fund invests primarily in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities ("junk bond"). The Fund may invest all of its assets in derivative instruments such as options, futures contracts, mortgage or asset-backed securities and may engage in certain investment techniques which create market exposure such as dollar rolls.

Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight's security selection process is focused primarily on relative yield, sector and asset class allocation in addition to duration management.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in interest or currency rates, the financial markets, a company's individual situation, or industry changes.

Failure of a company to make timely interest or principal payments or a decline in the credit quality of an issuer, may cause such company's bond price to fall.

These risks may be greater for companies whose bonds are rated less than investment grade (i.e., junk bonds) because of their greater risk of default.

Bond prices tend to move inversely with changes in interest rates. An increase in interest rates will generally cause bond prices to fall, which will affect the Fund's net asset value. Bonds with a longer maturity or effective duration may be more sensitive to changes in interest rates. With respect to mortgage-backed securities, falling interest rates may cause these securities to be pre-paid earlier than expected due to homeowners refinancing their home mortgages, which will alter the Fund's expected cash flows.

Some bonds are subject to being prepaid or called by their issuer, which would alter the Fund's expected cash flow.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 91.

PERFORMANCE INFORMATION

Performance information is not presented since the Fund is new. For a discussion of the past performance of a separate account managed by the Fund's sub-adviser, see the "Related Performance Information" section of this prospectus.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00% (1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.40%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     1.96% (3)

Total Annual Operating Expenses                                    2.36% (3)
Fee Waiver and/or Expense Reimbursement                            1.51%
Net Expenses                                                       0.85% (2)

* Prior to July 2004, the Dwight Intermediate Fixed Income Fund was named the PBHG Intermediate Fixed Income Fund.

     (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of shares of the Fund (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) do not exceed 0.85%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as service fees, brokerage commissions and extraordinary expenses) are lower than 0.85%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Dwight Intermediate Fixed Income Fund was $57,815 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

     (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 1.95% and 2.35%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $87         $336        $591         $854         $1,123

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $1,399      $1,683      $1,974       $2,273       $2,580

PBHG IRA CAPITAL PRESERVATION FUND

GOAL

The Fund seeks to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

MAIN INVESTMENT STRATEGIES
The Fund is designed to produce current income, while seeking to maintain an NAV that is considerably more stable than a typical high-quality fixed-income fund. Like other high-quality fixed-income funds, the Fund invests primarily in debt securities that a nationally recognized statistical rating agency (rating agency), such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top rating category at the time of purchase. The Fund may also invest in:

         o Liquid short-term investments, such as money market instruments, that a rating agency has rated in one of its top two short-term rating categories at the time of purchase; and
         o Commingled pools of debt securities having similar characteristics to the Fund, or other debt securities.

Unlike other funds, the Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks (wrap providers) that a rating agency has rated in one of its top two rating categories at the time of purchase. The Fund expects to purchase enough wrapper agreements to cover all of its debt securities, but not its cash, cash equivalents or other liquid short-term investments. A wrapper agreement is a mechanism offered by banks and insurance companies that assists the Fund in seeking to protect principal. Wrapper agreements obligate wrap providers or the Fund to make payments to each other to offset changes in the market value of certain of the Fund's assets. These payments are generally designed to enable the Fund to pay redeeming shareholders an amount equal to the purchase price of the Fund's assets plus accrued income. For example, if a shareholder redemption requires the Fund to sell a security for less than its purchase price plus accrued income, the wrapper agreement generally would obligate the wrap provider to pay the Fund the difference, and vice versa.

MAIN INVESTMENT RISKS

While the Fund attempts to provide a stable NAV through the use of wrapper agreements, the value of your investment in the Fund may go down, which means you could lose money.

The Fund may not be able to maintain a stable net asset value per share if any governmental or self-regulatory authority determines that it is not appropriate to continue to value wrapper agreements as the difference between the market value of the Fund's covered assets and their book value. The Securities and Exchange Commission ("SEC") has inquired into the valuation methodology utilized for the wrapper agreements by the Fund and other registered stable value funds in the industry. As of the date of this document, the SEC has rendered no definitive conclusions regarding the valuation of the wrapper agreements. Therefore, wrapper agreements held by the Fund continue to be valued under the valuation procedures approved by the Board of Trustees as described in this prospectus. If, however, the SEC determines that the valuation methodology currently utilized by registered stable value funds, including the Fund, is no longer an acceptable practice, the methodology for fair valuing wrapper agreements would change and thus, the fair value of the wrapper agreements would be different. As a result, there would likely be an increase or decrease in the Fund's net asset value per share, which could fluctuate daily. If such a determination is made by the SEC or another appropriate authority, the Fund's Board of Trustees would review the Fund's valuation methodologies, investment objective, policies and procedures to determine what changes are necessary or appropriate.

The Fund cannot guarantee that the combination of securities and wrapper agreements will provide a constant NAV or current income. By purchasing wrapper agreements, the Fund also trades some of the potential for capital appreciation and the ability to maximize its yield for protection from a decline in the value of its holdings caused by changes in interest rates.

The Fund may have to maintain a specified percentage of its total assets in short-term investments to cover redemptions and Fund expenses. This may result in a lower return for the Fund than if it had invested in longer-term debt securities.

The Fund is not a money market fund and it presents risks not present in money market funds. The net asset value of the Fund is not fixed at $1.00 per share like a money market fund, although the wrapper agreements that the Fund purchases are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund.

If the Fund's attempts to stabilize its NAV through the use of wrapper agreements fail, the value of its investments could fall because of changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities), and the Fund's share price, to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Because there is no active trading market for wrapper agreements, the Fund's investments in wrapper agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including wrapper agreements, to 15% of net assets.

Wrap providers do not typically assume the credit risk associated with the issuer of any covered assets. Therefore, if an issuer of a security defaults on payments of principal or interest or has its credit rating downgraded, the Fund may have to sell covered assets quickly and at prices that may not fully reflect their current carrying value. Downgrades below investment grade and defaults by the issuer of covered assets usually will cause the wrap provider to remove such assets from the coverage of a wrapper agreement. As a result, NAV could decline.

Similarly, a downgrade in the credit rating of a wrapper provider may require the Fund to replace the wrapper provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in NAV, including a decline resulting from the application of the Fund's fair value procedures.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions. The sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION FOR DWIGHT

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Ryan 5-Year GIC Master Index, an unmanaged index of GIC contracts held for five years with an arithmetic mean of market rates of $1 million. The Ryan Index is representative of the returns' stability provided by the Fund's wrapper agreements. Performance is also shown for the Lipper Money Market Funds Average which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

[CHART]
   2000         6.78%
   2001         6.05%
   2002         4.57%
   2003         3.54%

   The Fund's year-to-date return as of 6/30/04 was 1.54%

   BEST QUARTER:          Q3 2000          1.74%
   WORST QUARTER          Q3 2003          0.83%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                                                       Since
                                                         Past 1      Inception
                                                          Year       (8/31/99)
IRA Capital Preservation Fund* --
         PBHG Class                                       3.54%        5.35%
Ryan 5-Year GIC Master Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                         5.77%        6.32%
Lipper Money Market Funds Average
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                         0.44%        2.80%

* Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                 PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                  2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.60%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.70%(3)
Total Annual Operating Expenses                                    1.30%(3)
Fee Waiver and/or Expense Reimbursement                            0.05%
Net Expenses                                                       1.25%(2)

     (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within twelve months of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. The Fund charges the redemption/exchange fee to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund also charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, and to comply with the requirements of wrapper agreements. The Fund is not able to make exceptions to the redemption fee (even where redemptions result from required minimum distributions or the death of a shareholder).

     (2) Pilgrim Baxter has voluntarily agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of PBHG Class shares of the Fund (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.00%. Absent this voluntary fee waiver, these are the expenses you should expect to pay as an investor in PBHG Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.25%. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.25%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years after September 25, 2002. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the IRA Capital Preservation Fund was $1,711,026 and $3,882,707, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

     (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.69% and 1.29%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $335        $265        $407         $555         $708

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $867        $1,032      $1,203       $1,380       $1,563

PBHG CASH RESERVES FUND

GOAL
The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Pilgrim Baxter and Wellington Management, the Fund's sub-adviser, determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Pilgrim Baxter or Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

MAIN INVESTMENT RISKS
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION
The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

[CHART]
    1996        4.91%
    1997        5.08%
    1998        5.00%
    1999        4.60%
    2000        5.96%
    2001        3.58%
    2002        1.11%
    2003        0.40%

The Fund's year-to-date return as of 6/30/04 was 0.13%

BEST QUARTER:             Q3 2000          1.55%
WORST QUARTER             Q3 2003          0.08%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
                                                                        Since
                                             Past         Past        Inception
                                            1 Year       5 Years      (4/4/95)
Cash Reserves Fund --
         PBHG Class
         Before Taxes                        0.40%         3.11%        3.94%
Lipper Money Market Funds Average*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)            0.44%         3.01%        3.82%

* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE
                                                                  PBHG CLASS
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEES
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               Not Applicable

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                    0.30%
Distribution and/or Service (12b-1) Fees                        Not Applicable
Other Expenses                                                     0.59%(1)
Total Annual Operating Expenses                                    0.89%(1)

     (1) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 111. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.58% and 0.88%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                     1 Year      2 Years     3 Years      4 Years      5 Years
PBHG Class            $91         $185        $284         $386         $493

                     6 Years     7 Years     8 Years      9 Years      10 Years
PBHG Class            $604        $720        $840         $966         $1,096

RELATED PERFORMANCE INFORMATION FOR DWIGHT
Shown below is performance information for a composite of separate accounts managed by the same Dwight investment professionals that have primary responsibility for the day-to-day management of the Dwight Intermediate Fixed Income Fund. The composite is currently comprised of one separate account. This separate account is managed with the same investment objective and strategy, and is subject to substantially identical investment policies and techniques as those used by the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund. The Fund's results may be different from the separate account because of, among other things, differences in fees and expenses, and because private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended (the "1940 Act") and the Internal Revenue Code, as amended, which, if applicable, may have adversely affected the performance of the composite. The performance data shown is net of all fees and expenses of the separate account, which fees and expenses are lower than those estimated for the Fund. Use of the estimated Fund expenses would have lowered the composite performance results. Past performance results of a composite of similarly managed separate accounts is not indicative of the Fund's future performance.

        YEAR ENDED                               SINCE INCEPTION
     JUNE 30, 2004(1)                   March 1, 2001 through June 30, 2004(1)
          2.55%                                       7.16%

(1) The above returns were calculated using the performance measurement standards of the Association for Investment Management Research ("AIMR"). Results may have been different if the SEC method of calculating total return had been used instead of the AIMR method. The results shown above (a) represent a discretionary, fee paying, separate account under management for at least six months, (b) reflect the reinvestment of any dividends or capital gains, and (c) are shown after deduction of advisory, brokerage or other expenses.

MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

EMERGING GROWTH, GROWTH, LARGE CAP 20, LARGE CAP GROWTH, SELECT GROWTH, STRATEGIC SMALL COMPANY AND TECHNOLOGY & COMMUNICATIONS FUNDS Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on business momentum, as demonstrated by such things as earnings or revenue and sales growth.

Pilgrim Baxter begins its investment process by creating a universe of companies exhibiting strong growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using proprietary software and research models that incorporate attributes of successful growthlike positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's business momentum, earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process, it is able to construct a portfolio of investments with strong, sustainable growth characteristics.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, Pilgrim Baxter may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

FOCUSED, LARGE CAP, MID-CAP, SMALL CAP AND STRATEGIC SMALL COMPANY FUNDS Pilgrim Baxter's blend investment process is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the Focused, Large Cap, Mid-Cap and Small Cap Funds and the blend portion of the Strategic Small Company Fund, Pilgrim Baxter first creates a universe of more than 8,000 companies whose current share price seems lower than their current or future worth. Pilgrim Baxter considers factors like a company's earnings power vs. its current stock price, its dividend income potential, its price-to-earnings ratio vs. similar companies, its competitive advantages, like brand or trade name or market niche, its management team and its current and future business prospects. Lastly, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Pilgrim Baxter's growth expectations.

CASH RESERVES FUND
In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

CLIPPER FOCUS FUND
PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income.

ANALYTIC DISCIPLINED EQUITY FUND
Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

o Maximize expected returns for the Fund;

o Minimize expected volatility relative to its benchmark; and

o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

DWIGHT INTERMEDIATE FIXED INCOME FUND
Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Lehman Brothers Intermediate Aggregate Bond Index. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

IRA CAPITAL PRESERVATION FUND
While not fixed at a $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, Dwight believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money-market fund.

HEITMAN REIT FUND
Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

TS&W SMALL CAP VALUE FUND
TS&W employs a value-oriented approach to investing. The investment process is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves loking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history. TS&W's decision to sell a security depends on many factors.

ALL FUNDS
Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Each of the Emerging Growth, Strategic Small Company, Small Cap, Focused, TS&W Small Cap Value, Mid-Cap, Large Cap Growth, Large Cap 20, Large Cap, Technology & Communications, Analytic Disciplined Equity, Heitman REIT and Dwight Intermediate Fixed Income Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to its investment policy.

A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

RISKS AND RETURNS

EQUITY SECURITIES
Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS
Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS
Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN
Pilgrim Baxter, PFR, Analytic, TS&W and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

Pilgrim Baxter, PFR, TS&W and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund (except the Cash Reserves Fund and the IRA Capital Preservation Fund) intends to remain fully invested, with at least 65% (or in some cases, 80%) of its assets in securities.

GROWTH SECURITIES
Equity securities that Pilgrim Baxter believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS
See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

POTENTIAL RETURNS
See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities.

In managing a Fund, Pilgrim Baxter uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Pilgrim Baxter's investment process is extremely focused on companies which exhibit positive business momentum.

Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

VALUE SECURITIES
Equity securities that TS&W and PFR believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS
See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Pilgrim Baxter, TS&W or PFR believes are their full value and may even go down in price.

POTENTIAL RETURNS
See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities.

In managing the Clipper Focus and TS&W Small Cap Value Funds, PFR and TS&W each use its own research, computer models and measures of value.

PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value.

The other Funds do not focus specifically on Value Securities.

FOREIGN EQUITY SECURITIES
Securities of foreign issuers, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS
Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS
Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISK AND RETURN
In managing the Analytic Disciplined Equity Fund, Analytic will select foreign securities according to the same standards they apply to domestic securities.

Analytic Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities. Every other Fund, except Clipper Focus, Heitman REIT and IRA Capital Preservation Funds, limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits). The Clipper Focus, Heitman REIT and IRA Capital Preservation Funds do not invest a significant portion of their assets in foreign securities.

MONEY MARKET INSTRUMENTS
High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS
Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS
Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks. This will help contribute to the stability of the Fund's NAV.

POLICIES TO BALANCE RISK AND RETURN
The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments.

The money market instruments and other liquid short-term investments in which the IRA Capital Preservation Fund invests will be rated in one of the top two short-term ratings categories of a rating agency at the time of purchase.

The Dwight Intermediate Fixed Income Fund will generally invest in money market instruments for temporary defensive, duration management or cash management purposes.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS
Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS
Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities/Growth Securities/Value Securities.

Pilgrim Baxter focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

In analyzing medium sized companies for Analytic Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES
Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS
Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS
Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN
Although the Technology & Communications Fund will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Fund seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

OVER-THE-COUNTER ("OTC") SECURITIES
Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS
OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS
Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN
Pilgrim Baxter, PFR and Analytic use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

ILLIQUID SECURITIES
Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS
A Fund may have difficulty valuing these securities precisely. A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS
Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN
The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities. Every other Fund may not invest more than 15% of its net assets in illiquid securities.

DERIVATIVES
Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS
The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS
Derivatives may be used for a variety of purposes, including:

o To reduce transaction costs;
o To manage cash flows;
o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;
o To enhance returns; and
o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN
Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows. To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

STRIPPED MORTGAGE-BACKED SECURITIES
Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).

POTENTIAL RISKS
The cash Flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interset rates and will therefore fall is interset rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS
Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN
Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities (10% for Cash Reserves Fund), including stripped mortgage-backed securities that are deemed to be illiquid.

WRAPPERS
A wrapper agreement obligates the wrap provider and IRA Capital Preservation Fund to make certain payments to each other in exchange for an annual premium paid by the IRA Capital Preservation Fund. Payments made under the wrapper agreement are generally designed so that when the Fund liquidates assets covered by the wrapper agreement ("covered assets") in order to pay for shareholder redemptions, the Fund receives the purchase price plus the accrued income of the liquidated covered assets, rather than the market value of the covered assets. The terms of the wrapper agreements vary concerning when payments must actually be made between the Fund and the wrap provider. The Fund's wrapper agreements generally provide for settlement when the wrapper agreement terminates or the Fund sells all of the covered assets.

POTENTIAL RISKS
Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a security for more than its purchase price plus accrued income, the Fund will be obligated to pay the wrap provider the difference.

The costs the Fund incurs when buying wrapper agreements will reduce its return and as a result it may not perform as well as other high-quality fixed-income funds of comparable duration.

The Fund might not be able to replace existing wrapper agreements with other suitable wrapper agreements if (1) they mature or terminate or (2) the wrap provider defaults or has its credit rating lowered. The Fund may be unable to obtain suitable wrapper agreements or may elect not to cover some or all of its assets with wrapper agreements. This could occur if wrapper agreements are not available or if the adviser believes that the terms of available wrapper agreements are unfavorable. Under these circumstances, the Fund may not be able to maintain a stable NAV.

The wrappers employed by the IRA Capital Preservation Fund will not cover the Fund's money market instruments, and therefore will not protect the stability of the Fund's NAV from price fluctuations in money market instruments.

POTENTIAL RETURNS
Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a covered asset for less than its purchase price plus accrued income, the wrap provider will be obligated to pay the Fund the difference.

POLICIES TO BALANCE RISK AND RETURN
Normally, the Fund expects the sum of the total value of its wrapper agreements plus the total market value of all of its covered assets to equal the purchase price plus accrued income of its covered assets, resulting in a stable NAV.

REIT SECURITIES
A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS
The real estate industry is particularly sensitive to:

o Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o Increases in property taxes;

o Casualty and condemnation losses; and

o Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS
Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN
Pilgrim Baxter and each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

SPECIAL SITUATIONS
The Clipper Focus Fund may invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to: o Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints; o Material litigation, technological breakthroughs or temporary production or product introduction problems; or oNatural disaster, sabotage or employee error and new management or management policies.

Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

POTENTIAL RISKS
Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

POTENTIAL RETURNS
Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
PFR's investment process is very research intensive, including meetings with company management, competitors and customers. PFR prepares valuation models for each company being researched and sells securities when share prices reach PFR's estimate of intrinsic value.

FIXED INCOME SECURITIES
Fixed Income Securities includes U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS
Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

POTENTIAL RETURNS
Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.

POLICIES TO BALANCE RISK AND RETURN
The Sub-Adviser maintains its own policies for balancing risks of individual fixed income securities against their potential yields and gains in light of the Fund's investment goals.

U.S. GOVERNMENT SECURITIES
U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.

POTENTIAL RISKS
U.S. government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

POTENTIAL RETURNS
The Fund lowers the risk profile of its investment portfolio by holding U.S. government securities as the timely payment of principal and interest on such securities is guaranteed by the U.S. government.

POLICIES TO BALANCE RISK AND RETURN
The Fund adjusts its holdings in U.S. government securities depending on its forecast of interest rate changes and the overall risk profile of its investment portfolio.

U.S. GOVERNMENT AGENCY SECURITIES
Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the U.S. government.

POTENTIAL RISKS
U.S. government agency securities are not direct obligations of the U.S. government and certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government. U.S. government agency securities therefore represent a higher risk of default than U.S. government securities.

POTENTIAL RETURNS
U.S. government agency securities may offer higher yields and the potential for higher returns than U.S. government securities.

POLICIES TO BALANCE RISK AND RETURN
In assessing an investment in a U.S. government agency security, the Sub-Adviser balances the risks associated with security against the potential returns to the Fund.

MORTGAGE-BACKED SECURITIES
Securities that represent pools of mortgages (including CMOs), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

POTENTIAL RISKS
Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS
Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
In assessing an investment in an mortgage-backed security, the Sub-Adviser balances the risks associated with the security against the potential returns to the Fund and may look for mortgage-backed securities that have characteristics that make them less likely to be prepaid.

ASSET-BACKED SECURITIES
Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables.

POTENTIAL RISKS
Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS
Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
The Sub-Adviser maintains its own policies for balancing credit quality against potential yields and gains in light of the Fund's investment goals.

CORPORATE BONDS
Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS
Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS
Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. government securities and have a lower risk of default than lower-rated corporate bonds.

POLICIES TO BALANCE RISK AND RETURN
The Sub-Adviser maintains its own policies for balancing credit quality against potential yields and gains in light of the Fund's investment goals.

LOWER-RATED (JUNK) BONDS
Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS
Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS
Lower-Rated bonds offer higher yields and higher potential gains.

POLICIES TO BALANCE RISK AND RETURN
Each Sub-Adviser maintains its own policies for balancing credit quality against potential yields and gains in light of the Fund's investment goals. Also, a Fund will not invest more than 15% of its assets in lower-rated bonds.

FOREIGN BONDS
Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

POTENTIAL RISKS
In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS
Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

POLICIES TO BALANCE RISK AND RETURN
The Sub-Adviser maintains its own policies for balancing credit quality and other risks against potential yields and gains in light of the Fund's investment goals. The Sub-Adviser will manage the Fund's currency exposure of its foreign investments and may hedge a portion of this exposure.

ZERO COUPON AND PAY-IN-KIND SECURITIES
A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS
The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS
Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
The Sub-Adviser maintains its own policies for balancing credit quality and other risks against potential yields and gains in light of the Fund's investment goals.

THE INVESTMENT ADVISER & SUB-ADVISERS

THE INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Pilgrim Baxter managed over $7.0 billion in assets as of June 30, 2004 for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Pilgrim Baxter makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Growth, Large Cap 20, Technology & Communications, Strategic Small Company, Large Cap, Mid-Cap, Small Cap and Focused Funds. Pilgrim Baxter also oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by Analytic as sub-adviser for Analytic Disciplined Equity Fund, by Heitman as sub-adviser for Heitman REIT Fund, by Dwight as sub-adviser for IRA Capital Preservation Fund and Dwight Intermediate Fixed Income Fund, by TS&W as sub-adviser for TS&W Small Cap Value Fund and by Wellington Management as sub-adviser for the Cash Reserves Fund. The Trust's Board of Trustees supervises Pilgrim Baxter and the sub-advisers and establishes policies that Pilgrim Baxter and the sub-advisers must follow in their day-to-day investment management activities.

On June 21, 2004, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") entered into agreements with the SEC and the New York Attorney General ("NYAG") settling all charges related to "market timing" and "selective disclosure " activity in the PBHG Funds. In the settlements, Pilgrim Baxter, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. In connection with the settlements, on July 9, 2004, Pilgrim Baxter paid $40 million in disgorgement and $50 million in civil penalties. In addition, effective October 1, 2004, Pilgrim Baxter will be required to reduce management fees for all of the Fund's portfolios by at least 3.16%. The management fee reduction will result in an aggregate reduction of approximately $10 million over the next five years. Pilgrim Baxter, and not the Fund or the Fund's shareholders, will bear all the costs of complying with the settlements, including restitution, civil penalties, and associated fees related to these regulatory proceedings. Pilgrim Baxter has also agreed that it and its affiliates shall not directly or indirectly assess any fee or charge to any Fund portfolio or its shareholders to defray, recoup or reimburse any such reduction in management fees or other payments referred to in the preceeding sentence. The settlements require Pilgrim Baxter to operate in accordance with enhanced corporate governance policies and practices.

Further information regarding the specific details set forth in the settlement agreements is set forth under "Settlements and Pending Litigation" in the Fund's statements of additional information.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain PBHG Funds portfolios, Pilgrim Baxter and certain related parties. These lawsuits are primarily based upon the market timing, and selective disclosure allegations in the SEC and the NYAG actions referred to above. These lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits have been filed in Federal and state courts and seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees. On February 20, 2004, the Federal Multi-District Litigation Panel (the "Panel") issued an order centralizing hundreds of cases involving allegations of market timing and/or late trading in the mutual fund industry for administration in the District of Maryland. All of the cases brought against Pilgrim Baxter have been designated as "tag-along" cases and have been transferred to the Maryland U.S. District Court.

More detailed information regarding the lawsuits is provided in the Fund's statements of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against PBHG Funds, Pilgrim Baxter and related parties in the future. Information about any similar lawsuits will be provided for in the Fund's prospectuses or statements of additional information. Any potential resolution of these lawsuits may include, but not be limited to, judgments or settlements for damages against Pilgrim Baxter, the Fund or any named defendant. In the event the Fund incurs any losses, costs or expenses in connection with such lawsuits, the Fund's Board of Trustees may pursue claims on behalf of the affected Fund portfolios against any party that may have liability to the Fund in respect thereof. It is currently too early to predict what will be the result of these lawsuits, however, Pilgrim Baxter does not believe that these lawsuits will materially affect its ablility to carryout its duties as investment adviser to the Funds.

On May 20, 2004, Olga Menyhart, who claims to be a shareholder of the PBHG Growth Fund and PBHG Emerging Growth Fund (the "Portfolios"), filed suit in the United States District Court for the Middle District of Florida against Pilgrim Baxter, PBHG Fund Distributors, the Fund's distributor, and PBHG Fund Services, the Fund's administrator (together, Pilgrim Baxter, PBHG Fund Distributors and PBHG Fund Services are the "Pilgrim Baxter Entities"). The action is a derivative action brought by the plaintiff on behalf of the Portfolios pursuant to Sections 36(b) and 12(b) under the Investment Company Act of 1940, as amended (the "1940 Act"). The complaint alleges the Pilgrim Baxter Entities received fees under the PBHG Funds' investment advisory agreements and the PBHG Funds' 12b-1 Plans in violation of Sections 12(b) and 36(b) under the 1940 Act. The plaintiff is seeking to (i) rescind the PBHG Funds' investment advisory agreements with Pilgrim Baxter and the PBHG Funds' 12b-1 Plans; (ii) to recover either the total fees charged by the Pilgrim Baxter Entities or excess profits received by the Pilgrim Baxter Entities; and/or (iii) recover other excessive compensation received by, or improper payments wrongfully retained by, the Pilgrim Baxter Entities in breach of their fiduciary duties under the 1940 Act.


THE SUB-ADVISERS
Pacific Financial Research, Inc., ("PFR") a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. PFR, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $17.8 billion in assets as of June 30, 2004.

Analytic Investors, Inc., a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071, is the sub-adviser for the Analytic Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Analytic is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $5.4 billion in assets as of June 30, 2004.

Heitman Real Estate Securities LLC (formerly named Heitman/PRA Securities Advisors LLC), a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois, 60601, is the sub-adviser to the Heitman REIT

Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Heitman is wholly owned by Heitman LLC, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. Heitman managed approximately $2.2 billion in assets as of June 30, 2004.

Dwight Asset Management Company, a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the IRA Capital Preservation Fund and Dwight Intermediate Fixed Income Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Dwight is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc. It has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $40.5 billion in assets as of June 30, 2004.

Wellington Management Company, LLP, 75 State Street, Boston, MA 02109 is the sub-adviser for the PBHG Cash Reserves Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of June 30, 2004, Wellington Management held discretionary management authority with respect to more than $423.9 billion in assets.

Thompson, Siegel & Walmsley, 5000 Monument Avenue, Richmond, VA 23230, is the sub-advisor to the TS&W Small Cap Value Fund. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international, and small cap equity investments. TS&W managed approximately $4.6 billion in assets as of June 30, 2004.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Emerging Growth Fund                                  0.85%
Growth Fund                                           0.85%
Large Cap 20 Fund                                     0.85%
Large Cap Growth Fund                                 0.75%
Select Growth Fund                                    0.85%
Focused Fund                                          0.81%*
Large Cap Fund                                        0.65%
Mid-Cap Fund                                          0.85%
Small Cap Fund                                        0.95%*
Clipper Focus Fund                                    1.00%
TS&W Small Cap Value Fund                             0.78%*
Analytic Disciplined Equity Fund                      0.70%
Heitman REIT Fund                                     0.85%
Strategic Small Company Fund                          0.91%*
Technology & Communications Fund                      0.85%
Dwight Intermediate Fixed Income Fund                      **
IRA Capital Preservation Fund                         0.31%*
Cash Reserves Fund                                    0.30%

  * Reflects a waiver of fees.
  ** Fund waived all management fees during the last fiscal year.

Each sub-adviser is entitled to receive a fee from Pilgrim Baxter equal to a percentage of the daily net assets of each Fund it sub-advises.

THE PORTFOLIO MANAGERS

EMERGING GROWTH FUND
Peter J. Niedland, CFA, has managed the Emerging Growth Fund since January 1, 2003. Mr. Niedland joined Pilgrim Baxter's Pilgrim Baxter's investment team in 1993. Mr. Niedland also manages the PBHG Small Cap Growth Portfolio of PBHG Insurance Series Fund. Effective May 3, 2004, James M. Smith, CFA, joined Mr. Niedland as co-manager of the Emerging Growth Fund. Mr. Smith joined Pilgrim Baxter in 1993 as a portfolio manager.

GROWTH FUND
Michael S. Sutton, CFA and Peter J. Niedland, CFA have managed the Growth Fund since November 2003. Effective May 3, 2004, James M. Smith joined Mr. Sutton and Mr. Niedland as co-manager of the Growth Fund. Mr. Sutton is Chief Investment Officer of Pilgrim Baxter. Mr. Sutton joined Pilgrim Baxter in October, 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth portfolio manager with Stein, Roe & Farnham. Mr. Niedland's work experience is discussed under the Emerging Growth Fund. Mr. Smith's work experience is discussed under the Emerging Growth Fund.

LARGE CAP GROWTH FUND/LARGE CAP 20 FUND/SELECT GROWTH FUND
Michael S. Sutton, CFA, has managed the Large Cap Growth and Large Cap 20 Funds since November, 1999. He has managed the Select Growth Fund since April, 2000. Effective as of October, 2001, Gregory P. Chodaczek joined Mr. Sutton as co-manager of Select Growth Fund. Effective May 3, 2004, Mr. Chodaczek joined Mr. Sutton as co-manager of Large Cap Growth and Large Cap 20 Funds. Mr. Sutton's work experience is discussed under the Growth Fund. Mr. Chodaczek joined Pilgrim Baxter in 1998 as a research analyst for Pilgrim Baxter's growth equity investment team, focusing on the research of large cap growth equities. Prior to joining Pilgrim Baxter, Mr. Chodaczek was a Senior Financial Analyst for Scientific Atlanta, Inc. in Atlanta, Georgia.

CLIPPER FOCUS FUND
A team of PFR's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

SMALL CAP FUND/MID-CAP FUND/FOCUSED FUND
Jerome J. Heppelmann, CFA, has managed the Small Cap, Mid-Cap, and Focused Funds since June, 1999. Effective May 3, 2004, James B. Bell, III, CFA, joined Mr. Heppelmann as co-manager of the Small Cap, Mid-Cap and Focused Funds. Mr. Heppelmann joined Pilgrim Baxter in 1994 as a Vice President of Marketing/ Client Service and since 1997 has been a member of Pilgrim Baxter's investment team. Prior to joining Pilgrim Baxter, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments. Mr. Bell joined Pilgrim Baxter in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies. Prior to joining Pilgrim Baxter, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

LARGE CAP FUND
Raymond J. McCaffrey, CFA, has managed the Large Cap Fund since June, 1999. He joined Pilgrim Baxter as a portfolio manager and analyst in 1997. Effective May 3, 2004, James B. Bell, III, CFA, joined Mr. McCaffrey as co-manager of the Large Cap Fund. Prior to joining Pilgrim Baxter, Mr. McCaffrey worked for 2 years as a portfolio manager and analyst at Pitcairn Trust Company. His investment experience also includes positions at Cypress Capital Management, Independence Capital Management and Fidelity Bank. Mr. Bell's work experience is discussed under the Small Cap, Mid-Cap and Focused Funds.

TS&W SMALL CAP VALUE FUND
Frank H. Reichel, III is the portfolio manager of the TS&W Small Cap Value Fund. Mr. Reichel has over sixteen years of experience managing value and small cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August, 2000. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

ANALYTIC DISCIPLINED EQUITY FUND
A team of Analytic's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

TECHNOLOGY & COMMUNICATIONS FUND
The Adviser's technology team, led by Michael S. Sutton, Jerome J. Heppelmann, Raymond J. McCaffrey has managed this Fund since August 19, 2002. In November, 2003, James M. Smith was added to the technology team managing the Fund. The work experience of the members of the team is discussed above.

REIT FUND
A team of Heitman's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

STRATEGIC SMALL COMPANY FUND
James M. Smith, CFA, has co-managed the Fund since its inception in 1996. Mr. Smith's work experience is discussed under the Emerging Growth Fund. Mr. Heppelmann has co-managed the Fund since June, 1999. Mr. Heppelmann's work experience is discussed under the Small Cap, Mid-Cap and Focused Funds.

DWIGHT INTERMEDIATE FIXED INCOME FUND
A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

IRA CAPITAL PRESERVATION FUND
A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

CASH RESERVES FUND
Timothy Smith has managed the Fund since October 22, 2002. Mr. Smith has worked closely with Mr. John Keogh, the Fund's previous portfolio manager, since the Fund's inception in 1995. Mr. Smith is a Vice President of Wellington Management. Mr. Smith also is the Chairman of Wellington Management's Money Market Strategy Group. Prior to joining Wellington Management in 1992, Mr. Smith spent seven years with Fidelity Investments.

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING
While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The Trust's Board of Trustees has adopted and Pilgrim Baxter and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Pilgrim Baxter") and their agents have implemented the following tools designed to discourage excessive short-term trading in the
Funds:

         1) trade activity monitoring;
         2) trading guidelines;
         3) a redemption fee on trades in all non-money market funds; and
         4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Pilgrim Baxter and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Pilgrim Baxter and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Pilgrim Baxter and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING
Pilgrim Baxter and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Pilgrim Baxter or one of its agents believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account other than exchanges into the PBHG Cash Reserves Fund. In making such judgments, Pilgrim Baxter and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Pilgrim Baxter and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading.

TRADING GUIDELINES
If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Pilgrim Baxter or one of its agents, determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the determining party may, in its discretion, reject any additional purchase and exchange orders. Each Fund and Pilgrim Baxter and their agents reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Pilgrim Baxter and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE
All Funds (except those noted below) will each impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Pilgrim Baxter assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund. Also, the holding period for shares of the PBHG IRA Capital Preservation Fund will be twelve months instead of 10 days.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

     1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;

     2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;

     3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

     4. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

     5. redemptions initiated by a Fund, as permitted in the prospectus.

The exemptions to the redemption fee listed above do not apply to the PBHG IRA Capital Preservation Fund. The Fund is not able to make any exceptions to the redemption fee (even where redemptions result from required minimum distributions or the death of a shareholder) for the PBHG IRA Capital Preservation Fund.

The Fund's goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserve Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

FAIR VALUE PRICING
The Funds have fair value pricing procedures in place, and the Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.

VALUING PORTFOLIO SECURITIES
The Cash Reserves Fund prices its investments at amortized cost, which approximates market value. Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments (including wrapper agreements) are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See "Fair Value Pricing" on page 120. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. The IRA Capital Preservation Fund may use a pricing service to value some of its assets, such as debt securities or foreign securities. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

PRICING FUND SHARES - NET ASSET VALUE (NAV)
The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, each Fund's NAV is calculated and each Fund's shares are priced at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Cash Reserves Fund shares are generally priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Fund shares are not priced on days that the New York Stock Exchange is closed.

BUYING SHARES
You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

CONCEPTS TO UNDERSTAND
TRADITIONAL IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

COVERDELL EDUCATION SAVINGS ACCOUNTS: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services Representative or a tax adviser.

MINIMUM INVESTMENTS
                                              Initial        Additional

REGULAR ACCOUNTS                             $  2,500        no minimum
UNIFORM GIFTS/TRANSFER TO MINOR ACCOUNTS     $    500        no minimum
 TRADITIONAL IRAS                            $  2,000        no minimum
 ROTH IRAS                                   $  2,000        no minimum
 COVERDELL EDUCATION SAVINGS ACCOUNTS        $    500        no minimum
 SYSTEMATIC INVESTMENT PLANS 1 (SIP)         $    500        $25


1 PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

BUYING SHARES OF PBHG IRA CAPITAL PRESERVATION FUND
The PBHG IRA Capital Preservation Fund offers its shares to investors who wish to invest in the Fund through one of the following types of individual retirement accounts:

o Plans described in Section 408 of the Internal Revenue Code (includes traditional IRAs, SEP-IRAs and SIMPLE IRAs);

o Plans described in Section 408A of the Internal Revenue Code (ROTH-IRAs);

o Plans described in Section 530 of the Internal Revenue Code (Education IRAs); and

o Plans maintained by sole proprietorships (KEOGH Plans).

SELLING SHARES
You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time (2:00 p.m. Eastern Time for the PBHG Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.
 Limitations on selling shares by phone

 Proceeds
 Sent by           Minimum            Maximum

 Check            no minimum        $50,000 per day

 Wire*            no minimum        no maximum

 ACH              no minimum        $50,000 per day

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

* Wire fee is $10 per Federal Reserve Wire

WRITTEN REDEMPTION ORDERS
Some circumstances require written sell orders along with medallion signature guarantees. These include:

o Redemptions in excess of $50,000;

o Requests to send proceeds to a different address or payee;

o Requests to send proceeds to an address that has been changed within the last 30 days; and

o Requests to wire proceeds to a different bank account.

A MEDALLION SIGNATURE GUARANTEE helps to protect you against fraud. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the

Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

GENERAL POLICIES

o        IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT:
         The Fund is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your indentity.

o        Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 123. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (www.PBHGfunds.com).

EXCHANGES BETWEEN FUNDS
You may exchange some or all PBHG Class Shares of a Fund for PBHG Class Shares of any other PBHG Fund that has PBHG Class Shares. PBHG Class Shares of a Fund may not be exchanged for shares of any other Class of a Fund. Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent.

If a shareholder exceeds four exchanges out of a fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Pilgrim Baxter or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, it may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See "Policy Regarding Excessive or Short-Term Trading" on page 118 for details of the Trust's trading guidelines and redemption fee.

To open an account
IN WRITING
Complete the application.
Mail your completed application
and a check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534

BY TELEPHONE
Call us at 1-800-433-0051 to receive an account application and receive an account number.

WIRE
Have your bank send your investment to:
o United Missouri Bank of Kansas City,N.A.
o ABA # 10-10-00695
o Account # 98705-23469
o Fund name
o Your name
o Your Social Security or tax ID number
o Your account number

Return the account application.

BY AUTOMATED CLEARING HOUSE (ACH)
Currently you may not open an account through ACH

VIA THE INTERNET
o Visit the PBHG Funds website at http://www.pbhgfunds.com.
o Enter the "Open An Account" screen and follow the instructions.

To add to an account

FILL OUT AN INVESTMENT SLIP:
Mail the slip and the check to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri  64121-9534


WIRE
Have your bank send your investment to:
o United Missouri Bank of Kansas City, N.A.
o ABA # 10-10-00695
o Account # 98705-23469
o Fund name
o Your name
o Your Social Security or tax ID number
o Your account number

BY AUTOMATED CLEARING HOUSE (ACH)
o Complete the bank information section on the account application.
o Attach a voided check or deposit slip to the account application.
o The maximum purchase allowed through ACH is $100,000 and this option must be established on your account 15 days prior to initiating a transaction.

VIA THE INTERNET
o Complete the bank information section on the account application.
o Enter the "My Account" section of the website and follow the instructions for purchasing shares.

TO SELL SHARES

BY MAIL
Write a letter of instruction that includes:
o your name(s) and signature(s)
o your account number
o the Fund name
o the dollar amount your wish to sell
o how and where to send the proceeds

If required, obtain a medallion signature guarantee (see "Selling Shares") Mail your request to:
PBHG Funds
P.O. Box 219534
Kansas City, Missouri 64121-9534

SYSTEMATIC WITHDRAW PLAN
Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

o Complete the applicable section on the account application.

Note:  You must maintain a minimum account balance of $5,000 or more.

CHECK WRITING
Check Writing is offered to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 1-800-433-0051 and request a Signature Card.

BY TELEPHONE
Sales orders may be placed by telephone provided this option was selected on your account application. Please call 1-800-433-0051.
Note: Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

ACH
o Complete the bank information section on the account application.

o Attach a voided check or deposit slip to the account application.

Persons under age 59 1/2 may only make sales from IRA accounts in writing, not by telephone.

WIRE
Sale proceeds may be wired at your request. Be sure PBHG Funds has your wire instructions on file.

There is a $10 charge for each wire sent by the Fund.

VIA THE INTERNET
o Enter the "My Account" section of the website and follow the instructions for redeeming shares.

DISTRIBUTION AND TAXES

Except for Heitman REIT Fund, Dwight Intermediate Fixed Income Fund, IRA Capital Preservation Fund and Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. Dwight Intermediate Fixed Income Fund, IRA Capital Preservation Fund and Cash Reserves Fund declare dividends daily and pay shareholders dividends from their net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

To maintain a stable NAV, the IRA Capital Preservation Fund may have to declare and pay dividends in amounts that are not equal to the amount of net investment income it actually earns. This may cause the Fund to take some or all of the following actions:

o If the Fund distributes more money than it actually earned through its investments, it may have to make a distribution that may be considered a return of capital;

o If the income the Fund receives exceeds the amount of dividends distributed, the Fund may have to distribute that excess income to shareholders and declare a reverse split of its shares;

o The Fund may split its shares when it distributes its net capital gains. Share splits or reverse share splits will cause the number of shares owned by shareholders to increase or decrease while allowing the NAV of the Fund to remain stable.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS
The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUALS AND OTHER NONCORPORATE SHAREHOLDERS

 Type of                             Tax rate for         Tax rate for brackets
 Distribution                     15% bracket and lower      higher than 15%

 Dividends Generally              Ordinary income rate    Ordinary income rate
 Qualified Dividends                       5%                      15%
 Short-term
   Capital Gains                    Ordinary income       Ordinary income rate
 Long-term
   Capital Gains                           5%                      15%


DISTRIBUTION ARRANGEMENTS

PBHG Funds has four classes of shares, one of which, PBHG Class, is offered by this prospectus. PBHG Class has the same rights and privileges as the other share classes of PBHG Funds, except (i) each Class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the Investment Company Act of 1940; (iv) exchanges are not permitted between the various share classes but only among the same class; and (iv) PBHG Class shares may have exclusive voting rights with respect to matters affecting only that class.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

[OBJECT OMITTED]

FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Analytic Disciplined Equity, Heitman REIT and IRA Capital Preservation Funds acquired the assets of its predecessor Fund, as noted under Fund Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus and Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic Disciplined Equity and IRA Capital Preservation Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD FOR THE YEARS OR PERIODS ENDED MARCH 31, (UNLESS OTHERWISE NOTED)



                         Net                         Realized and
                        Asset                         Unrealized                            Distributions          Distributions
                        Value            Net           Gains or              Total            from Net                 from
                      Beginning      Investment        (Losses)              from            Investment               Capital
                      of Period         Loss         on Securities        Operations           Income                  Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                   $7.94       $(0.16) 1         $ 4.88               $  4.72             --                       --
  2003                   14.23        (0.14)            (6.15)                (6.29)            --                       --
  2002                   15.96        (0.17) 1          (1.56)                (1.73)            --                       --
  2001                   40.00        (0.10) 1         (21.81)               (21.91)            --                   $(2.13)
  2000                   20.61        (0.21) 1          20.76                 20.55             --                    (1.16)

----------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  $13.90       $(0.20) 1         $ 4.64               $  4.44             --                       --
  2003                   18.94        (0.17) 1          (4.87)                (5.04)            --                       --
  2002                   21.74        (0.20) 1          (2.60)                (2.80)            --                       --
  2001                   58.73        (0.20) 1         (30.53)               (30.73)            --                   $(6.26)
  2000                   24.51        (0.33) 1          36.14                 35.81             --                    (1.59)


----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  $11.35       $(0.17) 1         $ 3.94               $  3.77             --                       --
  2003                   15.15        (0.09) 1          (3.71)                (3.80)            --                       --
  2002                   17.81        (0.11) 1          (2.55)                (2.66)            --                       --
  2001                   44.34        (0.12) 1         (22.04)               (22.16)            --                   $(4.37)
  2000                   24.10        (0.25) 1          26.26                 26.01             --                    (5.77)




                                            Net                             Net                                Ratio of Net
                                           Asset                          Assets             Ratio             Investment
                                           Value                            End           of Expenses             Loss
                          Total             End           Total          of Period        to Average           to Average
                      Distributions      of Period       Return            (000)          Net Assets           Net Assets
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $12.66         59.45%          $  278,178         1.40%                (1.30)%
  2003                      --              7.94        (44.20)%            201,460         1.55%                (1.44)%
  2002                      --             14.23        (10.84)%            408,161         1.39%                (1.06)%
  2001                  $(2.13)            15.96        (56.95)%            538,294         1.26%                (0.33)%
  2000                   (1.16)            40.00        101.33%           1,336,938         1.24%                (0.76)%


---------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $18.34         31.94%          $  986,917         1.38%                (1.16)%
  2003                      --             13.90        (26.61)%          1,118,887         1.42%                (1.12)%
  2002                      --             18.94        (12.88)%          1,925,422         1.33%                (0.95)%
  2001                  $(6.26)            21.74        (56.57)%          2,883,036         1.25%                (0.46)%
  2000                   (1.59)            58.73        148.57%           6,465,234         1.23%                (0.90)%


---------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $15.12         33.22%          $  217,059         1.46%                (1.24)%
  2003                      --             11.35        (25.08)%            209,192         1.48%                (0.74)%
  2002                      --             15.15        (14.94)%            333,115         1.36%                (0.66)%
  2001                  $(4.37)            17.81        (53.84)%            501,921         1.23%                (0.34)%
  2000                   (5.77)            44.34        117.88%           1,083,460         1.23%                (0.82)%



                              Ratio               Ratio of Net
                           of Expenses           Investment Loss
                           to Average              to Average
                           Net Assets              Net Assets
                           (Excluding              (Excluding
                            Waivers,                Waivers,
                            Expenses                Expenses
                            Borne by                Borne by
                             Adviser               Adviser and       Portfolio
                           and Expense               Expense         Turnover
                          Reduction)12           Reduction)12        Rate
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.41%                  (1.31)%            96.38%
  2003                        1.55%                  (1.44)%           218.32%
  2002                        1.39%                  (1.07)%           150.95%
  2001                        1.26%                  (0.33)%            89.91%
  2000                        1.24%                  (0.76)%           141.81%


--------------------------------------------------------------------------------
PBHG GROWTH FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.39%                  (1.17)%           163.61%
  2003                        1.42%                  (1.12)%           167.87%
  2002                        1.33%                  (0.96)%           170.67%
  2001                        1.25%                  (0.46)%           104.48%
  2000                        1.23%                  (0.90)%           107.73%


--------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.47%                  (1.25)%            73.65%
  2003                        1.48%                  (0.74)%           156.30%
  2002                        1.36%                  (0.67)%           152.53%
  2001                        1.23%                  (0.34)%           142.46%
  2000                        1.23%                  (0.82)%           147.35%



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                      Net                               Realized and
                     Asset                               Unrealized                            Distributions       Distributions
                     Value                Net             Gains or              Total            from Net              from
                   Beginning          Investment          (Losses)              from            Investment            Capital
                   of Period             Loss           on Securities        Operations           Income               Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $15.10            $(0.15) 1          $ 4.85             $  4.70                --                   --
  2003                 19.67             (0.11) 1           (4.46)              (4.57)               --                   --
  2002                 22.90             (0.14) 1           (3.09)              (3.23)               --                   --
  2001                 38.37             (0.05) 1          (13.48)             (13.53)               --               $(1.94)
  2000                 24.57             (0.23) 1           21.32               21.09                --                (7.29)


----------------------------------------------------------------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $15.71            $(0.28) 1          $ 5.48             $  5.20                --                   --
  2003                 22.74             (0.19)             (6.84)              (7.03)               --                   --
  2002                 26.58             (0.25) 1           (3.59)              (3.84)               --                   --
  2001                 77.81             (0.24) 1          (48.55)             (48.79)               --               $(2.44)
  2000                 25.93             (0.34) 1           58.71               58.37                --                (6.49)

----------------------------------------------------------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $  8.72           $(0.14) 1          $ 5.10             $  4.96                --                   --
  2003                  13.37            (0.11) 1           (4.54)              (4.65)               --                   --
  2002                  12.08            (0.13) 1            1.42                1.29                --                   --
  2001                  19.34            (0.11) 1           (4.55)              (4.66)               --               $(2.60)
  2000                  10.54            (0.13) 1           10.18               10.05                --                (1.25)




                                             Net                                     Net                            Ratio of Net
                                            Asset                                  Assets              Ratio         Investment
                                            Value                                    End            of Expenses         Loss
                        Total                End               Total              of Period         to Average       to Average
                    Distributions         of Period           Return                (000)           Net Assets       Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $19.80              31.13%          $  184,688              1.34%            (0.83)%
  2003                      --               15.10             (23.23)%            172,972              1.33%            (0.67)%
  2002                      --               19.67             (14.10)%            258,297              1.26%            (0.62)%
  2001                  $(1.94)              22.90             (36.55)%            327,689              1.18%            (0.14)%
  2000                   (7.29)              38.37              98.60%             256,965              1.17%            (0.79)%


----------------------------------------------------------------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $20.91              33.10%          $  231,034              1.52%            (1.44)%
  2003                      --               15.71             (30.91)%            225,127              1.55%            (1.02)%
  2002                      --               22.74             (14.45)%            413,134              1.38%            (0.94)%
  2001                  $(2.44)              26.58             (64.23)%            662,551              1.26%            (0.43)%
  2000                   (6.49)              77.81             240.82%           1,691,298              1.18%            (0.68)%


----------------------------------------------------------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $13.68              56.88%          $   69,838              1.50%            (1.14)%
  2003                      --                8.72             (34.78)%             57,738              1.50%            (1.09)%
  2002                      --               13.37              10.68%              86,243              1.50%            (0.96)%
  2001                  $(2.60)              12.08             (27.04)%             76,331              1.50%            (0.63)%
  2000                   (1.25)              19.34              99.74%              75,225              1.50%            (0.93)%



                         Ratio           Ratio of Net
                      of Expenses       Investment Loss
                      to Average          to Average
                      Net Assets          Net Assets
                      (Excluding          (Excluding
                       Waivers,            Waivers,
                       Expenses            Expenses
                         Borne             Borne by
                      by Adviser          Adviser and         Portfolio
                      and Expense           Expense           Turnover
                     Reduction)12       Reduction)12          Rate
--------------------------------------------------------------------------
--------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.35%               (0.84)%             63.17%
  2003                   1.33%               (0.67)%            124.58%
  2002                   1.26%               (0.63)%            148.93%
  2001                   1.18%               (0.14)%            146.18%
  2000                   1.17%               (0.79)%            184.36%


----------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.53%               (1.45)%            179.85%
  2003                   1.55%               (1.02)%            381.73%
  2002                   1.38%               (0.95)%            301.58%
  2001                   1.26%               (0.43)%            157.72%
  2000                   1.18%               (0.68)%            200.56%


----------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.60%               (1.24)%             96.80%
  2003                   1.57%               (1.16)%            113.26%
  2002                   1.52%               (0.97)%            118.88%
  2001                   1.50%               (0.63)%            143.04%
  2000                   1.55%               (0.98)%            240.55%



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                                Realized and
                    Asset                 Net            Unrealized                             Distributions        Distributions
                    Value             Investment          Gains or              Total             from Net               from
                  Beginning             Income            (Losses)              from             Investment             Capital
                  of Period             (Loss)          on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 7.35             $ 0.05  1         $  2.48             $  2.53              $(0.04)                 --
  2003                10.42               0.06              (3.06)              (3.00)              (0.07)                 --
  2002 2              10.33               0.02               0.07                0.09                  --                  --
  2001 3              11.09               0.07              (0.76)              (0.69)              (0.07)                 --
  2000 3              12.31               0.06              (1.20)              (1.14)              (0.06)             $(0.02)
  1999 3              10.90               0.10               2.06                2.16               (0.10)              (0.65)


----------------------------------------------------------------------------------------------------------------------------------
PBHG FOCUSED FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $12.01             $(0.02) 1         $  5.20             $  5.18                  --                  --
  2003                16.20              (0.02)             (4.17)              (4.19)                 --                  --
  2002                17.41              (0.04) 1           (1.03)              (1.07)             $(0.06)             $(0.08)
  2001                18.51               0.07  1           (0.74)              (0.67)                 --               (0.43)
  2000                10.46              (0.01) 1            8.93                8.92                  --               (0.87)


----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 9.50             $ 0.15 1          $  2.43             $  2.58              $(0.15)                 --
  2003                13.34               0.13 1            (3.82)              (3.69)              (0.15)                 --
  2002                13.90               0.03 1            (0.57)              (0.54)              (0.02)                 --
  2001                11.97               0.21 1             2.21                2.42               (0.08)             $(0.41)
  2000                13.85               0.12               1.78                1.90               (0.08)              (3.70)




                                                                                                                     Ratio of Net
                                           Net                                   Net                                  Investment
                                          Asset                                Assets                Ratio              Income
                                          Value                                  End              of Expenses           (Loss)
                       Total               End               Total            of Period           to Average          to Average
                   Distributions        of Period           Return              (000)             Net Assets          Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.04)            $  9.84            34.50%           $ 65,668               1.24%                0.59%
  2003                  (0.07)               7.35           (28.83)%            53,983               1.19%                0.62%
  2002 2                   --               10.42             0.89%+           101,615               0.99%*               0.63%*
  2001 3                (0.07)              10.33            (6.22)%            95,031               0.99%                0.64%
  2000 3                (0.08)              11.09            (9.33)%           118,545               0.97%                0.53%
  1999 3                (0.75)              12.31            20.06%            145,185               0.99%                1.08%


-----------------------------------------------------------------------------------------------------------------------------------
PBHG FOCUSED FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $17.19            43.13%           $ 26,574               1.50%               (0.15)%
  2003                     --               12.01           (25.86)%            23,293               1.50%               (0.23)%
  2002                 $(0.14)              16.20            (6.18)%            34,675               1.37%               (0.24)%
  2001                  (0.43)              17.41            (3.59)%            58,724               1.34%                0.37%
  2000                  (0.87)              18.51            89.17%             22,556               1.50%               (0.10)%


-----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.15)             $11.93            27.20%           $214,710               1.20%                1.34%
  2003                  (0.15)               9.50           (27.73)%           283,989               1.20%                1.18%
  2002                  (0.02)              13.34            (3.86)%           524,236               1.14%                0.24%
  2001                  (0.49)              13.90            20.42%            425,414               1.16%                0.91%
  2000                  (3.78)              11.97            14.25%             32,922               1.11%                0.71%



                     Ratio           Ratio of Net
                  of Expenses         Investment
                  to Average         Income (Loss)
                  Net Assets          to Average
                  (Excluding          Net Assets
                   Waivers,           (Excluding
                   Expenses        Waivers, Expenses
                     Borne             Borne by
                  by Adviser          Adviser and         Portfolio
                  and Expense           Expense           Turnover
                 Reduction)12        Reduction)12         Rate
--------------------------------------------------------------------
--------------------------------------------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.25%                0.58%             267.41%
  2003              1.31%                0.50%             212.69%
  2002 2            1.33%*               0.29%*             65.99%+
  2001 3            1.09%                0.54%             229.00%
  2000 3            0.97%                0.53%             270.00%
  1999 3            1.11%                0.96%             261.00%


--------------------------------------------------------------------
PBHG FOCUSED FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.54%               (0.19)%            240.63%
  2003              1.50%               (0.23)%            281.70%
  2002              1.37%               (0.25)%            433.98%
  2001              1.34%                0.37%             404.36%
  2000              1.55%               (0.15)%            853.36%


--------------------------------------------------------------------
PBHG LARGE CAP FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.21%                1.33%             252.96%
  2003              1.20%                1.18%             428.30%
  2002              1.14%                0.24%             947.66%
  2001              1.16%                0.91%            1184.89%
  2000              1.11%                0.71%            1018.03%



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                      Net                              Realized and
                     Asset                 Net          Unrealized                             Distributions        Distributions
                     Value             Investment        Gains or              Total             from Net               from
                   Beginning             Income          (Losses)              from             Investment             Capital
                   of Period             (Loss)        on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG MID-CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $12.29            $(0.07) 1          $ 5.71              $ 5.64                --                 --
  2003                 15.74             (0.04) 1           (3.41)              (3.45)               --                 --
  2002                 14.44             (0.02) 1            1.32                1.30                --                 --
  2001                 13.82              0.09  1            1.20                1.29            $(0.03)            $(0.64)
  2000                 15.09             (0.02) 1            5.03                5.01                --              (6.28)


----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $13.27            $(0.15) 1          $ 7.17              $ 7.02                --                 --
  2003                 20.65             (0.13) 1           (7.25)              (7.38)               --                 --
  2002                 18.48             (0.14) 1            2.31                2.17                --                 --
  2001                 18.75             (0.02) 1            0.58                0.56                --             $(0.83)
  2000                 11.38             (0.08) 1            7.45                7.37                --                 --


----------------------------------------------------------------------------------------------------------------------------------
CLIPPER FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $11.84            $ 0.05 1           $ 4.07              $ 4.12            $(0.06)            $(0.02)
  2003                 16.40              0.14              (4.31)              (4.17)            (0.15)             (0.24)
  2002 4               15.92              0.20               2.34                2.54             (0.14)             (1.92)
  2001 5               10.87              0.21               5.49                5.70             (0.21)             (0.44)
  2000 5               12.19              0.16              (1.18)              (1.02)            (0.16)             (0.14)
  1999 5,6             10.00              0.05               2.18                2.23             (0.04)                --




                                                                                                                    Ratio of Net
                                             Net                                   Net                              Investment
                                            Asset                                Assets              Ratio            Income
                                            Value                                  End            of Expenses         (Loss)
                         Total               End              Total             of Period         to Average        to Average
                     Distributions        of Period          Return               (000)           Net Assets        Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG MID-CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $17.93            45.89%          $  452,530              1.37%            (0.47)%
  2003                     --               12.29           (21.92)%            288,030              1.40%            (0.33)%
  2002                     --               15.74             9.00%             464,987              1.32%            (0.15)%
  2001                 $(0.67)              14.44             9.43%             231,117              1.35%             0.40%
  2000                  (6.28)              13.82            42.21%              60,690              1.44%            (0.15)%


----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $20.29            52.90%          $  102,497              1.50%            (0.84)%
  2003                     --               13.27           (35.74)%            102,497              1.50%            (0.83)%
  2002                     --               20.65            11.74%             290,007              1.48%            (0.72)%
  2001                 $(0.83)              18.48             2.99%             251,994              1.49%            (0.09)%
  2000                     --               18.75            64.76%              92,634              1.50%            (0.56)%


----------------------------------------------------------------------------------------------------------------------------------
CLIPPER FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.08)             $15.88            34.82%          $1,128,195              1.48%             0.36%
  2003                  (0.39)              11.84           (25.73)%            647,508              1.45%             1.00%
  2002 4                (2.06)              16.40            17.48%+            621,735              1.40%*            1.26%*
  2001 5                (0.65)              15.92            53.22%             272,069              1.40%             1.41%
  2000 5                (0.30)              10.87            (8.39)%             84,226              1.40%             1.47%
  1999 5,6              (0.04)              12.19            22.33%+             64,135              1.40%*            1.05%*



                         Ratio                 Ratio of Net
                      of Expenses               Investment
                      to Average               Income (Loss)
                      Net Assets                to Average
                      (Excluding                Net Assets
                       Waivers,                 (Excluding
                       Expenses              Waivers, Expenses
                         Borne                   Borne by
                      by Adviser                Adviser and               Portfolio
                      and Expense                 Expense                 Turnover
                     Reduction)12              Reduction)12               Rate
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
PBHG MID-CAP FUND
-------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.38%                     (0.48)%                 143.80%
  2003                  1.40%                     (0.33)%                 195.22%
  2002                  1.32%                     (0.15)%                 236.85%
  2001                  1.35%                      0.40%                  248.10%
  2000                  1.44%                     (0.15)%                 742.57%


------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.56%                     (0.90)%                 116.57%
  2003                  1.59%                     (0.92)%                 115.44%
  2002                  1.48%                     (0.72)%                 144.85%
  2001                  1.49%                     (0.09)%                 177.69%
  2000                  1.58%                     (0.64)%                 352.85%


------------------------------------------------------------------------------------
CLIPPER FOCUS FUND
------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.49%                      0.35%                   24.31%
  2003                  1.52%                      0.93%                   50.05%
  2002 4                1.44%*                     1.23%*                  39.02%+
  2001 5                1.41%                      1.40%                  111.00%
  2000 5                1.47%                      1.40%                   54.00%
  1999 5,6              2.08%*                     0.37%*                  22.00%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

---------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                              Realized and
                    Asset               Net            Unrealized                            Distributions       Distributions
                    Value           Investment          Gains or              Total            from Net              from
                  Beginning           Income            (Losses)              from            Investment            Capital
                  of Period           (Loss)          on Securities        Operations           Income               Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TS&W SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^              $16.12           $(0.05) 1          $ 4.89              $ 4.84                 --             $(0.16)

----------------------------------------------------------------------------------------------------------------------------------
HEITMAN REIT FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 8.06           $ 0.31 1           $ 3.80              $ 4.11             $(0.34)            $(0.12)
  2003                 9.58             0.30 1            (0.87)              (0.57)             (0.31)             (0.61)
  2002                 8.78             0.09               0.80                0.89              (0.09)                --
  2001 3,7             9.56             0.47               0.46                0.93              (0.45)             (1.21)
  2000 3               8.04             0.36               1.60                1.96              (0.36)                --
  1999 3               8.62             0.43              (0.54)              (0.11)             (0.47)                --




                                                           Net                                    Net
                                                          Asset                                 Assets              Ratio
                   Return                                 Value                                   End            of Expenses
                     of                Total               End              Total              of Period         to Average
                   Capital         Distributions        of Period          Return                (000)           Net Assets
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TS&W SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^               --               $(0.16)           $20.80            30.16%+           $ 25,553              1.50%*


---------------------------------------------------------------------------------------------------------------------------------
HEITMAN REIT FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004            $(0.05) 8            $(0.51)           $11.66            52.08%            $133,980              1.30%
  2003             (0.03) 8             (0.95)             8.06            (5.73)%             70,039              1.27%
  2002                --                (0.09)             9.58            10.11%+             76,679              1.36%*
  2001 3,7         (0.05) 8             (1.71)             8.78            10.41%              61,378              1.14%
  2000 3           (0.08) 8             (0.44)             9.56            24.90%              75,013              1.36%
  1999 3              --                (0.47)             8.04            (1.16)%             65,767              1.25%



                                              Ratio                 Ratio of Net
                                           of Expenses               Investment
                                           to Average               Income (Loss)
                                           Net Assets                to Average
                                           (Excluding                Net Assets
                      Ratio of Net          Waivers,                 (Excluding
                       Investment           Expenses                  Waivers,
                         Income               Borne                Expenses Borne
                         (Loss)            by Adviser                by Advisers               Portfolio
                       to Average          and Expense               and Expense               Turnover
                       Net Assets         Reduction)12             Reduction)12                Rate
--------------------------------------------------------------------------------------------------------
TS&W SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^                 (0.42)%*             1.73%*                  (0.65)%*                  27.33%+

---------------------------------------------------------------------------------------------------------
HEITMAN REIT FUND
---------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                   3.15%               1.31%                    3.14%                    78.20%
  2003                   3.42%               1.33%                    3.36%                   110.81%
  2002                   4.20%*              1.47%*                   4.09%*                   25.08%+
  2001 3,7               4.57%               1.14%                    4.57%                   139.00%
  2000 3                 4.14%               1.36%                    4.14%                    76.00%
  1999 3                 5.12%               1.25%                    5.12%                    49.00%



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                    Net                                              Realized and
                   Asset                Net                           Unrealized                         Distributions
                   Value            Investment                         Gains or            Total           from Net
                 Beginning            Income        Redemption         (Losses)            from           Investment
                 of Period            (Loss)           Fees          on Securities      Operations          Income
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $ 7.31            $(0.14) 1          --              $ 3.60           $  3.46               --
 2003               14.79             (0.11) 1          --               (7.37)            (7.48)              --
 2002               19.70             (0.21) 1          --               (4.70)            (4.91)              --
 2001               85.02             (0.46) 1          --              (59.61)           (60.07)              --
 2000               27.59             (0.54) 1          --               62.84             62.30               --


---------------------------------------------------------------------------------------------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^           $10.00            $ 0.23 1           --              $ 0.38           $  0.61           $(0.23)


---------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $10.00            $ 0.29 1           --              $ 0.04           $  0.33           $(0.29)
 2003               10.00              0.39             --                0.04              0.43            (0.43)
 2002 9             10.00              0.20             --                  --              0.20            (0.20)
 2001 10            10.00              0.61          $0.01                  --              0.62            (0.62)
 2000 10            10.00              0.65           0.01                  --              0.66            (0.66)
 1999 10,11         10.00              0.11             --                  --              0.11            (0.11)




                                                                                              Net
                 Distributions                                                               Asset
                     from             Return                              Reverse            Value
                    Capital             of               Total             Stock              End              Total
                     Gains            Capital        Distributions         Split            of Period          Return
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004                    --              --                 --               --              $10.77            47.33%
 2003                    --              --                 --               --                7.31           (50.57)%
 2002                    --              --                 --               --               14.79           (24.92)%
 2001                $(5.25)             --             $(5.25)              --               19.70           (74.20)%
 2000                 (4.87)             --              (4.87)              --               85.02           233.99%


----------------------------------------------------------------------------------------------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^             $(0.08)             --             $(0.31)              --              $10.30             6.19%+


----------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004                    --          $(0.04)            $(0.33)              --              $10.00             3.38%
 2003                    --              --              (0.43)              --               10.00             4.38%
 2002 9              $(0.04)             --              (0.24)           $0.04               10.00             1.98%+
 2001 10                 --              --              (0.62)              --               10.00             6.34%
 2000 10                 --              --              (0.66)              --               10.00             6.80%
 1999 10,11              --              --              (0.11)              --               10.00             1.12%+



                                                                                Ratio            Ratio of Net
                                                                             of Expenses          Investment
                                                                             to Average          Income (Loss)
                                                                             Net Assets           to Average
                                                            Ratio            (Excluding           Net Assets
                                                           of  Net            Waivers,        (Excluding Waivers,
                       Net                               Investment        Expenses Borne       Expenses Borne
                     Assets              Ratio             Income            by Adviser,          by Adviser,
                       End            of Expenses          (Loss)          Reimbursements       Reimbursements          Portfolio
                    of Period         to Average         to Average          and Expense          and Expense           Turnover
                      (000)           Net Assets         Net Assets         Reduction)12        Reduction)12            Rate
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $  314,112            1.66%             (1.40)%              1.67%              (1.41)%               135.24%
 2003                 262,244            1.54%             (1.24)%              1.54%              (1.24)%               261.67%
 2002                 581,091            1.39%             (1.17)%              1.39%              (1.19)%               185.33%
 2001                 920,965            1.25%             (0.81)%              1.25%              (0.81)%               291.41%
 2000               3,843,946            1.19%             (0.96)%              1.19%              (0.96)%               362.38%


----------------------------------------------------------------------------------------------------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^           $    6,377            0.85%*             3.33%*              2.36%*              1.82%*               258.83%+


----------------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $1,424,238            1.00%              2.87%               1.30%               2.57%                257.21%
 2003               1,192,971            1.00%              3.65%               1.34%               3.31%                222.67%
 2002 9              518,004            1.00%*             4.67%*              1.32%*              4.35%*               116.91%+
 2001 10               71,298            1.00%              5.97%               1.62%               5.35%                196.00%
 2000 10               24,065            1.03%              6.53%               1.84%               5.69%                 72.00%
 1999 10,11               867            1.00%*             6.67%*             46.23%*            (38.56)%*              137.00%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                           Realized and
                    Asset                           Unrealized                      Distributions      Distributions
                    Value               Net          Gains or           Total         from Net             from         Return
                  Beginning         Investment       (Losses)           from         Investment           Capital         of
                  of Period           Income       on Securities     Operations        Income              Gains       Capital
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PBHG CASH RESERVES FUND
------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004              $1.00                -- 1          --                 --                --              --            --
  2003               1.00             $0.01            --               $0.01          $ (0.01)             --            --
  2002               1.00              0.03            --                0.03            (0.03)             --            --
  2001               1.00              0.06            --                0.06            (0.06)             --            --
  2000               1.00              0.05            --                0.05            (0.05)             --            --




                                           Net                                     Net                               Ratio of Net
                                          Asset                                  Assets              Ratio            Investment
                                          Value                                    End            of Expenses           Income
                      Total                End               Total              of Period         to Average          to Average
                  Distributions         of Period           Return                (000)           Net Assets          Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG CASH RESERVES FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --             $1.00               0.32%            $ 53,905              0.88%                0.32%
  2003                 $(0.01)             1.00               0.94%              94,459              0.75%                0.93%
  2002                  (0.03)             1.00               2.55%             107,513              0.59%                2.92%
  2001                  (0.06)             1.00               5.98%             525,463              0.52%                5.78%
  2000                  (0.05)             1.00               4.81%             579,458              0.69%                4.78%



                        Ratio                  Ratio of Net
                     of Expenses                Investment
                      to Average                  Income
                      Net Assets                to Average
                      (Excluding                Net Assets
                       Waivers,                 (Excluding
                       Expenses              Waivers, Expenses
                         Borne                   Borne by
                      by Adviser,                Adviser,
                     Reimbursements            Reimbursements and
                     and Expense                  Expense
                      Reduction)12              Reduction)12
--------------------------------------------------------------
--------------------------------------------------------------
PBHG CASH RESERVES FUND
--------------------------------------------------------------
  PBHG CLASS
  2004                  0.89%                     0.31%
  2003                  0.75%                     0.93%
  2002                  0.59%                     2.91%
  2001                  0.52%                     5.78%
  2000                  0.69%                     4.78%


*    Annualized

+    Total return and portfolio turnover have not been annualized.

^    The TS&W Small Cap Value Fund commenced operations on July 25, 2003.

^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.

1    Per share calculations were performed using average shares for the period.

2 On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.

3    For the year ended December 31.

4 On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

5    For the year or period ended April 30.

6    The Clipper Focus Fund commenced operations on September 10, 1998.

7 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.

8 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

9 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.

10   For the year or period ended October 31.

11   The PBHG IRA Capital Preservation Fund commenced operations on August 31,
     1999.

12 The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations. The Adviser has agreed to pay for these expenses on behalf of the Fund. These expenses make up the expenses borne Adviser line item on the Statements of Operations. If the Adviser did not pay the expenses, the expenses for the portfolios would have been higher than what is referred to in the tables.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more information about the Funds and is incorporated into this Prospectus by reference.


ANNUAL/SEMI-ANNUAL REPORTS
Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL REPORTS OR OTHER INFORMATION AND FOR SHAREHOLDER INQUIRIES:

BY TELEPHONE
Call 1-800-433-0051

BY MAIL
PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

VIA THE INTERNET
www.pbhgfunds.com

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.

Beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge (i) on the PBHG Funds website at WWW.PBHGFUNDS.COM; (2) by calling 800-433-0051; and (iii) on the Commission's website at WWW.SEC.GOV. The PBHG Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities Exchange Commission website at www.sec.gov.

INVESTMENT ADVISER
Pilgrim Baxter & Associates, Ltd.

DISTRIBUTOR
PBHG Fund Distributors

SEC FILE NUMBER 811-04391

PBHG Pro -- 7/04

         Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information
Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure
We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                    THIS PAGE IS NOT PART OF THE PROSPECTUS

ADVISOR CLASS SHARES
Prospectus
July 28, 2004

GROWTH FUNDS

PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap 20 Fund
PBHG Large Cap Growth Fund
PBHG Select Growth Fund
PBHG Strategic Small Company Fund

BLEND FUNDS

Analytic Disciplined Equity Fund
PBHG Focused Fund
PBHG Large Cap Fund
PBHG Mid-Cap Fund
PBHG Small Cap Fund

VALUE FUNDS

Clipper Focus Fund
TS&W Small Cap Value Fund

SPECIALTY FUNDS

Heitman REIT Fund
PBHG Technology & Communications Fund

FIXED INCOME FUNDS

Dwight Intermediate Fixed Income Fund
PBHG IRA Capital Preservation Fund

MONEY MARKET FUND

PBHG Cash Reserves Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.


PBHG-PRO ADV 7/04

AN INTRODUCTION TO THE PBHG FUNDS(R) AND THIS PROSPECTUS.

PBHG Funds is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus describes Advisor Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These other Funds also may not be suitable for investors who require regular income (except for the IRA Capital Preservation and Dwight Intermediate Fixed Income Funds).
INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for each Fund. Pilgrim Baxter has retained sub-advisers to assist in managing certain Funds. For information about the sub-advisers (including abbreviations used throughout this prospectus), see page 112 of the Prospectus.

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                    TABLE OF CONTENTS

                                                                          PAGE



PBHG Emerging Growth Fund.................................................. 4
PBHG Growth Fund........................................................... 8
PBHG Large Cap 20 Fund.....................................................12
PBHG Large Cap Growth Fund.................................................16
PBHG Select Growth Fund....................................................20
PBHG Strategic Small Company Fund..........................................24
Analytic Disciplined Equity Fund (formerly known as PBHG
  Disciplined Equity Fund).................................................29
PBHG Focused Fund..........................................................34
PBHG Large Cap Fund........................................................39
PBHG Mid-Cap Fund..........................................................44
PBHG Small Cap Fund........................................................49
Clipper Focus Fund (formerly known as PBHG Clipper Focus Fund).............54
TS&W Small Cap Value Fund (formerly known as PBHG Small
  Cap Value Fund)..........................................................59
Heitman REIT Fund (formerly known as PBHG REIT Fund).......................65
PBHG Technology & Communications Fund......................................71
Dwight Intermediate Fixed Income Fund (formerly known as
  PBHG Intermedediate Fixed Income Fund)...................................76
PBHG IRA Capital Preservation Fund.........................................80
PBHG Cash Reserves Fund....................................................87
Related Performance of Dwight..............................................90
More About the Funds
Our Investment Strategies..................................................91
Risks and Returns..........................................................95
The Investment Adviser....................................................110
The Sub-Advisers..........................................................112
The Portfolio Managers....................................................114
Your Investment............................................................
Policy Regarding Excessive or Short-Term Trading..........................117
Valuing Portfolio Securities..............................................120
Pricing Fund Shares - Net Asset Value (NAV)...............................120
Buying Shares.............................................................121
Selling Shares............................................................123
General Policies..........................................................124
Distribution and Taxes....................................................128
Distribution Arrangements.................................................129
Financial Highlights......................................................130

PBHG EMERGING GROWTH FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Growth Index had market capitalizations between $77 million and $1.9 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION
The Advisor Class shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class shares which are offered through a separate prospectus. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

     [Chart Here]


    1994     23.78%
    1995     48.45%
    1996     17.08%
    1997     -3.67%
    1998      3.00%
    1999     48.34%
    2000    -25.22%
    2001    -32.56%
    2002    -47.60%
    2003     56.62%

         The Fund's year-to-date return as of 6/30/04 was -5.56%.

         BEST QUARTER:             Q4 1999                    45.85%
         WORST QUARTER:            Q3 2001                   -34.44%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                            Past       Past       Past
                                           1 Year    5 Years     10 Years

Emerging Growth Fund --
         PBHG Class
         Before Taxes                      56.62%     -9.29%      2.74%
Emerging Growth Fund--
         PBHG Class
         After Taxes on Distributions      56.62%     -9.84%      4.49%
Emerging Growth Fund--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares*          36.80%     -7.65%      2.25%
Russell 2000(R)Growth Index
         (Reflects No Deduction for        48.54%      0.86%      5.43%
         Fees, Expenses or Taxes)

         * When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.85%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.56%(2)
Total Annual Operating Expenses                                 1.66%(2)

Since the Fund does not currently offer Advisor Class shares, "Other Expenses" are based on those of the PBHG Class shares for the Fund's last fiscal year ended March 31, 2004.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.55% and 1.65%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                        1 Year     2 Years    3 Years     4 Years   5 Years
 Advisor Class           $169       $343       $523        $710      $902

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,101     $1,307     $1,519     $1,739     $1,965

PBHG GROWTH FUND

GOAL
The Fund seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the companies in the Russell Midcap(R) Growth Index had market capitalizations between $7 million and $13.3 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The size of companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. Generally speaking, Pilgrim Baxter may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION
The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater than average growth characteristics, and the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*
    [Chart Here]

    1994      4.49%
    1995     49.97%
    1996      9.61%
    1997     -3.62%
    1998      0.32%
    1999     91.97%
    2000    -23.07%
    2001    -34.71%
    2002    -30.49%
    2003     25.30%

         The Fund's year-to-date return as of 6/30/04 was 2.75%.

        BEST QUARTER:              Q4 1999                    64.44%
        WORST QUARTER:             Q4 2000                   -32.55%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            Past       Past       Past
                                           1 Year    5 Years    10 Years

Growth Fund* --
         Advisor Class
         Before Taxes                      25.30%     -3.43%      3.38%
Growth Fund*--
         Advisor Class
         After Taxes on Distributions      25.30%     -4.23%      2.95%
Growth Fund*--
         Advisor Class
         After Taxes on Distributions
         and Sale of Fund Shares**         16.45%     -2.70%      3.04%
Russell Midcap(R)Growth Index
            (Reflects No Deduction for
            Fees, Expenses or Taxes)       42.71%      2.01%      9.40%
Russell 2000(R)Growth Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          48.54%      0.86%      5.43%

* The inception date of the PBHG Growth Fund -- Advisor Class was August 16, 1996. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares, adjusted to reflect the higher Service Fees applicable to Advisor Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2003 was -2.36%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were -2.90% and -1.85%, respectively.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.85%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.54%(2)
Total Annual Operating Expenses                                 1.64%(2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.53% and 1.63%, respectively.


EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $167       $339       $517       $701       $892

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,088     $1,292     $1,502     $1,719     $1,944

PBHG LARGE CAP 20 FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 20 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS
The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION
The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

     [Chart Here]
    1997     32.63%
    1998     67.42%
    1999    102.42%
    2000    -22.28%
    2001    -35.52%
    2002    -31.57%
    2003     32.55%

         The Fund's year-to-date return as of 6/30/04 was 6.85%.


        BEST QUARTER:              Q4 1999                    75.53%
        WORST QUARTER:             Q4 2000                   -33.16%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
                                                                 Since
                                            Past      Past     Inception
                                          1 Years    5 Years   (11/29/96)

Large Cap 20 Fund* --
         Advisor Class
         Before Taxes                      32.55%     -1.65%      10.36%
Large Cap 20 Fund*--
         Advisor Class
         After Taxes on Distributions      32.55%     -3.16%      9.09%
Large Cap 20 Fund*--
         Advisor Class
         After Taxes on Distributions
         and Sale of Fund Shares***        21.16%     -1.48%      9.03%
Russell 1000(R)Growth Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          29.75%     -5.11%      4.49%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          28.69%     -0.57%      7.17%

* The inception date of the PBHG Large Cap 20 Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares, adjusted to reflect the higher Service Fees applicable to Advisor Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2003 was -16.34%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were -16.34% and -13.48%, respectively.

** The since inception returns for the Russell 1000(R)Growth Index and S&P 500 Index were calculated as of November 30, 1996.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.85%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.62%(2)
Total Annual Operating Expenses                                 1.72%(2)(3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in Advisor Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) are less than 1.75%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Large Cap 20 Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.61% and 1.71%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $175       $355       $542       $734       $933

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,139     $1,351     $1,570     $1,796     $2,030

PBHG LARGE CAP GROWTH FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION
The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*
     [Chart Here]
     1996     23.09%
     1997     22.05%
     1998     30.11%
     1999     66.64%
     2000     -0.43%
     2001    -28.69%
     2002    -28.96%
     2003     29.92%

The Fund's year-to-date return as of 6/30/04 was 4.60%.


        BEST QUARTER:              Q4 1999                    59.50%
        WORST QUARTER:             Q4 2000                   -22.79%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                  Since
                                            Past        Past    Inception
                                           1 Year     5 Years   (4/5/95)

Large Cap Growth Fund* --
         Advisor Class
         Before Taxes                      29.92%      1.77%     12.74%
Large Cap Growth Fund*--
         Advisor Class
         After Taxes on Distributions      29.92%      0.41%     11.51%
Large Cap Growth Fund*--
         Advisor Class
         After Taxes on Distributions
         and Sale of Fund Shares***        19.45%      1.24%     11.02%

Russell 1000(R)
         Growth Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          29.75%     -5.11%      9.12%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          28.69%     -0.57%     11.39%%

* The inception date of the PBHG Large Cap Growth Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares, adjusted to reflect the higher Service Fees applicable to Advisor Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2003 was -13.00%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were -13.00% and -10.80%, respectively.

** The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.75%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.60%(2)
Total Annual Operating Expenses                                 1.60%(2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.59% and 1.59%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $163       $331       $505       $685       $871

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,063     $1,262     $1,468     $1,680     $1,900

PBHG SELECT GROWTH FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its total assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS
The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION
The Advisor Class shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class shares which are offered through a separate prospectus. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*
     [chart here]
     1996     27.99%
     1997      6.84%
     1998     19.02%
     1999    160.89%
     2000    -24.55%
     2001    -40.84%
     2002    -33.95%
     2003     30.23%

The Fund's year-to-date return as of 6/30/04 was 1.48%.

        BEST QUARTER:              Q4 1999                   130.62%
        WORST QUARTER:             Q4 2000                   -43.15%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                 Since
                                            Past       Past    Inception
                                           1 Year     5 Years   (4/5/95)

Select Growth Fund* --
         PBHG Class
         Before Taxes                      30.23%      0.03%     11.47%
Select Growth Fund*--
         PBHG Class
         After Taxes on Distributions      30.23%     -0.89%     10.71%
Select Growth Fund*--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares***        19.65%      0.05%     10.13%
Russell 3000(R)Growth Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          30.97%     -4.69%      8.76%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          28.69%     -0.57%     11.39%

* Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund.

** The since inception returns for the Russell 3000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.85%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.68%(2)
Total Annual Operating Expenses                                 1.78%(2)

Since the Fund does not currently offer Advisor Class shares, "Other Expenses" are based on those of the PBHG Class shares for the Fund's last fiscal year ended March 31, 2004.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.67% and 1.77%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.



YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $181       $368       $560       $759       $964

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,176     $1,395     $1,621     $1,854     $2,095

PBHG STRATEGIC SMALL COMPANY FUND

GOAL
The Fund seeks to provide investors with growth of capital.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Pilgrim Baxter may from time to time strategically adjust the mix of equity securities in the Fund accentuating those securities exhibiting strong business momentum and growth characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deterioration in business momentum or a failure to achieve expected earnings or to invest in a company with more attractive long-term growth potential .

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full potential worth or realize their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION
The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*
        [Chart Here]
        1997     25.36%
        1998      1.89%
        1999     51.35%
        2000     11.64%
        2001    -10.22%
        2002    -33.40%
        2003     46.78%

The Fund's year-to-date return as of 6/30/04 was 1.04%.

        BEST QUARTER:              Q4 1999                    36.03%
        WORST QUARTER:             Q3 1998                   -23.52%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                  Since
                                            Past       Past     Inception
                                           1 Year     5 Years   (12/31/96)

Strategic Small Company Fund *--
         PBHG Class
         Before Taxes                      46.78%      8.20%      9.55%
Strategic Small Company Fund *--
         PBHG Class
         After Taxes on Distributions      46.78%      6.76%      7.82%
Strategic Small Company Fund*--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares           30.40%      6.44%      7.40%
Russell 2000(R)Index
         (Reflects No Deduction for Fees,
Expenses or Taxes)                         47.25%      7.13%      7.72%

* The inception date of the PBHG Strategic Small Company Fund - Advisor Class was August 30, 2002. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares, adjusted to reflect the higher Service Fees applicable to Advisor Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2003 was 28.87%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 28.87% and 24.69%, respectively.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 1.00%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.60%(3)
Total Annual Operating Expenses                                 1.85%(3)
Fee Waiver and/or Expense Reimbursement                         0.10%
Net Expenses                                                    1.75%(2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in Advisor Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) are less than 1.75%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund was $43,417 and $76,813, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.59% and 1.84%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $178       $372       $572       $778       $991

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,211     $1,438     $1,671     $1,912     $2,161

ANALYTIC DISCIPLINED EQUITY FUND
(FORMERLY KNOWN AS PBHG DISCIPLINED EQUITY FUND)

GOAL
The Fund seeks to provide investors with above-average total returns.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. Through superior stock selection, the Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.
The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved. Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION
         Advisor Class Shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class Shares which are offered through a separate prospectus. The Fund's PBHG Class Shares and Advisor Class Shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's PBHG Class Shares and Advisor Class Shares would differ only to the extent that that they do not have the same expenses.

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*
     [Chart Here]

     1994     -0.25%
     1995     35.34%
     1996     22.98%
     1997     29.83%
     1998     37.82%
     1999     20.06%
     2000     -9.33%
     2001     -6.22%
     2002    -25.47%
     2003     29.04%

The Fund's year-to-date return as of 6/30/04 was 1.53%.

        BEST QUARTER:              Q4 1998                    20.50%
        WORST QUARTER:             Q3 2002                   -18.60%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            Past       Past       Past
                                           1 Year    5 Years    10 Years

Analytic Disciplined Equity Fund* --
         PBHG Class
         Before Taxes                      29.04%     -0.36%     11.30%
Analytic Disciplined Equity Fund*--
         PBHG Class
         After Taxes on Distributions      28.95%     -0.99%      9.05%
Analytic Disciplined Equity Fund*--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares**         18.98%     -0.65%      8.58%
S&P 500 Index (Reflects
         No Deduction for Fees,
         Expenses or Taxes)                28.69%     -0.57%     11.07%


* Data includes performance of the Fund's predecessor, whose inception date was July 1, 1993. Priot to July 2004, the Analytic Disciplined Equity Fund was named the PBHG Disciplined Equity Fund.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.70%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.55%(3)
Total Annual Operating Expenses                                 1.50%(2)(3)

Since the Fund does not currently offer Advisor Class shares, "Other Expenses" are based on those of the PBHG Class shares for the Fund's last fiscal year ended March 31, 2004.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in Advisor Class shares of this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive certain other expenses such as brokerage commissions and extraordinary expenses) are lower than 1.75%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Analytic Disciplined Equity Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.54% and 1.49%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $153       $311       $474       $643       $818

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,000     $1,187     $1,382     $1,582     $1,791

PBHG FOCUSED FUND

GOAL
The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS
The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the Fund may never reach what Pilgrim Baxter believes are their full worth or long-term growth prospects and may go down in price.

In addition, the Fund may emphasize small, medium or large sized companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index.

However, the Fund may also emphasize large company securities which may limit some of the risks associated with investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The Advisor Class shares of the Fund are not currently offered. Therefore, the performance information presented below is for the PBHG Class shares which are offered through a separate prospectus. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS
      [Chart Here]

      2000     25.31%
      2001      3.44%
      2002    -28.63%
      2003     33.36%

The Fund's year-to-date return as of 6/30/04 was 0.12%.

        BEST QUARTER:              Q1 2000                    29.53%
        WORST QUARTER:             Q3 2002                   -18.74%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                  Since
                                                       Past     Inception
                                                      1 Year    (2/12/99)

Focused Fund* --
         PBHG Class
         Before Taxes                                 33.36%     13.04%
Focused Fund*--
         PBHG Class
         After Taxes on Distributions                 33.36%     12.14%
Focused Fund*--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares                      21.68%     10.81%
Russell 3000(R)Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                     31.06%     -0.30%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                     28.69%     -1.40%

* Prior to April 1, 2003 the PBHG Focused Fund was named the PBHG Focused Value Fund.

** The since inception returns for the Russell 3000(R)Index and the S&P 500 Index were calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.85%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.69%(3)
Total Annual Operating Expenses                                 1.79%(3)
Fee Waiver and/or Expense Reimbursement                         0.04%
Net Expenses                                                    1.75%(2)

Since the Fund does not currently offer Advisor Class shares, "Other Expenses" are based on those of the PBHG Class shares for the Fund's last fiscal year ended March 31, 2004.

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) This is the actual total fund operating expense you should expect to pay as an investor in the Advisor Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) are less than 1.75%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980 expiring in March 2006. The Board made no reimbursement election during fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.68% and 1.78%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one year period and total annual fund operating expexnses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $178       $366       $559       $759       $966

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,179     $1,399     $1,626     $1,860     $2,102

PBHG LARGE CAP FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2004, the S&P 500 Index had market capitalizations between $887million and $337.7 billion. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with investing because large company securities tend to be less volatile than smaller company securities. In addition, the equity securities in the Fund may not realize what Pilgrim Baxter believed were their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*
     [Chart Here]
     1997     25.31%
     1998     34.44%
     1999     10.71%
     2000     23.74%
     2001     -1.70%
     2002    -24.68%
     2003     18.74%

The Fund's year-to-date return as of 6/30/04 was 1.93%.


        BEST QUARTER:              Q4 1998                      28.17%
        WORST QUARTER:             Q3 2002                     -21.34%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                 Since
                                            Past        Past   Inception
                                           1 Year     5 Years  (12/31/96)
Large Cap Fund* --
         Advisor Class
         Before Taxes                      18.74%      3.79%     10.63%
Large Cap Fund*--
      Advisor Class
         After Taxes on Distributions      17.44%      1.13%      7.48%
Large Cap Fund*--
         Advisor Class
         After Taxes on Distributions
         and Sale of Fund Shares**         11.33%      1.53%      7.23%
S&P 500 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          28.69%     -0.57%      7.57%

* The inception date of the PBHG Large Cap Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares, adjusted to reflect the higher Service Fees applicable to Advisor Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2003 was -4.20%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were -4.70% and -3.93%, respectively. Prior to April 1, 2003 the PBHG Large Cap Fund was named the PBHG Large Cap Value Fund.

** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly fromyour account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.65%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.56%(3)
Total Annual Operating Expenses                                 1.46%(2)(3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in the Advisor Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) are less than 1.75%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.55% and 1.45%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $149       $302       $462       $627       $797

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $974       $1,157     $1,347     $1,543     $1,746

PBHG MID-CAP FUND

GOAL
The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2004, the S&P MidCap 400 Index had market capitalizations between $7 million and $8.5 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the securities in the Fund may never reach what Pilgrim Baxter believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*
     [Chart Here]

     1998     27.52%
     1999     21.47%
     2000     25.85%
     2001      7.51%
     2002    -19.99%
     2003     34.17%

The Fund's year-to-date return as of 6/30/04 was 3.92%.

        BEST QUARTER:              Q4 1998                       29.98%
        WORST QUARTER:             Q3 2001                      -18.53%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                  Since
                                            Past       Past     Inception
                                           1 Year    5 Years    (4/30/97)
Mid-Cap Fund* --
         Advisor Class
         Before Taxes                      34.17%     12.03%     18.94%
Mid-Cap Fund*--
         Advisor Class
         After Taxes on Distributions      34.17%      8.29%     14.48%
Mid-Cap Fund*--
         Advisor Class
         After Taxes on Distributions
         and Sale of Fund Shares           22.21%      7.83%     13.99%
S&P Mid-Cap 400 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          35.62%      9.21%     14.18%

* The inception date of the PBHG Mid-Cap Fund -- Advisor Class was October 31, 2001. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares, adjusted to reflect the higher Service Fees applicable to Advisor Class Shares. The cumulative total return of the Advisor Class before taxes from its inception date to December 31, 2003 was 9.98%. The cumulative returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 9.98% and 8.55%, respectively. Prior to April 1, 2003 the PBHG Mid-Cap Fund was named the PBHG Mid-Cap Value Fund.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE
 SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.85%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.53%(3)
Total Annual Operating Expenses                                 1.63%(2)(3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in the Advisor Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) are less than 1.75%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Mid-Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.52% and 1.62%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $166       $337       $514       $697       $887

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,082     $1,284     $1,493     $1,709     $1,933

PBHG SMALL CAP FUND

GOAL
The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go up and down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the securities in the Fund may never reach what Pilgrim Baxter believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*
     [chart here]

     1998      0.91%
     1999     18.34%
     2000     32.50%
     2001      4.68%
     2002    -32.10%
     2003     38.56%

The Fund's year-to-date return as of 6/30/04 was 2.68%.

        BEST QUARTER:              Q4 2001                       25.63%
        WORST QUARTER:             Q3 2002                      -22.06%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                 Since
                                            Past        Past   Inception
                                           1 YEAR     5 YEARS  (4/30/97)

Small Cap Fund* --
         Advisor Class
         Before Taxes                      38.56%      9.08%     13.02%
Small Cap Fund*--
         Advisor Class
         After Taxes on Distributions      38.56%      8.71%     11.95%
Small Cap Fund*--
         Advisor Class
         After Taxes on Distributions
         and Sale of Fund Shares           25.06%      7.66%     10.77%
Russell 2000(R)Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          47.25%      7.13%      8.94%

* The inception date of the PBHG Small Cap Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares, adjusted to reflect the higher Service Fees applicable to Advisor Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2003 was -0.51%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were -0.51% and -0.43%, respectively. Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 1.00%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.55%(3)
Total Annual Operating Expenses                                 1.80%(3)
Fee Waiver and/or Expense Reimbursement                         0.06%
Net Expenses                                                    1.74%(2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in the Advisor Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) are less than 1.75%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Small Cap Fund was $138,508 and $55,608, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.54% and 1.79%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $177       $366       $561       $762       $969

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,183     $1,404     $1,633     $1,868     $2,111

CLIPPER FOCUS FUND
(FORMERLY KNOWN AS PBHG CLIPPER FOCUS FUND)

GOAL
The Fund seeks to provide investors with long-term capital growth.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund, a non-diversified fund, invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. The Fund invests for the long-term in equity securities of companies whose share price trades below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. PFR adds companies to the Fund when their share price trades below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.

The Clipper Focus Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company, such as events that could change or temporarily hamper the ongoing operations of a company.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91. PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*
       [Chart Here]
       1999     -2.13%
       2000     43.95%
       2001     11.66%
       2002    -10.68%
       2003     25.09%

The Fund's year-to-date return as of 6/30/04 was 0.00%.

        BEST QUARTER:              Q3 2000                   20.55%
        WORST QUARTER:             Q3 2002                  -15.95%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03
The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                 Since
                                            Past       Past    Inception
                                           1 YEAR    5 YEARS   (9/10/98)

Clipper Focus Fund* --
         PBHG Class
         Before Taxes                      25.09%     11.94%     14.71%
Clipper Focus Fund*--
         PBHG Class
         After Taxes on Distributions      24.66%     10.11%    12.92%
Clipper Focus Fund*--
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares           16.06%      9.24%     11.78%
S&P 500 Index**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          28.69%     -0.57%      4.34%

* The inception date of the Clipper Focus Fund -- Advisor Class was June 30, 2003. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares, adjusted to reflect the higher Service Fees applicable to Advisor Class Shares. The cumulative total return of the Advisor Class before taxes from its inception date to December 31, 2003 was 16.42%. The cumulative total returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 15.99% and 10.42%, respectively. Prior to July 2004, the Clipper Focus Fund was named the PBHG Clipper Focus Fund.

** The since inception return for the S&P 500 Index was calculated as of August 31, 1998.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 1.00%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.51%(3)
Total Annual Operating Expenses                                 1.76%(3)
Fee Waiver and/or Expense Reimbursement                         0.01%
Net expenses                                                    1.75%(2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in the Advisor Class shares of this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) are lower than 1.75%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years after September 25, 2002. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Clipper Focus Fund was $85,592 expiring in March 2005. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.50% and 1.75%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
Advisor Class            $178       $363       $553       $750       $953

                        6 Years    7 Years    8 Years    9 Years    10 Years
Advisor Class            $1,163     $1,380     $1,603     $1,834     $2,072

TS&W SMALL CAP VALUE FUND
(FORMERLY known as PBHG SMALL CAP VALUE FUND)

GOAL
The Fund seeks to provide investors with long term growth of capital.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of the June 30, 2004, the market capitalization range of the Russell 2000(R) Value Index was $66 million to $1.8 billion. The size of the companies in the Russell 2000(R) Value Index will change with market capitalizations and the composition of the Index. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the Fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.
MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what TS&W believes are their full worth and may go down in price.

Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 91.

PERFORMANCE INFORMATION
Advisor Class Shares of the Fund are currently not offered. Therefore, the performance information presented below is for the PBHG Class Shares which are offered through a separate prospectus. The Fund's PBHG Class Shares and Advisor Class Shares would have substantially similar performance because both classes invest in the same portfolio of securities. The annual returns of the Fund's PBHG Class Shares and Advisor Class Shares would differ only to the extent that they do not have the same expenses.

Prior to July 25, 2003, the PBHG Class Shares of the Fund were known as the TS&W Small Cap Value Fund, LLC. On July 25, 2003, the Fund acquired the assets of the TS&W Small Cap Value Fund, LLC. The TS&W Small Cap Value Fund, LLC was managed by TS&W, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the TS&W Small Cap Value Fund LCC. However, the predecessor fund was not registered under the 1940 Act nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.
The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Value Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*/**
      [Chart Here]

      2001     17.63%
      2002     -0.86%
      2003     43.22%

The Fund's year-to-date return as of 6/30/04 was 12.28%.

        BEST QUARTER:              Q2 2003                   18.82%
        WORST QUARTER:             Q3 2002                  -15.85%

** The returns shown are based on the historical performance of the Fund's predecessor entity (whose inception date was July 31, 2000) which have been restated to reflect the higher expenses applicable to the PBHG Class shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's PBHG Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                  Since
                                                      Past      Inception
                                                      1 Year   (7/31/2000)

TS&W Small Cap Value Fund* --
         PBHG Class
         Before Taxes                                 43.22%     22.04%
TS&W Small Cap Value Fund*/** --
         PBHG Class
         After Taxes on Distributions                   N/A        N/A
TS&W Small Cap Value Fund*/** --
         PBHG Class
         After Taxes on Distributions
         and Sale of Fund Shares                        N/A        N/A
Russell 2000(R)Value Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                     46.03%     15.91%



* Prior to July 2004, the TS&W Small Cap Value Fund was named the PBHG Small Cap Value Fund. The returns shown are based on the historical performance of the Fund's predecessor entity (whose inception date was July, 31, 2000) which have been restated to reflect the higher expenses applicable to the PBHG Class shares.

** Returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Fund's predecessor as the predecessor was not registered under the Investment Company Act of 1940 and, unlike a registered investment company, not required to make distributions. The cumulative total return of the PBHG Class before taxes from its inception date (July 25, 2003) to December 31, 2003 was 22.27%. The cumulative total returns of the PBHG Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date (July 25, 2003) to December 31, 2003 were 21.98% and 14.55%, respectively.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.


FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 1.00%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.73%(3)
Total Annual Operating Expenses                                 1.98%(3)
Fee Waiver and/or Expense Reimbursement                         0.23%
Net Expenses                                                    1.75%(2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the TS&W Small Cap Value Fund was $33,491 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.72% and 1.97%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two and three. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $178       $385       $599       $819       $1,046

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,280     $1,521     $1,769     $2,025     $2,288

HEITMAN REIT FUND
(FORMERLY KNOWN AS PBHG REIT FUND)

GOAL
The Fund seeks to provide investors with a high total return consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.

The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes it is undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-40 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION
Prior to December 14, 2001, the Advisor Class Shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio, whose inception date was March 13, 1989, was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Dow Jones Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*

        [Chart Here]
        1994      2.75%
        1995     10.86%
        1996     37.44%
        1997     20.44%
        1998    -15.54%
        1999     -1.62%
        2000     24.22%
        2001      9.88%
        2002      2.35%
        2003     35.92%

The Fund's year-to-date return as of 6/30/04 was 6.43%.

        BEST QUARTER:              Q4 1996                       19.35%
        WORST QUARTER:             Q3 2002                      -10.99%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                            Past       Past        Past
                                           1 Year    5 Years     10 Years
Heitman REIT Fund*/** -- Advisor Class
         Before Taxes                      35.92%     13.31%     11.52%
Heitman REIT Fund*/**-- Advisor Class
         After Taxes on Distributions      33.74%     10.20%      7.75%
Heitman REIT Fund*/**-- Advisor Class
         After Taxes on Distributions
         and Sale of Fund Shares           23.41%     9.57%       7.51%
S&P 500 Index
         (Reflects No Deduction
         for Fees, Expenses or Taxes)      28.69%     -0.57%     11.07%
Dow Jones Wilshire Real Estate Securities Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          37.03%     14.48%     11.89%

* Data includes performance of the Fund's predecessor classes, whose inception date was May 15, 1995 for the Advisor Class. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares, adjusted to reflect the higher Service Fees applicable to the Advisor Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2003 was 13.39%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 9.81% and 9.37%, respectively. Prior to July 2004, the Heitman REIT Fund was named the PBHG REIT Fund.

** The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75% and a 12b-1 fee of 0.50% of average daily net assets. The Heitman REIT Fund Advisor Class does not carry a sales charge and carries a 12b-1 fee of 0.25% of average daily net assets. Returns shown in the table have been adjusted to reflect the elimination of the front-end sales charge. No adjustment has been made to reflect the lower 12b-1 fee. The Class' returns going forward will reflect the 0.25% 12b-1 fee.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.85%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  0.46%(3)
Total Annual Operating Expenses                                 1.56%(2)(3)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in Advisor Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) are lower than 1.75%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Heitman REIT Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.45% and 1.55%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $159       $323       $493       $668       $850

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,038     $1,232     $1,433     $1,641      $1,856

PBHG TECHNOLOGY & COMMUNICATIONS FUND

GOAL
The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of valuation, growth and business momentum in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deterioration in business momentum or a failure to achieve expected earnings or to invest in a company with more attractive growth prospects.

MAIN INVESTMENT RISKS
The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the PSE Technology Index(R). The PSE Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS *
       [chart here]

        1996     54.04%
        1997      3.06%
        1998     25.69%
        1999    243.06%
        2000    -43.84%
        2001    -52.49%
        2002    -54.56%
        2003     44.41%
The Fund's year-to-date return as of 6/30/04 was 1.30%.

        BEST QUARTER:              Q4 1999                      111.39%
        WORST QUARTER:             Q4 2000                      -50.99%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund's Advisor Class shares, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                  Since
                                            Past        Past    Inception
                                           1 YEAR     5 YEARS   (9/29/95)
Technology & Communications Fund* --
         Advisor Class
         Before Taxes                      44.41%      -9.69%     4.07%
Technology & Communications Fund*--
         Advisor Class
         After Taxes on Distributions      44.41%     -10.93%     2.83%
Technology & Communications Fund*--
         Advisor Class
         After Taxes on Distributions
         and Sale of Fund Shares***        28.87%      -7.65%     3.57%
PSE Technology Index(R)**
         (Reflects No Deduction for
         Fees, Expenses or Taxes)          52.62%       9.44%    16.41%

* The inception date of the PBHG Technology & Communications Fund -- Advisor Class was December 29, 2000. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares, adjusted to reflect the higher Service Fees applicable to the Advisor Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2003 was -32.15%. The average annual returns of the Advisor Class after taxes on distributions and after taxes on distribution and sale of Fund shares from its inception date to December 31, 2003 were -32.15% and -25.37%, respectively.

** The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

*** When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.85%
Distribution and/or Service (12b-1) Fees                          0.25%
Other Expenses                                                    0.81%(2)
Total Annual Operating Expenses                                   1.91%(2)

         (1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (2) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.80% and 1.90%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.


YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $194       $394       $600       $813       $1,032

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,257     $1,490     $1,730     $1,978     $2,233

DWIGHT INTERMEDIATE FIXED INCOME FUND
(FORMERLY KNOWN AS PBHG INTERMEDIATE FIXED INCOME FUND)

GOAL

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund's average duration is typically expected to range from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index based upon the Dwight's forecast for interest rates. The Fund's dollar weighted average maturity will be more than 3 years and less than 10 years. The Fund invests primarily in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities ("junk bond"). The Fund may invest all of its assets in derivative instruments such as options, futures contracts, mortgage or asset-backed securities and may engage in certain investment techniques which create market exposure such as dollar rolls.

Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight's security selection process is focused primarily on relative yield, sector and asset class allocation in addition to duration management.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in interest or currency rates, the financial markets, a company's individual situation, or industry changes.

Failure of a company to make timely interest or principal payments or a decline in the credit quality of an issuer, may cause such company's bond price to fall. These risks may be greater for companies whose bonds are rated less than investment grade (i.e., junk bonds) because of their greater risk of default.

Bond prices tend to move inversely with changes in interest rates. An increase in interest rates will generally cause bond prices to fall, which will affect the Fund's net asset value. Bonds with a longer maturity or effective duration may be more sensitive to changes in interest rates. With respect to mortgage-backed securities, falling interest rates may cause these securities to be pre-paid earlier than expected due to homeowners refinancing their home mortgages, which will alter the Fund's expected cash flows.

Some bonds are subject to being prepaid or called by their issuer, which would alter the Fund's expected cash flow.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 91.

PERFORMANCE INFORMATION
Performance information is not presented since the Fund has not operated for a full calendar year. For a discussion of the past performance of a separate account managed by the Fund's sub-adviser, see the "Related Performance Information" section of this prospectus.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)               2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                 0.40%
Distribution and/or Service (12b-1) Fees                        0.25%
Other Expenses                                                  1.96%(3)
Total Annual Operating Expenses                                 2.61%(3)
Fee Waiver and/or Expense Reimbursement                         1.51%
Net Expenses                                                    1.10%(2)

Prior to July 2004, the Dwight Intermediate Fixed Income Fund was named the PBHG Intermediate Fixed Income Fund.


(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2) These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of shares of the Fund (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.10%. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.10%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Dwight Intermediate Fixed Income Fund was $57,815 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 1.95% and 2.60%, respectively.
EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $112       $387       $668       $955       $1,250

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,551     $1,860     $2,176     $2,500     $2,832

PBHG IRA CAPITAL PRESERVATION FUND

GOAL

The Fund seeks to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

MAIN INVESTMENT STRATEGIES
The Fund is designed to produce current income, while seeking to maintain an NAV that is considerably more stable than a typical high-quality fixed-income fund. Like other high-quality fixed-income funds, the Fund invests primarily in debt securities that a nationally recognized statistical rating agency (rating agency), such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top rating category at the time of purchase. The Fund may also invest in:

         o Liquid short-term investments, such as money market instruments, that a rating agency has rated in one of its top two short-term rating categories at the time of purchase; and

         o Commingled pools of debt securities having similar characteristics to the Fund, or other debt securities.

Unlike other funds, the Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks (wrap providers) that a rating agency has rated in one of its top two rating categories at the time of purchase. The Fund expects to purchase enough wrapper agreements to cover all of its debt securities, but not its cash, cash equivalents or other liquid short-term investments. A wrapper agreement is a mechanism offered by banks and insurance companies that assists the Fund in seeking to protect principal. Wrapper agreements obligate wrap providers or the Fund to make payments to each other to offset changes in the market value of certain of the Fund's assets. These payments are generally designed to enable the Fund to pay redeeming shareholders an amount equal to the purchase price of the Fund's assets plus accrued income. For example, if a shareholder redemption requires the Fund to sell a security for less than its purchase price plus accrued income, the wrapper agreement generally would obligate the wrap provider to pay the Fund the difference, and vice versa.

MAIN INVESTMENT RISKS
While the Fund attempts to provide a stable NAV through the use of wrapper agreements, the value of your investment in the Fund may go down, which means you could lose money.

The Fund may not be able to maintain a stable net asset value per share if any governmental or self-regulatory authority determines that it is not appropriate to continue to value wrapper agreements as the difference between the market value of the Fund's covered assets and their book value. The Securities and Exchange Commission ("SEC") has inquired into the valuation methodology utilized for the wrapper agreements by the Fund and other registered stable value funds in the industry. As of the date of this document, the SEC has rendered no definitive conclusions regarding the valuation of the wrapper agreements. Therefore, wrapper agreements held by the Fund continue to be valued under the valuation procedures approved by the Board of Trustees as described in this prospectus. If, however, the SEC determines that the valuation methodology currently utilized by registered stable value funds, including the Fund, is no longer an acceptable practice, the methodology for fair valuing wrapper agreements would change and thus, the fair value of the wrapper agreements would be different. As a result, there would likely be an increase or decrease in the Fund's net asset value per share, which could fluctuate daily. If such a determination is made by the SEC or another appropriate authority, the Fund's Board of Trustees would review the Fund's valuation methodologies, investment objective, policies and procedures to determine what changes are necessary or appropriate.

The Fund cannot guarantee that the combination of securities and wrapper agreements will provide a constant NAV or current income. By purchasing wrapper agreements, the Fund also trades some of the potential for capital appreciation and the ability to maximize its yield for protection from a decline in the value of its holdings caused by changes in interest rates.

The Fund may have to maintain a specified percentage of its total assets in short-term investments to cover redemptions and Fund expenses. This may result in a lower return for the Fund than if it had invested in longer-term debt securities.

The Fund is not a money market fund and it presents risks not present in money market funds. The net asset value of the Fund is not fixed at $1.00 per share like a money market fund, although the wrapper agreements that the Fund purchases are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield willtend to more closely track the direction of current market rates than the yield of the Fund.

If the Fund's attempts to stabilize its NAV through the use of wrapper agreements fail, the value of its investments could fall because of changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities), and the Fund's share price, to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Because there is no active trading market for wrapper agreements, the Fund's investments in wrapper agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including wrapper agreements, to 15% of net assets.

Wrap providers do not typically assume the credit risk associated with the issuer of any covered assets. Therefore, if an issuer of a security defaults on payments of principal or interest or has its credit rating downgraded, the Fund may have to sell covered assets quickly and at prices that may not fully reflect their current carrying value. Downgrades below investment grade and defaults by the issuer of covered assets usually will cause the wrap provider to remove such assets from the coverage of a wrapper agreement. As a result, NAV could decline.

Similarly, a downgrade in the credit rating of a wrapper provider may require the Fund to replace the wrapper provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in NAV, including a decline resulting from the application of the Fund's fair value procedures.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions. The sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION
Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Ryan 5-Year GIC Master Index, an unmanaged index of GIC contracts held for five years with an arithmetic mean of market rates of $1 million. The Ryan Index is representative of the returns' stability provided by the Fund's wrapper agreements. Performance is also shown for the Lipper Money Market Funds Average which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category.

Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*
      [chart here]

      2000     6.53%
      2001     6.00%
      2002     4.49%
      2003     3.23%

The Fund's year-to-date return as of 6/30/04 was 1.50%.

        BEST QUARTER:              Q3 2000                        1.67%
        WORST QUARTER:             Q3 2003                        0.75%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

                                                                  Since
                                                       Past     Inception
                                                      1 Year    (8/31/99)
IRA Capital Preservation Fund* --
         Advisor Class                                 3.23%      5.17%
Ryan 5-Year GIC Master Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                      5.77%      6.32%
Lipper Money Market Funds Average
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                      0.44%      2.80%

* The inception date of the PBHG IRA Capital Preservation Fund -- Advisor Class was July 31, 2002. The performance shown for the Advisor Class prior to its inception is based on the performance and expenses of the PBHG Class Shares, adjusted to reflect the higher Service Fees applicable to the Advisor Class Shares. The average annual total return of the Advisor Class before taxes from its inception date to December 31, 2003 was 3.51%. Data includes performance of the Fund's predecessor, whose inception date was August 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)                 2.00%(1)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.60%
Distribution and/or Service (12b-1) Fees                          0.25%
Other Expenses                                                    0.70%(3)
Total Annual Operating Expenses                                   1.55%(3)
Fee Waiver and/or Expense Reimbursement                           0.05%
Net Expenses                                                      1.50%(2)

(1) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within twelve months of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. The Fund charges the redemption/exchange fee to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund also charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, and to comply with the requirements of wrapper agreements. The Fund is not able to make exceptions to the redemption fee (even where redemptions result from required minimum distributions or the death of a shareholder).

(2) Pilgrim Baxter has voluntarily agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of Advisor Class shares of the Fund (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.25%. Absent this voluntary fee waiver, these are the expenses you should expect to pay as an investor in Advisor Class shares of this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive certain other expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain other expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years after September 25, 2002. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the IRA Capital Preservation Fund was $1,711,026 and $3,882,707, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.69% and 1.54%, respectively.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5%

return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $360       $316       $485       $659       $840

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $1,027     $1,220     $1,420     $1,627     $1,841

PBHG CASH RESERVES FUND

GOAL
The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Pilgrim Baxter and Wellington Management, the Fund's sub-adviser determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Pilgrim Baxter or Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

MAIN INVESTMENT RISKS
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 91.

PERFORMANCE INFORMATION
The Advisor Class shares of the Fund are not currently offered. Therefore, the performance information presented below is for the PBHG Class shares which are offered through a separate prospectus. The Fund's Advisor Class shares and PBHG Class shares would have substantially similar annual returns because both Classes are invested in the same portfolio of securities. The annual returns of the Advisor Class shares and the PBHG Class shares would differ only to the extent that they do not have the same expenses.

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in one of the two the highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS*
     [chart here]

     1996     4.91%
     1997     5.08%
     1998     5.00%
     1999     4.60%
     2000     5.96%
     2001     3.58%
     2002     1.11%
     2003     0.40%

The Fund's year-to-date return as of 6/30/04 was 0.13%.

        Best Quarter:              Q3 2000                        1.55%
        Worst Quarter:             Q3 2003                        0.08%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

                                                                  Since
                                             Past      Past     Inception
                                            1 Year   5 Years     (4/4/95)

Cash Reserves Fund
         PBHG Class
         Before Taxes                       0.40%      3.11%      3.94%
Lipper Money Market Funds Average*
         (Reflects No Deduction for
         Fees, Expenses or Taxes)           0.44%      3.01%      3.82%

* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.

FEES AND EXPENSES
This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

FEES AND EXPENSES TABLE

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)             Not Applicable
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                   0.30%
Distribution and/or Service (12b-1) Fees                          0.25%
Other Expenses                                                    0.59%(1)
Total Annual Operating Expenses                                   1.14%(1)

Since the Fund does not currently offer Advisor Class shares, "Other Expenses" are based on those of the PBHG Class shares for the Fund's last fiscal year ended March 31, 2004.

         (1) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 110. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.58% and 1.13%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

                        1 Year     2 Years    3 Years    4 Years    5 Years
 Advisor Class           $116       $237       $362       $492       $628

                        6 Years    7 Years    8 Years    9 Years    10 Years
 Advisor Class           $768       $914       $1,065     $1,223     $1,386

RELATED PERFORMANCE INFORMATION FOR DWIGHT
Shown below is performance information for a composite of separate accounts managed by the same Dwight investment professionals that have primary responsibility for the day-to-day management of the Dwight Intermediate Fixed Income Fund. The composite is currently comprised of one separate account. This separate account is managed with the same investment objective and strategy, and is subject to substantially identical investment policies and techniques as those used by the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund. The Fund's results may be different from the separate account because of, among other things, differences in fees and expenses, and because private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended (the "1940 Act") and the Internal Revenue Code, as amended, which, if applicable, may have adversely affected the performance of the composite. The performance data shown is net of all fees and expenses of the separate account, which fees and expenses are lower than those estimated for the Fund. Use of the estimated Fund expenses would have lowered the composite performance results. Past performance results of a composite of similarly managed separate accounts is not indicative of the Fund's future performance.

                         YEAR ENDED                        SINCE INCEPTION
                       JUNE 30, 2004(1)                      March 1, 2001
                                                                through
                                                            June 30, 2004 (1)
                            2.55%                               7.16%

(1) The above returns were calculated using the performance measurement standards of the Association for Investment Management Research ("AIMR"). Results may have been different if the SEC method of calculating total return had been used instead of the AIMR method. The results shown above (a) represent a discretionary, fee paying, separate account under management for at least six months, (b) reflect the reinvestment of any dividends or capital gains, and (c) are shown after deduction of advisory, brokerage or other expenses.

MORE ABOUT THE FUNDS
The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES
EMERGING GROWTH, GROWTH, LARGE CAP 20, LARGE CAP GROWTH, SELECT GROWTH, STRATEGIC SMALL COMPANY AND TECHNOLOGY & COMMUNICATIONS FUNDS

Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on business momentum, as demonstrated by such things as earnings or revenue and sales growth.

Pilgrim Baxter begins its investment process by creating a universe of companies exhibiting strong growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using proprietary software and research models that incorporate attributes of successful growth like positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's business momentum, earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process, it is able to construct a portfolio of investments with strong, sustainable growth characteristics.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, Pilgrim Baxter may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

FOCUSED, LARGE CAP, MID-CAP, SMALL CAP AND STRATEGIC SMALL COMPANY FUNDS

Pilgrim Baxter's blend investment process is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the Focused, Large Cap, Mid-Cap and Small Cap Funds and the blend portion of the Strategic Small Company Fund, Pilgrim Baxter first creates a universe of more than 8,000 companies whose current share price seems lower than their current or future worth. Pilgrim Baxter considers factors like a company's earnings power versus its current stock price, its dividend income potential, its price-to-earnings ratio versus similar companies, its competitive advantages, like brand or trade name or market niche, its management team and its current and future business prospects. Lastly, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Pilgrim Baxter's growth expectations.

CLIPPER FOCUS FUND
PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income.

ANALYTIC DISCIPLINED EQUITY FUND
Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

o Maximize expected returns for the Fund;

o Minimize expected volatility relative to its benchmark; and

o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

DWIGHT INTERMEDIATE FIXED INCOME FUND
Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

IRA CAPITAL PRESERVATION FUND

While not fixed at a $1.00 per share like a money market fund, the wrapper agreements are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund. Over the long-term, however, Dwight believes the Fund's mix of investments and longer average duration will offset those differences by producing higher returns than a money market fund.

HEITMAN REIT FUND
Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

TS&W SMALL CAP VALUE FUND
TS&W employs a value-oriented approach to investing. The investment process is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history. TS&W's decision to sell a security depends on many factors.

CASH RESERVES FUND
In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

ALL FUNDS

Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses (except for the Dwight Intermediate Fixed Income Fund), they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Each of the Emerging Growth, Strategic Small Company, Small Cap, Focused, TS&W Small Cap Value, Mid-Cap, Large Cap Growth, Large Cap 20, Large Cap, Technology & Communications, Analytic Disciplined Equity, Dwight Intermediate Fixed Income and Heitman REIT Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to its investment policy.

A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of ths Prospectus explains how you can get a copy of the Statement of Additional Information.

RISKS AND RETURNS

EQUITY SECURITIES
Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS
Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS
Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN

Pilgrim Baxter, PFR, Analytic, TS&W and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

Pilgrim Baxter, PFR, TS&W and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund (except the Cash Reserves Fund, the Dwight Intermediate Fixed Income Fund and the IRA Capital Preservation Fund) intends to remain fully invested, with at least 65% (or in some cases, 80%) of its assets in securities.

GROWTH SECURITIES
Equity securities that Pilgrim Baxter believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS
See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples. The growth securities in a Fund may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

POTENTIAL RETURNS
See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities.

In managing a Fund, Pilgrim Baxter uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Pilgrim Baxter's investment process is extremely focused on companies which exhibit positive business momentum.

Generally speaking, Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

VALUE SECURITIES

Equity securities that Pilgrim Baxter, PFR and TS&W believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS

See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Pilgrim Baxter, TS&W or PFR believes are their full value and may even go down in price.

POTENTIAL RETURNS
See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities.

In managing the Clipper Focus and TS&W Small Cap Value Funds, PFR and TS&W each uses its own research, computer models and measures of value. PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value. The other Funds do not focus specifically on Value Securities.

FOREIGN EQUITY SECURITIES
Securities of foreign issuers, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS
Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISK AND RETURN
In managing the Analytic Disciplined Equity Fund, Analytic will select foreign securities according to the same standards they apply to domestic securities.

Analytic Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities. Every other Fund, except Clipper Focus, Heitman REIT and IRA Capital Preservation Funds, limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in this limit). The Clipper Focus, Heitman REIT and IRA Capital Preservation Funds do not invest a significant portion of their assets in foreign securities.

MONEY MARKET INSTRUMENTS
High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS
Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS
Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks. This will help contribute to the stability of the Fund's NAV.

POLICIES TO BALANCE RISK AND RETURN
The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments.

The money market instruments and other liquid short-term investments in which the IRA Capital Preservation Fund invests will be rated in one of the top two short-term ratings categories of a rating agency at the time of purchase.


The Dwight Intermediate Fixed Income Fund will generally invest in money market instruments for temporary defensive, duration management or cash management purposes.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

SMALL AND MEDIUM SIZED COMPANIES

POTENTIAL RISKS
Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS
Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN
See Equity Securities/Growth Securities/Value Securities.

Pilgrim Baxter focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

In analyzing medium sized companies for Analytic Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES
Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS
Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS
Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN
Although the Technology & Communications Fund will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Fund seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

OVER-THE-COUNTER ("OTC") SECURITIES
Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS
OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS
Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN
Pilgrim Baxter, PFR and Analytic use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

ILLIQUID SECURITIES
Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS
A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS
Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN
The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities.

Every other Fund may not invest more than 15% of its net assets in illiquid securities.

DERIVATIVES
Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS
The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS
Derivatives may be used for a variety of purposes, including:

o To reduce transaction costs;

o To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o To enhance returns; and o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN
Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).

POTENTIAL RISKS

The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interest rates and will therefore fall as interest rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS

Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN

Certain stripped mortgage-backed securities may be deemed to be illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities (10% for Cash Reserves Fund), including stripped mortgage-backed securities that are deemed to be illiquid.

WRAPPERS
A wrapper agreement obligates the wrap provider and IRA Capital Preservation Portfolio to make certain payments to each other in exchange for an annual premium paid by the IRA Capital Preservation Fund. Payments made under the wrapper agreement are generally designed so that when the Fund liquidates assets covered by the wrapper agreement ("covered assets") in order to pay for shareholder redemptions, the Fund is entitled to receive the purchase price plus the accrued income of the liquidated covered assets, rather than the market value of the covered assets. The terms of the wrapper agreements vary concerning when payments must actually be made between the Fund and the wrap provider. Wrapper agreements typically provide for settlement when the wrapper agreement terminates or the Fund sells all of the covered assets.

POTENTIAL RISKS
Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a security for more than its purchase price plus accrued income, the Fund will be obligated to pay the wrap provider the difference.

The costs the Fund incurs when buying wrapper agreements will reduce its return and as a result it may not perform as well as other high-quality fixed-income funds of comparable duration.

The Fund might not be able to replace existing wrapper agreements with other suitable wrapper agreements if (1) they mature or terminate or (2) the wrap provider defaults or has its credit rating lowered. The Fund may be unable to obtain suitable wrapper agreements or may elect not to cover some or all of its assets with wrapper agreements. This could occur if wrapper agreements are not available or if the adviser believes that the terms of available wrapper agreements are unfavorable. Under these circumstances, the Fund may not be able to maintain a stable NAV.

The wrappers employed by the IRA Capital Preservation Fund will not cover the Fund's money market instruments, and therefore will not protect the stability of the Fund's NAV from price fluctuations in money market instruments.

POTENTIAL RETURNS
Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a covered asset for less than its purchase price plus accrued income, the wrap provider will be obligated to pay the Fund the difference.

POLICIES TO BALANCE RISK AND RETURN
Normally, the Fund expects the sum of the total value of its wrapper agreements plus the total market value of all of its covered assets to equal the purchase price plus accrued income of its covered assets, resulting in a stable NAV.

REIT SECURITIES
A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS
The real estate industry is particularly sensitive to:

o Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o Increases in property taxes;

o Casualty and condemnation losses; and

o Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS
Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN
Pilgrim Baxter and each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

SPECIAL SITUATIONS
The Clipper Focus Fund may invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:

o Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints;

o Material litigation, technological breakthroughs or temporary production or product introduction problems;

                           or

o Natural disaster, sabotage or employee error and new management or management policies.

Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

POTENTIAL RISKS
Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

POTENTIAL RETURNS
Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN
PFR's investment process is very research intensive, including meetings with company management, competitors and customers. PFR prepares valuation models for each company being researched and sells securities when share prices reach PFR's estimate of intrinsic value.

FIXED INCOME SECURITIES
Fixed Income securities includes U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.


POTENTIAL RISKS
Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

POTENTIAL RETURNS
Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.

POLICIES TO BALANCE RISK AND RETURN
The Sub-Adviser maintains its own policies for balancing risks of individual fixed income securities against their potential yields and gains in light of the Fund's investment goals.

U.S. GOVERNMENT SECURITIES
U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.

POTENTIAL RISKS
U.S. government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

POTENTIAL RETURNS
The Fund lowers the risk profile of its investment portfolio by holding U.S. government securities as the timely payment of principal and interest on such securities is guaranteed by the U.S. government.

POLICIES TO BALANCE RISK AND RETURN
The Fund adjusts its holdings in U.S. government securities depending upon its forecast of interest rate changes and the overall risk profile of its investment portfolio.

U.S. GOVERNMENT AGENCY SECURITIES
Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the U.S. government.

POTENTIAL RISKS
U.S. government agency securities are not direct obligations of the U.S. government and certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government. U.S. government agency securities therefore represent a higher risk of default than U.S. government securities.

POTENTIAL RETURNS
U.S. government agency securities may offer higher yields and the potential for higher returns than U.S. government securities.

POLICIES TO BALANCE RISK AND RETURN
In assessing an investment in a U.S. government agency security, each Sub-Adviser balances the risks associated with security against the potential returns to the Fund.

MORTGAGE-BACKED SECURITIES
Securities that represent pools of mortgages (including CMOs), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

POTENTIAL RISKS
Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS
Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
In assessing an investment in an mortgage-backed security, each Sub-Adviser balances the risks associated with the security against the potential returns to the Fund and may look for mortgage-backed securities that have characteristics that make them less likely to be prepaid.

ASSET-BACKED SECURITIES
Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables.

POTENTIAL RISKS
Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS
Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
Each Sub-Adviser maintains its own policies for balancing credit quality against potential yields and gains in light of the Fund's investment goals.

CORPORATE BONDS
Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS
Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS
Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. government securities and have a lower risk of default than lower-rated corporate bonds.

POLICIES TO BALANCE RISK AND RETURN
Each Sub-Adviser maintains its own policies for balancing credit quality against potential yields and gains in light of the Fund's investment goals.

LOWER-RATED (JUNK) BONDS
Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS
Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS
Lower-Rated bonds offer higher yields and higher potential gains.

POLICIES TO BALANCE RISK AND RETURN
Each Sub-Adviser maintains its own policies for balancing credit quality against potential yields and gains in light of the Fund's investment goals. Also, a Fund will not invest more than 15% of its assets in lower-rated bonds.

FOREIGN BONDS
Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

POTENTIAL RISKS
In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS
Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

POLICIES TO BALANCE RISK AND RETURN
Each Sub-Adviser maintains its own policies for balancing credit quality and other risks against potential yields and gains in light of the Fund's investment goals. Each Sub-Adviser will manage the Fund's currency exposure of its foreign investments and may hedge a portion of this exposure.

ZERO COUPON AND PAY-IN-KIND SECURITIES
A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS
The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS
Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN
Each Sub-Adviser maintains its own policies for balancing credit quality and other risks against potential yields and gains in light of the Fund's investment goals.

THE INVESTMENT ADVISER & SUB-ADVISERS

THE INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Pilgrim Baxter managed approximately $7.0 billion in assets as of June 30, 2004 for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Pilgrim Baxter makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Growth, Large Cap 20, Technology & Communications, Strategic Small Company, Large Cap, Mid-Cap, Small Cap and Focused Funds. Pilgrim Baxter also oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by Analytic as sub-adviser for Analytic Disciplined Equity Fund, by Heitman as sub-adviser for Heitman REIT Fund, by Dwight as sub-adviser for IRA Capital Preservation Fund and Dwight Intermediate Fixed Income Fund, by TS&W as sub-adviser for TS&W Small Cap Value Fund, and by Wellington Management as sub-adviser for the Cash Reserves Fund. The Trust's Board of Trustees supervises Pilgrim Baxter and the sub-advisers and establishes policies that Pilgrim Baxter and the sub-advisers must follow in their day-to-day investment management activities.

On June 21, 2004, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") entered into agreements with the SEC and the New York Attorney General ("NYAG") settling all charges related to "market timing" and "selective disclosure" activity in the PBHG Funds. In the settlements, Pilgrim Baxter, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. In connection with the settlements, on July 9, 2004, Pilgrim Baxter paid $40 million in disgorgement and $50 million in civil penalties. In addition, effective October 1, 2004, Pilgrim Baxter will be required to reduce management fees for all of the Fund's portfolios by at least 3.16%. The management fee reduction will result in an aggregate reduction of approximately $10 million over the next five years. Pilgrim Baxter, and not the Fund or the Fund's shareholders, will bear all the costs of complying with the settlements, including restitution, civil penalties, and associated fees related to these regulatory proceedings. Pilgrim Baxter has also agreed that it and its affiliates shall not directly or indirectly assess any fee or charge to any Fund portfolio or its shareholders to defray, recoup or reimburse any such reduction in management fees or other payments referred to in the preceding sentence. The settlements require Pilgrim Baxter to operate in accordance with enhanced corporate governance policies and practices. Further information regarding the specific details set forth in the settlement agreements is set forth under "Settlements and Pending Litigation" in the Fund's statements of additional information.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain PBHG Funds portfolios, Pilgrim Baxter and certain related parties. These lawsuits are primarily based upon the market timing, and selective disclosure allegations in the SEC and the NYAG actions referred to above. These lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits have been filed in Federal and state courts and seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees. On February 20, 2004, the Federal Multi-District Litigation Panel (the "Panel") issued an order centralizing hundreds of cases involving allegations of market timing and/or late trading in the mutual fund industry for administration in the District of Maryland. All of the cases brought against Pilgrim Baxter have been designated as "tag-along" cases and have been transferred to the Maryland U.S. District Court.

More detailed information regarding the lawsuits is provided in the Fund's statements of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against PBHG Funds, Pilgrim Baxter and related parties in the future. Information about any similar lawsuits will be provided for in the Fund's prospectuses or statements of additional information. Any potential resolution of these lawsuits may include, but not be limited to, judgments or settlements for damages against Pilgrim Baxter, the Fund or any named defendant. In the event the Fund incurs any losses, costs or expenses in connection with such lawsuits, the Fund's Board of Trustees may pursue claims on behalf of the affected Fund portfolios against any party that may have liability to the Fund in respect thereof. It is currently too early to predict what will be the result of these lawsuits, however, Pilgrim Baxter does not believe that these lawsuits will materially affect its ability to carryout its duties as investment adviser to the Funds.

On May 20, 2004, Olga Menyhart, who claims to be a shareholder of the PBHG Growth Fund and PBHG Emerging Growth Fund (the "Portfolios"), filed suit in the United States District Court for the Middle District of Florida against Pilgrim Baxter, PBHG Fund Distributors, the Fund's distributor, and PBHG Fund Services, the Fund's administrator (together, Pilgrim Baxter, PBHG Fund Distributors and PBHG Fund Services are the "Pilgrim Baxter Entities"). The action is a derivative action brought by the plaintiff on behalf of the Portfolios pursuant to Sections 36(b) and 12(b) under the Investment Company Act of 1940, as amended (the "1940 Act"). The complaint alleges the Pilgrim Baxter Entities received fees under the PBHG Funds' investment advisory agreements and the PBHG Funds' 12b-1 Plans in violation of Sections 12(b) and 36(b) under the 1940 Act. The plaintiff is seeking to (i) rescind the PBHG Funds' investment advisory agreements with Pilgrim Baxter and the PBHG Funds' 12b-1 Plans; (ii) to recover either the total fees charged by the Pilgrim Baxter Entities or excess profits received by the Pilgrim Baxter Entities; and/or (iii) recover other excessive compensation received by, or improper payments wrongfully retained by, the Pilgrim Baxter Entities in breach of their fiduciary duties under the 1940 Act.

THE SUB-ADVISERS

Pacific Financial Research, Inc., ("PFR") a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. PFR, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $17.8 billion in assets as of June 30, 2004.

Analytic Investors, Inc. ("Analytic"), a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, CA 90071, is the sub-adviser for the Analytic Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Analytic is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors.
Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $5.4 billion in assets as of June 30, 2004.

Heitman Real Estate Securities LLC (formerly named Heitman/PRA Securities Advisors LLC) ("Heitman"), a Delaware limited liability company located at191 North Wacker Drive, Suite 2500, Chicago, Illinois, 60601, is the sub-adviser to the Heitman REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Heitman is wholly owned by Heitman LLC, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. Heitman managed approximately $2.2 billion in assets as of June 30, 2004.

Dwight Asset Management Company ("Dwight"), a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the IRA Capital Preservation Fund and Dwight Intermediate Fixed Income Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Dwight is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc. It has provided investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $40.5 billion in assets as of June 30, 2004.

Wellington Management Company, LLP ("Wellington"), 75 State Street, Boston, MA 02109 is the sub-adviser for the PBHG Cash Reserves Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of June 30, 2004, Wellington Management held discretionary management authority with respect to more than $423.9 billion in assets.

Thompson, Siegel & Walmsley ("TS&W"), 5000 Monument Avenue, Richmond, VA 23230, is the sub-advisor to the TS&W Small Cap Value Fund. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international, and small cap equity investments. TS&W managed approximately $4.6 billion in assets as of June 30, 2004.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Emerging Growth Fund                        0.85%
Growth Fund                                 0.85%
Large Cap 20 Fund                           0.85%
Large Cap Growth Fund                       0.75%
Select Growth Fund                          0.85%
Focused Fund                                0.81%*
Large Cap Fund                              0.65%
Mid-Cap Fund                                0.85%
Small Cap Fund                              0.95%*
Clipper Focus Fund                          1.00%
TS&W Small Cap Value Fund                   0.78%*
Analytic Disciplined Equity Fund            0.70%
Heitman REIT Fund                           0.85%
Strategic Small Company Fund                0.91%*
Technology &
Communications Fund                         0.85%
Dwight Intermediate Fixed Income
Fund                                         **
IRA Capital
Preservation Fund                           0.31%*
Cash Reserves Fund                          0.30%

*Reflects a waiver of fees.

**Fund waived all management fees during the last fiscal year.

Each sub-adviser is entitled to receive a fee from Pilgrim Baxter equal to a percentage of the daily net assets of each Fund it sub-advises.

                             THE PORTFOLIO MANAGERS

EMERGING GROWTH FUND
Peter J. Niedland, CFA, has managed the Emerging Growth Fund since January 1, 2003. Mr. Niedland joined Pilgrim Baxter's Pilgrim Baxter's investment team in 1993. Mr. Niedland also manages the PBHG Small Cap Growth Portfolio of PBHG Insurance Series Fund. Effective May 3, 2004, James M. Smith, CFA, joined Mr. Niedland as co-manager of the Emerging Growth Fund. Mr. Smith joined Pilgrim Baxter in 1993 as a portfolio manager.

GROWTH FUND
Michael S. Sutton, CFA and Peter J. Niedland, CFA have managed the Growth Fund since November 2003. Effective May 3, 2004, James M. Smith joined Mr. Sutton and Mr. Niedland as co-manager of the Growth Fund. Mr. Sutton is Chief Investment Officer of Pilgrim Baxter. Mr. Sutton joined Pilgrim Baxter in October, 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth portfolio manager with Stein, Roe & Farnham. Mr. Niedland's work experience is discussed under the Emerging Growth Fund. Mr. Smith's work experience is discussed under the Emerging Growth Fund.

LARGE CAP GROWTH FUND/LARGE CAP 20 FUND/SELECT GROWTH FUND
Michael S. Sutton, CFA, has managed the Large Cap Growth and Large Cap 20 Funds since November, 1999. He has managed the Select Growth Fund since April, 2000. Effective as of October, 2001, Gregory P. Chodaczek joined Mr. Sutton as co-manager of Select Growth Fund. Effective May 3, 2004, Mr. Chodaczek joined Mr. Sutton as co-manager of Large Cap Growth and Large Cap 20 Funds. Mr. Sutton's work experience is discussed under the Growth Fund. Mr. Chodaczek joined Pilgrim Baxter in 1998 as a research analyst for Pilgrim Baxter's growth equity investment team, focusing on the research of large cap growth equities. Prior to joining Pilgrim Baxter, Mr. Chodaczek was a Senior Financial Analyst for Scientific Atlanta, Inc. in Atlanta, Georgia.

CLIPPER FOCUS FUND
A team of PFR's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

SMALL CAP FUND/ MID-CAP FUND/ FOCUSED FUND
Jerome J. Heppelmann, CFA, has managed the Small Cap, Mid-Cap, and Focused Funds since June, 1999. Effective May 3, 2004, James B. Bell, III, CFA, joined Mr. Heppelmann as co-manager of the Small Cap, Mid-Cap and Focused Funds. Mr. Heppelmann joined Pilgrim Baxter in 1994 as a Vice President of Marketing/ Client Service and since 1997 has been a member of Pilgrim Baxter's investment team. Prior to joining Pilgrim Baxter, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments. Mr. Bell joined Pilgrim Baxter in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies. Prior to joining Pilgrim Baxter, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

LARGE CAP FUND
Raymond J. McCaffrey, CFA, has managed the Large Cap Fund since June, 1999. He joined Pilgrim Baxter as a portfolio manager and analyst in 1997. Effective May 3, 2004, James B. Bell, III, CFA, joined Mr. McCaffrey as co-manager of the Large Cap Fund. Prior to joining Pilgrim Baxter, Mr. McCaffrey worked for 2 years as a portfolio manager and analyst at Pitcairn Trust Company. His investment experience also includes positions at Cypress Capital Management, Independence Capital Management and Fidelity Bank. Mr. Bell's work experience is discussed under the Small Cap, Mid-Cap and Focused Funds.

TS&W SMALL CAP VALUE FUND
Frank H. Reichel, III is the portfolio manager of the TS&W Small Cap Value Fund. Mr. Reichel has over sixteen years of experience managing value and small cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August, 2000. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

ANALYTIC DISCIPLINED EQUITY FUND
A team of Analytic's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

TECHNOLOGY & COMMUNICATIONS FUND
The Adviser's technology team, led by Michael S. Sutton, Jerome J. Heppelmann, Raymond J. McCaffrey has managed this Fund since August 19, 2002. In November, 2003, James M. Smith was added to the technology team managing the Fund. The work experience of the members of the team is discussed above.

HEITMAN REIT FUND
A team of Heitman's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

STRATEGIC SMALL COMPANY FUND
James M. Smith, CFA, has co-managed the Fund since its inception in 1996. Mr. Smith's work experience is discussed under the Emerging Growth Fund. Mr. Heppelmann has co-managed the Fund since June, 1999. Mr. Heppelmann's work experience is discussed under the Small Cap, Mid-Cap and Focused Funds.

DWIGHT INTERMEDIATE FIXED INCOME FUND
A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

IRA CAPITAL PRESERVATION FUND
A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

CASH RESERVES FUND
Timothy Smith has managed the Fund since October 22, 2002. Mr. Smith has worked closely with Mr. John Keogh, the Fund's previous portfolio manager, since the Fund's inception in 1995. Mr. Smith is a Vice President of Wellington Management. Mr. Smith also is the Chairman of Wellington Management's Money Market Strategy Group. Prior to joining Wellington Management in 1992, Mr. Smith spent seven years with Fidelity Investments.

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The Trust's Board of Trustees has adopted and Pilgrim Baxter and its affiliates (collectively, for purposes of the section Policy Regarding Excessive or Short-Term Trading, "Pilgrim Baxter") and their agents have implemented the following tools designed to discourage excessive short-term trading in the
Funds:

         1) trade activity monitoring;
         2) trading guidelines;
         3) a redemption fee on trades in all non-money market funds; and
         4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Pilgrim Baxter and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Pilgrim Baxter and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Pilgrim Baxter and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING
Pilgrim Baxter and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Pilgrim Baxter or one of its agents believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account other than exchanges into the PBHG Cash Reserves Fund. In making such judgments, Pilgrim Baxter and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Pilgrim Baxter and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading.

TRADING GUIDELINES
If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Pilgrim Baxter or one of its agents, determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the determining party may, in its discretion, reject any additional purchase and exchange orders. Each Fund and Pilgrim Baxter and their agents reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Pilgrim Baxter and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE
All Funds (except those noted below) will each impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Pilgrim Baxter assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the PBHG Cash Reserves

Fund. Also, the holding period for shares of the PBHG IRA Capital Preservation Fund will be twelve months instead of 10 days.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

         1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;

         2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;

         3. total or partial redemptions effectuated pursuant to an automaticnon-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;

         4. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or

         5. redemptions initiated by a Fund, as permitted in the prospectus.

The exemptions to the redemption fee listed above do not apply to the PBHG IRA Capital Preservation Fund. The Fund is not able to make any exceptions to the redemption fee (even where redemptions result from required minimum distributions or the death of a shareholder) for the PBHG IRA Capital Preservation Fund.

The Fund's goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserve Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

FAIR VALUE PRICING
The Funds have fair value pricing procedures in place, and the Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.

VALUING PORTFOLIO SECURITIES
The Cash Reserves Fund prices its investments at amortized cost, which approximates market value. Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments (including wrapper agreements) are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See "Fair Value Pricing" on page 119. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. The IRA Capital Preservation Fund may use a pricing service to value some of its assets, such as debt securities or foreign securities. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

PRICING FUND SHARES-NET ASSET VALUE (NAV)
The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, each Fund's NAV is calculated and each Fund's shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Fund shares are not priced on days that the New York Stock Exchange is closed. Cash Reserves Fund shares are priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open.

BUYING SHARES
You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated NAV. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's NAV as calculated on the next business day after receipt of the check or bank draft.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

CONCEPTS TO UNDERSTAND

TRADITIONAL IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

SPOUSAL IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

ROTH IRA: an IRA with non-deductible contributions and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

COVERDELL EDUCATION SAVINGS ACCOUNTS: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual shareholder services representative or a tax adviser.

MINIMUM INVESTMENTS

                                                     Initial        Additional

REGULAR ACCOUNTS                                     $ 2,500        no minimum
UNIFORM GIFTS/TRANSFER TO MINOR ACCOUNTS             $   500        no minimum
TRADITIONAL IRAS                                     $ 2,000        no minimum
ROTH IRAS                                            $ 2,000        no minimum
EDUCATION IRAS                                       $   500        no minimum
SYSTEMATIC INVESTMENT                                $   500        $25
PLANS1(SIP)

1 PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

BUYING SHARES OF IRA CAPITAL PRESERVATION FUND
The IRA Capital Preservation Fund offers its shares to investors who wish to invest in the Fund through one of the following types of individual retirement accounts:

o Plans described in Section 408 of the Internal Revenue Code (includes traditional IRAs, SEP-IRAs and SIMPLE IRAs);

o Plans described in Section 408A of the Internal Revenue Code (ROTH-IRAs);

o Plans described in Section 530 of the Internal Revenue Code (Education IRAs); and

o Plans maintained by sole proprietorships (KEOGH Plans).

SELLING SHARES
You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern Time (2:00 p.m. Eastern Time for the PBHG Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

LIMITATIONS ON SELLING SHARES BY PHONE

         Proceeds
         sent by                    Minimum                   Maximum

         Check                     no minimum                 $50,000
                                                              per day
         Wire*                     no minimum                 no maximum
         ACH                       no minimum                 $50,000
                                                              per day

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

* WIRE FEE IS $10 PER FEDERAL RESERVE WIRE

WRITTEN REDEMPTION ORDERS

Some circumstances require written sell orders along with medallion signature guarantees.

These include:

o Redemptions in excess of $50,000;

o Requests to send proceeds to a different address or payee;

o Requests to send proceeds to an address that has been changed within the last 30 days; and

o Requests to wire proceeds to a different bank account.

A MEDALLION SIGNATURE GUARANTEE helps to protect you against fraud. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs or notary publics will not be accepted. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.
GENERAL POLICIES

o IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Fund is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your indentity

o Each Fund may reject or suspend acceptance of purchase orders.


o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional and Roth IRA Accounts and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 122. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG Funds at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact PBHG Funds at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121. Electronic copies of most financial reports and prospectuses are available at PBHG Funds' website (WWW.PBHGFUNDS.COM).

EXCHANGES BETWEEN FUNDS
You may exchange some or all Advisor Class Shares of a Fund for Advisor Class Shares of any other PBHG Fund that has Advisor Class Shares. Advisor Class Shares of a Fund may not be exchanged for shares of any other Class of a Fund. Simply mail or use the telephone to provide your exchange instructions to the transfer agent.

If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Pilgrim Baxter or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, it may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See "Policy Regarding Short-Term or Excessive Trading" on page 117 for details of the Trust's trading guidelines and redemption fee.


TO OPEN AN ACCOUNT                                      TO ADD TO AN ACCOUNT
                                                        Fill out an investment slip:
IN WRITING
Complete the application.                               Mail the slip and the check to:
Mail your completed application and a check to:         PBHG Funds
                                                        P.O. Box 219534
PBHG Funds                                              Kansas City, Missouri  64121-9534
P.O. Box 219534
Kansas City, Missouri  64121-9534

BY TELEPHONE

Call us at 1-800-433-0051 to receive an account application and receive an account number.

WIRE Have your bank send your investment to:
oUnited Missouri Bank of Kansas                         WIRE  Have your bank send your investment to:
  City, N.A.                                            o United Missouri Bank of Kansas  City,
oABA # 10-10-00695                                          N.A.
oAccount # 98705-23469                                  o ABA # 10-10-00695
oFund name                                              o Account # 98705-23469
oYour name                                              o Fund name
oYour Social Security or tax ID                         o Your name
   number                                               o Your Social Security or tax ID number
oYour account number                                    o Your account number ACH
   Return the account application.

BY AUTOMATED CLEARING HOUSE (ACH) Currently you may
not open an account                                     o Complete the bank information section
through ACH.                                              on the account application. \
                                                        o Attach a voided check
                                                          or deposit slip to
                                                          the account
                                                          application.
                                                        o The maximum purchase
                                                          allowed through ACH
                                                          is $100,000 and this
                                                          option must be
                                                          established on your
                                                          account 15 days prior
                                                          to initiating a
                                                          transaction.

TO SELL SHARES

BY MAIL                                                 BY TELEPHONE
                                                        Sales orders may be placed by telephone provided
Write a letter of instruction that includes:            this option was selected on
                                                        your account application.
o your name(s) and signature(s)                         Please call 1-800-433-0051.
o your account number
o the Fund name                                         Note: Persons under age 59 1/2 may only make sales
o the dollar amount your wish to sell                   from IRA accounts in writing, not by telephone.
o how and where to send the proceeds
   If required, obtain a medallion signature
   guarantee (see "Selling Shares")                     ACH
         Mail your request to:
         PBHG Funds                                     o Complete the bank information section
         P.O. Box 219534                                  on the account application.
         Kansas City, Missouri 64121-9534
                                                        o Attach a voided check or deposit slip to
SYSTEMATIC WITHDRAW PLAN                                  the account application.
Permits you to have payments of $50 or more mailed or
automatically transferred                               Note: sale proceeds sent via ACH will not be posted
from your Fund accounts to your designated checking     to your bank account until
or savings account. o                                   the second business day following the transaction.

Complete the applicable section on the account          WIRE
application.                                            Sale proceeds may be wired at your request. Be sure
                                                        PBHG Funds has your wire instructions on file.
Note:  You must maintain a minimum account balance of
$5,000 or more.                                         There is a $10 charge for each wire sent by the
                                                        Fund.

CHECK WRITING
Check Writing is offered to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may establish this option on your account. You may redeem shares by writing checks on your account for $250 or more. To establish Check Writing on your account, call 1-800-433-0051 and request a Signature Card.

DISTRIBUTION AND TAXES
Except for Heitman REIT Fund, Dwight Intermediate Fixed Income Fund, IRA Capital Preservation Fund and Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. Dwight Intermediate Fixed Income Fund, IRA Capital Preservation Fund and Cash Reserves Fund declare dividends daily and pay shareholders dividends from their net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

To maintain a stable NAV, the IRA Capital Preservation Fund may have to declare and pay dividends in amounts that are not equal to the amount of net investment income it actually earns. This may cause the Fund to take some or all of the following actions:

o If the Fund distributes more money than it actually earned through its investments, it may have to make a distribution that may be considered a return of capital;

o If the income the Fund receives exceeds the amount of dividends distributed, the Fund may have to distribute that excess income to shareholders and declare a reverse split of its shares;

o The Fund may split its shares when it distributes its net capital gains. Share splits or reverse share splits will cause the number of shares owned by shareholders to increase or decrease while allowing the NAV of the Fund to remain stable.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUAL AND OTHER NONCOPORATE SHAREHOLDERS

Type of                 Tax rate for                     Tax rate for brackets
Distribution            15% bracket and lower            higher than 15%

Dividends Generally     Ordinary income rate             Ordinary income rate

Qualified Dividends             5%                               15%

Short-term
    Capital Gains       Ordinary income rate             Ordinary income rate

Long-term
    Capital Gains               5%                               15%

DISTRIBUTION ARRANGEMENTS

PBHG Funds has four classes of shares, one of which, Advisor Class, is offered by this prospectus. Advisor Class has the same rights and privileges as the other share classes of PBHG Funds, except (i) each Class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) each class is subject to different service fees, which, if applicable, are paid pursuant to a Service Plan that may or may not be adopted under Rule 12b-1 of the Investment Company Act of 1940; (iv) exchanges are not permitted between the various share classes but only among the same class; and (iv) each class of shares, including Advisor Class shares, has exclusive voting rights with respect to matters affecting only that class.

PBHG Funds, on behalf of each Fund, has adopted a Service Plan pursuant to which a Fund pays Rule 12b-1 shareholder servicing fees at an aggregate rate of up to 0.25% of the Fund's average net assets attributable to Advisor Class Shares. The service fee is paid to the Funds' distributor, Old Mutual Investment Partners, for providing or arranging with and paying others to provide personal services to shareholders of Advisor Class Shares and/or for the maintenance of such shareholders' accounts. Because these fees are paid out of Advisor Class assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[OBJECT OMITTED]

FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Analytic Disciplined Equity, Heitman REIT and IRA Capital Preservation Funds acquired the assets of its predecessor Fund, as noted under Fund Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus and Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic Disciplined Equity and IRA Capital Preservation Funds. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD FOR THE YEARS OR PERIODS ENDED MARCH 31, (UNLESS OTHERWISE NOTED)


                         Net                         Realized and
                        Asset                         Unrealized                            Distributions          Distributions
                        Value            Net           Gains or              Total            from Net                 from
                      Beginning      Investment        (Losses)              from            Investment               Capital
                      of Period         Loss         on Securities        Operations           Income                  Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                   $7.94       $(0.16) 1         $ 4.88               $  4.72             --                       --
  2003                   14.23        (0.14)            (6.15)                (6.29)            --                       --
  2002                   15.96        (0.17) 1          (1.56)                (1.73)            --                       --
  2001                   40.00        (0.10) 1         (21.81)               (21.91)            --                   $(2.13)
  2000                   20.61        (0.21) 1          20.76                 20.55             --                    (1.16)


----------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  $13.90       $(0.20) 1         $ 4.64               $  4.44             --                       --
  2003                   18.94        (0.17) 1          (4.87)                (5.04)            --                       --
  2002                   21.74        (0.20) 1          (2.60)                (2.80)            --                       --
  2001                   58.73        (0.20) 1         (30.53)               (30.73)            --                   $(6.26)
  2000                   24.51        (0.33) 1          36.14                 35.81             --                    (1.59)

  ADVISOR CLASS
  2004                  $13.66       $(0.24) 1         $ 4.56               $  4.32             --                       --
  2003                   18.66        (0.21) 1          (4.79)                (5.00)            --                       --
  2002                   21.46        (0.26) 1          (2.54)                (2.80)            --                       --
  2001                   58.19        (0.30) 1         (30.17)               (30.47)            --                   $(6.26)
  2000                   24.35        (0.42) 1          35.85                 35.43             --                    (1.59)


----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  $11.35       $(0.17) 1         $ 3.94               $  3.77             --                       --
  2003                   15.15        (0.09) 1          (3.71)                (3.80)            --                       --
  2002                   17.81        (0.11) 1          (2.55)                (2.66)            --                       --
  2001                   44.34        (0.12) 1         (22.04)               (22.16)            --                   $(4.37)
  2000                   24.10        (0.25) 1          26.26                 26.01             --                    (5.77)

  ADVISOR CLASS
  2004                  $11.30       $(0.21) 1         $ 3.92               $  3.71             --                       --
  2003                   15.10        (0.12) 1          (3.68)                (3.80)            --                       --
  2002                   17.80        (0.16) 1          (2.54)                (2.70)            --                       --
  2001 2                 25.20        (0.02) 1          (7.38)                (7.40)            --                       --




                                            Net                             Net                                Ratio of Net
                                           Asset                          Assets             Ratio             Investment
                                           Value                            End           of Expenses             Loss
                          Total             End           Total          of Period        to Average           to Average
                      Distributions      of Period       Return            (000)          Net Assets           Net Assets
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $12.66         59.45%          $  278,178         1.40%                (1.30)%
  2003                      --              7.94        (44.20)%            201,460         1.55%                (1.44)%
  2002                      --             14.23        (10.84)%            408,161         1.39%                (1.06)%
  2001                  $(2.13)            15.96        (56.95)%            538,294         1.26%                (0.33)%
  2000                   (1.16)            40.00        101.33%           1,336,938         1.24%                (0.76)%


---------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $18.34         31.94%          $  986,917         1.38%                (1.16)%
  2003                      --             13.90        (26.61)%          1,118,887         1.42%                (1.12)%
  2002                      --             18.94        (12.88)%          1,925,422         1.33%                (0.95)%
  2001                  $(6.26)            21.74        (56.57)%          2,883,036         1.25%                (0.46)%
  2000                   (1.59)            58.73        148.57%           6,465,234         1.23%                (0.90)%

  ADVISOR CLASS
  2004                      --            $17.98         31.63%          $   40,534         1.63%                (1.42)%
  2003                      --             13.66        (26.80)%             33,619         1.67%                (1.37)%
  2002                      --             18.66        (13.05)%             50,259         1.58%                (1.20)%
  2001                  $(6.26)            21.46        (56.65)%             69,469         1.50%                (0.71)%
  2000                   (1.59)            58.19        147.98%             143,937         1.48%                (1.15)%


---------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $15.12         33.22%          $  217,059         1.46%                (1.24)%
  2003                      --             11.35        (25.08)%            209,192         1.48%                (0.74)%
  2002                      --             15.15        (14.94)%            333,115         1.36%                (0.66)%
  2001                  $(4.37)            17.81        (53.84)%            501,921         1.23%                (0.34)%
  2000                   (5.77)            44.34        117.88%           1,083,460         1.23%                (0.82)%

  ADVISOR CLASS
  2004                      --            $15.01         32.83%          $       96         1.71%                (1.50)%
  2003                      --             11.30        (25.17)%                 63         1.73%                (1.00)%
  2002                      --             15.10        (15.17)%                 60         1.61%                (0.91)%
  2001 2                    --             17.80        (29.37)%+                71         1.54%*               (0.40)%*



                              Ratio               Ratio of Net
                           of Expenses           Investment Loss
                           to Average              to Average
                           Net Assets              Net Assets
                           (Excluding              (Excluding
                            Waivers,                Waivers,
                            Expenses                Expenses
                            Borne by                Borne by
                             Adviser               Adviser and       Portfolio
                           and Expense               Expense         Turnover
                          Reduction)^^^           Reduction)^^^        Rate
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.41%                  (1.31)%            96.38%
  2003                        1.55%                  (1.44)%           218.32%
  2002                        1.39%                  (1.07)%           150.95%
  2001                        1.26%                  (0.33)%            89.91%
  2000                        1.24%                  (0.76)%           141.81%


--------------------------------------------------------------------------------
PBHG GROWTH FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.39%                  (1.17)%           163.61%
  2003                        1.42%                  (1.12)%           167.87%
  2002                        1.33%                  (0.96)%           170.67%
  2001                        1.25%                  (0.46)%           104.48%
  2000                        1.23%                  (0.90)%           107.73%

  ADVISOR CLASS
  2004                        1.64%                  (1.43)%           163.61%
  2003                        1.67%                  (1.37)%           167.87%
  2002                        1.58%                  (1.22)%           170.67%
  2001                        1.50%                  (0.71)%           104.48%
  2000                        1.48%                  (1.15)%           107.73%


--------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.47%                  (1.25)%            73.65%
  2003                        1.48%                  (0.74)%           156.30%
  2002                        1.36%                  (0.67)%           152.53%
  2001                        1.23%                  (0.34)%           142.46%
  2000                        1.23%                  (0.82)%           147.35%

  ADVISOR CLASS
  2004                        1.72%                  (1.51)%            73.65%
  2003                        1.73%                  (1.00)%           156.30%
  2002                        1.61%                  (0.92)%           152.53%
  2001 2                      1.54%*                 (0.40)%*          142.46%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                      Net                               Realized and
                     Asset                               Unrealized                            Distributions       Distributions
                     Value                Net             Gains or              Total            from Net              from
                   Beginning          Investment          (Losses)              from            Investment            Capital
                   of Period             Loss           on Securities        Operations           Income               Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $15.10            $(0.15) 1          $ 4.85             $  4.70                --                   --
  2003                 19.67             (0.11) 1           (4.46)              (4.57)               --                   --
  2002                 22.90             (0.14) 1           (3.09)              (3.23)               --                   --
  2001                 38.37             (0.05) 1          (13.48)             (13.53)               --               $(1.94)
  2000                 24.57             (0.23) 1           21.32               21.09                --                (7.29)

  ADVISOR CLASS
  2004                $15.02            $(0.19) 1          $ 4.81             $  4.62                --                   --
  2003                 19.62             (0.15) 1           (4.45)              (4.60)               --                   --
  2002                 22.89             (0.19) 1           (3.08)              (3.27)               --                   --
  2001 2               29.10             (0.03) 1           (6.18)              (6.21)               --                   --


----------------------------------------------------------------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $15.71            $(0.28) 1          $ 5.48             $  5.20                --                   --
  2003                 22.74             (0.19)             (6.84)              (7.03)               --                   --
  2002                 26.58             (0.25) 1           (3.59)              (3.84)               --                   --
  2001                 77.81             (0.24) 1          (48.55)             (48.79)               --               $(2.44)
  2000                 25.93             (0.34) 1           58.71               58.37                --                (6.49)


----------------------------------------------------------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $  8.72           $(0.14) 1          $ 5.10             $  4.96                --                   --
  2003                  13.37            (0.11) 1           (4.54)              (4.65)               --                   --
  2002                  12.08            (0.13) 1            1.42                1.29                --                   --
  2001                  19.34            (0.11) 1           (4.55)              (4.66)               --               $(2.60)
  2000                  10.54            (0.13) 1           10.18               10.05                --                (1.25)

  ADVISOR CLASS
  2004                $ 8.71            $(0.18) 1          $ 5.10             $  4.92                --                   --
  2003 3                9.29             (0.07)             (0.51)              (0.58)               --                   --




                                             Net                                     Net                            Ratio of Net
                                            Asset                                  Assets              Ratio         Investment
                                            Value                                    End            of Expenses         Loss
                        Total                End               Total              of Period         to Average       to Average
                    Distributions         of Period           Return                (000)           Net Assets       Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $19.80              31.13%          $  184,688              1.34%            (0.83)%
  2003                      --               15.10             (23.23)%            172,972              1.33%            (0.67)%
  2002                      --               19.67             (14.10)%            258,297              1.26%            (0.62)%
  2001                  $(1.94)              22.90             (36.55)%            327,689              1.18%            (0.14)%
  2000                   (7.29)              38.37              98.60%             256,965              1.17%            (0.79)%

  ADVISOR CLASS
  2004                      --              $19.64              30.76%          $      561              1.59%            (1.09)%
  2003                      --               15.02             (23.45)%                497              1.58%            (0.93)%
  2002                      --               19.62             (14.29)%                156              1.51%            (0.87)%
  2001 2                    --               22.89             (21.34)%+                79              1.43%*           (0.42)%*


----------------------------------------------------------------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $20.91              33.10%          $  231,034              1.52%            (1.44)%
  2003                      --               15.71             (30.91)%            225,127              1.55%            (1.02)%
  2002                      --               22.74             (14.45)%            413,134              1.38%            (0.94)%
  2001                  $(2.44)              26.58             (64.23)%            662,551              1.26%            (0.43)%
  2000                   (6.49)              77.81             240.82%           1,691,298              1.18%            (0.68)%


----------------------------------------------------------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $13.68              56.88%          $   69,838              1.50%            (1.14)%
  2003                      --                8.72             (34.78)%             57,738              1.50%            (1.09)%
  2002                      --               13.37              10.68%              86,243              1.50%            (0.96)%
  2001                  $(2.60)              12.08             (27.04)%             76,331              1.50%            (0.63)%
  2000                   (1.25)              19.34              99.74%              75,225              1.50%            (0.93)%

  ADVISOR CLASS
  2004                      --              $13.63              56.49%          $    1,779              1.75%            (1.41)%
  2003 3                    --                8.71              (8.99)%+               509              1.75%*           (1.28)%*



                         Ratio           Ratio of Net
                      of Expenses       Investment Loss
                      to Average          to Average
                      Net Assets          Net Assets
                      (Excluding          (Excluding
                       Waivers,            Waivers,
                       Expenses            Expenses
                         Borne             Borne by
                      by Adviser          Adviser and         Portfolio
                      and Expense           Expense           Turnover
                     Reduction)^^^       Reduction)^^^          Rate
--------------------------------------------------------------------------
--------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.35%               (0.84)%             63.17%
  2003                   1.33%               (0.67)%            124.58%
  2002                   1.26%               (0.63)%            148.93%
  2001                   1.18%               (0.14)%            146.18%
  2000                   1.17%               (0.79)%            184.36%

  ADVISOR CLASS
  2004                   1.60%               (1.10)%             63.17%
  2003                   1.58%               (0.93)%            124.58%
  2002                   1.51%               (0.88)%            148.93%
  2001 2                 1.43%*              (0.42)%*           146.18%+


----------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.53%               (1.45)%            179.85%
  2003                   1.55%               (1.02)%            381.73%
  2002                   1.38%               (0.95)%            301.58%
  2001                   1.26%               (0.43)%            157.72%
  2000                   1.18%               (0.68)%            200.56%


----------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.60%               (1.24)%             96.80%
  2003                   1.57%               (1.16)%            113.26%
  2002                   1.52%               (0.97)%            118.88%
  2001                   1.50%               (0.63)%            143.04%
  2000                   1.55%               (0.98)%            240.55%

  ADVISOR CLASS
  2004                   1.85%               (1.51)%             96.80%
  2003 3                 1.87%*              (1.40)%*           113.26%




The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                                Realized and
                    Asset                 Net            Unrealized                             Distributions        Distributions
                    Value             Investment          Gains or              Total             from Net               from
                  Beginning             Income            (Losses)              from             Investment             Capital
                  of Period             (Loss)          on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 7.35             $ 0.05  1         $  2.48             $  2.53              $(0.04)                 --
  2003                10.42               0.06              (3.06)              (3.00)              (0.07)                 --
  2002 4              10.33               0.02               0.07                0.09                  --                  --
  2001 5              11.09               0.07              (0.76)              (0.69)              (0.07)                 --
  2000 5              12.31               0.06              (1.20)              (1.14)              (0.06)             $(0.02)
  1999 5              10.90               0.10               2.06                2.16               (0.10)              (0.65)


----------------------------------------------------------------------------------------------------------------------------------
PBHG FOCUSED FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $12.01             $(0.02) 1         $  5.20             $  5.18                  --                  --
  2003                16.20              (0.02)             (4.17)              (4.19)                 --                  --
  2002                17.41              (0.04) 1           (1.03)              (1.07)             $(0.06)             $(0.08)
  2001                18.51               0.07  1           (0.74)              (0.67)                 --               (0.43)
  2000                10.46              (0.01) 1            8.93                8.92                  --               (0.87)


----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 9.50             $ 0.15 1          $  2.43             $  2.58              $(0.15)                 --
  2003                13.34               0.13 1            (3.82)              (3.69)              (0.15)                 --
  2002                13.90               0.03 1            (0.57)              (0.54)              (0.02)                 --
  2001                11.97               0.21 1             2.21                2.42               (0.08)             $(0.41)
  2000                13.85               0.12               1.78                1.90               (0.08)              (3.70)

  ADVISOR CLASS
  2004               $ 9.48             $ 0.12 1          $  2.42             $  2.54              $(0.13)                 --
  2003                13.30               0.09 1            (3.79)              (3.70)              (0.12)                 --
  2002                13.88                 -- 1            (0.58)              (0.58)                 --                  --
  2001 2              13.88               0.01 1            (0.01)                 --                  --                  --




                                                                                                                     Ratio of Net
                                           Net                                   Net                                  Investment
                                          Asset                                Assets                Ratio              Income
                                          Value                                  End              of Expenses           (Loss)
                       Total               End               Total            of Period           to Average          to Average
                   Distributions        of Period           Return              (000)             Net Assets          Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.04)            $  9.84            34.50%           $ 65,668               1.24%                0.59%
  2003                  (0.07)               7.35           (28.83)%            53,983               1.19%                0.62%
  2002 4                   --               10.42             0.89%+           101,615               0.99%*               0.63%*
  2001 5                (0.07)              10.33            (6.22)%            95,031               0.99%                0.64%
  2000 5                (0.08)              11.09            (9.33)%           118,545               0.97%                0.53%
  1999 5                (0.75)              12.31            20.06%            145,185               0.99%                1.08%


-----------------------------------------------------------------------------------------------------------------------------------
PBHG FOCUSED FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $17.19            43.13%           $ 26,574               1.50%               (0.15)%
  2003                     --               12.01           (25.86)%            23,293               1.50%               (0.23)%
  2002                 $(0.14)              16.20            (6.18)%            34,675               1.37%               (0.24)%
  2001                  (0.43)              17.41            (3.59)%            58,724               1.34%                0.37%
  2000                  (0.87)              18.51            89.17%             22,556               1.50%               (0.10)%


-----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.15)             $11.93            27.20%           $214,710               1.20%                1.34%
  2003                  (0.15)               9.50           (27.73)%           283,989               1.20%                1.18%
  2002                  (0.02)              13.34            (3.86)%           524,236               1.14%                0.24%
  2001                  (0.49)              13.90            20.42%            425,414               1.16%                0.91%
  2000                  (3.78)              11.97            14.25%             32,922               1.11%                0.71%

  ADVISOR CLASS
  2004                 $(0.13)             $11.89            26.81%           $    723               1.45%                1.03%
  2003                  (0.12)               9.48           (27.86)%               451               1.45%                0.86%
  2002                     --               13.30            (4.15)%               195               1.39%               (0.04)%
  2001 2                   --               13.88             0.00%+               100               1.40%*               0.39%*



                     Ratio           Ratio of Net
                  of Expenses         Investment
                  to Average         Income (Loss)
                  Net Assets          to Average
                  (Excluding          Net Assets
                   Waivers,           (Excluding
                   Expenses        Waivers, Expenses
                     Borne             Borne by
                  by Adviser          Adviser and         Portfolio
                  and Expense           Expense           Turnover
                 Reduction)^^^       Reduction)^^^          Rate
--------------------------------------------------------------------
--------------------------------------------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.25%                0.58%             267.41%
  2003              1.31%                0.50%             212.69%
  2002 4            1.33%*               0.29%*             65.99%+
  2001 5            1.09%                0.54%             229.00%
  2000 5            0.97%                0.53%             270.00%
  1999 5            1.11%                0.96%             261.00%


--------------------------------------------------------------------
PBHG FOCUSED FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.54%               (0.19)%            240.63%
  2003              1.50%               (0.23)%            281.70%
  2002              1.37%               (0.25)%            433.98%
  2001              1.34%                0.37%             404.36%
  2000              1.55%               (0.15)%            853.36%


--------------------------------------------------------------------
PBHG LARGE CAP FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.21%                1.33%             252.96%
  2003              1.20%                1.18%             428.30%
  2002              1.14%                0.24%             947.66%
  2001              1.16%                0.91%            1184.89%
  2000              1.11%                0.71%            1018.03%

  ADVISOR CLASS
  2004              1.46%                1.02%             252.96%
  2003              1.45%                0.86%             428.30%
  2002              1.39%               (0.04)%            947.66%
  2001 2            1.40%*               0.39%*           1184.89%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                      Net                              Realized and
                     Asset                 Net          Unrealized                             Distributions        Distributions
                     Value             Investment        Gains or              Total             from Net               from
                   Beginning             Income          (Losses)              from             Investment             Capital
                   of Period             (Loss)        on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG MID-CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $12.29            $(0.07) 1          $ 5.71              $ 5.64                --                 --
  2003                 15.74             (0.04) 1           (3.41)              (3.45)               --                 --
  2002                 14.44             (0.02) 1            1.32                1.30                --                 --
  2001                 13.82              0.09  1            1.20                1.29            $(0.03)            $(0.64)
  2000                 15.09             (0.02) 1            5.03                5.01                --              (6.28)

  ADVISOR CLASS
  2004                $12.25            $(0.11) 1          $ 5.68              $ 5.57                --                 --
  2003                 15.72             (0.07) 1           (3.40)              (3.47)               --                 --
  2002 6               13.90             (0.03) 1            1.85                1.82                --                 --


----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $13.27            $(0.15) 1          $ 7.17              $ 7.02                --                 --
  2003                 20.65             (0.13) 1           (7.25)              (7.38)               --                 --
  2002                 18.48             (0.14) 1            2.31                2.17                --                 --
  2001                 18.75             (0.02) 1            0.58                0.56                --             $(0.83)
  2000                 11.38             (0.08) 1            7.45                7.37                --                 --

  ADVISOR CLASS
  2004                $13.20            $(0.19) 1          $ 7.14              $ 6.95                --                 --
  2003                 20.60             (0.17) 1           (7.23)              (7.40)               --                 --
  2002                 18.47             (0.22) 1            2.35                2.13                --                 --
  2001 2               19.67             (0.02) 1           (1.18)              (1.20)               --                 --


----------------------------------------------------------------------------------------------------------------------------------
CLIPPER FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $11.84            $ 0.05 1           $ 4.07              $ 4.12            $(0.06)            $(0.02)
  2003                 16.40              0.14              (4.31)              (4.17)            (0.15)             (0.24)
  2002 7               15.92              0.20               2.34                2.54             (0.14)             (1.92)
  2001 8               10.87              0.21               5.49                5.70             (0.21)             (0.44)
  2000 8               12.19              0.16              (1.18)              (1.02)            (0.16)             (0.14)
  1999 8,9             10.00              0.05               2.18                2.23             (0.04)                --

  ADVISOR CLASS
  2004 ++++           $14.23            $ 0.04 1           $ 1.66              $ 1.70            $(0.05)            $(0.02)




                                                                                                                    Ratio of Net
                                             Net                                   Net                              Investment
                                            Asset                                Assets              Ratio            Income
                                            Value                                  End            of Expenses         (Loss)
                         Total               End              Total             of Period         to Average        to Average
                     Distributions        of Period          Return               (000)           Net Assets        Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG MID-CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $17.93            45.89%          $  452,530              1.37%            (0.47)%
  2003                     --               12.29           (21.92)%            288,030              1.40%            (0.33)%
  2002                     --               15.74             9.00%             464,987              1.32%            (0.15)%
  2001                 $(0.67)              14.44             9.43%             231,117              1.35%             0.40%
  2000                  (6.28)              13.82            42.21%              60,690              1.44%            (0.15)%

  ADVISOR CLASS
  2004                     --              $17.82            45.47%          $    6,493              1.62%            (0.72)%
  2003                     --               12.25           (22.07)%              1,634              1.65%            (0.54)%
  2002 6                   --               15.72            13.09%+                127              1.55%*           (0.49)%*


----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $20.29            52.90%          $  102,497              1.50%            (0.84)%
  2003                     --               13.27           (35.74)%            102,497              1.50%            (0.83)%
  2002                     --               20.65            11.74%             290,007              1.48%            (0.72)%
  2001                 $(0.83)              18.48             2.99%             251,994              1.49%            (0.09)%
  2000                     --               18.75            64.76%              92,634              1.50%            (0.56)%

  ADVISOR CLASS
  2004                     --              $20.15            52.65%          $       97              1.74%            (1.11)%
  2003                     --               13.20           (35.92)%                165              1.75%            (1.08)%
  2002                     --               20.60            11.53%                 364              1.73%            (1.12)%
  2001 2                   --               18.47            (6.10)%+                94              1.73%*           (0.34)%*


----------------------------------------------------------------------------------------------------------------------------------
CLIPPER FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.08)             $15.88            34.82%          $1,128,195              1.48%             0.36%
  2003                  (0.39)              11.84           (25.73)%            647,508              1.45%             1.00%
  2002 7                (2.06)              16.40            17.48%+            621,735              1.40%*            1.26%*
  2001 8                (0.65)              15.92            53.22%             272,069              1.40%             1.41%
  2000 8                (0.30)              10.87            (8.39)%             84,226              1.40%             1.47%
  1999 8,9              (0.04)              12.19            22.33%+             64,135              1.40%*            1.05%*

  ADVISOR CLASS
  2004 ++++            $(0.07)             $15.86            11.97%+         $      723              1.75%*            0.35%*



                         Ratio                 Ratio of Net
                      of Expenses               Investment
                      to Average               Income (Loss)
                      Net Assets                to Average
                      (Excluding                Net Assets
                       Waivers,                 (Excluding
                       Expenses              Waivers, Expenses
                         Borne                   Borne by
                      by Adviser                Adviser and               Portfolio
                      and Expense                 Expense                 Turnover
                     Reduction)^^^             Reduction)^^^                Rate
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
PBHG MID-CAP FUND
-------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.38%                     (0.48)%                 143.80%
  2003                  1.40%                     (0.33)%                 195.22%
  2002                  1.32%                     (0.15)%                 236.85%
  2001                  1.35%                      0.40%                  248.10%
  2000                  1.44%                     (0.15)%                 742.57%

  ADVISOR CLASS
  2004                  1.63%                     (0.73)%                 143.80%
  2003                  1.65%                     (0.54)%                 195.22%
  2002 6                1.55%*                    (0.49)%*                236.85%+


------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.56%                     (0.90)%                 116.57%
  2003                  1.59%                     (0.92)%                 115.44%
  2002                  1.48%                     (0.72)%                 144.85%
  2001                  1.49%                     (0.09)%                 177.69%
  2000                  1.58%                     (0.64)%                 352.85%

  ADVISOR CLASS
  2004                  1.80%                     (1.17)%                 116.57%
  2003                  1.84%                     (1.17)%                 115.44%
  2002                  1.73%                     (1.12)%                 144.85%
  2001 2                1.73%*                    (0.34)%*                177.69%+


------------------------------------------------------------------------------------
CLIPPER FOCUS FUND
------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.49%                      0.35%                   24.31%
  2003                  1.52%                      0.93%                   50.05%
  2002 7                1.44%*                     1.23%*                  39.02%+
  2001 8                1.41%                      1.40%                  111.00%
  2000 8                1.47%                      1.40%                   54.00%
  1999 8,9              2.08%*                     0.37%*                  22.00%+

  ADVISOR CLASS
  2004 ++++             1.76%*                     0.34%*                  24.31%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

---------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                              Realized and
                    Asset               Net            Unrealized                            Distributions       Distributions
                    Value           Investment          Gains or              Total            from Net              from
                  Beginning           Income            (Losses)              from            Investment            Capital
                  of Period           (Loss)          on Securities        Operations           Income               Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TS&W SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^              $16.12           $(0.05) 1          $ 4.89              $ 4.84                 --             $(0.16)


----------------------------------------------------------------------------------------------------------------------------------
HEITMAN REIT FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 8.06           $ 0.31 1           $ 3.80              $ 4.11             $(0.34)            $(0.12)
  2003                 9.58             0.30 1            (0.87)              (0.57)             (0.31)             (0.61)
  2002                 8.78             0.09               0.80                0.89              (0.09)                --
  2001 5,10            9.56             0.47               0.46                0.93              (0.45)             (1.21)
  2000 5               8.04             0.36               1.60                1.96              (0.36)                --
  1999 5               8.62             0.43              (0.54)              (0.11)             (0.47)                --

  ADVISOR CLASS
  2004               $ 8.03           $ 0.30 1           $ 3.76              $ 4.06             $(0.31)            $(0.12)
  2003                 9.55             0.27 1            (0.86)              (0.59)             (0.30)             (0.61)
  2002                 8.75             0.09               0.79                0.88              (0.08)                --
  2001 5,10            9.55             0.43               0.45                0.88              (0.43)             (1.21)
  2000 5               8.04             0.31               1.60                1.91              (0.33)                --
  1999 5               8.62             0.39              (0.53)              (0.14)             (0.44)                --




                                                           Net                                    Net
                                                          Asset                                 Assets              Ratio
                   Return                                 Value                                   End            of Expenses
                     of                Total               End              Total              of Period         to Average
                   Capital         Distributions        of Period          Return                (000)           Net Assets
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TS&W SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^               --               $(0.16)           $20.80            30.16%+           $ 25,553              1.50%*


---------------------------------------------------------------------------------------------------------------------------------
HEITMAN REIT FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004            $(0.05) 11           $(0.51)           $11.66            52.08%            $133,980              1.30%
  2003             (0.03) 11            (0.95)             8.06            (5.73)%             70,039              1.27%
  2002                --                (0.09)             9.58            10.11%+             76,679              1.36%*
  2001 5,10        (0.05) 11            (1.71)             8.78            10.41%              61,378              1.14%
  2000 5           (0.08) 11            (0.44)             9.56            24.90%              75,013              1.36%
  1999 5              --                (0.47)             8.04            (1.16)%             65,767              1.25%

  ADVISOR CLASS
  2004            $(0.05) 11           $(0.48)           $11.61            51.66%            $ 17,664              1.55%
  2003             (0.02) 11            (0.93)             8.03            (5.99)%             14,578              1.52%
  2002                --                (0.08)             9.55            10.08% +            19,738              1.61%*
  2001 5,10        (0.04) 11            (1.68)             8.75             9.88% 12           18,858              1.62%
  2000 5           (0.07) 11            (0.40)             9.55            24.22% 12           23,417              1.89%
  1999 5              --                (0.44)             8.04            (1.62)% 12          29,502              1.73%



                                              Ratio                 Ratio of Net
                                           of Expenses               Investment
                                           to Average               Income (Loss)
                                           Net Assets                to Average
                                           (Excluding                Net Assets
                      Ratio of Net          Waivers,                 (Excluding
                       Investment           Expenses                  Waivers,
                         Income               Borne                Expenses Borne
                         (Loss)            by Adviser                by Advisers               Portfolio
                       to Average          and Expense               and Expense               Turnover
                       Net Assets         Reduction)^^^             Reduction)^^^                Rate
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
TS&W SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^                 (0.42)%*             1.73%*                  (0.65)%*                  27.33%+


---------------------------------------------------------------------------------------------------------
HEITMAN REIT FUND
---------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                   3.15%               1.31%                    3.14%                    78.20%
  2003                   3.42%               1.33%                    3.36%                   110.81%
  2002                   4.20%*              1.47%*                   4.09%*                   25.08%+
  2001 5,10              4.57%               1.14%                    4.57%                   139.00%
  2000 5                 4.14%               1.36%                    4.14%                    76.00%
  1999 5                 5.12%               1.25%                    5.12%                    49.00%

  ADVISOR CLASS
  2004                   3.04%               1.56%                    3.03%                    78.20%
  2003                   3.15%               1.58%                    3.09%                   110.81%
  2002                   3.86%*              1.72%*                   3.73%*                   25.08%+
  2001 5,10              4.07%               1.62%                    4.07%                   139.00%
  2000 5                 3.54%               1.89%                    3.54%                    76.00%
  1999 5                 4.64%               1.73%                    4.64%                    49.00%



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                    Net                                              Realized and
                   Asset                Net                           Unrealized                         Distributions
                   Value            Investment                         Gains or            Total           from Net
                 Beginning            Income        Redemption         (Losses)            from           Investment
                 of Period            (Loss)           Fees          on Securities      Operations          Income
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $ 7.31            $(0.14) 1          --              $ 3.60           $  3.46               --
 2003               14.79             (0.11) 1          --               (7.37)            (7.48)              --
 2002               19.70             (0.21) 1          --               (4.70)            (4.91)              --
 2001               85.02             (0.46) 1          --              (59.61)           (60.07)              --
 2000               27.59             (0.54) 1          --               62.84             62.30               --

 ADVISOR CLASS
 2004              $ 7.27            $(0.16) 1          --              $ 3.57           $  3.41               --
 2003               14.75             (0.13) 1          --               (7.35)            (7.48)              --
 2002               19.70             (0.23) 1          --               (4.72)            (4.95)              --
 2001 2             34.43             (0.04) 1          --              (14.69)           (14.73)              --


---------------------------------------------------------------------------------------------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^           $10.00            $ 0.23 1           --              $ 0.38           $  0.61           $(0.23)


---------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $10.00            $ 0.29 1           --              $ 0.04           $  0.33           $(0.29)
 2003               10.00              0.39             --                0.04              0.43            (0.43)
 2002 13            10.00              0.20             --                  --              0.20            (0.20)
 2001 14            10.00              0.61          $0.01                  --              0.62            (0.62)
 2000 14            10.00              0.65           0.01                  --              0.66            (0.66)
 1999 14,15         10.00              0.11             --                  --              0.11            (0.11)

 ADVISOR CLASS
 2004              $10.00            $ 0.26 1           --              $ 0.05           $  0.31           $(0.27)
 2003 16            10.00              0.25             --                0.01              0.26            (0.26)




                                                                                              Net
                 Distributions                                                               Asset
                     from             Return                              Reverse            Value
                    Capital             of               Total             Stock              End              Total
                     Gains            Capital        Distributions         Split            of Period          Return
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004                    --              --                 --               --              $10.77            47.33%
 2003                    --              --                 --               --                7.31           (50.57)%
 2002                    --              --                 --               --               14.79           (24.92)%
 2001                $(5.25)             --             $(5.25)              --               19.70           (74.20)%
 2000                 (4.87)             --              (4.87)              --               85.02           233.99%

 ADVISOR CLASS
 2004                    --              --                 --               --              $10.68            46.91%
 2003                    --              --                 --               --                7.27           (50.71)%
 2002                    --              --                 --               --               14.75           (25.13)%
 2001 2                  --              --                 --               --               19.70           (42.78)%+


----------------------------------------------------------------------------------------------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^             $(0.08)             --             $(0.31)              --              $10.30             6.19%+


----------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004                    --          $(0.04)            $(0.33)              --              $10.00             3.38%
 2003                    --              --              (0.43)              --               10.00             4.38%
 2002 13             $(0.04)             --              (0.24)           $0.04               10.00             1.98%+
 2001 14                 --              --              (0.62)              --               10.00             6.34%
 2000 14                 --              --              (0.66)              --               10.00             6.80%
 1999 14,15              --              --              (0.11)              --               10.00             1.12%+

 ADVISOR CLASS
 2004                    --          $(0.04)            $(0.31)              --              $10.00             3.14%
 2003 16                 --              --              (0.26)              --               10.00             2.64%+



                                                                                Ratio            Ratio of Net
                                                                             of Expenses          Investment
                                                                             to Average          Income (Loss)
                                                                             Net Assets           to Average
                                                            Ratio            (Excluding           Net Assets
                                                           of  Net            Waivers,        (Excluding Waivers,
                       Net                               Investment        Expenses Borne       Expenses Borne
                     Assets              Ratio             Income            by Adviser,          by Adviser,
                       End            of Expenses          (Loss)          Reimbursements       Reimbursements          Portfolio
                    of Period         to Average         to Average          and Expense          and Expense           Turnover
                      (000)           Net Assets         Net Assets         Reduction)^^^        Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $  314,112            1.66%             (1.40)%              1.67%              (1.41)%               135.24%
 2003                 262,244            1.54%             (1.24)%              1.54%              (1.24)%               261.67%
 2002                 581,091            1.39%             (1.17)%              1.39%              (1.19)%               185.33%
 2001                 920,965            1.25%             (0.81)%              1.25%              (0.81)%               291.41%
 2000               3,843,946            1.19%             (0.96)%              1.19%              (0.96)%               362.38%

 ADVISOR CLASS
 2004              $   14,303            1.90%             (1.64)%              1.91%              (1.65)%               135.24%
 2003                   7,285            1.79%             (1.47)%              1.79%              (1.47)%               261.67%
 2002                  10,288            1.64%             (1.42)%              1.64%              (1.44)%               185.33%
 2001 2                   172            1.50%*            (0.58)%*             1.50%*             (0.58)%*              291.41%


----------------------------------------------------------------------------------------------------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^           $    6,377            0.85%*             3.33%*              2.36%*              1.82%*               258.83%+


----------------------------------------------------------------------------------------------------------------------------------
 PBHG IRA CAPITAL PRESERVATION FUND
----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $1,424,238            1.00%              2.87%               1.30%               2.57%                257.21%
 2003               1,192,971            1.00%              3.65%               1.34%               3.31%                222.67%
 2002 13              518,004            1.00%*             4.67%*              1.32%*              4.35%*               116.91%+
 2001 14               71,298            1.00%              5.97%               1.62%               5.35%                196.00%
 2000 14               24,065            1.03%              6.53%               1.84%               5.69%                 72.00%
 1999 14,15               867            1.00%*             6.67%*             46.23%*            (38.56)%*              137.00%+

 ADVISOR CLASS
 2004              $    8,074            1.25%              2.59%               1.55%               2.29%                257.21%
 2003 16                2,132            1.25%*             3.02%*              1.59%*              2.68%*               222.67%



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

FINANCIAL HIGHLIGHTS -- Concluded
--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                              Realized and
                    Asset                              Unrealized                             Distributions        Distributions
                    Value               Net             Gains or              Total             from Net               from
                  Beginning         Investment          (Losses)              from             Investment             Capital
                  of Period           Income          on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG CASH RESERVES FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004              $1.00                -- 1             --                    --                    --                --
  2003               1.00             $0.01               --                  $0.01              $ (0.01)               --
  2002               1.00              0.03               --                   0.03                (0.03)               --
  2001               1.00              0.06               --                   0.06                (0.06)               --
  2000               1.00              0.05               --                   0.05                (0.05)               --




                                           Net                                     Net                               Ratio of Net
                                          Asset                                  Assets              Ratio            Investment
                                          Value                                    End            of Expenses           Income
                      Total                End               Total              of Period         to Average          to Average
                  Distributions         of Period           Return                (000)           Net Assets          Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG CASH RESERVES FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --             $1.00               0.32%            $ 53,905              0.88%                0.32%
  2003                 $(0.01)             1.00               0.94%              94,459              0.75%                0.93%
  2002                  (0.03)             1.00               2.55%             107,513              0.59%                2.92%
  2001                  (0.06)             1.00               5.98%             525,463              0.52%                5.78%
  2000                  (0.05)             1.00               4.81%             579,458              0.69%                4.78%



                        Ratio                  Ratio of Net
                     of Expenses                Investment
                      to Average                  Income
                      Net Assets                to Average
                      (Excluding                Net Assets
                       Waivers,                 (Excluding
                       Expenses              Waivers, Expenses
                         Borne                   Borne by
                      by Adviser                Adviser and
                      and Expense                 Expense
                     Reduction)^^^             Reduction)^^^
--------------------------------------------------------------
--------------------------------------------------------------
PBHG CASH RESERVES FUND
--------------------------------------------------------------
  PBHG CLASS
  2004                  0.89%                     0.31%
  2003                  0.75%                     0.93%
  2002                  0.59%                     2.91%
  2001                  0.52%                     5.78%
  2000                  0.69%                     4.78%


*    Annualized

** This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.

+    Total return and portfolio turnover have not been annualized.

++++ The Clipper Focus Fund Advisor Class commenced operations on June 30,
     2003.

^    The TS&W Small Cap Value Fund commenced operations on July 25, 2003.

^^ The Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.

^^^ The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations. The Adviser has agreed to pay for these expenses on behalf of the Fund. These expenses make up the expenses borne by Adviser line item on the Statements of Operations. If the Adviser did not pay the expenses, the expenses for the portfolios would have been higher than what is referred to in the tables.

1    Per share calculations were performed using average shares for the period.

2 The PBHG Large Cap 20 Fund Advisor Class, PBHG Large Cap Growth Fund Advisor Class, PBHG Large Cap Fund Advisor Class, PBHG Small Cap Fund Advisor Class and PBHG Technology & Communications Fund Advisor Class commenced operations on December 29, 2000.

3 The PBHG Strategic Small Company Fund Advisor Class commenced operations on August 31, 2002.

4 On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.

5    For the year ended December 31.

6    The PBHG Mid-Cap Fund Advisor Class commenced operations on October 31,
     2001.

7 On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

8    For the year or period ended April 30.

9    The  Clipper Focus Fund commenced operations on September 10, 1998.

10 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.

11 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

12 The total returns prior to the acquisition do not include the sales charge. The Advisor Class of the Fund's predecessor carried a maximum front-end sales charge of 4.75%. Total Returns shown in the chart have been adjusted to reflect the elimination of the front-end sales charge. If the charge had been included, the returns would have been lower.

13 On January 11, 2002, the PBHG IRA Capital Preservation Fund acquired the assets of the IRA Capital Preservation Portfolio. The operations of the PBHG IRA Capital Preservation Fund prior to the acquisition were those of the predecessor fund, the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was a series of the UAM Funds Trust.

14   For the year or period ended October 31.

15   The PBHG IRA Capital Preservation Fund commenced operations on August 31,
     1999.

16 The PBHG IRA Capital Preservation Fund Advisor Class commenced operations on July 31, 2002.

Amounts designated as "--" are either $0 or have been rounded to $0.

FOR MORE INFORMATION

PBHG FUNDS
For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS
Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

TO OBTAIN THE SAI, ANNUAL/SEMI-ANNUAL
REPORTS OR OTHER INFORMATION AND FOR
SHAREHOLDER INQUIRIES:

BY TELEPHONE
Call 1-800-433-0051

BY MAIL
PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

VIA THE INTERNET
www.pbhgfunds.com

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.

Beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge (i) on the PBHG Funds website at www.pbhgfunds.com; (ii) by calling 800-433-0051; and (iii) on the Commission's website at www.sec.gov. The PBHG Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities and Exchange website at www.sec.gov.

INVESTMENT ADVISER
Pilgrim Baxter & Associates, Ltd.

DISTRIBUTOR
PBHG Fund Distributors

SEC FILE NUMBER
811-04391

PBHG-PROADV 7/04

PBHG Funds

         Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information
Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure
We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                    THIS PAGE IS NOT PART OF THE PROSPECTUS

[LOGO]

PBHG FUNDS

          An Insitutional
Multi-Manager Fund Family

                                  JULY 28, 2004

GROWTH FUNDS
PBHG Emerging Growth Fund
PBHG Growth Fund
PBHG Large Cap 20 Fund
PBHG Large Cap Growth Fund
PBHG Select Growth Fund
PBHG Strategic Small Company Fund

BLEND FUNDS
PBHG Focused Fund
PBHG Large Cap Fund
PBHG Mid-Cap Fund
PBHG Small Cap Fund

SPECIALTY FUND
PBHG Technology & Communications Fund

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.


PBHG Class A and Class C Prospectus -- 7/04

AN INTRODUCTION TO THE PBHG FUNDS(R)AND THIS PROSPECTUS

PBHG Funds is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers Class A and Class C Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

The PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Funds also may not be suitable for investors who require regular income.

INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for each Fund offered in this prospectus.

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                TABLE OF CONTENTS

FUND SUMMARIES
                                                                        PAGE

PBHG Emerging Growth Fund................................................2
PBHG Growth Fund.........................................................5
PBHG Large Cap 20 Fund...................................................8
PBHG Large Cap Growth Fund...............................................11
PBHG Select Growth Fund..................................................14
PBHG Strategic Small Company Fund........................................17
PBHG Focused Fund........................................................20
PBHG Large Cap Fund......................................................23
PBHG Mid-Cap Fund........................................................26
PBHG Small Cap Fund......................................................29
PBHG Technology & Communications Fund....................................32
More About the Funds
    Our Investment Strategies............................................35
    Risks and Returns....................................................37
The Investment Adviser
The Investment Adviser...................................................45
The Portfolio Managers...................................................47
Your Investment
Policy Regarding Excessive or Short-Term Trading.........................48
Valuing Portfolio Securities.............................................50
Pricing Fund Shares - Net Asset Value (NAV)..............................50
Choosing a Share Class...................................................50
Buying Shares............................................................53
Selling Shares...........................................................53
General Policies.........................................................54
Exchange Between Funds...................................................54
Distribution and Taxes...................................................55
Distribution Arrangements................................................55
Financial Highlights.....................................................56

PBHG EMERGING GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Growth Index had market capitalizations between $77 million and $1.9 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. The size of the companies in the Russell 2000(R) Growth Index will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 38.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

 [CHART]*

1994    23.44%
1995    48.03%
1996    16.64%
1997    -4.13%
1998     2.56%
1999    47.64%
2000   -25.59%
2001   -32.86%
2002   -47.74%
2003    56.17%

The Fund's year-to-date return as of 6/30/04 was -5.72%.

BEST QUARTER:                  Q4 1999          45.66%

WORST QUARTER:                 Q3 2001         -34.52%

* The inception date of PBHG Emerging Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                        Past               Past              Past
                                       1 Year             5 Years          10 Years

Emerging Growth Fund - Class A*
         Returns Before Taxes           47.25%            -10.72%            1.75%
         After Taxes on Distributions   47.25%            -11.25%            1.16%
         After Taxes on Distributions
         and Sale of Fund Shares***     30.71%             -8.76%            1.39%


Emerging Growth Fund - Class C**
         Returns Before Taxes           53.94%            -10.34%            1.58%

Russell 2000(R) Growth Index
         (Reflects No Deduction
         for Fees, Expenses or Taxes)   48.54%             0.86%             5.43%


*The inception date of the PBHG Emerging Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 2.82%. The cumulative total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 2.82% and 1.83%, respectively.

** The inception date of the PBHG Emerging Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C before taxes from its inception date to December 31, 2003 was 7.81%.

***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE

                                                  CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                         5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)           Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)                              2.00% (2)                   2.00% (2)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                     0.85%                       0.85%
Distribution (12b-1) Fees                      Not Applicable                   0.75%
Other Expenses
         Service Fees                               0.25%                       0.25%
         Other Operating Expenses                   0.53%(3)                    0.53%(4)
         Total Other Expenses                       0.78%                       0.78%
Total Annual Operating Expenses                     1.63%(3)                    2.38%(4)

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.52% and 1.62%, respectively.

         (4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.52% and 2.37%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $731      $893       $1,060     $1,232      $1,411
Class C      $344      $489         $742     $1,003      $1,270

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,595    $1,785     $1,982     $2,186      $2,397
Class C      $1,545    $1,826     $2,115     $2,412      $2,716



YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

             1 Year    2 Years    3 Years    4 Years     5 Years
Class C       $241      $489       $742       $1,003      $1,270

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,545    $1,826     $2,115     $2,412       $2,716

PBHG GROWTH FUND

GOAL

The Fund seeks to provide investors with capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the companies in the Russell Midcap(R) Growth Index had market capitalizations between $7 million and $13.3 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The size of companies in the Russell Midcap(R) Growth Index will change with market conditions and the composition of that index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 38.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell Midcap(R) Growth Index, an unmanaged index that measures the performance of those securities in the Russell Midcap(R) Index with greater than average growth characteristics, and the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*

1994    4.51%
1995   50.00%
1996    9.41%
1997   -3.84%
1998    0.12%
1999   91.56%
2000  -23.38%
2001  -34.83%
2002  -30.65%
2003   25.33%

The Fund's year-to-date return as of 6/30/04 was 2.86%.

BEST QUARTER:              Q4 1999          64.33%

WORST QUARTER:             Q4 2000         -32.66%



* The inception date of PBHG Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                           Past                Past              Past
                                          1 Year             5 Years           10 Years
Growth Fund  - Class A*
         Returns Before Taxes              18.10%             -4.76%            2.61%
         After Taxes on Distributions      18.10%             -5.53%            2.19%
         After Taxes on Distributions
         and Sale of Fund Shares***        11.77%             -3.80%            2.36%


Growth Fund - Class C**
         Returns Before Taxes              23.31%             -4.35%            2.44%

Russell Midcap Growth Index
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                42.71%             2.01%             9.40%


Russell 2000(R) Growth Index
(Reflects No Deduction for Fees,
Expenses or Taxes)                         48.54%             0.86%             5.43%


Note: The inception date of the PBHG Class of the Growth Fund was December 19, 1985.

*The inception date of the PBHG Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 0.62%. The cumulative total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 0.62% and 0.40%, respectively.

** The inception date of the PBHG Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C before taxes from its inception date to December 31, 2003 was 5.53%.

***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses youwould pay as an investor in the Fund.

FEES AND EXPENSES TABLE

                                                  CLASS A                      CLASS C

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                         5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)           Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                             2.00% (2)                   2.00% (2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                     0.85%                       0.85%
Distribution (12b-1) Fees                      Not Applicable                   0.75%
Other Expenses
   Service Fees                                     0.25%                       0.25%
   Other Operating Expenses                         0.52%(3)                    0.52%(4)
   Total Other Expenses                             0.77%                       0.77%
Total Annual Operating Expenses                    1.62%(3)                     2.37%(4)

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.51% and 1.61%, respectively.

         (4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.51% and 2.36%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $730      $891       $1,057     $1,228      $1,406
Class C      $343      $487       $739       $999        $1,265

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,589    $1,778     $1,974     $2,177      $2,386
Class C      $1,539    $1,819     $2,107     $2,403      $2,706


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

             1 Year    2 Years    3 Years    4 Years     5 Years
Class C       $240      $487        $739       $999       $1,265

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,539    $1,819     $2,107     $2,403      $2,706

PBHG LARGE CAP 20 FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 20 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between
$7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 38.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future. The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*

1997      32.57%
1998      67.15%
1999     101.91%
2000     -22.49%
2001     -35.64%
2002     -31.67%
2003      32.59%

The Fund's year-to-date return as of 6/30/04 was 6.81%.

BEST QUARTER:              Q4 1999          75.41%

WORST QUARTER:             Q4 2000         -33.20%

* The inception date of PBHG Large Cap 20 Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                    Since
                                              Past               Past             Inception
                                             1 Year             5 Years           (11/29/96)
Large Cap 20 Fund -- Class A*
         Returns Before Taxes                 24.92%             -2.97%             9.28%
         After Taxes on Distributions         24.92%             -4.46%             8.03%
         After Taxes on Distributions and
         Sales of Fund Shares***              16.20%             -2.57%             8.06%

Large Cap 20 Fund -- Class C**
         Returns Before Taxes                 30.59%             -2.55%             9.37%

Russell 1000(R) Growth Index****

         (Reflects No Deduction for Fees,
         Expenses or Taxes)                   29.75%             -5.11%            4.49%

S&P 500 Index****
(Reflects No Deduction for Fees, Expenses
 or Taxes)                                    28.69%             -0.57%            7.17%


*The inception date of the PBHG Large Cap 20 Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 5.10%. The cumulative total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 5.10% and 3.31%, respectively.


** The inception date of the PBHG Large Cap 20 Fund - Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service fees applicable to Class C shares. The cumulative total return of Class C before taxes from its inception date to December 31, 2003 was 10.27%.

***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distribution, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

****The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated as of November 30, 1996.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE

                                                     CLASS A                  CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                           5.75%                 Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)               Not Applicable(1)           1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED
 OR EXCHANGED)                                        2.00%(2)                 2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                       0.85%                    0.85%
Distribution (12b-1) Fees                          Not Applicable              0.75%
Other Expenses
   Service Fees                                       0.25%                    0.25%
   Other Operating Expenses                           0.61%(3)                 0.61%(4)
   Total Other Expenses                               0.86%                    0.86%
Total Annual Operating Expenses                       1.71%(3)*                2.46%(4)*

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.60% and 1.70%, respectively.

         (4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.60% and 2.45%, respectively.

*These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Large Cap 20 Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $739      $908       $1,083     $1,263     $1,450
Class C      $352      $505        $767      $1,035      $1,311

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,642    $1,841     $2,047     $2,259     $2,478
Class C      $1,593    $1,883     $2,179     $2,484      $2,796


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $249      $505        $767      $1,035      $1,311

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,593    $1,883     $2,179     $2,484      $2,796

PBHG LARGE CAP GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of June 30, 2004, the Russell 1000(R) Growth Index had market capitalizations between $7 million and $337.7 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $5 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 38.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stock across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*

1996     23.39%
1997     22.21%
1998     30.07%
1999     66.60%
2000     -0.49%
2001    -28.76%
2002    -29.00%
2003     29.99

The Fund's year-to-date return as of 6/30/04 was 4.62%.

BEST QUARTER:              Q4 1999          59.49%

WORST QUARTER:             Q4 2000         -22.81%

* The inception date of the PBHG Large Cap Growth Fund - Class A shares was July, 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                 Since
                                          Past               Past              Inception
                                         1 Year             5 Years             (4/5/95)
Large Cap Growth Fund -- Class A*
         Returns Before Taxes              22.49%             0.54%             12.02%
         After Taxes on Distributions      22.49%            -0.81%             10.80%
         After Taxes on Distributions and
         Sale of Fund Shares***            14.62%             0.19%             10.36%


Large Cap Growth Fund -- Class C**
         Returns Before Taxes              28.02%             0.98%             11.94%

Russell 1000(R) Growth Index****
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                29.75%            -5.11%              9.12%



S&P 500 Index****
         (Reflects No Deduction for Fees,
         Expenses or Taxes)                28.69%             -0.57%            11.39%

*The inception date of the PBHG Large Cap Growth Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 4.16%. The cumulative total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 4.16% and 2.70%, respectively.

**The inception date of the PBHG Large Cap Growth Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C before taxes from its inception date to December 31, 2003 was 9.14%.

***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distribution, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

****The since inception returns for the Russell 1000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE

                                                   CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                          5.75%                  Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                              2.00%(2)                    2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                      0.75%                       0.75%
Distribution (12b-1) Fees                        Not Applicable                  0.75%
Other Expenses
   Service Fees                                      0.25%                       0.25%
   Other Operating Expenses                          0.59%(3)                    0.59%(4)
   Total Other Expenses                              0.84%                       0.84%
Total Annual Operating Expenses                      1.59%(3)                    2.34%(4)

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.58% and 1.58%, respectively.

         (4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.58% and 2.33%, respectively.
EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $727      $885       $1,048     $1,217      $1,391
Class C      $340      $481         $730       $987      $1,250

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,571    $1,757     $1,950     $2,149      $2,356
Class C      $1,521    $1,798     $2,083     $2,376      $2,676


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

             1 Year    2 Years    3 Years    4 Years    5 Years
Class C       $237      $481       $730       $987       $1,250

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,521    $1,798     $2,083     $2,376      $2,676

PBHG SELECT GROWTH FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. Generally speaking, the Fund may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 38.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*

1996      27.58%
1997       6.42%
1998      18.51%
1999     159.64%
2000     -24.94%
2001     -41.10%
2002     -34.14%
2003      29.92%

The Fund's year-to-date return as of 6/30/04 was 1.38%.

BEST QUARTER:              Q4 1999          130.25%

WORST QUARTER:             Q4 2000          -43.22%

* The inception date of the PBHG Select Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.
                                       25

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                 Since
                                            Past               Past              Inception
                                           1 Year             5 Years           (4/5/95)
Select Growth Fund -- Class A*/**
         Returns Before Taxes               22.43%             -1.53%            10.30%
         After Taxes on Distributions       22.43%             -2.44%             9.55%
         After Taxes on Distributions and
         Sales of Fund Shares****           14.58%             -1.26%             9.07%


Select Growth Fund - Class C*/***
         Returns Before Taxes               27.95%             -1.11%            10.22%

Russell 3000 Growth Index*****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)           30.97%             -4.69%             8.76%


S&P 500 Index*****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)           28.69%             -0.57%            11.39%

*Prior to April 1, 2003 the PBHG Select Growth Fund was named the PBHG Select Equity Fund.

**The inception date of the PBHG Select Growth Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 1.65%. The cumulative total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 1.65% and 1.07%, respectively.


*** The inception date of the PBHG Select Growth Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception as based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C before taxes from its inception date to December 31, 2003 was 6.67%.

****When the return after taxes on distribution and sale of Fund shares is higher than the return after taxes on distribution, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

*****The since inception returns for the Russell 3000(R) Growth Index and the S&P 500 Index were calculated from March 31, 1995.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE

                                               CLASS A                    CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                      5.75%                Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)         Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                          2.00%(2)                   2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                  0.85%                      0.85%
Distribution (12b-1) Fees                    Not Applicable                 0.75%
Other Expenses
         Service Fees                            0.25%                      0.25%
         Other Operating Expenses                0.67%(3)                   0.67%(4)
         Total Other Expenses                    0.92%                      0.92%
Total Annual Operating Expenses                  1.77%(3)                   2.52%(4)

         (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

         (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

         (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.66% and 1.76%, respectively.

         (4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.66% and 2.51%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $745      $920       $1,100     $1,287     $1,479
Class C      $358      $517         $785     $1,059     $1,340

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,678    $1,883     $2,095     $2,313      $2,539
Class C      $1,629    $1,924     $2,227     $2,538      $2,856

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $255      $517       $785       $1,059      $1,340

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,629    $1,924     $2,227     $2,538      $2,856

PBHG STRATEGIC SMALL COMPANY FUND

GOAL

The Fund seeks to provide investors with growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential or have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios. Pilgrim Baxter may from time to time strategically adjust the mix of equity securities in the Fund accentuating those securities exhibiting strong business momentum and growth characteristics or those exhibiting more attractive relative valuation, depending upon economic and market conditions. The size of companies in the Russell 2000(R) Index will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and valuation in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deterioration in business momentum or a failure to achieve expected earnings or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full potential worth or realize their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 38.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*


1997    24.44%
1998     1,84%
1999    51.31%
2000    11.64%
2001   -10.22%
2002   -33.35%
2003    47.07%

The Fund's year-to-date return as of 6/30/04 was 1.04%.

BEST QUARTER:              Q4 1999          36.03%

WORST QUARTER:             Q3 1998         -23.55%



* The inception date of the PBHG Strategic Small Company Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                               Since
                                               Past           Past           Inception
                                              1 Year         5 Years         (12/31/96)
Strategic Small Company Fund - Class A*
         Returns Before Taxes                  38.62%          6.97%            8.55%
         After Taxes on Distributions          38.62%          5.56%            6.84%
         After Taxes on Distributions and
         Sale of Fund Shares                   25.10%          5.37%            6.50%


Strategic Small Company Fund - Class C**
         Returns Before Taxes                  44.67%          7.37%            8.59%

Russell 2000 Index
         (Reflects No Deduction for
         Fees, Expenses or Taxes)              47.25%          7.13%            7.72%


*The inception date of the PBHG Strategic Small Company Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 8.20%. The cumulative total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 8.20% and 5.33%, respectively.


** The inception date of the PBHG Strategic Small Company Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C before taxes from its inception date to December 31, 2003 was 13.42%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE

                                               CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                      5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)         Not Applicable(1)                1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                          2.00%(2)                     2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                  1.00%                        1.00%
Distribution (12b-1) Fees                    Not Applicable                   0.75%
Other Expenses
         Service Fees                            0.25%                        0.25%
         Other Operating Expenses                0.62%(3)                     0.62%(4)
         Total Other Expenses                    0.87%                        0.87%
Total Annual Operating Expenses                  1.87%(3)                     2.62%(4)
Fee Waiver and/or Expense Reimbursement          0.12%                        0.12%
Net Expenses                                     1.75%*                       2.50%*

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.61% and 1.86%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.61% and 2.61%, respectively.

* This is the actual total fund operating expense you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% of Class A shares and 2.50% of Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% of Class A shares and 2.50% of Class C shares, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Strategic Small Company Fund was $43,417 and $76,813, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $743      $927       $1,118     $1,315      $1,517
Class C      $356      $525         $803     $1,088      $1,380

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,726    $1,942     $2,164     $2,394      $2,630
Class C      $1,678    $1,984     $2,297     $2,617      $2,945


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $253      $525       $803       $1,088      $1,380

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,678    $1,984     $2,297     $2,617      $2,945

PBHG FOCUSED FUND

GOAL

The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 80% of its total assets in equity securities, such as common stocks of small, medium or large capitalization companies. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies. The equity securities in the Fund may never reach what Pilgrim Baxter believes are their full worth or long-term growth prospects and may go down in price.

In addition, the Fund may emphasize small, medium or large sized companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 38.

PERFORMANCE INFORMATION

The bar chart below and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 3000(R) Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*

2000    24.39%
2001     3.03%
2002   -28.81%
2003    32.98%

The Fund's year-to-date return as of 6/30/04 was 0.00%.

BEST QUARTER:              Q1 2000          29.49%

WORST QUARTER:             Q3 2002         -18.80%

* The inception date of the PBHG Focused Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                   Since
                                                      Past        Inception
                                                     1 Year       (2/12/99)

Focused Fund - Class A*/**
         Returns Before Taxes                        25.31%        11.33%
         After Taxes on Distributions                25.31%        10.45%
         After Taxes on Distributions and
            Sale of Fund Shares                      16.45%         9.29%

Focused Fund - Class C*/***
         Returns Before Taxes                        31.00%        11.86%

Russell 3000(R) Index****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                    31.06%        -0.30%


S&P 500 Index****
         (Reflects No Deduction for
         Fees, Expenses or Taxes)                    28.69%        -1.40%


*Prior to April 1, 2003 the PBHG Focused Fund was named the PBHG Focused Value Fund.

**The inception date of the PBHG Focused Fund - Class C shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 8.22%. The cumulative total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 8.22% and 5.34%, respectively.

***The inception date of the PBHG Focused Fund - Class A shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the high Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C berfore taxes from its inception date to December 31, 2003 was 13.60%.

****The since inception returns for the Russell 3000(R) Index and the S&P 500 Index were calculated as of January 31, 1999.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE

                                                    CLASS A                  CLASS C

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                           5.75%               Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                               2.00%(2)                 2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                       0.85%                    0.85%
Distribution (12b-1) Fees                        Not Applicable                0.75%
Other Expenses
         Service Fees                                 0.25%                    0.25%
         Other Operating Expenses                     0.75%(3)                 0.75%(4)
         Total Other Expenses                         1.00%                    1.00%
Total Annual Operating Expenses                       1.85%(3)                 2.60%(4)
Fee Waiver and/or Expense Reimbursement               0.10%                    0.10%
Net Expenses                                          1.75%*                   2.50%*

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.74% and 1.84%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.74% and 2.59%, respectively.

* This is the actual total fund operating expense you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Focused Fund was $9,980 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $743      $925       $1,114     $1,309      $1,509
Class C      $356      $523       $799       $1,082      $1,371

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,716    $1,930     $2,150     $2,377      $2,612
Class C      $1,668    $1,972     $2,283     $2,601      $2,927

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $253      $523       $799      $1,082       $1,371

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,668    $1,972     $2,283     $2,601      $2,927

PBHG LARGE CAP FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 30, 2004, the S&P 500 Index had market capitalizations between $887 million and $337.7 billion. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter expects to focus primarily on those equity securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the equity securities in the Fund may never reach what Pilgrim Baxter believes are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with investing because large company securities tend to be less volatile than smaller company securities. In addition, the equity securities in the may not realize what Pilgrim Baxter believed were their long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 38.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*

1997     25.10%
1998     33.89%
1999     10.22%
2000     23.38%
2001     -2.02%
2002    -24.92%
2003     18.61%

The Fund's year-to-date return as of 6/30/04 was 1.92%.

BEST QUARTER:              Q4 1998   28.01%

WORST QUARTER:             Q3 2002  -21.39%



* The inception date of PBHG Large Cap fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The table below provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                              Since
                                            Past               Past         Inception
                                           1 Year             5 Years       (12/31/96)
Large Cap Fund - Class A*/**
         Returns Before Taxes              11.80%             2.25%              9.37%
         After Taxes on Distributions      11.60%            -0.22%              6.36%
         After Taxes on Distributions and
            Sale of Fund Shares****         7.93%             0.41%              6.26%


Large Cap Fund - Class C*/***
         Returns Before Taxes              16.69%             2.68%              9.47%

S&P 500 Index
          (Reflects No Deduction for
           Fees, Expenses or Taxes)        28.69%            -0.57%              7.57%

*Prior to April 1, 2003 the Large Cap Fund was named the Large Cap Value Fund.

**The inception date of the PBHG Large Cap Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 2.96%. The cumulative total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 2.77% and 2.16%, respectively.

***The inception date of the PBHG Large Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C before taxes from its inception date to December 31, 2003 was 8.03%.

****When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE

                                                 CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                       5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
REDEEMED OR EXCHANGED)                            2.00%(2)                     2.00%(2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                   0.65%                        0.65%
Distribution (12b-1) Fees                       Not Applicable                 0.75%
Other Expenses
         Service Fees                             0.25%                        0.25%
         Other Operating Expenses                 0.56%(3)                     0.56%(4)
         Total Other Expenses                     0.81%                        0.81%
Total Annual Operating Expenses                   1.46%(3)*                    2.21%(4)*

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of this purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.55% and 1.45%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.55% and 2.20%, respectively.

* These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Large Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $715      $860       $1,010     $1,166      $1,327
Class C      $327      $454       $691       $935        $1,185

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,493    $1,666     $1,844     $2,029      $2,221
Class C      $1,442    $1,706     $1,978     $2,257      $2,544

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $224      $454       $691       $935        $1,185

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,442    $1,706     $1,978     $2,257      $2,544

PBHG MID-CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 30, 2004, the S&P MidCap 400 Index had market capitalizations between $7 million and $8.5 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the securities in the Fund may never reach what Pilgrim Baxter believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 38.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*

1998     26.57%
1999     21.33%
2000     25.70%
2001      7.40%
2002    -20.14%
2003     34.03%

The Fund's year-to-date return as of 6/30/04 was 3.97%.

BEST QUARTER:              Q4 1998          29.96%

WORST QUARTER:             Q3 2001         -18.56%


* The inception date of PBHG Mid-Cap Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                                               Since
                                             Past              Past           Inception
                                            1 Year            5 Years         (4/30/97)

Mid-Cap Fund - Class A*/**
         Returns Before Taxes               26.29%            10.57%          17.47%
         After Taxes on Distributions       26.29%             6.88%          13.56%
         After Taxes on Distributions and
         Sale of Fund Shares                17.09%             6.57%          12.67%

Mid-Cap Fund - Class C*/***
         Returns Before Taxes               32.09%            11.06%          17.63%

S&P MidCap 400 Index
          (Reflects No Deduction for        35.62%             9.21%          14.18%
          Fees, Expenses or Taxes)

*Prior to April 1, 2003 the PBHG Mid-Cap Fund was named the PBHG Mid-Cap Value Fund.

**The inception date of the PBHG Mid-Cap Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 10.79%. The cumulative total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 10.79% and 7.01%, respectively.

*** The inception date of the PBHG Mid-Cap Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C before taxes from its inception date to December 31, 2003 was 16.27%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE

                                               CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                     5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)          Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT                      2.00%(2)                     2.00%(2)
REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                 0.85%                        0.85%
Distribution (12b-1) Fees                     Not Applicable                 0.75%
Other Expenses
         Service Fees                           0.25%                        0.25%
         Other Operating Expenses               0.53%(3)                     0.53%(4)
         Total Other Expenses                   0.78%                        0.78%
Total Annual Operating Expenses                 1.63%(3)*                    2.38%(4)*

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 45. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.52% and 1.62%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 45. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.52% and 2.37%, respectively.

* These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Mid-Cap Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $731      $893       $1,060     $1,232      $1,411
Class C      $344      $489       $742       $1,003      $1,270

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,595    $1,785     $1,982     $2,186      $2,397
Class C      $1,545    $1,826     $2,115     $2,412      $2,716

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $241      $489       $742       $1,003      $1,270

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,545    $1,826     $2,115     $2,412      $2,716

PBHG SMALL CAP FUND

GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of June 30, 2004, the Russell 2000(R) Index had market capitalizations between $66 million and $1.9 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The equity securities in the Fund are primarily common stocks that Pilgrim Baxter believes have sustainable long-term growth prospects but are currently trading at modest relative valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter uses its own fundamental research, computer models and proprietary valuation models in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it shows deteriorating fundamentals or to invest in a company with more attractive long-term growth potential. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the average company in the Russell 2000(R) Index.

MAIN INVESTMENT RISKS
The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes equity securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the securities in the Fund may never reach what Pilgrim Baxter believes are their full worth or long-term growth prospects and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 38.



PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*

1998            0.89%
1999           18.33%
2000           32.49%
2001            4.64%
2002          -32.15%
2003           38.50%

The Fund's year-to-date return as of 6/30/04 was 2.67%.

BEST QUARTER:              Q4 2001          25.60%

WORST QUARTER:             Q3 2002         -22.06%



* The inception date of the PBHG Small Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                 Since
                                          Past               Past              Inception
                                          1 Year             5 Years           (4/30/97)
Small Cap Fund - Class A*/**
         Returns Before Taxes             30.56%             7.76%             11.99%
         After Taxes on Distributions     30.56%             7.40%             10.93%
         After Taxes on Distributions and
         Sale of Fund Shares              19.87%             6.50%              9.83%


Small Cap Fund - Class C*/***
         Returns Before Taxes             36.52%             8.23%             12.15%

Russell 2000(R) Index
          (Reflects No Deduction for      47.25%             7.13%              8.94%
          Fees, Expenses or Taxes)

*Prior to April 1, 2003 the PBHG Small Cap Fund was named the PBHG Small Cap Value Fund.

**The inception date of the PBHG Small Cap Fund - Class A shares was September 30, 2003. The returns shown for Class A shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 9.32%. The cumulative total returns of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 9.32% and 6.05%, respectively.

*** The inception date of the PBHG Small Cap Fund - Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C before taxes from its inception date to December 31, 2003 was 14.77%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE

                                                 CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                       5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT                        2.00%(2)                     2.00%(2)
 REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                   1.00%                        1.00%
Distribution (12b-1) Fees                    Not Applicable                    0.75%
Other Expenses
         Service Fees                             0.25%                        0.25%
         Other Operating Expenses                 0.58%(3)                     0.58%(4)
         Total Other Expenses                     0.83%                        0.83%
Total Annual Operating Expenses                   1.83%(3)                     2.58%(4)
Fee Waiver and/or Expense Reimbursement           0.08%                        0.08%
Net Expenses                                      1.75%*                       2.50%*

     (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

     (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.


     (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.57% and 1.82%, respectively.

     (4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.57% and 2.57%, respectively.

* This is the actual total fund operating expense you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Small Cap Fund was $138,508 and $55,608, expiring in March 2005 and March 2006, respectively. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $743      $924       $1,110     $1,303      $1,501
Class C      $356      $521       $795       $1,076      $1,363

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,706    $1,918     $2,136     $2,361      $2,593
Class C      $1,658    $1,959     $2,268     $2,585      $2,909


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $253      $521       $795       $1,076      $1,363

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,658    $1,959     $2,268     $2,585      $2,909

PBHG TECHNOLOGY & COMMUNICATIONS FUND

GOAL

The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the group of industries within that sector. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of valuation, growth and business momentum in managing this Fund. Generally speaking, the Fund may sell a security for a variety of reasons, such as when it shows a deterioration in its business fundamentals or a deterioration in business momentum or a failure to achieve expected earnings or to invest in a company with more attractive growth prospects.

MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the group of industries within the technology and communications sector of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 38.

PERFORMANCE INFORMATION

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Pacific Stock Exchange Technology Index(R). The Pacific Stock Exchange Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*

1996       53.91%
1997        2.87%
1998       25.46%
1999      242.25%
2000      -44.00%
2001      -52.59%
2002      -54.58%
2003       44.46%

The Fund's year-to-date return as of 6/30/04 was 1.20%.

BEST QUARTER:              Q4 1999          111.22%

WORST QUARTER:             Q4 2000          -51.02%


* The inception date of the PBHG Technology & Communications Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                Since
                                               Past             Past           Inception
                                              1 Year           5 Years         (9/29/95)
Technology and Communications Fund - Class A*
         Returns Before Taxes                   36.19%          -10.88%          3.18%
         After Taxes on Distributions           36.19%          -12.10%          1.95%
         After Taxes on Distributions and
         Sale of Fund Shares***                 23.52%           -8.59%          2.79%

Technology and Communications Fund - Class C**
         Returns Before Taxes                   42.38%          -10.50%          3.14%

PSE Technology Index(R)****
          (Reflects No Deduction for            52.62%            9.44%         16.41%
          Fees, Expenses or Taxes)

*The inception date of the PBHG Technology and Communication Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 5.06%. The cumulative total return of Class A after taxes on distributions and taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 5.06% and 3.29%, respectively.

** The inception date of the PBHG Technology and Communication Fund - Class C shares was September 30, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of the Class C before taxes from its inception date to December 31, 2003 was 10.25%.

***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

****The since inception return for the PSE Technology Index(R) was calculated as of September 30, 1995.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE

                                                 CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                       5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)            Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(as a percentage of AMOUNT                        2.00%(2)                     2.00%(2)
 REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                   0.85%                        0.85%
Distribution (12b-1) Fees                       Not Applicable                 0.75%
Other Expenses
         Service Fees                             0.25%                        0.25%
         Other Operating Expenses                 0.77%(3)                     0.77%(4)
         Total Other Expenses                     1.02%                        1.02%
Total Annual Operating Expenses                   1.87%(3)                     2.62%(4)

      (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

     (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.76% and 1.86%, respectively.

     (4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.76% and 2.61%, respectively.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $754      $939       $1,129     $1,325      $1,528
Class C      $367      $537       $814       $1,099      $1,390

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,737    $1,952    $2,174     $2,403       $2,639
Class C      $1,688    $1,994    $2,306     $2,626       $2,954


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $265      $537       $814       $1,099      $1,390

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,688    $1,994     $2,306     $2,626      $2,954

PBHG IRA CAPITAL PRESERVATION FUND

GOAL

The Fund seeks to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable net asset value per share (NAV).

MAIN INVESTMENT STRATEGIES

The Fund is designed to produce current income, while seeking to maintain an NAV that is considerably more stable than a typical high-quality fixed-income fund. Like other high-quality fixed-income funds, the Fund invests primarily in debt securities that a nationally recognized statistical rating agency (rating agency), such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top rating category at the time of purchase. The Fund may also invest in:

         o Liquid short-term investments, such as money market instruments, that a rating agency has rated in one of its top two short-term rating categories at the time of purchase; and

         o Commingled pools of debt securities having similar characteristics to the Fund, or other debt securities.

Unlike other funds, the Fund seeks to stabilize its NAV by purchasing wrapper agreements from financial institutions, such as insurance companies and banks (wrap providers) that a rating agency has rated in one of its top two rating categories at the time of purchase. The Fund expects to purchase enough wrapper agreements to cover all of its debt securities, but not its cash, cash equivalents or other liquid short-term investments. A wrapper agreement is a mechanism offered by banks and insurance companies that assists the Fund in seeking to protect principal. Wrapper agreements obligate wrap providers or the Fund to make payments to each other to offset changes in the market value of certain of the Fund's assets. These payments are generally designed to enable the Fund to pay redeeming shareholders an amount equal to the purchase price of the Fund's assets plus accrued income. For example, if a shareholder redemption requires the Fund to sell a security for less than its purchase price plus accrued income, the wrapper agreement generally would obligate the wrap provider to pay the Fund the difference, and vice versa.

MAIN INVESTMENT RISKS

While the Fund attempts to provide a stable NAV through the use of wrapper agreements, the value of your investment in the Fund may go down, which means you could lose money.

The Fund may not be able to maintain a stable net asset value per share if any governmental or self-regulatory authority determines that it is not appropriate to continue to value wrapper agreements as the difference between the market value of the Fund's covered assets and their book value. The Securities and Exchange Commission has inquired into the valuation methodology utilized for the wrapper agreements by the Fund and other registered stable value funds in the industry. As of the date of this prospectus, the Securities and Exchange Commission has rendered no definitive conclusions regarding the valuation of the wrapper agreements. Therefore, wrapper agreements held by the Fund continue to be valued under the valuation procedures approved by the Board of Trustees. If, however, the Securities and Exchange Commission determines that the valuation methodology currently utilized by registered stable value funds, including the Fund, is no longer an acceptable practice, the methodology for fair valuing wrapper agreements would change and thus, the fair value of the wrapper agreements would be different. As a result, there would likely be an increase or decrease in the Fund's net asset value per share, which could fluctuate daily. If such a determination is made by the Securities and Exchange Commission or another appropriate authority, the Fund's Board of Trustees would review the Fund's valuation methodologies, investment objective, policies and procedures to determine what changes are necessary or appropriate.

The Fund cannot guarantee that the combination of securities and wrapper agreements will provide a constant NAV or current income. By purchasing wrapper agreements, the Fund also trades some of the potential for capital appreciation and the ability to maximize its yield for protection from a decline in the value of its holdings caused by changes in interest rates.

The Fund may have to maintain a specified percentage of its total assets in short-term investments to cover redemptions and Fund expenses. This may result in a lower return for the Fund than if it had invested in longer-term debt securities.

The Fund is not a money market fund and it presents risks not present in money market funds. The net asset value of the Fund is not fixed at $1.00 per share like a money market fund, although the wrapper agreements that the Fund purchases are likely to cause the net asset value of the Fund to be considerably more stable than a typical high-quality fixed-income fund. A money market fund will generally have a shorter average maturity than the Fund and its yield will tend to more closely track the direction of current market rates than the yield of the Fund.

If the Fund's attempts to stabilize its NAV through the use of wrapper agreements fail, the value of its investments could fall because of changes in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities), and the Fund's share price, to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Because there is no active trading market for wrapper agreements, the Fund's investments in wrapper agreements are considered illiquid. In an effort to minimize this risk, the Fund limits its investments in illiquid securities, including wrapper agreements, to 15% of net assets.

Wrap providers do not typically assume the credit risk associated with the issuer of any covered assets. Therefore, if an issuer of a security defaults on payments of principal or interest or has its credit rating downgraded, the Fund may have to sell covered assets quickly and at prices that may not fully reflect their current carrying value. Downgrades below investment grade and defaults by the issuer of covered assets usually will cause the wrap provider to remove such assets from the coverage of a wrapper agreement. As a result, NAV could decline.

Similarly, a downgrade in the credit rating of a wrapper provider may require the Fund to replace the wrapper provider, although there is no guarantee that a replacement will be available. Such a downgrade may cause a decline in NAV, including a decline resulting from the application of the Fund's fair value procedures.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions. The sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 38.

PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the IRA Capital Preservation Portfolio, a series of UAM Funds Trust. On January 11, 2002, the Fund acquired the assets of the IRA Capital Preservation Portfolio. The IRA Capital Preservation Portfolio was managed by Dwight Asset Management Company, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the IRA Capital Preservation Portfolio.

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Ryan 5-Year GIC Master Index, an unmanaged index of GIC contracts held for five years with an arithmetic mean of market rates of $1 million. The Ryan Index is representative of the returns' stability provided by the Fund's wrapper agreements. Performance is also shown for the Lipper Money Market Funds Average which represents the average performance of all mutual funds classified by Lipper, Inc. in the money market category. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*

2000      6.67%
2001      5.75%
2002      4.23%
2003      3.32%

The Fund's year-to-date return as of 6/30/04 was 1.40%.

BEST QUARTER:              Q3 2000          1.73%

WORST QUARTER:             Q4 2003          0.75%

* The returns shown are based on the restated historical performance of the Fund's predecessor (whose inception date was August 31, 1999) and the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
                                                                     Since
                                                    Past          Inception
                                                   1 Year         (8/31/99)
IRA Capital Preservation Fund - Class A*
         Returns Before Taxes                        1.29%         4.64%
         After Taxes on Distributions                0.14%         2.61%
         After Taxes on Distributions and
         Sale of Fund Shares***                      0.83%         2.68%

IRA Capital Preservation Fund - Class C**
         Returns Before Taxes                        1.65%         4.36%

Ryan 5-Year GIC Master Index --
          (Reflects No Deduction for                 5.77%         6.32%
          Fees, Expenses or Taxes)

Lipper Money Market Funds Average
          (Reflects No Deduction for                 0.44%         2.80%
          Fees, Expenses or Taxes)

*The inception date of the IRA Capital Preservation Fund - Class A shares was July 31, 2003. The returns shown are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares.

** The inception date of the IRA Capital Preservation Fund - Class C shares was July 31, 2003. The returns shown are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares.

***When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.


The Fund may charge a redemption/exchange fee that would be paid directly from your investment. Shareholders pay this redemption/exchange fee when they redeem or exchange shares held for less than twelve months. For more information, see "Redemption/Exchange Fee for IRA Capital Preservation Fund" in the section on "Selling Shares."

FEES AND EXPENSES TABLE

                                                      CLASS A                  CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                             2.00%              Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)               Not Applicable(1)             1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED OR EXCHANGED)       2.00%(2)                 1.00%(3)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                         0.60%                    0.60%
Distribution (12b-1) Fees                          Not Applicable                0.75%
Other Expenses
         Service Fees                                   0.25%                    0.25%
         Other Operating Expenses                       0.67%(4)                 0.67%(5)
         Total Other Expenses                           0.92%                    0.92%
Total Annual Operating Expenses                         1.52%(4)                 2.27%(5)
Fee Waiver and/or Expense Reimbursement                 0.02%                    0.02%
Net Expenses                                            1.50%*                   2.25%*

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee that all such shares redeemed within twelve months of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. The Fund charges the redemption/exchange fee to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund also charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, and to comply with the requirements of wrapper agreements. The Fund is not able to make exceptions to the redemption fee (even where redemptions result from required minimum distributions or the death of a shareholder).The redemption/exchange fee for The Class A shares is 2.00%, except for certain purchases of $1 million or more Class A shares that are subject to CDSC. On purchases of $1 million or more Class A shares that are subject to a CDSC, you may pay a 1% redemption fee if you redeem these shares within 12 months from the date of purchase.

(3) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee all such shares redeemed within twelve months of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders. The Fund charges the redemption/exchange fee to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund also charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, and to comply with the requirements of wrapper agreements. The Fund is not able to make exceptions to the redemption fee (even where redemptions result from required minimum distributions or the death of a shareholder). The redemption/exchange fee for The Class C shares is 1.00%, except for certain redemption Class C shares not subject to CDSC. If you redeem Class C shares within 12 months from the date of purchase and such shares are not subject to a CDSC, you will pay a 2% redemption fee. The Fund's Statement of Additional Information describes when the CDSC on Class C shares may be waived.

(4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.60% and 1.51%, respectively.

(5) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 49. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.66% and 2.26%, respectively.

* Pilgrim Baxter has voluntarily agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.25% of Class A shares and 1.75% of Class C shares. Absent this voluntary fee waiver, these are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50% of Class A shares and 2.00% of Class C shares. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.50% of Class A shares and 2.00% of Class C shares, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the IRA Capital Preservation Fund was $1,711,026 and $3,882,707, expiring in March 2005 and March 2006, respectively. The Board made no such reimbursement election during the fiscal year ended March 31, 2004.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $350      $506        $669      $837        $1,011
Class C      $331      $465        $707      $957        $1,213

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,190    $1,376     $1,569     $1,768      $1,975
Class C      $1,477    $1,747     $2,025     $2,310      $2,604
YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $228      $465       $707       $957        $1,213

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,477    $1,747     $2,025     $2,310      $2,604

MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Emerging Growth, Growth, Large Cap 20, Large Cap Growth, Select Growth, Strategic Small Company and Technology & Communications Funds

Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on business momentum, as demonstrated by such things as earnings or revenue and sales growth.

Pilgrim Baxter begins its investment process by creating a universe of companies exhibiting strong growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using proprietary software and research models that incorporate attributes of successful growth like positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's business momentum, earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process, it is able to construct a portfolio of investments with strong, sustainable growth characteristics.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, Pilgrim Baxter may sell a security when there is a deterioration in its business fundamentals, such as a deceleration in business momentum or a failure to achieve expected earnings.

Focused, Large Cap, Mid-Cap, Small Cap, and Strategic Small Company Funds

Pilgrim Baxter's blend investment process is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the Focused, Large Cap, Mid-Cap and Small Cap Funds and the blend portion of the Strategic Small Company Fund, Pilgrim Baxter first creates a universe of more than 8,000 companies whose current share price seems lower than their current or future worth. Pilgrim Baxter considers factors like a company's earnings power vs. its current stock price, its dividend income potential, its price-to-earnings ratio vs. similar companies, its competitive advantages, like brand or trade name or market niche, its management team and its current and future business prospects. Lastly, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Pilgrim Baxter's growth expectations.

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


All Funds

Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Each of the Emerging Growth, Large Cap 20, Large Cap Growth, Select Growth, Strategic Small Company, Focused, Large Cap, Mid-Cap, Small Cap, and Technology & Communications Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

RISKS AND RETURNS

EQUITY SECURITIES

Shares representing ownership or the right to ownership in a corporation. Each Fund may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS

Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS

Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN

Pilgrim Baxter focuses its active management on securities selection, the area it believes its respective investment methodologies can most enhance a Fund's performance.

Pilgrim Baxter maintains a long-term investment approach and focus on securities it believes can appreciate over an extended time frame, regardless of interim fluctuations.

Under normal circumstances, each Fund intends to remain fully invested, with at least 65% (or in most cases, 80%) of its assets in securities.

GROWTH SECURITIES

Equity securities that Pilgrim Baxter believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS

See Equity Securities.

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

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

In managing a Fund, Pilgrim Baxter uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Pilgrim Baxter's investment process is extremely focused on companies which exhibit positive business momentum.

Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

VALUE SECURITIES

Equity securities that Pilgrim Baxter believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS

See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

The Funds generally do not focus specifically on Value Securities.

FOREIGN EQUITY SECURITIES

Securities of foreign issuers, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISK AND RETURN

Each Fund limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits).

MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS

Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks.

POLICIES TO BALANCE RISK AND RETURN

The Funds only invest in money market instruments for temporary defensive or cash management purposes.

SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

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


POLICIES TO BALANCE RISK AND RETURN

See Equity Securities/Growth Securities/Value Securities.

Pilgrim Baxter focuses on small and medium sized companies with strong balance sheets that it expects will exceed consensus earnings expectations.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS

Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN

Although the Technology & Communications Fund will invest 25% or more of its total assets in one or more of the industries within the technology and communications sector, the Fund seeks to strike a balance among the industries in which it invests in an effort to lessen the impact of negative developments in the technology and communications sector. None of the other Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

OVER-THE-COUNTER ("OTC") SECURITIES

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS

OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS

Increases the number of potential investments for a Fund.

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

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN

Pilgrim Baxter uses a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

ILLIQUID SECURITIES

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS

A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN

Each Fund may not invest more than 15% of its net assets in illiquid securities.

DERIVATIVES

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS

The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS

Derivatives may be used for a variety of purposes, including:

o        To reduce transaction costs;

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

o        To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o        To enhance returns; and

o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN

Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

STRIPPED MORTGAGE-BACKED SECURITIES
Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).

POTENTIAL RISKS
The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. IO prices move in the opposite direction from interest rates and will therefore fall as interest rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS
Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN
Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities (10% for Cash Reserves Fund), including stripped mortgage-backed securities that are deemed to be illiquid.

WRAPPERS

A wrapper agreement obligates the wrap provider and IRA Capital Preservation Fund to make certain payments to each other in exchange for an annual premium paid by the IRA Capital Preservation Fund. Payments made under the wrapper agreement are generally designed so that when the Fund liquidates assets covered by the wrapper agreement ("covered assets") in order to pay for shareholder redemptions, the Fund is entitled to receive the purchase price plus the accrued income of the liquidated covered assets, rather than the market value of the covered assets. The terms of the wrapper agreements vary concerning when payments must actually be made between the Fund and the wrap provider. Wrapper agreements typically provide for settlement when the wrapper agreement terminates or the Fund sells all of the covered assets.

POTENTIAL RISKS

Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a security for more than its purchase price plus accrued income, the Fund will be obligated to pay the wrap provider the difference.

The costs the Fund incurs when buying wrapper agreements will reduce its return and as a result it may not perform as well as other high-quality fixed-income funds of comparable duration.

The Fund might not be able to replace existing wrapper agreements with other suitable wrapper agreements if (1) they mature or terminate or (2) the wrap provider defaults or has its credit rating lowered. The Fund may be unable to obtain suitable wrapper agreements or may elect not to cover some or all of its assets with wrapper agreements. This could occur if wrapper agreements are not available or if the adviser believes that the terms of available wrapper agreements are unfavorable. Under these circumstances, the Fund may not be able to maintain a stable NAV.

The wrappers employed by the IRA Capital Preservation Fund will not cover the Fund's money market instruments, and therefore will not protect the stability of the Fund's NAV from price fluctuations in money market instruments.

POTENTIAL RETURNS

Under a typical wrapper agreement, if a shareholder redemption requires the Fund to sell a covered asset for less than its purchase price plus accrued income, the wrap provider will be obligated to pay the Fund the difference.

POLICIES TO BALANCE RISK AND RETURN

Normally, the Fund expects the sum of the total value of its wrapper agreements plus the total market value of all of its covered assets to equal the purchase price plus accrued income of its covered assets, resulting in a stable NAV.

REIT SECURITIES

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS

The real estate industry is particularly sensitive to:

o        Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o        Increases in property taxes;

o        Casualty and condemnation losses; and

o        Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS

Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN

Pilgrim Baxter considers companies that it expects will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

FIXED INCOME SECURITIES

Fixed Income securities includes U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS

Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

POTENTIAL RETURNS

Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.


U.S. GOVERNMENT SECURITIES

U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.

POTENTIAL RISKS

U.S. government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

U.S. GOVERNMENT AGENCY SECURITIES

Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the U.S. government.

POTENTIAL RISKS

U.S. government agency securities are not direct obligations of the U.S. government and certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government. U.S. government agency securities therefore represent a higher risk of default than U.S. government securities.

POTENTIAL RETURNS

U.S. government agency securities may offer higher yields and the potential for higher returns than U.S. government securities.


MORTGAGE-BACKED SECURITIES

Securities that represent pools of mortgages (including CMOs), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

POTENTIAL RISKS

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.


ASSET-BACKED SECURITIES

Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

POTENTIAL RISKS

Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS

Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.


CORPORATE BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS

Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS

Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. government securities and have a lower risk of default than lower-rated corporate bonds.

LOWER-RATED (JUNK) BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS

Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS

Lower-Rated bonds offer higher yields and higher potential gains.


FOREIGN BONDS

Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

POTENTIAL RISKS

In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS

Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

ZERO COUPON AND PAY-IN-KIND SECURITIES

A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS

The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS

Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

THE INVESTMENT ADVISER

THE INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Pilgrim Baxter managed over $7 billion in assets as of June 30, 2004 for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Pilgrim Baxter makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Growth, Large Cap 20, Technology & Communications, Strategic Small Company, Large Cap, Mid-Cap, Small Cap and Focused Funds. The Trust's Board of Trustees supervises Pilgrim Baxter and the sub-advisers and establishes policies that Pilgrim Baxter and the sub-advisers must follow in its day-to-day investment management activities.

On June 21, 2004, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") entered into agreements with the SEC and the New York Attorney General ("NYAG") settling all charges related to "market timing" and "selective disclosure" activity in the PBHG Funds. In the settlements, Pilgrim Baxter, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. In connection with the settlements, on July 9, 2004, Pilgrim Baxter paid $40 million in disgorgement and $50 million in civil penalties. In addition, effective October 1, 2004, Pilgrim Baxter will be required to reduce management fees for all of the Fund's portfolios by at least 3.16%. The management fee reduction will result in an aggregate reduction of approximately $10 million over the next five years. Pilgrim Baxter, and not the Fund or the Fund's shareholders, will bear all the costs of complying with the settlements, including restitution, civil penalties, and associated fees related to these regulatory proceedings. Pilgrim Baxter has also agreed that it and its affiliates shall not directly or indirectly assess any fee or charge to any Fund portfolio or its shareholders to defray, recoup or reimburse any such reduction in management fees or other payments referred to in the preceeding sentence.

The settlements require Pilgrim Baxter to operate in accordance with enhanced corporate governance policies and practices. Further information regarding the specific details set forth in the settlement agreements is set forth under "Settlements and Pending Litigation" in the Fund's statements of additional information.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain PBHG Funds portfolios, Pilgrim Baxter and certain related parties. These lawsuits are primarily based upon the market timing, and selective disclosure allegations in the SEC and the NYAG actions referred to above. These lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits have been filed in Federal and state courts and seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

On February 20, 2004, the Federal Multi-District Litigation Panel (the "Panel") issued an order centralizing hundreds of cases involving allegations of market timing and/or late trading in the mutual fund industry for administration in the District of Maryland. All of the cases brought against Pilgrim Baxter have been designated as "tag-along" cases and have been transferred to the Maryland U.S. District Court.

More detailed information regarding the lawsuits is provided in the Fund's statements of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against PBHG Funds, Pilgrim Baxter and related parties in the future. Information about any similar lawsuits will be provided for in the Fund's prospectuses or statements of additional information.
Any potential resolution of these lawsuits may include, but not be limited to, judgments or settlements for damages against Pilgrim Baxter, the Fund or any named defendant. In the event the Fund incurs any losses, costs or expenses in connection with such lawsuits, the Fund's Board of Trustees may pursue claims on behalf of the affected Fund portfolios against any party that may have liability to the Fund in respect thereof. It is currently too early to predict the result of the lawsuits, however, Pilgrim Baxter does not beleive that these lawsuits will materially affect its ability to carry out its duty as investment adviser to the Funds.

On May 20, 2004, Olga Menyhart, who claims to be a shareholder of the PBHG Growth Fund and PBHG Emerging Growth Fund (the "Portfolios"), filed suit in the United States District Court for the Middle District of Florida against Pilgrim Baxter, PBHG Fund Distributors, the Fund's distributor, and PBHG Fund Services, the Fund's administrator (together, Pilgrim Baxter, PBHG Fund Distributors and PBHG Fund Services are the "Pilgrim Baxter Entities"). The action is a derivative action brought by the plaintiff on behalf of the Portfolios pursuant to Sections 36(b) and 12(b) under the Investment Company Act of 1940, as amended (the "1940 Act"). The complaint alleges the Pilgrim Baxter Entities received fees under the PBHG Funds' investment advisory agreements and the PBHG Funds' 12b-1 Plans in violation of Sections 12(b) and 36(b) under the 1940 Act. The plaintiff is seeking to (i) rescind the PBHG Funds' investment advisory agreements with Pilgrim Baxter and the PBHG Funds' 12b-1 Plans; (ii) to recover either the total fees charged by the Pilgrim Baxter Entities or excess profits received by the Pilgrim Baxter Entities; and/or (iii) recover other excessive compensation received by, or improper payments wrongfully retained by, the Pilgrim Baxter Entities in breach of their fiduciary duties under the 1940 Act.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Emerging Growth Fund                0.85%
Growth Fund                         0.85%
Large Cap 20 Fund                   0.85%
Large Cap Growth Fund               0.75%
Select Growth Fund                  0.85%
Focused Fund                        0.81%*
Large Cap Fund                      0.65%
Mid-Cap Fund                        0.85%
Small Cap Fund                      0.95%*
Strategic Small
Company Fund                        0.91%*
Technology &
Communications Fund                 0.85%

* Reflects a waiver of fees.

THE PORTFOLIO MANAGERS

EMERGING GROWTH FUND
Peter J. Niedland, CFA, has managed the Emerging Growth
Fund since January 1, 2003. Mr. Niedland joined Pilgrim Baxter's Pilgrim Baxter's investment team in 1993. Mr. Niedland also manages the PBHG Small Cap Growth Portfolio of PBHG Insurance Series Fund. Effective May 3, 2004, James M. Smith, CFA, joined Mr. Niedland as co-manager of the Emerging Growth Fund. Mr. Smith joined Pilgrim Baxter in 1993 as a portfolio manager.

GROWTH FUND
Michael S. Sutton, CFA and Peter J. Niedland, CFA have managed the Growth Fund since November 2003. Effective May 3, 2004, James M. Smith joined Mr. Sutton and Mr. Niedland as co-manager of the Growth Fund. Mr. Sutton is Chief Investment Officer of Pilgrim Baxter. Mr. Sutton joined Pilgrim Baxter in October, 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth portfolio manager with Stein, Roe & Farnham. Mr. Niedland's work experience is discussed under the Emerging Growth Fund. Mr. Smith's work experience is discussed under the Emerging Growth Fund.

LARGE CAP GROWTH FUND/LARGE CAP 20 FUND/SELECT GROWTH FUND
Michael S. Sutton, CFA, has managed the Large Cap Growth and Large Cap 20 Funds since November, 1999. He has managed the Select Growth Fund since April, 2000. Effective as of October, 2001, Gregory P. Chodaczek joined Mr. Sutton as co-manager of Select Growth Fund. Effective May 3, 2004, Mr. Chodaczek joined Mr. Sutton as co-manager of Large Cap Growth and Large Cap 20 Funds. Mr. Sutton's work experience is discussed under the Growth Fund. Mr. Chodaczek joined Pilgrim Baxter in 1998 as a research analyst for Pilgrim Baxter's growth equity investment team, focusing on the research of large cap growth equities. Prior to joining Pilgrim Baxter, Mr. Chodaczek was a Senior Financial Analyst for Scientific Atlanta, Inc. in Atlanta, Georgia.

SMALL CAP FUND/ MID-CAP FUND/ FOCUSED FUND
Jerome J. Heppelmann, CFA, has managed the Small Cap, Mid-Cap, and Focused Funds since June, 1999. Effective May 3, 2004, James B. Bell, III, CFA, joined Mr. Heppelmann as co-manager of the Small Cap, Mid-Cap and Focused Funds. Mr. Heppelmann joined Pilgrim Baxter in 1994 as a Vice President of Marketing/ Client Service and since 1997 has been a member of Pilgrim Baxter's investment team. Prior to joining Pilgrim Baxter, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments. Mr. Bell joined Pilgrim Baxter in 2001 as a research analyst focusing on financials, utilities and gaming/leisure companies. Prior to joining Pilgrim Baxter, Mr. Bell worked for six years as a commercial banker at Allfirst Bank.

LARGE CAP FUND
Raymond J. McCaffrey, CFA, has managed the Large Cap Fund since June, 1999. He joined Pilgrim Baxter as a portfolio manager and analyst in 1997. Effective May 3, 2004, James B. Bell, III, CFA, joined Mr. McCaffrey as co-manager of the Large Cap Fund. Prior to joining Pilgrim Baxter, Mr. McCaffrey worked for 2 years as a portfolio manager and analyst at Pitcairn Trust Company. His investment experience also includes positions at Cypress Capital Management, Independence Capital Management and Fidelity Bank. Mr. Bell's work experience is discussed under the Small Cap, Mid-Cap and Focused Funds.

TECHNOLOGY & COMMUNICATIONS FUND
The Adviser's technology team, led by Michael S. Sutton, Jerome J. Heppelmann, Raymond J. McCaffrey has managed this Fund since August 19, 2002. In November, 2003, James M. Smith was added to the technology team managing the Fund. The work experience of the members of the team is discussed above.

STRATEGIC SMALL COMPANY FUND
James M. Smith, CFA, has co-managed the Fund since its inception in 1996. Mr. Smith's work experience is discussed under the Emerging Growth Fund. Mr. Heppelmann has co-managed the Fund since June, 1999. Mr. Heppelmann's work experience is discussed under the Small Cap, Mid-Cap and Focused Funds.

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The Trust's Board of Trustees has adopted and Pilgrim Baxter and its affiliates (collectively, for purposes of the section Policy Regarding Excessive or Short-Term Trading, "Pilgrim Baxter") and their agents have implemented the following tools designed to discourage excessive short-term trading in the
Funds:

         1) trade activity monitoring;
         2) trading guidelines;
         3) a redemption fee on trades in all non-money market funds; and
         4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Pilgrim Baxter and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Pilgrim Baxter and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Pilgrim Baxter and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING
Pilgrim Baxter and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Pilgrim Baxter or one of its agents believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account other than exchanges into the PBHG Cash Reserves Fund. In making such judgments, Pilgrim Baxter and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Pilgrim Baxter and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading.

TRADING GUIDELINES
If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Pilgrim Baxter or one of its agents, determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the determining party may, in its discretion, reject any additional purchase and exchange orders. Each Fund and Pilgrim Baxter and their agents reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.
                                       118

The ability of Pilgrim Baxter and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE
All Funds (except those noted below) will each impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Pilgrim Baxter assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the PBHG Cash Reserves Fund. Also, the holding period for shares of the PBHG IRA Capital Preservation Fund will be twelve months instead of 10 days.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

         1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;
         2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;
         3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;
         4. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or
         5. redemptions initiated by a Fund, as permitted in the prospectus.

The exemptions to the redemption fee listed above do not apply to the PBHG IRA Capital Preservation Fund. The Fund is not able to make any exceptions to the redemption fee (even where redemptions result from required minimum distributions or the death of a shareholder) for the PBHG IRA Capital Preservation Fund.

The Fund's goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserve Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

FAIR VALUE PRICING
The Funds have fair value pricing procedures in place, and the Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.

VALUING PORTFOLIO SECURITIES
Each Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments (including wrapper agreements) are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See "Fair Value Pricing" on p. 53. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.
PRICING FUND SHARES - NET ASSET VALUE (NAV)

The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Each Fund's NAV is calculated and each Fund's shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Fund shares are not priced on days that the New York Stock Exchange is closed.

CHOOSING A SHARE CLASS

CLASSES OF SHARES

Two classes of each Fund are offered by this prospectus: Class A and Class C. Each class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. When choosing a sales class, you should consult your financial advisor as to which class is most suitable for you. Below is a summary of certain features of the two share classes:

----------------------------------------------- ---------------------------------------- --------------------------------------
                                                                CLASS A                                 CLASS C
----------------------------------------------- ---------------------------------------- --------------------------------------
Initial Sales Charge                            up to 5.75%                              None
----------------------------------------------- ---------------------------------------- --------------------------------------
Contingent Deferred Sales Charge (CDSC)         None (except on redemptions of certain   1.00% on redemptions within one year
                                                large purchases held for less than one
                                                year)
----------------------------------------------- ---------------------------------------- --------------------------------------
Distribution and Service Fees                   0.25%                                    1.00%
----------------------------------------------- ---------------------------------------- --------------------------------------
Dividends                                       Generally higher than Class C due to     Generally lower than Class A due to
                                                lower annual expenses                    higher annual expenses
----------------------------------------------- ---------------------------------------- --------------------------------------
Typical Shareholder                             Generally more appropriate for           Generally more appropriate for
                                                long-term investors                      short-term investors
----------------------------------------------- ---------------------------------------- --------------------------------------

SALES CHARGES

CLASS A SHARES.

A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). Class A shares are divided into two categories: Equity Funds and PBHG IRA Capital Presentation Fund. Each category has a different schedule of initial sales charges. The term Public Offering Price used below includes a Fund's NAV plus any applicable initial sales charge.

Equity Funds. Class A shares of the following Funds (the "Equity Funds") are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: PBHG Emerging Growth, Growth, Large Cap 20, Large Cap Growth, Select Growth, Focused, Large Cap, Mid-Cap, Small Cap, Small Cap Value, Strategic Small Company and Technology & Communications Funds.

                                              Investor's Initial Sales Charge
                                              -------------------------------
                                               As a                   As a
                                            Percentage             Percentage
        Amount of Investment in            of the Public           of the Net
           Single Transaction             Offering Price        Amount Invested
     ------------------------------       --------------        ---------------
            $0 - 99,999                        5.75%                 6.10%
      $100,000 - 249,999                       4.50%                 4.71%
      $250,000 - 499,999                       3.25%                 3.36%
      $500,000 - 999,999                       2.00%                 2.04%

FIXED INCOME FUNDS.

         Class A shares of the Dwight Intermediate Fixed Income Fund (the "Fixed Income Fund"), which is available through a different prospectus, are currently sold with an initial sales charge ranging from 4.75% to 2.00% of the offering price on purchases of up to $1 million Fund.

                                          Investor's Initial Sales Charge
                                          -------------------------------
                                        As a                     As a
                                      Percentage               Percentage
     Amount of Investment in         of the Public              of the Net
       Single Transaction            Offering Price           Amount Invested
     -------------------------       --------------           ---------------
            $0 - 99,999                  4.75%                     4.99%
      $100,000 - 249,999                 3.50%                     3.63%
      $250,000 - 499,999                 2.50%                     2.56%
      $500,000 - 999,999                 2.00%                     2.04%

PBHG IRA Capital Preservation Fund. Class A shares of the PBHG IRA Capital Preservation Fund are currently sold with an initial sales charge ranging from 2.00% to 1.25% of the offering price on purchases of less than $1 million.

                                            Investor's Sales Charge
                                            -----------------------
                                          As a                       As a
                                       Percentage                 Percentage
        Amount of Investment in       of the Public               of the Net
         Single Transaction           Offering Price            Amount Invested
     ---------------------------     --------------            ---------------
            $0 - 99,999                   2.00%                     2.04%
      $100,000 - 249,000                  1.75%                     1.78%
      $250,000 - 499,999                  1.50%                     1.52%
      $500,000 - 999,999                  1.25%                     1.27%

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES

Certain investors may be eligible to purchase Class A shares at net asset value and not pay an initial sales charge. You will not pay initial sales charges:

o on purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund (except the PBHG Cash Reserves
          Fund) purchased at net asset value may result in your paying a contingent deferred sales charge if such shares are redeemed within one year of purchase.

o on purchases of Class A shares of PBHG Cash Reserves Fund. However, you may pay a contingent deferred sales charge (CDSC) when you redeem Class A shares of PBHG Cash Reserves Fund if you acquired those shares through an exchange and the shares originally purchased were subject to a CDSC (see "General Policies - Exchanges Between Funds" for more information on exchanges between Funds).

o        on shares purchased by reinvesting dividends and distributions

o when exchanging shares among certain Funds (see "General Policies - Exchanges Between Funds" for more information on exchanges between Funds)

o        when using the reinstatement privilege

o        when a merger, consolidation or acquisition of assets of a Fund occurs.

CLASS A PURCHASES ELIGIBLE FOR REDUCTIONS AND WAIVERS OF SALES CHARGES

PBHG Funds offers certain ways for you to reduce Class A initial sales charges. To be eligible for the initial sales charge reduction, you must inform your broker-dealer or financial advisor at the time you purchase shares that you qualify for such a reduction.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own.

Letters of Intent. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested.

CONCURRENT PURCHASES

You may combine simultaneous purchases of Class A and Class C shares of two or more Funds to determine your Class A sales charge. This concurrent purchases provision also includes Analytic Disciplined Equity Fund, Clipper Focus Fund, TS&W Small Cap Value Fund and Dwight Intermediate Fixed Income Fund. Direct purchases of PBHG Cash Reserves Fund is excluded for purposes of this calculation.

CLASS C SHARES

Class C shares are not subject to an initial sales charge but may be sold with a contingent deferred sales charge (CDSC). Like Class A shares, there are different CDSC's for certain funds. Class C shares of Funds in the Equity category are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of Funds in the Equity category redeemed after one year will not pay a CDSC. Class C shares of the PBHG IRA Capital Preservation Fund are currently sold with a CDSC of 1% on shares redeemed within one year of purchase and 0.75% on shares redeemed between the first and second year of purchase. Shares of the PBHG IRA Capital Preservation Fund redeemed after two years will not pay a CDSC.

CLASS C PURCHASES NOT SUBJECT TO CDSC.

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

o if you redeem shares acquired through reinvestment of dividends and distributions

o        on increases in the net asset value of your shares

o on redemptions pursuant to a Systematic Withdrawal Plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any twelve-month period

o        when using the reinstatement privilege

There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges. Consult the Funds' Statement of Additional Information for details.

COMPUTING A CDSC

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

BUYING SHARES

You may purchase Class A and Class C shares of each Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price. Purchases of shares of each Fund may be made on any day on which the New York Stock Exchange is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern time (2:00 p.m. Eastern time for PBHG Cash Reserves Fund) and promptly transmit the order to the Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day's net asset value.

The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

CONCEPTS TO UNDERSTAND

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult an Old Mutual Shareholder Services Representative or a tax advisor.

MINIMUM INVESTMENTS

                                                   Initial         Additional
REGULAR ACCOUNTS                                   $ 2,500         no minimum
UNIFORM GIFTS/TRANSFER
            TO MINOR ACCOUNTS                      $   500         no minimum
TRADITIONAL IRAS                                   $ 2,000         no minimum
ROTH IRAS                                          $ 2,000         no minimum
COVERDELL EDUCATION SAVINGS ACCOUNTS               $   500         no minimum
SYSTEMATIC INVESTMENT                              $   500         $25
   PLANS(2) (SIP)

(2) PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

BUYING SHARES OF IRA CAPITAL PRESERVATION FUND

The IRA Capital Preservation Fund offers its shares to investors who wish to invest in the Fund through one of the following types of individual retirement accounts:

o Plans described in Section 408 of the Internal Revenue Code (includes traditional IRAs, SEP-IRAs and SIMPLE IRAs);

o        Plans described in Section 408A of the Internal Revenue Code
         (ROTH-IRAs);

o        Plans described in Section 530 of the Internal Revenue Code (Education
         IRAs); and

o        Plans maintained by sole proprietorships (KEOGH Plans).

SELLING SHARES

You may sell your shares of each Fund by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time will be priced at the Fund's next calculated NAV. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

ADDITIONAL INFORMATION REGARDING THE REDEMPTION/EXCHANGE FEE FOR THE PBHG IRA CAPITAL PRESERVATION FUND

PBHG Funds (other than IRA Capital Preservation Fund)
Please see page 59 for a description of the redemption/exchange fee. IRA Capital Preservation Fund

The IRA Capital Preservation Fund will deduct the following redemption/exchange fee from the redemption or exchange proceeds of any shareholder redeeming or exchanging such shares held for less than twelve months:

------------------------------------------------------ ------------------------
PBHG IRA Capital Preservation Fund                     Redemption Fee
------------------------------------------------------ ------------------------
Purchases of less than $1 million Class A shares                 2%
------------------------------------------------------ ------------------------
Purchases of $1 million or more Class A shares that              2%
are not subject to a CDSC
------------------------------------------------------ ------------------------
Purchases of $1 million or more Class A shares that              1%
are subject to a CDSC
------------------------------------------------------ ------------------------
Purchases of Class C shares not subject to a CDSC                2%

------------------------------------------------------ ------------------------
Purchases of Class C shares subject to a CDSC                    1%
------------------------------------------------------ ------------------------

This redemption fee is in addition to any applicable CDSC. In determining how long shares of the Fund have been held, PBHG Funds assumes that shares held by the investor the longest period of time will be sold first.

The Fund will retain the fee for the benefit of the remaining shareholders. The Fund charges the redemption/exchange fee to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund also charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The Fund is not able to make exceptions to the redemption fee (even where redemptions result from required minimum distributions or the death of a shareholder).

GENERAL POLICIES

o IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Fund is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

o        Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 58. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial adviser.

EXCHANGES BETWEEN FUNDS

You may exchange some or all shares of a particular Class of a PBHG Fund for the same Class of another PBHG Fund that offers such Class of shares. In addition to the Funds contained in this prospectus, the Analytic Disciplined Equity Fund, Heitman REIT Fund, TS&W Small Cap Value Fund, Dwight Intermediate Fixed Income Fund and Clipper Focus Fund offer one or both of Class A and Class C Shares. Class A shares of a Fund may not be exchanged for Class C shares, and Class C shares of a Fund may not be exchanged for Class A shares.

Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more Funds. However, you may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into a Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

If a shareholder exceeds four exchanges out of a fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Pilgrim Baxter or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, it may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See "Policy Regarding Excessive or Short-Term Trading" on page 53 for details of the Trust's trading guidelines and redemption fee.

SYSTEMATIC WITHDRAW PLAN

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

o Consult your broker, dealer or financial intermediary regarding how to establish this feature.

Note: You must maintain a minimum account balance of $5,000 or more.

DISTRIBUTION AND TAXES

Each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUAL AND OTHER NONCORPORATE SHAREHOLDERS

Type of                       Tax rate for                 Tax rate for
Distribution                  15% bracket and lower        higher than 15%

Dividends Generally           Ordinary income rate         Ordinary income rate
Qualified Dividends           5%                           15%
Short-term
  Capital Gains               Ordinary income rate         Ordinary income rate
Long-term
  Capital Gains               5%                           15%

DISTRIBUTION ARRANGEMENTS

PBHG Funds has four classes of shares, two of which, Class A and Class C, are offered by this prospectus. Class A and Class C have the same rights and privileges, except (i) Class A shares and Class C shares are subject to different sales charges (loads), as described in the section of this prospectus titled "Choosing a Share Class"; (ii) Class C shares are subject to a distribution fee, which is paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) exchanges are not permitted between Class A shares and Class C shares but only among the same class; and (iv) Class A shares and Class C shares may have exclusive voting rights with respect to matters affecting only that class.

PBHG Funds, on behalf of Class A and Class C shares of each Fund, has adopted Distribution Plans and a Service Plan pursuant to which a Fund may pay distribution fees to the Funds' distributor, PBHG Fund Distributors and service fees to PBHG Fund Distributors, brokers, dealers or other financial intermediaries. Currently, PBHG Funds is not paying fees under the Distribution Plan for Class A shares of each Fund. Distribution fees are paid for the sale and distribution of all Class A shares and Class C shares of PBHG Funds. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders' accounts. All or a substantial portion of the distribution fees and service fees that are paid to PBHG Fund Distributors are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution fees and service fees are paid out of the assets of Class A shares and Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Fund Summaries" and "Choosing a Share Class" for details on the distribution fees and service fees.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

[OBJECT OMITTED]

FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD FOR THE YEARS OR PERIODS ENDED MARCH 31, (UNLESS OTHERWISE NOTED)



                         Net                         Realized and
                        Asset                         Unrealized                            Distributions          Distributions
                        Value            Net           Gains or              Total            from Net                 from
                      Beginning      Investment        (Losses)              from            Investment               Capital
                      of Period         Loss         on Securities        Operations           Income                  Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                   $7.94       $(0.16) 1         $ 4.88               $  4.72             --                       --
  2003                   14.23        (0.14)            (6.15)                (6.29)            --                       --
  2002                   15.96        (0.17) 1          (1.56)                (1.73)            --                       --
  2001                   40.00        (0.10) 1         (21.81)               (21.91)            --                   $(2.13)
  2000                   20.61        (0.21) 1          20.76                 20.55             --                    (1.16)

  CLASS A
  2004 ++               $12.03       $(0.10) 1         $ 0.70               $  0.60             --                       --

  CLASS C
  2004 ++               $12.03       $(0.15) 1         $ 0.71               $  0.56             --                       --

----------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  $13.90       $(0.20) 1         $ 4.64               $  4.44             --                       --
  2003                   18.94        (0.17) 1          (4.87)                (5.04)            --                       --
  2002                   21.74        (0.20) 1          (2.60)                (2.80)            --                       --
  2001                   58.73        (0.20) 1         (30.53)               (30.73)            --                   $(6.26)
  2000                   24.51        (0.33) 1          36.14                 35.81             --                    (1.59)


  CLASS A
  2004 ++               $16.68       $(0.13) 1         $ 1.77               $  1.64             --                       --

  CLASS C
  2004 ++               $16.68       $(0.20) 1         $ 1.77               $  1.57             --                       --

----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  $11.35       $(0.17) 1         $ 3.94               $  3.77             --                       --
  2003                   15.15        (0.09) 1          (3.71)                (3.80)            --                       --
  2002                   17.81        (0.11) 1          (2.55)                (2.66)            --                       --
  2001                   44.34        (0.12) 1         (22.04)               (22.16)            --                   $(4.37)
  2000                   24.10        (0.25) 1          26.26                 26.01             --                    (5.77)


  CLASS A
  2004 ++               $13.31       $(0.12) 1         $ 1.91               $  1.79             --                       --

  CLASS C
  2004 ++               $13.31       $(0.17) 1         $ 1.91               $  1.74             --                       --



                                            Net                             Net                                Ratio of Net
                                           Asset                          Assets             Ratio             Investment
                                           Value                            End           of Expenses             Loss
                          Total             End           Total          of Period        to Average           to Average
                      Distributions      of Period       Return            (000)          Net Assets           Net Assets
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $12.66         59.45%          $  278,178         1.40%                (1.30)%
  2003                      --              7.94        (44.20)%            201,460         1.55%                (1.44)%
  2002                      --             14.23        (10.84)%            408,161         1.39%                (1.06)%
  2001                  $(2.13)            15.96        (56.95)%            538,294         1.26%                (0.33)%
  2000                   (1.16)            40.00        101.33%           1,336,938         1.24%                (0.76)%

  CLASS A
  2004 ++                   --            $12.63          4.99%+         $       53         1.62%*               (1.57)%*

  CLASS C
  2004 ++                   --            $12.59          4.66%+         $       52         2.37%*               (2.32)%*

---------------------------------------------------------------------------------------------------------------------------------
PBHG GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $18.34         31.94%          $  986,917         1.38%                (1.16)%
  2003                      --             13.90        (26.61)%          1,118,887         1.42%                (1.12)%
  2002                      --             18.94        (12.88)%          1,925,422         1.33%                (0.95)%
  2001                  $(6.26)            21.74        (56.57)%          2,883,036         1.25%                (0.46)%
  2000                   (1.59)            58.73        148.57%           6,465,234         1.23%                (0.90)%

  CLASS A
  2004 ++                   --            $18.32          9.83%+         $      55          1.61%*               (1.42)%*

  CLASS C
  2004 ++                   --            $18.25          9.41%+         $      55          2.36%*               (2.17)%*

---------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --            $15.12         33.22%          $  217,059         1.46%                (1.24)%
  2003                      --             11.35        (25.08)%            209,192         1.48%                (0.74)%
  2002                      --             15.15        (14.94)%            333,115         1.36%                (0.66)%
  2001                  $(4.37)            17.81        (53.84)%            501,921         1.23%                (0.34)%
  2000                   (5.77)            44.34        117.88%           1,083,460         1.23%                (0.82)%

  CLASS A
  2004 ++                   --            $15.10         13.45%+         $       57         1.70%*               (1.56)%*

  CLASS C
  2004 ++                   --            $15.05         13.07%+         $       57         2.45%*               (2.31)%*


                              Ratio               Ratio of Net
                           of Expenses           Investment Loss
                           to Average              to Average
                           Net Assets              Net Assets
                           (Excluding              (Excluding
                            Waivers,                Waivers,
                            Expenses                Expenses
                            Borne by                Borne by
                             Adviser               Adviser and       Portfolio
                           and Expense               Expense         Turnover
                          Reduction)^^^           Reduction)^^^        Rate
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.41%                  (1.31)%            96.38%
  2003                        1.55%                  (1.44)%           218.32%
  2002                        1.39%                  (1.07)%           150.95%
  2001                        1.26%                  (0.33)%            89.91%
  2000                        1.24%                  (0.76)%           141.81%

  CLASS A
  2004 ++                     1.63%*                 (1.58)%*           96.38%+

  CLASS C
  2004 ++                     2.38%*                 (2.33)%*           96.38%+

--------------------------------------------------------------------------------
PBHG GROWTH FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.39%                  (1.17)%           163.61%
  2003                        1.42%                  (1.12)%           167.87%
  2002                        1.33%                  (0.96)%           170.67%
  2001                        1.25%                  (0.46)%           104.48%
  2000                        1.23%                  (0.90)%           107.73%


  CLASS A
  2004 ++                     1.62%*                 (1.43)%*          163.61%+

  CLASS C
  2004 ++                     2.37%*                 (2.18)%*          163.61%+

--------------------------------------------------------------------------------
PBHG LARGE CAP 20 FUND
--------------------------------------------------------------------------------
  PBHG CLASS
  2004                        1.47%                  (1.25)%            73.65%
  2003                        1.48%                  (0.74)%           156.30%
  2002                        1.36%                  (0.67)%           152.53%
  2001                        1.23%                  (0.34)%           142.46%
  2000                        1.23%                  (0.82)%           147.35%

  CLASS A
  2004 ++                     1.71%*                 (1.57)%*           73.65%+

  CLASS C
  2004 ++                     2.46%*                 (2.32)%*           73.65%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                      Net                               Realized and
                     Asset                               Unrealized                            Distributions       Distributions
                     Value                Net             Gains or              Total            from Net              from
                   Beginning          Investment          (Losses)              from            Investment            Capital
                   of Period             Loss           on Securities        Operations           Income               Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $15.10            $(0.15) 1          $ 4.85             $  4.70                --                   --
  2003                 19.67             (0.11) 1           (4.46)              (4.57)               --                   --
  2002                 22.90             (0.14) 1           (3.09)              (3.23)               --                   --
  2001                 38.37             (0.05) 1          (13.48)             (13.53)               --               $(1.94)
  2000                 24.57             (0.23) 1           21.32               21.09                --                (7.29)


  CLASS A
  2004 +++            $17.45            $(0.14) 1          $ 2.46             $  2.32                --                   --

  CLASS C
  2004 +++            $17.45            $(0.23) 1          $ 2.45             $  2.22                --                   --

----------------------------------------------------------------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $15.71            $(0.28) 1          $ 5.48             $  5.20                --                   --
  2003                 22.74             (0.19)             (6.84)              (7.03)               --                   --
  2002                 26.58             (0.25) 1           (3.59)              (3.84)               --                   --
  2001                 77.81             (0.24) 1          (48.55)             (48.79)               --               $(2.44)
  2000                 25.93             (0.34) 1           58.71               58.37                --                (6.49)

  CLASS A
  2004 ++             $19.43            $(0.18) 1          $ 1.63             $  1.45                --                   --

  CLASS C
  2004 ++             $19.43            $(0.26) 1          $ 1.63             $  1.37                --                   --

----------------------------------------------------------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $  8.72           $(0.14) 1          $ 5.10             $  4.96                --                   --
  2003                  13.37            (0.11) 1           (4.54)              (4.65)               --                   --
  2002                  12.08            (0.13) 1            1.42                1.29                --                   --
  2001                  19.34            (0.11) 1           (4.55)              (4.66)               --               $(2.60)
  2000                  10.54            (0.13) 1           10.18               10.05                --                (1.25)


  CLASS A
  2004 +++            $11.72            $(0.13) 1          $ 2.07             $  1.94                --                   --

  CLASS C
  2004 +++            $11.72            $(0.19) 1          $ 2.06             $  1.87                --                   --



                                             Net                                     Net                            Ratio of Net
                                            Asset                                  Assets              Ratio         Investment
                                            Value                                    End            of Expenses         Loss
                        Total                End               Total              of Period         to Average       to Average
                    Distributions         of Period           Return                (000)           Net Assets       Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $19.80              31.13%          $  184,688              1.34%            (0.83)%
  2003                      --               15.10             (23.23)%            172,972              1.33%            (0.67)%
  2002                      --               19.67             (14.10)%            258,297              1.26%            (0.62)%
  2001                  $(1.94)              22.90             (36.55)%            327,689              1.18%            (0.14)%
  2000                   (7.29)              38.37              98.60%             256,965              1.17%            (0.79)%


  CLASS A
  2004 +++                  --              $19.77              13.30%+         $       77              1.58%*           (1.09)%*

  CLASS C
  2004 +++                  --              $19.67              12.72%+         $       56              2.33%*           (1.83)%*

----------------------------------------------------------------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $20.91              33.10%          $  231,034              1.52%            (1.44)%
  2003                      --               15.71             (30.91)%            225,127              1.55%            (1.02)%
  2002                      --               22.74             (14.45)%            413,134              1.38%            (0.94)%
  2001                  $(2.44)              26.58             (64.23)%            662,551              1.26%            (0.43)%
  2000                   (6.49)              77.81             240.82%           1,691,298              1.18%            (0.68)%

  CLASS A
  2004 ++                   --              $20.88               7.46%+         $       54              1.76%*           (1.68)%*

  CLASS C
  2004 ++                   --              $20.80               7.05%+         $       54              2.51%*           (2.43)%*

----------------------------------------------------------------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                      --              $13.68              56.88%          $   69,838              1.50%            (1.14)%
  2003                      --                8.72             (34.78)%             57,738              1.50%            (1.09)%
  2002                      --               13.37              10.68%              86,243              1.50%            (0.96)%
  2001                  $(2.60)              12.08             (27.04)%             76,331              1.50%            (0.63)%
  2000                   (1.25)              19.34              99.74%              75,225              1.50%            (0.93)%


  CLASS A
  2004 +++                  --              $13.66              16.55%+         $       65              1.75%*           (1.43)%*

  CLASS C
  2004 +++                  --              $13.59              15.96%+         $       58              2.50%*           (2.18)%*


                         Ratio           Ratio of Net
                      of Expenses       Investment Loss
                      to Average          to Average
                      Net Assets          Net Assets
                      (Excluding          (Excluding
                       Waivers,            Waivers,
                       Expenses            Expenses
                         Borne             Borne by
                      by Adviser          Adviser and         Portfolio
                      and Expense           Expense           Turnover
                     Reduction)^^^       Reduction)^^^          Rate
--------------------------------------------------------------------------
--------------------------------------------------------------------------
PBHG LARGE CAP GROWTH FUND
--------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.35%               (0.84)%             63.17%
  2003                   1.33%               (0.67)%            124.58%
  2002                   1.26%               (0.63)%            148.93%
  2001                   1.18%               (0.14)%            146.18%
  2000                   1.17%               (0.79)%            184.36%


  CLASS A
  2004 +++               1.59%*              (1.10)%*            63.17%+

  CLASS C
  2004 +++               2.34%*              (1.84)%*            63.17%+

----------------------------------------------------------------------------
PBHG SELECT GROWTH FUND
----------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.53%               (1.45)%            179.85%
  2003                   1.55%               (1.02)%            381.73%
  2002                   1.38%               (0.95)%            301.58%
  2001                   1.26%               (0.43)%            157.72%
  2000                   1.18%               (0.68)%            200.56%

  CLASS A
  2004 ++                1.77%*              (1.69)%*           179.85%+

  CLASS C
  2004 ++                2.52%*              (2.44)%*           179.85%+

----------------------------------------------------------------------------
PBHG STRATEGIC SMALL COMPANY FUND
----------------------------------------------------------------------------
  PBHG CLASS
  2004                   1.60%               (1.24)%             96.80%
  2003                   1.57%               (1.16)%            113.26%
  2002                   1.52%               (0.97)%            118.88%
  2001                   1.50%               (0.63)%            143.04%
  2000                   1.55%               (0.98)%            240.55%


  CLASS A
  2004 +++               1.87%*              (1.55)%*            96.80%+

  CLASS C
  2004 +++               2.62%*              (2.30)%*            96.80%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

--------------------------------------------------------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                                Realized and
                    Asset                 Net            Unrealized                             Distributions        Distributions
                    Value             Investment          Gains or              Total             from Net               from
                  Beginning             Income            (Losses)              from             Investment             Capital
                  of Period             (Loss)          on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG FOCUSED FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $12.01             $(0.02) 1         $  5.20             $  5.18                  --                  --
  2003                16.20              (0.02)             (4.17)              (4.19)                 --                  --
  2002                17.41              (0.04) 1           (1.03)              (1.07)             $(0.06)             $(0.08)
  2001                18.51               0.07  1           (0.74)              (0.67)                 --               (0.43)
  2000                10.46              (0.01) 1            8.93                8.92                  --               (0.87)

  CLASS A
  2004 ++            $14.79             $(0.03) 1         $  2.41             $  2.38                  --                  --

  CLASS C
  2004 ++            $14.79             $(0.09) 1         $  2.40             $  2.31                  --                  --

----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 9.50             $ 0.15 1          $  2.43             $  2.58              $(0.15)                 --
  2003                13.34               0.13 1            (3.82)              (3.69)              (0.15)                 --
  2002                13.90               0.03 1            (0.57)              (0.54)              (0.02)                 --
  2001                11.97               0.21 1             2.21                2.42               (0.08)             $(0.41)
  2000                13.85               0.12               1.78                1.90               (0.08)              (3.70)

  CLASS A
  2004 ++            $11.08             $ 0.05 1          $  0.93             $  0.98              $(0.14)                 --

  CLASS C
  2004 ++            $11.08             $ 0.01 1          $  0.92             $  0.93              $(0.12)                 --



                                                                                                                     Ratio of Net
                                           Net                                   Net                                  Investment
                                          Asset                                Assets                Ratio              Income
                                          Value                                  End              of Expenses           (Loss)
                       Total               End               Total            of Period           to Average          to Average
                   Distributions        of Period           Return              (000)             Net Assets          Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PBHG FOCUSED FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $17.19            43.13%           $ 26,574               1.50%               (0.15)%
  2003                     --               12.01           (25.86)%            23,293               1.50%               (0.23)%
  2002                 $(0.14)              16.20            (6.18)%            34,675               1.37%               (0.24)%
  2001                  (0.43)              17.41            (3.59)%            58,724               1.34%                0.37%
  2000                  (0.87)              18.51            89.17%             22,556               1.50%               (0.10)%

  CLASS A
  2004 ++                  --              $17.17           16.09%+           $     58               1.77%*              (0.36)%*

  CLASS C
  2004 ++                  --              $17.10           15.62%+           $     58               2.52%*              (1.11)%*

-----------------------------------------------------------------------------------------------------------------------------------
PBHG LARGE CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.15)             $11.93            27.20%           $214,710               1.20%                1.34%
  2003                  (0.15)               9.50           (27.73)%           283,989               1.20%                1.18%
  2002                  (0.02)              13.34            (3.86)%           524,236               1.14%                0.24%
  2001                  (0.49)              13.90            20.42%            425,414               1.16%                0.91%
  2000                  (3.78)              11.97            14.25%             32,922               1.11%                0.71%


  CLASS A
  2004 ++              $(0.14)             $11.92             8.91%+          $     54               1.45%*               0.86%*

  CLASS C
  2004 ++              $(0.12)             $11.89             8.49%+          $     54               2.20%*               0.11%*


                     Ratio           Ratio of Net
                  of Expenses         Investment
                  to Average         Income (Loss)
                  Net Assets          to Average
                  (Excluding          Net Assets
                   Waivers,           (Excluding
                   Expenses        Waivers, Expenses
                     Borne             Borne by
                  by Adviser          Adviser and         Portfolio
                  and Expense           Expense           Turnover
                 Reduction)^^^       Reduction)^^^          Rate
--------------------------------------------------------------------
--------------------------------------------------------------------
PBHG FOCUSED FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.54%               (0.19)%            240.63%
  2003              1.50%               (0.23)%            281.70%
  2002              1.37%               (0.25)%            433.98%
  2001              1.34%                0.37%             404.36%
  2000              1.55%               (0.15)%            853.36%

  CLASS A
  2004 ++           1.85%*              (0.44)%*           240.63%+

  CLASS C
  2004 ++           2.60%*              (1.19)%*           240.63%+

--------------------------------------------------------------------
PBHG LARGE CAP FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.21%                1.33%             252.96%
  2003              1.20%                1.18%             428.30%
  2002              1.14%                0.24%             947.66%
  2001              1.16%                0.91%            1184.89%
  2000              1.11%                0.71%            1018.03%


  CLASS A
  2004 ++           1.46%*               0.85%*            252.96%+

  CLASS C
  2004 ++           2.21%*               0.10%*            252.96%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                      Net                              Realized and
                     Asset                 Net          Unrealized                             Distributions        Distributions
                     Value             Investment        Gains or              Total             from Net               from
                   Beginning             Income          (Losses)              from             Investment             Capital
                   of Period             (Loss)        on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG MID-CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $12.29            $(0.07) 1          $ 5.71              $ 5.64                --                 --
  2003                 15.74             (0.04) 1           (3.41)              (3.45)               --                 --
  2002                 14.44             (0.02) 1            1.32                1.30                --                 --
  2001                 13.82              0.09  1            1.20                1.29            $(0.03)            $(0.64)
  2000                 15.09             (0.02) 1            5.03                5.01                --              (6.28)


  CLASS A
  2004 +++            $14.59            $(0.08) 1          $ 3.39              $ 3.31                --                 --

  CLASS C
  2004 +++            $14.59            $(0.16) 1          $ 3.39              $ 3.23                --                 --

----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $13.27            $(0.15) 1          $ 7.17              $ 7.02                --                 --
  2003                 20.65             (0.13) 1           (7.25)              (7.38)               --                 --
  2002                 18.48             (0.14) 1            2.31                2.17                --                 --
  2001                 18.75             (0.02) 1            0.58                0.56                --             $(0.83)
  2000                 11.38             (0.08) 1            7.45                7.37                --                 --


  CLASS A
  2004 ++             $16.80            $(0.11) 1          $ 3.58              $ 3.47                --                 --

  CLASS C
  2004 ++             $16.80            $(0.18) 1          $ 3.57              $ 3.39                --                 --




                                                                                                                    Ratio of Net
                                             Net                                   Net                              Investment
                                            Asset                                Assets              Ratio            Income
                                            Value                                  End            of Expenses         (Loss)
                         Total               End              Total             of Period         to Average        to Average
                     Distributions        of Period          Return               (000)           Net Assets        Net Assets
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
PBHG MID-CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $17.93            45.89%          $  452,530              1.37%            (0.47)%
  2003                     --               12.29           (21.92)%            288,030              1.40%            (0.33)%
  2002                     --               15.74             9.00%             464,987              1.32%            (0.15)%
  2001                 $(0.67)              14.44             9.43%             231,117              1.35%             0.40%
  2000                  (6.28)              13.82            42.21%              60,690              1.44%            (0.15)%


  CLASS A
  2004 +++                 --              $17.90            22.69%+         $      191              1.62%*           (0.69)%*

  CLASS C
  2004 +++                 --              $17.82            22.14%+         $       92              2.37%*           (1.43)%*

----------------------------------------------------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                     --              $20.29            52.90%          $  102,497              1.50%            (0.84)%
  2003                     --               13.27           (35.74)%            102,497              1.50%            (0.83)%
  2002                     --               20.65            11.74%             290,007              1.48%            (0.72)%
  2001                 $(0.83)              18.48             2.99%             251,994              1.49%            (0.09)%
  2000                     --               18.75            64.76%              92,634              1.50%            (0.56)%


  CLASS A
  2004 ++                  --              $20.27            20.65%+         $       60              1.74%*           (1.16)%*

  CLASS C
  2004 ++                  --              $20.19            20.18%+         $       60              2.49%*           (1.91)%*



                         Ratio                 Ratio of Net
                      of Expenses               Investment
                      to Average               Income (Loss)
                      Net Assets                to Average
                      (Excluding                Net Assets
                       Waivers,                 (Excluding
                       Expenses              Waivers, Expenses
                         Borne                   Borne by
                      by Adviser                Adviser and               Portfolio
                      and Expense                 Expense                 Turnover
                     Reduction)^^^             Reduction)^^^                Rate
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
PBHG MID-CAP FUND
-------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.38%                     (0.48)%                 143.80%
  2003                  1.40%                     (0.33)%                 195.22%
  2002                  1.32%                     (0.15)%                 236.85%
  2001                  1.35%                      0.40%                  248.10%
  2000                  1.44%                     (0.15)%                 742.57%


  CLASS A
  2004 +++              1.63%*                    (0.70)%*                143.80%+

  CLASS C
  2004 +++              2.38%*                    (1.44)%*                143.80%+

------------------------------------------------------------------------------------
PBHG SMALL CAP FUND
------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.56%                     (0.90)%                 116.57%
  2003                  1.59%                     (0.92)%                 115.44%
  2002                  1.48%                     (0.72)%                 144.85%
  2001                  1.49%                     (0.09)%                 177.69%
  2000                  1.58%                     (0.64)%                 352.85%


  CLASS A
  2004 ++               1.83%*                    (1.25)%*                116.57%+

  CLASS C
  2004 ++               2.58%*                    (2.00)%*                116.57%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                    Net                                              Realized and
                   Asset                Net                           Unrealized                         Distributions
                   Value            Investment                         Gains or            Total           from Net
                 Beginning            Income        Redemption         (Losses)            from           Investment
                 of Period            (Loss)           Fees          on Securities      Operations          Income
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $ 7.31            $(0.14) 1          --              $ 3.60           $  3.46               --
 2003               14.79             (0.11) 1          --               (7.37)            (7.48)              --
 2002               19.70             (0.21) 1          --               (4.70)            (4.91)              --
 2001               85.02             (0.46) 1          --              (59.61)           (60.07)              --
 2000               27.59             (0.54) 1          --               62.84             62.30               --


 CLASS A
 2004 ++           $ 9.69            $(0.08) 1          --              $ 1.14           $  1.06               --

 CLASS C
 2004 ++           $ 9.69            $(0.13) 1          --              $ 1.15           $  1.02               --





                                                                                              Net
                 Distributions                                                               Asset
                     from             Return                              Reverse            Value
                    Capital             of               Total             Stock              End              Total
                     Gains            Capital        Distributions         Split            of Period          Return
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004                    --              --                 --               --              $10.77            47.33%
 2003                    --              --                 --               --                7.31           (50.57)%
 2002                    --              --                 --               --               14.79           (24.92)%
 2001                $(5.25)             --             $(5.25)              --               19.70           (74.20)%
 2000                 (4.87)             --              (4.87)              --               85.02           233.99%


 CLASS A
 2004 ++                 --              --                 --               --              $10.75            10.94%+

 CLASS C
 2004 ++                 --              --                 --               --              $10.71            10.53%+




                                                                                Ratio            Ratio of Net
                                                                             of Expenses          Investment
                                                                             to Average          Income (Loss)
                                                                             Net Assets           to Average
                                                            Ratio            (Excluding           Net Assets
                                                           of  Net            Waivers,        (Excluding Waivers,
                       Net                               Investment        Expenses Borne       Expenses Borne
                     Assets              Ratio             Income            by Adviser,          by Adviser,
                       End            of Expenses          (Loss)          Reimbursements       Reimbursements          Portfolio
                    of Period         to Average         to Average          and Expense          and Expense           Turnover
                      (000)           Net Assets         Net Assets         Reduction)^^^        Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS FUND
-----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004              $  314,112            1.66%             (1.40)%              1.67%              (1.41)%               135.24%
 2003                 262,244            1.54%             (1.24)%              1.54%              (1.24)%               261.67%
 2002                 581,091            1.39%             (1.17)%              1.39%              (1.19)%               185.33%
 2001                 920,965            1.25%             (0.81)%              1.25%              (0.81)%               291.41%
 2000               3,843,946            1.19%             (0.96)%              1.19%              (0.96)%               362.38%


 CLASS A
 2004 ++           $       55            1.86%*            (1.56)%*             1.87%*             (1.57)%*              135.24%+

 CLASS C
 2004 ++           $       55            2.61%*            (2.31)%*             2.62%*             (2.32)%*              135.24%+




The accompanying notes are an integral part of the financial statements.

*    Annualized

** This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.

+    Total return and portfolio turnover have not been annualized.

++   Class A and Class C shares commenced operations on September 30, 2003.

+++  Class A and Class C shares commenced operations on July 31, 2003.

^ The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations. The Adviser has agreed to pay for these expenses on behalf of the Fund. These expenses make up the expenses borne by Adviser line item on the Statements of Operations. If the Adviser did not pay the expenses, the expenses for the Portfolios would have been higher than what is referred to in the tables.

1    Per share calculations were performed using average shares for the period.


Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FOR MORE INFORMATION

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS

Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

To obtain the SAI, Annual/Semi Annual Reports or other information and for shareholder inquiries, call 1-800-PBHGNOW.

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.

Beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge (i) on the PBHG Funds website at www.pbhgfunds.com; (ii) by calling 800-433-0051; and (iii) on the Commission's website at www.sec.gov. The PBHG Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities and Exchange website at www.sec.gov.

INVESTMENT ADVISER
Pilgrim Baxter & Associates, Ltd.

DISTRIBUTOR
PBHG Fund Distributors


SEC FILE NUMBER 811-04391

PBHG -- A&C PRO -- 7/04

         Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information
Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure
We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                    THIS PAGE IS NOT PART OF THE PROSPECTUS

PROSPECTUS CLASS A AND CLASS C SHARES


                                  JULY 28, 2004


Funds managed by Old Mutual Affliates


EQUITY FUNDS
Analytic Disciplined Equity Fund                              [ANALYTIC LOGO]
Clipper Focus Fund
TS&W Small Cap Value Fund                                       [DWIGHT LOGO]

SPECIALTY FUND
Heitman REIT Fund                                              [HEITMAN LOGO]

FIXED-INCOME FUND                                   [CLIPPER FOCUS FUND LOGO]
Dwight Intermediate Fixed
 Income Fund                                                      [TS&W LOGO]



              Managed by Affiliates of the [Old Mutual Group Logo]

PBHG Funds is the issuer of the securities offered by this Prospectus.

The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Old Mutual Asset Management is the marketing name for the affiliated companies of Old Mutual (US) Holdings Inc., the asset management division of Old Mutual plc, a London Stock Exchange-listed global financial services organization. The investment adviser and distributor for the PBHG Funds are wholly-owned subsidiaries of Old Mutual (US) Holdings Inc.

Class A and Class C Prospectus -- 7/04

AN INTRODUCTION TO FUNDS AND THIS PROSPECTUS

The mutual funds included in this prospectus offer a convenient and economical means of investing in professionally managed portfolios of securities. These mutual funds will be referred to as Funds. This Prospectus offers Class A and Class C Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

The Funds described in this prospectus are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Funds may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Funds also may not be suitable for investors who require regular income (except for the Dwight Intermediate Fixed Income Fund).

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                            TABLE OF CONTENTS

FUND SUMMARIES
                                                                        PAGE

Analytic Disciplined Equity Fund
(formerly known as PBHG Disciplined Equity Fund).........................2
Clipper Focus Fund
(formerly known as PBHG Clipper Focus Fund)..............................5
TS&W Small Cap Value Fund
(formerly known as PBHG Small Cap Value Fund)............................8
Heitman REIT Fund
(formerly known as PBHG REIT Fund).......................................11
Dwight Intermediate Fixed Income Fund
(formerly known as PBHG Intermediate Fixed Income  Fund).................14
Related Performance of Dwight............................................16
More About the Funds
    Our Investment Strategies............................................17
    Risks and Returns....................................................19
The Investment Adviser & Sub-Advisers
The Investment Adviser...................................................28
The Sub-Advisers.........................................................29
   Pacific Financial Research, Inc.......................................29
   Analytic Investors, Inc...............................................29
   Heitman Real Estate Securities LLC....................................29
   Dwight Asset Management Company.......................................29
   Thompson, Siegel & Walmsley, Inc......................................30
The Portfolio Managers...................................................31
Your Investment
Policy Regarding Excessive or Short-Term Trading.........................32
Valuing Portfolio Securities.............................................34
Pricing Fund Shares - Net Asset Value (NAV)..............................34
Choosing a Share Class...................................................34
Buying Shares............................................................36
Selling Shares...........................................................37
General Policies.........................................................37
Exchange Between Funds...................................................37
Distribution and Taxes...................................................38
Distribution Arrangements................................................39
Financial Highlights.....................................................40

ANALYTIC DISCIPLINED EQUITY FUND
(FORMERLY KNOWN AS PBHG DISCIPLINED EQUITY FUND)

GOAL

The Fund seeks to provide investors with above-average total returns.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of corporations whose securities are traded in the U.S. While the Fund may invest in companies of any size, it usually invests in medium to large capitalization companies of over $2 billion at the time of purchase. Through superior stock selection, the Fund seeks to exceed the return of its benchmark, the S&P 500 Index, over full market cycles with no greater volatility than the S&P 500 Index.

Analytic, the Fund's sub-adviser, selects equity securities for this Fund using a proprietary system that ranks stocks according to a mathematical model. Analytic's system seeks to determine a security's intrinsic (true) value by evaluating variables, such as relative valuation, price momentum, company fundamentals, liquidity and risk. Using its system, Analytic believes it can assemble a portfolio of securities that is style and sector neutral to achieve a level of diversification and risk similar to that of the S&P 500 Index. "Style neutral" means a fund is similar to its investment universe in terms of exposure to quantifiable characteristics such as average market capitalization. A fund is "sector neutral" when its exposure to specified economic sectors (such as technology or utilities) is similar to that of its investment universe. Analytic also believes that by using its system, the Fund can consistently outperform traditional strategies that focus on a single style, such as value or growth.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund may buy and sell investments relatively often. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders must pay tax on such capital gains.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 17.

PERFORMANCE INFORMATION

Prior to January 11, 2002, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Analytic Enhanced Equity Fund, a series of UAM Funds, Inc. II. On January 11, 2002, the Fund acquired the assets of the Analytic Enhanced Equity Fund. The Analytic Enhanced Equity Fund was managed by Analytic, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Analytic Enhanced Equity Fund.

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*

1994    -1.31%
1995    34.13%
1996    22.03%
1997    29.05%
1998    37.40%
1999    19.57%
2000    -9.79%
2001    -6.76%
2002   -25.83%
2003    28.61%

The Fund's year-to-date return as of 6/30/04 was 1.43%.

BEST QUARTER:              Q4 1998          20.47%

WORST QUARTER:             Q3 2002         -18.76%



* The inception date of the Analytic Disciplined Eqiuty Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor (whose inception date was July 1, 1993) and the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                                 Past               Past              Past
                                                1 Year             5 Years           10 Years
Analytic Disciplined Equity Fund - Class A*/**
         Returns Before Taxes                    21.16%             -2.00%            9.99%
         After Taxes on Distributions            21.09%             -2.61%            7.77%
         After Taxes on Distributions and
         Sale of Fund Shares****                 13.84%             -2.02%            7.40%


Analytic Disciplined Equity Fund - Class C*/***
         Returns Before Taxes                    26.70%             -1.56%            9.81%

S&P 500 Index
          (Reflects No Deduction for             28.69%             -0.57%            11.07%
          Fees, Expenses or Taxes)

*Prior to July 2004, the Analytic Disciplined Equity Fund was named the PBHG Disciplined Equity Fund.

**The inception date of the Analytic Disciplined Equity Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 7.05%. The cumulative total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 6.99% and 4.66%, respectively.

*** The inception date of the Analytic Disciplined Equity Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C before taxes from its inception to December 31, 2003 was 12.29%.

****When the return after taxes on distributions and sale of Fund shares is higher than the return after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE

                                           CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                  5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)       Not Applicable(1)              1.00%
(as a percentage of original purchase price)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT
 REDEEMED OR EXCHANGED)                      2.00% (2)                    2.00% (2)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                              0.70%                        0.70%
Distribution (12b-1) Fees                   Not Applicable                0.75%
Other Expenses
         Service Fees                        0.25%                        0.25%
         Other Operating Expenses            0.54%(3)                     0.54%(4)
         Total Other Expenses                0.79%                        0.79%
Total Annual Operating Expenses              1.49%(3)*                    2.24%(4)*

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 28. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.53% and 1.48%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 28. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.53% and 2.23%, respectively.

* Total Annual Operating Expenses has been restated to reflect current fees. These are the expenses you should expect to pay as an investor in this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% of Class A shares and 2.50% of Class C shares. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.75% of Class A shares and 2.50% of Class C shares, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Analytic Disciplined Equity Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $718      $866      $1,019     $1,177      $1,341
Class C      $330      $460       $700       $947        $1,200

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,511    $1,687     $1,869     $2,057     $2,252
Class C      $1,460    $1,727     $2,002     $2,285      $2,575



YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $227      $460       $700       $947        $1,200

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,460    $1,727     $2,002     $2,285      $2,575

CLIPPER FOCUS FUND
(FORMERLY KNOWN AS PBHG CLIPPER FOCUS FUND)

GOAL

The Fund seeks to provide investors with long-term capital growth.

MAIN INVESTMENT STRATEGIES

The Fund, a non-diversified fund, invests for the long-term in equity securities of companies whose share price trades below PFR's estimate of their intrinsic value. Based upon extensive fundamental research, PFR, the Fund's sub-adviser, prepares valuation models for each company being analyzed to identify companies that it believes the market has undervalued. The valuation models attempt to calculate each company's intrinsic value based on private market transactions and discounted cash flow. PFR adds companies to the Fund when their share price trades below PFR's estimate of intrinsic value and sells companies when their share prices reach PFR's estimate of intrinsic value.

The Fund generally holds between 15 to 35 stocks. The Fund will generally hold its investment in a particular company for an extended period. PFR expects to invest fully the assets of the Fund. Consequently, PFR generally expects cash reserves to be less than 5% of the total assets of the Fund.

The Clipper Focus Fund may also, on occasion, invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company, such as events that could change or temporarily hamper the ongoing operations of a company.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes.

The Fund is non-diversified, which means, it invests a higher percentage of its assets in a more limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 17.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Clipper Focus Portfolio, a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Clipper Focus Portfolio. The Clipper Focus Portfolio was managed by PFR, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Clipper Focus Portfolio.

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*

1999    -2.25%
2000    43.83%
2001    11.55%
2002   -10.77%
2003    25.04%


The Fund's year-to-date return as of 6/30/04 was 0.00%.

BEST QUARTER:              Q3 2000          20.49%

WORST QUARTER:             Q3 2002         -15.98%

* The inception date of the Clipper Focus Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor (whose inception date was September 10, 1998) and the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                Since
                                             Past              Past            Inception
                                            1 Year            5 Years          (9/10/98)
Clipper Focus Fund - Class A*/**
         Returns Before Taxes               17.85%            10.53%             13.34%
         After Taxes on Distributions       17.76%             8.77%             11.63%
         After Taxes on Distributions and
         Sale of Fund Shares                11.70%             8.06%             10.62%

Clipper Focus Fund - Class C*/***
         Returns Before Taxes               23.10%            11.00%             13.75%

S&P 500 Index****
          (Reflects No Deduction for        28.69%            -0.57%              4.34%
          Fees, Expenses or Taxes)

*Prior to July 2004, the Clipper Focus Fund was named the PBHG Clipper Focus
Fund.

**The inception date of the Clipper Focus Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 9.80%. The cumulative total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 9.72% and 6.46%, respectively.

*** The inception date of the Clipper Focus Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C before taxes from its inception date to December 31, 2003 was 15.15%.

****The since inception return for the S&P 500 Index was calculated as of August 31, 1998.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE

                                                     CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                            5.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)              Not Applicable(1)                 1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT                             2.00% (2)                    2.00% (2)
REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                        1.00%                        1.00%
Distribution (12b-1) Fees                         Not Applicable                    0.75%
Other Expenses
         Service Fees                                  0.25%                        0.25%
         Other Operating Expenses                      0.51%(3)                     0.51%(4)
         Total Other Expenses                          0.76%                        0.76%
Total Annual Operating Expenses                        1.76%(3)                     2.51%(4)
Fee Waiver and/or Expense Reimbursement                0.01%                        0.01%
Net Expense                                            1.75%*                       2.50%*

     (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

     (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 28. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.50% and 1.75%, respectively.

     (4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 28. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.50% and 2.50%, respectively.

* These are the expenses you should expect to pay as an investor in this Fund until March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% for Class A shares and 2.50% for Class C shares. You should know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.75% for Class A shares and 2.50% for Class C shares, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Clipper Focus Fund was $85,592 expiring in March 2005. The Board made no reimbursement election during the fiscal year ended March 31, 2004.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and the total operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $743      $917       $1,096     $1,282      $1,473
Class C      $356      $514        $781      $1,054      $1,335

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,671    $1,875     $2,086     $2,304      $2,528
Class C      $1,622    $1,917     $2,218     $2,528      $2,845


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $253      $514        $781      $1,054      $1,335

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,622    $1,917     $2,218     $2,528      $2,845

TS&W SMALL CAP VALUE FUND
(FORMERLY KNOWN AS PBHG SMALL CAP VALUE FUND)

GOAL

The Fund seeks to provide investors with long term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, of domestic small sized companies. Small sized companies are those companies whose market capitalization range at the time of initial purchase are consistent with the Russell 2000(R) Value Index. As of the June 30, 2004 reconstitution, the market capitalization range of the Russell 2000(R) Value Index was $66 million to $1.8 billion. The size of the companies in the Russell 2000(R) Value Index and those on which TS&W intends to focus the Fund's investments will change with market capitalizations and the composition of the index. The Fund may also invest in value securities of foreign small capitalization companies that are traded on U.S. securities markets. The value securities in the Fund are primarily common stocks that TS&W believes present a value or potential worth which is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. TS&W uses its own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when TS&W believes a security has become overvalued or shows deteriorating fundamentals.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what TS&W believes are their full worth and may go down in price.

Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 17.

PERFORMANCE INFORMATION

Prior to July 25, 2003, the PBHG Class Shares of the Fund were known as the TS&W Small Cap Value Fund, LLC. On July 25, 2003, the Fund acquired the assets of the TS&W Small Cap Value Fund, LLC. The TS&W Small Cap Value Fund, LLC was managed by TS&W, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the TS&W Small Cap Value Fund LLC. However, the predecessor fund was not registered under the 1940 Act nor was it subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results.

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000 (R) Value Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

[CHART]*/**

2001   17.07%
2002   -1.36%
2003   42.68%

The Fund's year-to-date return as of 6/30/04 was 12.14%.

BEST QUARTER:              Q2 2003          18.64%

WORST QUARTER:             Q3 2002         -15.95%



* The inception date of the TS&W Small Cap Value Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor (whose inception date was July 31, 2000) and the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     Since
                                                   Past              Inception
                                                   1 Year            (7/31/2000)
TS&W Small Cap Value Fund  - Class A*/**
         Returns Before Taxes                      34.49%            19.38%
         After Taxes on Distributions               N/A               N/A
         After Taxes on Distributions and Sale      N/A               N/A
         of Fund Shares

TS&W Small Cap Value Fund - Class C*/***
         Returns Before Taxes                      40.46%            20.31%

Russell 2000(R) Value Index
         (Reflects No Deduction for Fees,          46.03%            15.91%
         Expenses or Taxes)

*Prior to July 2004, the TS&W Small Cap Value Fund was named the PBHG Small Cap Value Fund.

**The inception date of the TS&W Small Cap Value Fund - Class A shares was July 31, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. Returns After Taxes on Distributions and After Taxes on Distributions and Sale of Fund Shares are not shown for the Fund's predecessor as the predecessor was not registered under the Investment Company Act of 1940 and, unlike a registered investment company, not required to make distributions. The cumulative total return of Class A before taxes from its inception date (July 25, 2003) to December 31, 2003 was 14.54%.

*** The inception date of the TS&W Small Cap Value Fund - Class C shares was July 31, 2003. The returns shown for Class C prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of the Class C before taxes from its inception date (July 25, 2003) to December 31, 2003 was 20.11%.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE

                                                     CLASS A             CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                         5.75%          Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)           Not Applicable(1)          1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT REDEEMED                 2.00% (2)           2.00% (2)
 OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                     1.00%                 1.00%
Distribution (12b-1) Fees                       Not Applicable            0.75%
Other Expenses
         Service Fees                               0.25%                0.25%
         Other Expenses                             0.74%(3)             0.74%(4)
         Total Other Expenses                       0.99%                0.99%
Total Annual Operating Expenses                     1.99%(3)             2.74%(4)
Fee Waiver and/or Expense Reimbursement             0.24%                0.24%
Net Expenses                                        1.75%*               2.50%*

(1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

(2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 28. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.73% and 1.98%, respectively.

(4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 28. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.73% and 2.73%, respectively.

* These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% of Class A shares and 2.50% of Class C shares. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.75% of Class A shares and 2.50% of Class C shares, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the TS&W Small Cap Value Fund was $33,491 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $743      $939       $1,142     $1,350     $1,565
Class C      $356      $537        $828      $1,125      $1,428

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,786    $2,014    $2,249     $2,491      $2,740
Class C      $1,739    $2,057    $2,381     $2,713       $3,053

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $253      $537        $828      $1,125      $1,428

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,739    $2,057    $2,381     $2,713       $3,053

HEITMAN REIT FUND
(FORMERLY KNOWN AS PBHG REIT FUND)

GOAL

The Fund seeks to provide investors with a high total return consistent with reasonable risk.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry such as "real estate investment trusts" ("REITs"). The Fund's sub-adviser, Heitman, considers a company "principally engaged" in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate. A REIT is a separately managed trust that makes investments in various real estate businesses. A REIT is not taxed on income distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the securities of companies principally engaged in the real estate industry.

The Fund seeks to invest in equity securities of companies whose share price trades below Heitman's estimate of their intrinsic value. Based upon extensive fundamental research, Heitman prepares valuation models for each company in its universe in order to identify companies that it believes it is undervalued. The valuation model calculates each company's intrinsic value based on private market transactions, traditional statistical measures like multiple to cash flow as well as relative value. The Fund generally contains between 30-40 securities. Heitman expects to invest fully the assets of the Fund, consequently, Heitman generally expects cash reserves to be less than 5% of the total assets of the Fund.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation or industry changes. These risks are greater for companies with small or medium market capitalizations because they tend to be less liquid, have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group than larger, more established companies.

The Fund is concentrated, which means compared to a non-concentrated fund it invests a higher percentage of its assets in the securities that comprise the real estate industry. As a result, the economic, political and regulatory developments in that industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

REITs may expose the Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 17.

PERFORMANCE INFORMATION

Prior to December 14, 2001, the PBHG Class Shares of the Fund were known as the Institutional Class shares of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio, whose inception date was March 13, 1989, was a series of UAM Funds Trust. On December 14, 2001, the Fund acquired the assets of the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was managed by Heitman, the Fund's sub-adviser. The investment goal, strategies and policies of the Fund are substantially similar to those of its predecessor, the Heitman Real Estate Portfolio.

The following bar chart and the performance table on the next page illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Dow Jones Wilshire Real Estate Securities Index, a market capitalization weighted index of publicly traded real estate securities, including REITs, real estate operating companies and partnerships. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) does not indicate how it will perform in the future.

The following bar chart shows the returns for the Fund's Class A shares. The bar chart does not reflect sales loads. If it did, the annual total returns would be lower.

[CHART]*

1994    2.49%
1995   10.32%
1996   37.26%
1997   20.40%
1998  -15.55%
1999   -1.57%
2000   24.35%
2001    9.84%
2002    2.07%
2003   35.73%

The Fund's year-to-date return as of 6/30/04 was 6.51%%.

BEST QUARTER:              Q4 1996      19.20%

WORST QUARTER:             Q3 2002     -11.06%


* The inception date of Heitman REIT Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor (whose inception date was March 13, 1989) and the Fund's PBHG Class shares, adjusted to reflect the higher Service Fees applicable to Class A shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

The following table provides average annual total return information for the Fund, and includes both before- and after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                      Past               Past              Past
                                     1 Year             5 Years           10 Years
Heitman REIT Fund - Class A*/**
         Returns Before Taxes         27.89%             11.91%            10.73%
         After Taxes on Distributions 25.77%              8.71%             7.46%
         After Taxes on Distributions
         and Sale of Fund Shares      18.18%              8.26%             7.28%


Heitman REIT Fund - Class C*/***
         Returns Before Taxes         33.74%             12.39%            10.55%

S&P 500 Index
          (Reflects No Deduction for  28.69%             -0.57%            11.07%
          Fees, Expenses or Taxes)

Dow Jones Wilshire Real Estate Securities Index
          (Reflects No Deduction for  37.03%             14.48%            11.89%
          Fees, Expenses or Taxes)

*Prior to July 2004, the Heitman REIT Fund was named the PBHG REIT Fund.

**The inception date of the Heitman REIT Fund - Class A shares was September 30, 2003. The returns shown for Class A prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Service Fees applicable to Class A shares. The cumulative total return of Class A before taxes from its inception date to December 31, 2003 was 2.17%. The cumulative total returns of Class A after taxes on distributions and after taxes on distributions and sale of Fund shares from its inception date to December 31, 2003 were 1.39% and 1.55%, respectively.


*** The inception date of the Heitman REIT Fund - Class C shares was September 30, 2003. The returns shown for Class C shares prior to its inception are based on the restated historical performance of the Fund's predecessor and the Fund's PBHG Class shares, adjusted to reflect the sales charges and the higher Distribution (12b-1) Fees and Service Fees applicable to Class C shares. The cumulative total return of Class C before taxes from its inception date to December 31, 2003 was 7.20%

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in this Fund.

FEES AND EXPENSES TABLE**

                                               CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                    5.75%             Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)         Not Applicable(1)        1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT                     2.00% (2)            2.00% (2)
 REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                0.85%                        0.85%
Distribution (12b-1) Fees                   Not Applicable                  0.75%
Other Expenses
         Service Fees                          0.25%                        0.25%
         Other Operating Expenses              0.47%(3)                     0.46%(4)
         Total Other Expenses                  0.72%                        0.71%
Total Annual Operating Expenses                1.57%(3)*                    2.31%(4)*

     (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

     (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 28. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.46% and 1.56%, respectively.

     (4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 28. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 0.45% and 2.30%, respectively.

* These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.75% of Class A shares and 2.50% of Class C shares. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.75% of Class A shares and 2.50% of Class C shares, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, there were no outstanding amounts that Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Heitman REIT Fund. The Board made no reimbursement election during the fiscal year ended March 31, 2004.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER

            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $726      $881       $1,042     $1,209      $1,381
Class C      $337      $475       $721       $975        $1,235

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,559    $1,743    $1,934     $2,131       $2,335
Class C      $1,503    $1,777    $2,059     $2,348       $2,646


YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $234      $475       $721       $975        $1,235

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,503    $1,777     $2,059     $2,348      $2,646

DWIGHT INTERMEDIATE FIXED INCOME FUND
(FORMERLY KNOW AS PBHG INTERMEDIATE FIXED INCOME FUND)

GOAL

The Fund seeks to provide investors with a high level of current income consistent with relative stability of principal.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in a diversified portfolio of fixed income securities of varying maturities. The Fund's average duration is typically expected to range from 75% to 125% of the average duration of the Lehman Brothers Intermediate Aggregate Bond Index based upon the Dwight's forecast for interest rates. The Fund's dollar-weighted average maturity will be more than 3 years and less than 10 years. The Fund invests primarily in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities ("junk bonds"). The Fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure such as dollar rolls.

Dwight uses its own fundamental investment and credit research in selecting fixed income securities for the Fund's portfolio. Dwight's security selection process is focused primarily on relative yield, sector and asset class allocation in addition to duration management.

MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in interest or currency rates, the financial markets, a company's individual situation, or industry changes.

Failure of a company to make timely interest or principal payments or a decline in the credit quality of an issuer, may cause such company's bond price to fall. These risks may be greater for companies whose bonds are rated less than investment grade (i.e., junk bonds) because of their greater risk of default.

Bond prices tend to move inversely with changes in interest rates. An increase in interest rates will generally cause bond prices to fall, which will affect the Fund's net asset value. Bonds with a longer maturity or effective duration may be more sensitive to changes in interest rates. With respect to mortgage-backed securities, falling interest rates may cause these securities to be pre-paid earlier than expected due to homeowners refinancing their home mortgages, which will alter the Fund's expected cash flows.

Some bonds are subject to being prepaid or called by their issuer, which would alter the Fund's expected cash flow.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.


For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Fund section beginning on page 17.

PERFORMANCE INFORMATION

Performance information is not presented since the Fund is new. For a discussion of the past performance of a composite of separate accounts managed by the Fund's Sub-Adviser pursuing the same objective and employing the same investment strategy as the Fund, see the "Related Performance Information" section of this prospectus.

FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund.

FEES AND EXPENSES TABLE**

                                                CLASS A                      CLASS C
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
MAXIMUM SALES CHARGE (LOAD)                      4.75%                   Not Applicable
(AS A PERCENTAGE OF OFFERING PRICE)
MAXIMUM DEFERRED SALES CHARGE (LOAD)           Not Applicable(1)              1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE)
REDEMPTION/EXCHANGE FEE
(AS A PERCENTAGE OF AMOUNT                       2.00% (2)                    2.00% (2)
 REDEEMED OR EXCHANGED)
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                  0.40%                        0.40%
Distribution (12b-1) Fees                      Not Applicable                 0.75%
Other Expenses
         Service Fees                             0.25%                        0.25%
         Other Operating Expenses                 1.95%(3)                     1.97%(4)
         Total Other Expenses                     2.20%                        2.22%
Total Annual Operating Expenses                   2.60%(3)                     3.37%(4)
Less: Fee Waiver (and/or)
Expense Reimbursement*                            1.50%                        1.52%
Net Expenses*                                     1.10%                        1.85%

     (1) If you purchase $1,000,000 or more Class A shares and redeem these shares within 12 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of redemption.

     (2) To prevent the Fund from being adversely affected by the transaction costs associated with excessive short-term trading activity, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed within 10 calendar days of their purchase. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

     (3) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 28. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 1.94% and 2.59%, respectively.

     (4) The Fund incurred legal, printing and audit expenses relating to the SEC and NYAG examinations discussed on page 28. The Adviser agreed to pay these expenses on behalf of the Fund. As a result, the Fund's Other Expenses and Total Annual Operating Expenses, after deducting the expenses borne by the Adviser, were 1.96% and 3.36%, respectively.

* These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2005. However, you should know that for the fiscal year ending March 31, 2005, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses of shares of the Fund (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.10% for Class A shares and 1.85% for Class C shares. You should also know that in any year in which the Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) are lower than 1.10% for Class A shares and 1.85% for Class C shares, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. At March 31, 2004, pursuant to the above, the amount Pilgrim Baxter could seek for reimbursement of previously waived and reimbursed fees for the Dwight Intermediate Fixed Income Fund was $57,815 expiring in March 2006. The Board made no reimbursement election during the fiscal year ended March 31, 2004.


** Prior to July 2004, the Dwight Intermediate Fixed Income Fund was named the PBHG Intermediate Fixed Income Fund.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses reflect net operating expenses for the one-year period and total annual fund operating expenses without expense waivers for years two through ten. The example is hypothetical. Your actual costs may be higher or lower.

YOUR COST OVER
            1 Year    2 Years    3 Years    4 Years     5 Years
Class A      $582      $842       $1,109     $1,382      $1,662
Class C      $291      $538       $895       $1,256      $1,624

            6 Years   7 Years    8 Years    9 Years     10 Years
Class A      $1,948    $2,241     $2,541     $2,849      $3,163
Class C      $1,998    $2,378     $2,764     $3,157      $3,556

YOU WOULD PAY THE FOLLOWING IF YOU DID NOT REDEEM YOUR SHARES

            1 Year    2 Years    3 Years    4 Years     5 Years
Class C      $188      $538       $895       $1,256      $1,624

            6 Years   7 Years    8 Years    9 Years     10 Years
Class C      $1,998    $2,378     $2,764     $3,157      $3,556

RELATED PERFORMANCE INFORMATION OF DWIGHT

Shown below is performance information for a separate account composite managed by the same Dwight investment professionals that have primary responsibility for the day-to-day management of the Dwight Intermediate Fixed Income Fund. The composite is comprised of an account that is managed with the same investment objective and strategy, and is subject to substantially identical investment policies and techniques as the Fund. The results presented are not intended to predict or suggest the return to be experienced by the Fund or the return that an individual investor might achieve by investing in the Fund. The Fund's results may be different from the composite because of, among other things, differences in fees and expenses, and because private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended (the "1940 Act") and the Internal Revenue Code, as amended, which, if applicable, may have adversely affected the performance of the composite. The performance data shown is net of all fees and expenses of the composite account. These fees and expenses are lower than those estimated for the Fund. Use of the Fund's estimated expenses would have lowered the composite performance results. Past performance results of a composite of similarly managed composite is not indicative of the Fund's future performance.

             YEAR ENDED                           SINCE INCEPTION
          JUNE 30, 2004(1)              MARCH 1, 2001 through June 30, 2004 (1)
                2.55%                                   7.16%

(1) The above returns were calculated using the performance measurement standards of the Association for Investment Management Research ("AIMR"). Results may have been different if the SEC method of calculating total return had been used instead of the AIMR method. The results shown above (a) represent discretionary, fee paying, separate accounts under management for at least six months, (b) reflect the reinvestment of any dividends or capital gains, and (c) is shown after deduction of advisory, brokerage or other expenses.

MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Clipper Focus Fund

PFR invests like a long-term business partner would invest -- it values a company's assets, projects long-term free cash flows and seeks shareholder-oriented management. PFR's investment process is very research intensive and includes meeting with company management, competitors and customers. Some of the major factors that PFR considers when appraising an investment include balance sheet strength and the ability to generate earnings and free cash flow. PFR's analysis gives little weight to current dividend income.

Analytic Disciplined Equity Fund

Analytic begins the stock selection process by ranking stocks according to their one-month expected return. Analytic then uses a process called "portfolio optimization" to select securities that it believes will:

o        Maximize expected returns for the Fund;

o        Minimize expected volatility relative to its benchmark; and

o Diversify the assets of the Fund among industries, sectors, and individual securities.

Analytic monitors the stocks held by the Fund on a real-time basis for developments in terms of news events (such as lawsuits or takeover bids) and significant changes in fundamental factors. Analytic sells a security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

Dwight Intermediate Fixed Income Fund

Dwight selects securities through an active strategy focused primarily on relative yield, sector, security and duration management to seek returns in excess of those of the benchmark index, the Lehman Brothers Intermediate Aggregate Bond Index. In structuring and managing the Fund's portfolio, Dwight seeks to enhance yield through selective allocation among the various asset classes in which the Fund may invest, such as mortgage, asset-backed and corporate securities. Dwight also evaluates the potential performance of various bond market sectors, then allocates investments among those sectors it believes will perform best. Further, Dwight reviews individual securities to identify issuers and issues that will add value to the portfolio. Based on its interest rate outlook, Dwight may engage in duration management within the overall limits described above. Finally, Dwight looks for relative value in certain parts of the yield curve. Dwight's investment process may evolve over time, and the extent to which Dwight employs the above or any other strategies at any one time will vary.

Heitman REIT Fund

Heitman analyzes and selects investments that it believes will provide a relatively high and stable yield and are good prospects for future growth in dividends. Most of these companies specialize in a particular geographic region or specialize in one or two product types, such as office buildings, shopping centers, industrial complexes, and hotels.

TS&W Small Cap Value Fund

TS&W employs a value-oriented approach to investing. The investment process is based on a four-factor valuation model. Parts one and two of the model attempt to assess a company's discount to private market value relative to other small cap stocks. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history. TS&W's decision to sell a security depends on many factors.

All Funds

Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses (except for the Dwight Intermediate Fixed Income Fund), they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

Each of the Analytic Disciplined Equity, TS&W Small Cap Value, Heitman REIT, and Dwight Intermediate Fixed Income Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

A description of the Trust's policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

RISKS AND RETURNS

EQUITY SECURITIES

Shares representing ownership or the right to ownership in a corporation. Each Fund may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS

Equity security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Equity security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

Equity securities may well underperform more stable investments (such as bonds and cash) in the short term.

POTENTIAL RETURNS

Equity securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

POLICIES TO BALANCE RISK AND RETURN

PFR, Analytic, TS&W and Heitman focus their active management on securities selection, the area they believe their respective investment methodologies can most enhance a Fund's performance.

PFR, TS&W and Heitman maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations. Analytic continuously monitors equity securities held by the Analytic Disciplined Equity Fund for developments that effect fundamental factors and sells an equity security when it believes the incremental benefit from the sale exceeds the associated transaction costs.

Under normal circumstances, each Fund intends to remain fully invested, with at least 65% (or in most cases, 80%) of its assets in securities.

GROWTH SECURITIES

Equity securities that an investment adviser believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS

See Equity Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in a Fund may never reach what the investment adviser believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Growth securities may appreciate faster than non-growth securities.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

VALUE SECURITIES

Equity securities that TS&W and PFR believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS

See Equity Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in a Fund may never reach what TS&W or PFR believes are their full value and may even go down in price.

POTENTIAL RETURNS

See Equity Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

In managing the Clipper Focus and TS&W Small Cap Value Funds, PFR and TS&W each use its their research, computer models and measures of value.

PFR considers selling a security when its share price reaches PFR's estimate of its intrinsic value.

The other Funds do not focus specifically on Value Securities.

FOREIGN EQUITY SECURITIES

Securities of foreign issuers, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Foreign investments, especially investments in emerging or developing markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it harder for a Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

POTENTIAL RETURNS

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

POLICIES TO BALANCE RISK AND RETURN

In managing the Analytic Disciplined Equity Fund, Analytic will select foreign securities according to the same standards they apply to domestic securities.

Analytic Disciplined Equity Fund may invest up to 20% of its total assets in foreign securities (ADR's not included in this limit). The Dwight Intermediate Fixed Income and TS&W Small Cap Value Funds limit the amount of total assets in securities of foreign issuers not traded in the U.S. to 15% (ADRs are not included in these limits). The Clipper Focus and Heitman REIT Funds do not invest a significant portion of their assets in foreign securities.

MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

POTENTIAL RISKS

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

POTENTIAL RETURNS

Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks. This will help contribute to the stability of the Fund's NAV.

POLICIES TO BALANCE RISK AND RETURN

The Dwight Intermediate Fixed Income Fund will generally invest in money market instruments for temporary defensive, duration management or cash management purposes.

The other Funds only invest in money market instruments for temporary defensive or cash management purposes.

SMALL AND MEDIUM SIZED COMPANY SECURITIES

POTENTIAL RISKS

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small and medium sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

POTENTIAL RETURNS

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

POLICIES TO BALANCE RISK AND RETURN

See Equity Securities.

In analyzing medium sized companies for Analytic Disciplined Equity Fund, Analytic screens for such factors as company fundamentals, liquidity and risk.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS

Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

POTENTIAL RETURNS

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

POLICIES TO BALANCE RISK AND RETURN

None of the Funds concentrate their investments in the groups of industries within the technology and communications sector of the market.

OVER-THE-COUNTER ("OTC") SECURITIES

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS

OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

POTENTIAL RETURNS

Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

POLICIES TO BALANCE RISK AND RETURN

PFR and Analytic use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

ILLIQUID SECURITIES

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

POTENTIAL RISKS

A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

POTENTIAL RETURNS

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

POLICIES TO BALANCE RISK AND RETURN

Each Fund may not invest more than 15% of its net assets in illiquid securities.

DERIVATIVES

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS

The value of derivatives are volatile.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, as well as gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a Fund buys or sells. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, a use of derivatives may result in losses in excess of the amount invested.

POTENTIAL RETURNS

Derivatives may be used for a variety of purposes, including:

o        To reduce transaction costs;

o        To manage cash flows;

o To maintain full market exposure, which means to adjust the characteristics of its investments to more closely approximate those of its benchmark;

o        To enhance returns; and

o To protect a Fund's investments against changes resulting from market conditions (a practice called "hedging").

POLICIES TO BALANCE RISK AND RETURN

Each Fund may use derivatives selectively for hedging, to reduce transaction costs or to manage cash flows.

To the extent a Fund enters into derivatives, it will, when necessary, segregate cash or other liquid assets equal to the settlement amount with its custodian to cover the contract. When a Fund sells certain derivative contracts, it will hold at all times the instruments underlying the contracts.

STRIPPED MORTGAGE-BACKED SECURITIES
Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. One class might receive all of the interest distributions - an interest-only strip (IOs) and the other all the principal distributions - principal only strips (POs).

POTENTIAL RISKS
The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities.
IO prices move in the opposite direction from interset rates and will therefore fall as interest rates rise. PO prices also move in the opposite direction from interest rates but only under certain circumstances. In addition, a rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgaged-backed securities may be more volatile than those of other fixed income securities.

The market for stripped mortgage-backed securities may be limited, making it difficult for a Fund to value or to sell its holdings at an acceptable price.

POTENTIAL RETURNS
Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.

POLICIES TO BALANCE RISK AND RETURN
Certain stripped mortgage-backed securities may be deemed illiquid. Each Fund may not invest more than 15% of its net assets in illiquid securities, including stripped mortgage-backed securities that are deemed to be illiquid.

REIT SECURITIES

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS

The real estate industry is particularly sensitive to:

o        Economic factors, such as interest rate changes or market recessions;

o Over-building in one particular area, changes in zoning laws, or changes in neighborhood values;

o        Increases in property taxes;

o        Casualty and condemnation losses; and

o        Regulatory limitations on rents.

REITs may expose a Fund to similar risks associated with direct investment in real estate. REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

POTENTIAL RETURNS

Investments in REITs permit a Fund to participate in potential capital appreciation and income opportunities in various segments of the real estate sector.

POLICIES TO BALANCE RISK AND RETURN

Each Sub-Adviser consider companies that they expect will generate good cash flow from the underlying properties, have proven management track records, and histories of increasing dividends.

SPECIAL SITUATIONS

The Clipper Focus Fund may invest in special situations. A special situation arises when PFR believes the securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to that company. Special situations are events that could change or temporarily hamper the ongoing operations of a company, including, but not limited to:

o Liquidations, reorganizations, recapitalizations, mergers or temporary financial liquidity restraints;

o Material litigation, technological breakthroughs or temporary production or product introduction problems; or


o Natural disaster, sabotage or employee error and new management or management policies.

Special situations affect companies of all sizes and generally occur regardless of general business conditions or movements of the market as a whole.

POTENTIAL RISKS

Special situations often involve much greater risk than is inherent in ordinary investment securities. In addition, the market price of companies subject to special situations may never reflect any perceived intrinsic values.

POTENTIAL RETURNS

Securities of companies in special situations may experience significant capital appreciation as the market recognizes their full value.

POLICIES TO BALANCE RISK AND RETURN

PFR's investment process is very research intensive, including meetings with company management, competitors and customers. PFR prepares valuation models for each company being researched and sells securities when share prices reach PFR's estimate of intrinsic value.

FIXED INCOME SECURITIES

Fixed Income securities includes U.S. government securities, U.S. government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments and certain other types of debt or hybrid instruments.

POTENTIAL RISKS

Fixed income security prices fluctuate over time. The price of a fixed-income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates or other adverse economic or political events. Also, fixed income securities may not deliver their expected yield as a result of the factors listed above.

POTENTIAL RETURNS

Fixed income securities may offer higher current income than other types of investments and offer diversification from equity securities.

POLICIES TO BALANCE RISKS AND RETURNS

With respect to the Dwight Intermediate Fixed Income Fund, Dwight maintains its own policies for balancing risks of individual fixed income securities against their potential yields and gains in light of the Fund's investment goals.

U.S. GOVERNMENT SECURITIES

U.S. Treasury bills, notes and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.

POTENTIAL RISKS

U.S. government securities generally offer lower yields than other fixed-income securities, making them more susceptible to changes in interest rates.

POTENTIAL RETURNS

The Dwight Intermediate Fixed Income Fund lowers the risk profile of its investment portfolio by holding U.S. government securities as the timely payment of principal and interest on such securities is guaranteed by the U.S. government.

POLICIES TO BALANCE RISK AND RETURN

In assessing an investment in a U.S. government security for the Dwight Intermediate Fixed Income Fund, Dwight balances the risks associated with the security against the potential returns to the Fund.

U.S. GOVERNMENT AGENCY SECURITIES

Debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises and U.S. government instrumentalities that are not direct obligations of the U.S. government.

POTENTIAL RISKS

U.S. government agency securities are not direct obligations of the U.S. government and certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government. U.S. government agency securities therefore represent a higher risk of default than U.S. government securities.

POTENTIAL RETURNS

U.S. government agency securities may offer higher yields and the potential for higher returns than U.S. government securities.

POLICIES TO BALANCE RISK AND RETURN

In assessing an investment in a U.S. government agency security for the Dwight Intermediate Fixed Income Fund, Dwight balances the risks associated with the security against the potential returns to the Fund.

MORTGAGE-BACKED SECURITIES

Securities that represent pools of mortgages (including CMOs), with investors receiving principal and interest payments from the repayment of underlying mortgage loans. Some mortgage-backed securities are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

POTENTIAL RISKS

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders. Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.

POTENTIAL RETURNS

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN

In assessing an investment in an mortgage-backed security for the Dwight Intermediate Fixed Income Fund, Dwight balances the risks associated with the security against the potential returns to the Fund and may look for mortgage-backed securities that have characteristics that make them less likely to be prepaid.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in a stream of payments from specific assets, such as auto or credit card receivables. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

POTENTIAL RISKS

Asset-backed securities may be adversely affected by changes in interest rates. Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.

POTENTIAL RETURNS

Asset-backed securities may offer higher yields and the potential for higher returns than certain other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN

With respect to the Dwight Intermediate Fixed Income Fund, Dwight maintains its own policies for balancing credit quality against potential yields and gains in light of the Fund's investment goals.

CORPORATE BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated at or above investment grade.

POTENTIAL RISKS

Issuers of corporate bonds may default on their obligations to repay principal and interest. Also, changes in interest rates may adversely affect the market value of corporate bonds.

POTENTIAL RETURNS

Investment grade corporate bonds typically have a higher yield than certain other fixed-income securities, such as U.S. government securities and have a lower risk of default than lower-rated corporate bonds.

POLICIES TO BALANCE RISK AND RETURN

With respect to the Dwight Intermediate Fixed Income Fund, Dwight maintains its own policies for balancing credit quality against potential yields and gains in light of the Fund's investment goals.

LOWER-RATED (JUNK) BONDS

Debt securities of industrial, utility, banking and other financial institutions that are rated below investment grade (BB/Ba or lower).

POTENTIAL RISKS

Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.

POTENTIAL RETURNS

Lower-Rated bonds offer higher yields and higher potential gains.

POLICIES TO BALANCE RISK AND RETURN

With respect to the Dwight Intermediate Fixed Income Fund, Dwight maintains its own policies for balancing credit quality against potential yields and gains in light of the Fund's investment goals. Also, the Dwight Intermediate Fixed Income Fund will not invest more than 15% of its assets in lower-rated bonds.

FOREIGN BONDS

Debt securities, such as corporate bonds and lower-rated bonds, of foreign governments and foreign industrial, utility, banking and other financial institutions.

POTENTIAL RISKS

In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability, differences in accounting, auditing, and financial reporting standards, a lack of adequate information from bond issuers due to less stringent government regulation, and adverse changes in foreign exchange rates.

POTENTIAL RETURNS

Foreign bonds represent a major portion of the world's fixed income securities and offer additional diversification opportunities as well as the potential for higher returns.

POLICIES TO BALANCE RISK AND RETURN

With respect to the Dwight Intermediate Fixed Income Fund, Dwight maintains its own policies for balancing credit quality and other risks against potential yields and gains in light of the Fund's investment goals. Dwight will manage the Dwight Intermediate Fixed Income Fund's currency exposure of its foreign investments and may hedge a portion of this exposure. Also, the Dwight Intermediate Fixed Income Fund will not invest more than 15% of its assets in foreign bonds.

ZERO COUPON AND PAY-IN-KIND SECURITIES

A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. Pay-in-kind securities are securities which generally pay interest through the issuance of additional securities.

POTENTIAL RISKS

The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

POTENTIAL RETURNS

Zero coupon and pay-in-kind securities may offer higher yields and higher potential gains than other fixed-income securities.

POLICIES TO BALANCE RISK AND RETURN

With respect to the Dwight Intermediate Fixed Income Fund, Dwight maintains its own policies for balancing credit quality and other risks against potential yields and gains in light of the Fund's investment goals.

THE INVESTMENT ADVISER & SUB-ADVISERS

THE INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Pilgrim Baxter managed over $7 billion in assets as of June 30, 2004 for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

Pilgrim Baxter oversees the investment decisions made by PFR as sub-adviser for Clipper Focus Fund, by Analytic as sub-adviser for Analytic Disciplined Equity Fund, by Heitman as sub-adviser for Heitman REIT Fund, by Dwight as sub-adviser for Dwight Intermediate Fixed Income Fund, and by TS&W as sub-adviser for TS&W Small Cap Value. The Trust's Board of Trustees supervises Pilgrim Baxter and the sub-advisers and establishes policies that Pilgrim Baxter and the sub-advisers must follow in their day-to-day investment management activities.

On June 21, 2004, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") entered into agreements with the SEC and the New York Attorney General ("NYAG") settling all charges related to "market timing" and "selective disclosure" activity in the PBHG Funds. In the settlements, Pilgrim Baxter, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. In connection with the settlements, on July 9, 2004, Pilgrim Baxter paid $40 million in disgorgement and $50 million in civil penalties. In addition, effective October 1, 2004, Pilgrim Baxter will be required to reduce management fees for all of the Fund's portfolios by at least 3.16%. The management fee reduction will result in an aggregate reduction of approximately $10 million over the next five years. Pilgrim Baxter, and not the Fund or the Fund's shareholders, will bear all the costs of complying with the settlements, including restitution, civil penalties, and associated fees related to these regulatory proceedings. Pilgrim Baxter has also agreed that it and its affiliates shall not directly or indirectly assess any fee or charge to any Fund portfolio or its shareholders to defray, recoup or reimburse any such reduction in management fees or other payments referred to in the preceeding sentence. The settlements require Pilgrim Baxter to operate in accordance with enhanced corporate governance policies and practices.

Further information regarding the specific details set forth in the settlement agreements is set forth under "Settlements and Pending Litigation" in the Fund's statements of additional information.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits, have been filed against certain PBHG Funds portfolios, Pilgrim Baxter and certain related parties. These lawsuits are primarily based upon the market timing, and selective disclosure allegations in the SEC and the NYAG actions referred to above. These lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits have been filed in Federal and state courts and seek such remedies as compensatory damages, restitution, rescission, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

On February 20, 2004, the Federal Multi-District Litigation Panel (the "Panel") issued an order centralizing hundreds of cases involving allegations of market timing and/or late trading in the mutual fund industry for administration in the District of Maryland. All of the cases brought against Pilgrim Baxter have been designated as "tag-along" cases and have been transferred to the Maryland U.S. District Court.

More detailed information regarding the lawsuits is provided in the Fund's statements of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against PBHG Funds, Pilgrim Baxter and related parties in the future. Information about any similar lawsuits will be provided for in the Fund's prospectuses or statements of additional information.

Any potential resolution of these lawsuits may include, but not be limited to, judgments or settlements for damages against Pilgrim Baxter, the Fund or any named defendant. In the event the Fund incurs any losses, costs or expenses in connection with such lawsuits, the Fund's Board of Trustees may pursue claims on behalf of the affected Fund portfolios against any party that may have liability to the Fund in respect thereof. It is currently too early to predict what will be the result of these lawsuits, however, Pilgrim Baxter does not believe that these lawsuits will materially affect its ability to carry out its duty as investment adviser to the Funds.

On May 20, 2004, Olga Menyhart, who claims to be a shareholder of the PBHG Growth Fund and PBHG Emerging Growth Fund (the "Portfolios"), filed suit in the United States District Court for the Middle District of Florida against Pilgrim Baxter, PBHG Fund Distributors, the Fund's distributor, and PBHG Fund Services, the Fund's administrator (together, Pilgrim Baxter, PBHG Fund Distributors and PBHG Fund Services are the "Pilgrim Baxter Entities"). The action is a derivative action brought by the plaintiff on behalf of the Portfolios pursuant to Sections 36(b) and 12(b) under the Investment Company Act of 1940, as amended (the "1940 Act"). The complaint alleges the Pilgrim Baxter Entities received fees under the PBHG Funds' investment advisory agreements and the PBHG Funds' 12b-1 Plans in violation of Sections 12(b) and 36(b) under the 1940 Act. The plaintiff is seeking to (i) rescind the PBHG Funds' investment advisory agreements with Pilgrim Baxter and the PBHG Funds' 12b-1 Plans; (ii) to recover either the total fees charged by the Pilgrim Baxter Entities or excess profits received by the Pilgrim Baxter Entities; and/or (iii) recover other excessive compensation received by, or improper payments wrongfully retained by, the Pilgrim Baxter Entities in breach of their fiduciary duties under the 1940 Act.

THE SUB-ADVISERS

PACIFIC FINANCIAL RESEARCH, INC. ("PFR"), a Massachusetts corporation located at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, is sub-adviser to the Clipper Focus Fund. PFR manages and supervises the investment of Clipper Focus Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. PFR, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., has provided investment management services to corporations, foundations, endowments, pension funds and other institutions as well as individuals since 1981. PFR managed approximately $17.8 billion in assets as of June 30, 2004.

ANALYTIC INVESTORS, INC. ("Analytic"), a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, is the sub-adviser for the Analytic Disciplined Equity Fund. Analytic manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Analytic is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc., and was founded in 1970 as one of the first independent investment counsel firms specializing in the creation and continuous management of optioned equity and optioned debt portfolios for fiduciaries and other long-term investors. Analytic serves pensions and profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic managed approximately $5.4 billion in assets as of June 30, 2004.

HEITMAN REAL ESTATE SECURITIES LLC (formerly named Heitman/PRA Securities Advisors LLC) ("Heitman"), a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois, 60601, is the sub-adviser to the Heitman REIT Fund. Heitman manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Heitman is wholly owned by Heitman LLC, an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. Heitman managed approximately $2.2 billion in assets as of June 30, 2004.

DWIGHT ASSET MANAGEMENT COMPANY ("Dwight"), a Delaware corporation located at 100 Bank Street, Burlington, Vermont 05401, is the sub-adviser to the Dwight Intermediate Fixed Income Fund. Dwight manages and supervises the investment of the Fund's assets on a discretionary basis, subject to the supervision of Pilgrim Baxter. Dwight is an affiliate of Pilgrim Baxter and Old Mutual (US) Holdings Inc. It has provided investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans since 1983. Dwight managed approximately $40.5 billion in assets as of June 30, 2004.

THOMPSON, SIEGEL & WALMSLEY, Inc. ("TS&W"), 5000 Monument Avenue, Richmond, VA 23230, is the sub-advisor to the TS&W Small Cap Value Fund. Founded in 1969, TS&W serves institutional investors, middle market investors, and individuals in managing equity, fixed income, international, and small cap equity investments. TS&W managed approximately $4.6 billion in assets as of June 30, 2004.

Each sub-adviser is entitled to receive a fee from Pilgrim Baxter equal to a percentage of the daily net assets of each Fund it sub-advises.

The Funds paid the following management fees (as a percentage of average daily net assets) during the last fiscal year.

Clipper Focus Fund                  1.00%
TS&W Small Cap Value Fund           0.78%*
Analytic Disciplined Equity Fund    0.70%
Heitman REIT Fund                   0.85%
Dwight Intermediate Fixed Income
Fund                                  **

* Reflects a waiver of fees.

** Fund waived all management fees during the last fiscal year.

THE PORTFOLIO MANAGERS

CLIPPER FOCUS FUND
A team of PFR's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

TS&W SMALL CAP VALUE FUND
Frank H. Reichel, III is the portfolio manager of the TS&W Small Cap Value Fund. Mr. Reichel has over sixteen years of experience managing value and small cap value portfolios. Mr. Reichel has worked as a portfolio manager for TS&W since August, 2000. Prior to joining TS&W, Mr. Reichel worked for seven years as a portfolio manager at Stratton Management Company.

ANALYTIC DISCIPLINED EQUITY FUND
A team of Analytic's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

HEITMAN REIT FUND
A team of Heitman's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

DWIGHT INTERMEDIATE FIXED INCOME FUND
A team of Dwight's investment professionals has primary responsibility for the day-to-day management of the Fund. For more information on the composition of the team managing the Fund, please see the SAI.

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investment vehicles and are not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Fund needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

The Trust's Board of Trustees has adopted and Pilgrim Baxter and its affiliates (collectively, for purposes of the section Policy Regarding Excessive or Short-Term Trading, "Pilgrim Baxter") and their agents have implemented the following tools designed to discourage excessive short-term trading in the
Funds:

       1) trade activity monitoring;
       2) trading guidelines;
       3) a redemption fee on trades in all funds described in this prospectus; and
       4) selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the Funds will occur. Moreover, each of these tools other than the redemption fee involves judgments that are inherently subjective. Pilgrim Baxter and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Pilgrim Baxter and its agents may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. Pilgrim Baxter and the Funds may modify these procedures in response to changing regulatory requirements, such as the SEC or U.S. Department of Labor, or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING
Pilgrim Baxter and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Pilgrim Baxter or one of its agents believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account other than exchanges into the PBHG Cash Reserves Fund. In making such judgments, Pilgrim Baxter and its agents seek to act in a manner that they believe is consistent with the best interests of Fund shareholders.

The ability of Pilgrim Baxter and its agents to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading.

TRADING GUIDELINES
If a shareholder exceeds four exchanges out of a Fund (other than PBHG Cash Reserves Fund) per calendar year, or if a Fund, Pilgrim Baxter or one of its agents, determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the determining party may, in its discretion, reject any additional purchase and exchange orders. Each Fund and Pilgrim Baxter and their agents reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. The movement out of (redemption) one fund and into (purchase) one or more other funds is considered a single exchange. The Fund may permit exceptions to the four exchange limit for wrap accounts that can demonstrate they are following a bona fide asset allocation program.

The ability of Pilgrim Baxter and its agents to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and certain fee-based program accounts is severely limited. Brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder accounts and do not disclose individual shareholder transaction information. In addition, some brokers, retirement plan administrators and fee-based program sponsors may be unable, or unwilling, to abide by any Fund imposed trading or exchange restriction. These are reasons why this tool cannot eliminate completely the possibility of excessive short-term trading.

REDEMPTION/EXCHANGE FEE
All Funds (except those noted below) will each impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, Pilgrim Baxter assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the remaining shareholders.

The redemption fee will not be applicable to shares of the PBHG Cash Reserve Fund. Also, the holding period for shares of the PBHG IRA Capital Preservation Fund will be twelve months instead 10 days.

The Fund charges the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange. The Fund will retain the fee for the benefit of the remaining shareholders.

The 2% redemption fee will not be charged (except as disclosed below) on transactions involving the following:

         1. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that do not have the systematic capability to process the redemption fees;
         2. total or partial redemptions of shares by omnibus accounts maintained by intermediaries such as broker dealers and retirement plans and their service providers that have negotiated pre-existing legal covenants and agreements with the Funds' to waive or not to impose redemption fees;
         3. total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the Funds or a financial intermediary;
         4. redemptions initiated to pay an asset-based fee charged to customers of certain fee-based or wrap programs; or
         5. redemptions initiated by a Fund, as permitted in the prospectus.

The exemptions to the redemption fee listed above do not apply to the PBHG IRA Capital Preservation Fund. The Fund is not able to make any exceptions to the redemption fee (even where redemptions result from required minimum distributions or the death of a shareholder) for the IRA Capital Preservation Fund.

The Fund's goal is to apply the redemption fee to all shares of each Fund (except the PBHG Cash Reserve Fund) regardless of the type of account through which the shares are held. That goal is not immediately achievable primarily because of systems limitations of certain intermediaries and preexisting contrary legal covenants and agreements with intermediaries. The Fund shall use its best efforts to encourage intermediaries that maintain omnibus accounts that are currently unable to support a redemption fee to modify their computer systems to do so and will attempt to renegotiate legal covenants and agreements with intermediaries that currently prohibit the imposition of such a fee. There is no guarantee that the Fund will be successful in those efforts.

FAIR VALUE PRICING
The Funds have fair value pricing procedures in place, and the Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Fund assets have been affected by events occurring after the close of trading. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Fund attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders.

VALUING PORTFOLIO SECURITIES
Each Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by PBHG Funds' Board of Trustees. See "Fair Value Pricing" on p. __. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

PRICING FUND SHARES - NET ASSET VALUE (NAV)

The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Each Fund's NAV is calculated and each Fund's shares are priced every day at the close of trading on the New York Stock Exchange (normally 4 p.m. Eastern Time) each day the exchange is open for business. Fund shares are not priced on days that the New York Stock Exchange is closed.

CHOOSING A SHARE CLASS

CLASSES OF SHARES

Two classes of each Fund are offered by this prospectus: Class A and Class C. Each class represents investments in the same portfolio of securities, but each class has its own sales charge and expense structure. When choosing a sales class, you should consult your financial advisor as to which class is most suitable for you. Below is a summary of certain features of the two share classes:


----------------------------------------------- ---------------------------------------- --------------------------------------
                                                                CLASS A                                 CLASS C
----------------------------------------------- ---------------------------------------- --------------------------------------
Initial Sales Charge                            up to 5.75%                              None
----------------------------------------------- ---------------------------------------- --------------------------------------
Contingent Deferred Sales Charge (CDSC)         None (except on redemptions of certain   1.00% on redemptions within one year
                                                large purchases held for less than one
                                                year)
----------------------------------------------- ---------------------------------------- --------------------------------------
Distribution and Service Fees                   0.25%                                    1.00%
----------------------------------------------- ---------------------------------------- --------------------------------------
Dividends                                       Generally higher than Class C due to     Generally lower than Class A due to
                                                lower annual expenses                    higher annual expenses
----------------------------------------------- ---------------------------------------- --------------------------------------
Typical Shareholder                             Generally more appropriate for           Generally more appropriate for
                                                long-term investors                      short-term investors
----------------------------------------------- ---------------------------------------- --------------------------------------

SALES CHARGES

CLASS A SHARES.

A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). Class A shares are divided into two categories: Equity Funds and Fixed Income Funds. Each category has a different schedule of initial sales charges. The term Public Offering Price used below includes a Fund's NAV plus any applicable initial sales charge.

Equity Funds. Class A shares of the following Funds (the "Equity Funds") are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: Clipper Focus, TS&W Small Cap Value, Analytic Disciplined Equity, and Heitman REIT Funds.

                                              Investor's Initial Sales Charge
                                              -------------------------------
                                               As a                   As a
                                            Percentage             Percentage
        Amount of Investment in            of the Public           of the Net
           Single Transaction             Offering Price        Amount Invested
     ------------------------------       --------------        ---------------
            $0 - 99,999                        5.75%                 6.10%
      $100,000 - 249,999                       4.50%                 4.71%
      $250,000 - 499,999                       3.25%                 3.36%
      $500,000 - 999,999                       2.00%                 2.04%

FIXED INCOME FUNDS.

         Class A shares of the Dwight Intermediate Fixed Income Fund (the "Fixed Income Fund") are currently sold with an initial sales charge ranging from 4.75% to 2.00% of the offering price on purchases of up to $1 million.

                                          Investor's Initial Sales Charge
                                          -------------------------------
                                          As a                     As a
                                       Percentage               Percentage
     Amount of Investment in         of the Public              of the Net
       Single Transaction            Offering Price           Amount Invested
     -------------------------       --------------           ---------------
            $0 - 99,999                  4.75%                     4.99%
      $100,000 - 249,999                 3.50%                     3.63%
      $250,000 - 499,999                 2.50%                     2.56%
      $500,000 - 999,999                 2.00%                     2.04%

CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES

Certain investors may be eligible to purchase Class A shares at net asset value and not pay an initial sales charge. You will not pay initial sales charges:

o on purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund purchased at net asset value may result in your paying a contingent deferred sales charge if such shares are redeemed within one year of purchase.

o        on shares purchased by reinvesting dividends and distributions

o when exchanging shares among certain Funds (see "General Policies - Exchanges Between Funds" for more information on exchanges between Funds)

o        when using the reinstatement privilege

o        when a merger, consolidation or acquisition of assets of a Fund occurs.

CLASS A PURCHASES ELIGIBLE FOR REDUCTIONS AND WAIVERS OF SALES CHARGES

PBHG Funds offers certain ways for you to reduce Class A initial sales charges. To be eligible for the initial sales charge reduction, you must inform your broker-dealer or financial advisor at the time you purchase shares that you qualify for such a reduction.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own.

Letters of Intent. Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of a Fund during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested.

CONCURRENT PURCHASES

You may combine simultaneous purchases of Class A and Class C shares of two or more Funds to determine your Class A sales charge. This concurrent purchases provision also includes purchases of PBHG Emerging Growth, PBHG Growth, PBHG Large Cap 20, PBHG Large Cap Growth, PBHG Select Growth, PBHG Strategic Small Company, PBHG Focused, PBHG Large Cap, PBHG Mid-Cap, PBHG Small Cap, PBHG Technology & Communications and PBHG IRA Capital Preservation Funds. Direct purchases of PBHG Cash Reserves Fund are excluded for purposes of this calculation.

CLASS C SHARES

Class C shares are not subject to an initial sales charge but may be sold with a contingent deferred sales charge (CDSC). Like Class A shares, there are different CDSC's for certain funds. Class C shares of Funds in the Equity and Fixed Income categories are currently sold with a CDSC of 1% on shares redeemed within one year of purchase. Shares of Funds in the Equity or Fixed Income category redeemed after one year will not pay a CDSC.

CLASS C PURCHASES NOT SUBJECT TO CDSC.

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

o if you redeem shares acquired through reinvestment of dividends and distributions

o        on increases in the net asset value of your shares

o on redemptions pursuant to a Systematic Withdrawal Plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any twelve-month period

o        when using the reinstatement privilege

There may be other situations when you may be able to purchase or redeem Class A or Class C shares at reduced or without sales charges. Consult the Funds' Statement of Additional Information for details.

COMPUTING A CDSC

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

BUYING SHARES

You may purchase Class A and Class C shares of each Fund through select broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price. Purchases of shares of each Fund may be made on any day on which the New York Stock Exchange is open for business. For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern time and promptly transmit the order to the Funds. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Funds so that you may receive the same day's net asset value.

The price per share you will pay to invest in a Fund is its NAV next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

CONCEPTS TO UNDERSTAND

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions to pay retirement expenses, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, consult a Old Mutual Shareholder Services Representative or a tax adviser.

MINIMUM INVESTMENTS

                                                   Initial         Additional
REGULAR ACCOUNTS                                   $ 2,500         no minimum
UNIFORM GIFTS/TRANSFER
            TO MINOR ACCOUNTS                      $   500         no minimum
TRADITIONAL IRAS                                   $ 2,000         no minimum
ROTH IRAS                                          $ 2,000         no minimum
COVERDELL EDUCATION SAVINGS ACCOUNTS               $   500         no minimum
SYSTEMATIC INVESTMENT                              $   500         $25
   PLANS(2) (SIP)

(2) PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

SELLING SHARES

You may sell your shares of each Fund by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time will be priced at the Fund's next calculated NAV. The redemption price will be reduced by any applicable CDSC. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

GENERAL POLICIES

o IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Fund is required by Federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. Each Fund reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

o        Each Fund may reject or suspend acceptance of purchase orders.

o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the aggregate NAV of the Fund in any 90-day period.

o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

o SEI Trust Company, the custodian for PBHG Traditional, Roth and Coverdell Education Savings accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page ___. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your broker-dealer or financial adviser.

EXCHANGES BETWEEN FUNDS

You may exchange some or all shares of a particular Class of a PBHG Fund for the same Class of another PBHG Fund that offers such Class of shares. Class A shares of a Fund may not be exchanged for Class C shares, and Class C shares of a Fund may not be exchanged for Class A shares.

Generally, you will not pay an initial sales charge when you exchange Class A shares of two or more Funds. However, you may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into a Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

The Funds described in this prospectus may also be exchanged with the PBHG Emerging Growth, PBHG Growth, PBHG Large Cap 20, PBHG Large Cap Growth, PBHG Select Growth, PBHG Strategic Small Company, PBHG Focused, PBHG Large Cap, PBHG Mid-Cap, PBHG Small Cap, PBHG Technology & Communications and PBHG Cash Reserves Funds.

If a shareholder exceeds four exchanges out of a fund described in this prospectus per calendar year, or if a Fund, Pilgrim Baxter or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive, the determining party may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption fee. See "Policy Regarding Excessive or Short-Term Trading" on page 32 for details of the Trust's trading guidelines and redemption fee.

SYSTEMATIC WITHDRAW PLAN

Permits you to have payments of $50 or more mailed or automatically transferred from your Fund accounts to your designated checking or savings account.

o Consult your broker, dealer or financial intermediary regarding how to establish this feature.

Note: You must maintain a minimum account balance of $5,000 or more.

DISTRIBUTION AND TAXES

Except for Heitman REIT Fund and Dwight Intermediate Fixed Income Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. The Heitman REIT Fund pays shareholders dividends from its net investment income quarterly and distributions from its net realized capital gains once a year, if available. The Dwight Intermediate Fixed Income Fund pays shareholders dividends from the net investment income monthly and distributions from its net realized gain once a year, if available. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are generally taxed at the ordinary income rate. However, distributions of qualified dividend income and of long-term capital gains are taxable at lower rates. The current qualified dividend income and long-term capital gains tax rates are provided in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.


TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax advisor about federal, state, and local tax consequences.

TAXABILITY OF DISTRIBUTIONS TO INDIVIDUAL AND OTHER NONCORPORATE SHAREHOLDERS

Type of                       Tax rate for                 Tax rate for
Distribution                  15% bracket and lower        higher than 15%

Dividends Generally           Ordinary income rate         Ordinary income rate
Qualified Dividends           5%                           15%
Short-term
  Capital Gains               Ordinary income rate         Ordinary income rate
Long-term
  Capital Gains               5%                           15%

DISTRIBUTION ARRANGEMENTS

PBHG Funds has four classes of shares, two of which, Class A and Class C, are offered by this prospectus. Class A and Class C have the same rights and privileges, except (i) Class A shares and Class C shares are subject to different sales charges (loads), as described in the section of this prospectus titled "Choosing a Share Class"; (ii) Class C shares are subject to a distribution fee, which is paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940; (iii) exchanges are not permitted between Class A shares and Class C shares but only among the same class; and (iv) Class A shares and Class C shares may have exclusive voting rights with respect to matters affecting only that class.

PBHG Funds, on behalf of Class A and Class C shares of each Fund, has adopted Distribution Plans and a Service Plan pursuant to which a Fund may pay distribution fees to the Funds' distributor, PBHG Fund Distributors and service fees to PBHG Fund Distributors , brokers, dealers or other financial intermediaries. Currently, PBHG Funds is not paying fees under the Distribution Plan for Class A shares of each Fund. Distribution fees are paid for the sale and distribution of all Class A shares and Class C shares of PBHG Funds. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders' accounts. All or a substantial portion of the distribution fees and service fees that are paid to PBHG Fund Distributors are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution fees and service fees are paid out of the assets of Class A shares and Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Fund Summaries" and "Choosing a Share Class" for details on the distribution fees and service fees.

PBHG FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

The Clipper Focus, Analytic Disciplined Equity and Heitman REIT Funds acquired the assets of its predecessor Fund, as noted under Fund Summaries, in a tax-free exchange by issuing new shares. This transaction was effective as of the close of business on December 14, 2001 for the Clipper Focus and Heitman REIT Funds and effective as of the close of business on January 11, 2002 for the Analytic Disciplined Equity Fund. None of the Funds had any assets prior to the acquisition. Consequently, the information presented for each Fund prior to the acquisition date represents the financial history of its corresponding predecessor fund.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD FOR THE YEARS OR PERIODS ENDED MARCH 31, (UNLESS OTHERWISE NOTED)


                     Net                                Realized and
                    Asset                 Net            Unrealized                             Distributions        Distributions
                    Value             Investment          Gains or              Total             from Net               from
                  Beginning             Income            (Losses)              from             Investment             Capital
                  of Period             (Loss)          on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 7.35             $ 0.05  1         $  2.48             $  2.53              $(0.04)                 --
  2003                10.42               0.06              (3.06)              (3.00)              (0.07)                 --
  2002 2              10.33               0.02               0.07                0.09                  --                  --
  2001 3              11.09               0.07              (0.76)              (0.69)              (0.07)                 --
  2000 3              12.31               0.06              (1.20)              (1.14)              (0.06)             $(0.02)
  1999 3              10.90               0.10               2.06                2.16               (0.10)              (0.65)

  CLASS A
  2004 +++            $8.66             $ 0.03  1         $  1.18             $  1.21              $(0.04)                 --

  CLASS C
  2004 +++            $8.66             $(0.02) 1         $  1.18             $  1.16              $(0.01)                 --




                                                                                                                     Ratio of Net
                                           Net                                   Net                                  Investment
                                          Asset                                Assets                Ratio              Income
                                          Value                                  End              of Expenses           (Loss)
                       Total               End               Total            of Period           to Average          to Average
                   Distributions        of Period           Return              (000)             Net Assets          Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.04)            $  9.84            34.50%           $ 65,668               1.24%                0.59%
  2003                  (0.07)               7.35           (28.83)%            53,983               1.19%                0.62%
  2002 2                   --               10.42             0.89%+           101,615               0.99%*               0.63%*
  2001 3                (0.07)              10.33            (6.22)%            95,031               0.99%                0.64%
  2000 3               (0.08)              11.09            (9.33)%           118,545               0.97%                0.53%
  1999 3                (0.75)              12.31            20.06%            145,185               0.99%                1.08%

  CLASS A
  2004 +++             $(0.04)            $  9.83            13.95%+          $     82               1.48%*               0.41%*

  CLASS C
  2004 +++             $(0.01)            $  9.81            13.41%+          $     78               2.23%*              (0.35)%*



                     Ratio           Ratio of Net
                  of Expenses         Investment
                  to Average         Income (Loss)
                  Net Assets          to Average
                  (Excluding          Net Assets
                   Waivers,           (Excluding
                   Expenses        Waivers, Expenses
                     Borne             Borne by
                  by Adviser          Adviser and         Portfolio
                  and Expense           Expense           Turnover
                 Reduction)^^^       Reduction)^^^          Rate
--------------------------------------------------------------------
--------------------------------------------------------------------
ANALYTIC DISCIPLINED EQUITY FUND
--------------------------------------------------------------------
  PBHG CLASS
  2004              1.25%                0.58%             267.41%
  2003              1.31%                0.50%             212.69%
  2002 2            1.33%*               0.29%*             65.99%+
  2001 3            1.09%                0.54%             229.00%
  2000 3            0.97%                0.53%             270.00%
  1999 3            1.11%                0.96%             261.00%

  CLASS A
  2004 +++          1.49%*               0.40%*            267.41%+

  CLASS C
  2004 +++          2.24%*              (0.36)%*           267.41%+



The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                      Net                              Realized and
                     Asset                 Net          Unrealized                             Distributions        Distributions
                     Value             Investment        Gains or              Total             from Net               from
                   Beginning             Income          (Losses)              from             Investment             Capital
                   of Period             (Loss)        on Securities        Operations            Income                Gains
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CLIPPER FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                $11.84            $ 0.05 1           $ 4.07              $ 4.12            $(0.06)            $(0.02)
  2003                 16.40              0.14              (4.31)              (4.17)            (0.15)             (0.24)
  2002 4               15.92              0.20               2.34                2.54             (0.14)             (1.92)
  2001 5               10.87              0.21               5.49                5.70             (0.21)             (0.44)
  2000 5               12.19              0.16              (1.18)              (1.02)            (0.16)             (0.14)
  1999 5,6             10.00              0.05               2.18                2.23             (0.04)                --


  CLASS A
  2004 +++            $14.22            $ 0.03 1           $ 1.69              $ 1.72            $(0.06)            $(0.02)

  CLASS C
  2004 +++            $14.22            $(0.05) 1          $ 1.69              $ 1.64            $(0.04)            $(0.02)



                                                                                                                    Ratio of Net
                                             Net                                   Net                              Investment
                                            Asset                                Assets              Ratio            Income
                                            Value                                  End            of Expenses         (Loss)
                         Total               End              Total             of Period         to Average        to Average
                     Distributions        of Period          Return               (000)           Net Assets        Net Assets
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CLIPPER FOCUS FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                 $(0.08)             $15.88            34.82%          $1,128,195              1.48%             0.36%
  2003                  (0.39)              11.84           (25.73)%            647,508              1.45%             1.00%
  2002 4                (2.06)              16.40            17.48%+            621,735              1.40%*            1.26%*
  2001 5                (0.65)              15.92            53.22%             272,069              1.40%             1.41%
  2000 5                (0.30)              10.87            (8.39)%             84,226              1.40%             1.47%
  1999 5,6              (0.04)              12.19            22.33%+             64,135              1.40%*            1.05%*


  CLASS A
  2004 +++             $(0.08)             $15.86            12.07%+         $    2,555              1.75%*            0.25%*

  CLASS C
  2004 +++             $(0.06)             $15.80            11.56%+         $    3,093              2.50%*           (0.48)%*


                         Ratio                 Ratio of Net
                      of Expenses               Investment
                      to Average               Income (Loss)
                      Net Assets                to Average
                      (Excluding                Net Assets
                       Waivers,                 (Excluding
                       Expenses              Waivers, Expenses
                         Borne                   Borne by
                      by Adviser                Adviser and               Portfolio
                      and Expense                 Expense                 Turnover
                     Reduction)^^^             Reduction)^^^                Rate
-------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
CLIPPER FOCUS FUND
------------------------------------------------------------------------------------
  PBHG CLASS
  2004                  1.49%                      0.35%                   24.31%
  2003                  1.52%                      0.93%                   50.05%
  2002 4                1.44%*                     1.23%*                  39.02%+
  2001 5                1.41%                      1.40%                  111.00%
  2000 5                1.47%                      1.40%                   54.00%
  1999 5,6              2.08%*                     0.37%*                  22.00%+


  CLASS A
  2004 +++              1.76%*                     0.24%*                  24.31%+

  CLASS C
  2004 +++              2.51%*                    (0.49)%*                 24.31%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS

---------------------------------
For a Share Outstanding Throughout Each Period
For the Years or Periods Ended March 31, (unless otherwise noted)


                     Net                              Realized and
                    Asset               Net            Unrealized                            Distributions       Distributions
                    Value           Investment          Gains or              Total            from Net              from
                  Beginning           Income            (Losses)              from            Investment            Capital
                  of Period           (Loss)          on Securities        Operations           Income               Gains
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TS&W SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^              $16.12           $(0.05) 1          $ 4.89              $ 4.84                 --             $(0.16)

  CLASS A
  2004,+++           $16.20           $(0.08) 1          $ 4.80              $ 4.72                 --             $(0.16)

  CLASS C
  2004,+++           $16.20           $(0.18) 1          $ 4.79              $ 4.61                 --             $(0.16)

----------------------------------------------------------------------------------------------------------------------------------
HEITMAN REIT FUND
----------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004               $ 8.06           $ 0.31 1           $ 3.80              $ 4.11             $(0.34)            $(0.12)
  2003                 9.58             0.30 1            (0.87)              (0.57)             (0.31)             (0.61)
  2002                 8.78             0.09               0.80                0.89              (0.09)                --
  2001 3,7             9.56             0.47               0.46                0.93              (0.45)             (1.21)
  2000 3               8.04             0.36               1.60                1.96              (0.36)                --
  1999 3               8.62             0.43              (0.54)              (0.11)             (0.47)                --


  CLASS A
  2004 ++            $ 9.84           $ 0.14 1           $ 2.02              $ 2.16             $(0.20)            $(0.12)

  CLASS C
  2004 ++            $ 9.84           $ 0.03 1           $ 2.09              $ 2.12             $(0.17)            $(0.12)



                                                           Net                                    Net
                                                          Asset                                 Assets              Ratio
                   Return                                 Value                                   End            of Expenses
                     of                Total               End              Total              of Period         to Average
                   Capital         Distributions        of Period          Return                (000)           Net Assets
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TS&W SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^               --               $(0.16)           $20.80            30.16%+           $ 25,553              1.50%*

  CLASS A
  2004,+++            --               $(0.16)           $20.76            29.26%+           $    198              1.75%*

  CLASS C
  2004,+++            --               $(0.16)           $20.65            28.58%+           $    153              2.50%*

---------------------------------------------------------------------------------------------------------------------------------
HEITMAN REIT FUND
---------------------------------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004            $(0.05) 8            $(0.51)           $11.66            52.08%            $133,980              1.30%
  2003             (0.03) 8             (0.95)             8.06            (5.73)%             70,039              1.27%
  2002                --                (0.09)             9.58            10.11%+             76,679              1.36%*
  2001 3,7         (0.05) 8             (1.71)             8.78            10.41%              61,378              1.14%
  2000 3           (0.08) 8             (0.44)             9.56            24.90%              75,013              1.36%
  1999 3              --                (0.47)             8.04            (1.16)%             65,767              1.25%


  CLASS A
  2004 ++         $(0.02) 8            $(0.34)           $11.66            22.35%+           $     61              1.56%*

  CLASS C
  2004 ++         $(0.02) 8            $(0.31)           $11.65            21.90%+           $    156              2.30%*


                                              Ratio                 Ratio of Net
                                           of Expenses               Investment
                                           to Average               Income (Loss)
                                           Net Assets                to Average
                                           (Excluding                Net Assets
                      Ratio of Net          Waivers,                 (Excluding
                       Investment           Expenses                  Waivers,
                         Income               Borne                Expenses Borne
                         (Loss)            by Adviser                by Advisers               Portfolio
                       to Average          and Expense               and Expense               Turnover
                       Net Assets         Reduction)^^^             Reduction)^^^                Rate
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
TS&W SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004^                 (0.42)%*             1.73%*                  (0.65)%*                  27.33%+

  CLASS A
  2004,+++              (0.68)%*             1.99%*                  (0.92)%*                  27.33%+

  CLASS C
  2004,+++              (1.43)%*             2.74%*                  (1.67)%*                  27.33%+

---------------------------------------------------------------------------------------------------------
HEITMAN REIT FUND
---------------------------------------------------------------------------------------------------------
  PBHG CLASS
  2004                   3.15%               1.31%                    3.14%                    78.20%
  2003                   3.42%               1.33%                    3.36%                   110.81%
  2002                   4.20%*              1.47%*                   4.09%*                   25.08%+
  2001 3,7               4.57%               1.14%                    4.57%                   139.00%
  2000 3                 4.14%               1.36%                    4.14%                    76.00%
  1999 3                 5.12%               1.25%                    5.12%                    49.00%


  CLASS A
  2004 ++                2.63%*              1.57%*                   2.62%*                   78.20%+

  CLASS C
  2004 ++                0.63%*              2.31%*                   0.62%*                   78.20%+


The accompanying notes are an integral part of the financial statements.

PBHG FUNDS


                    Net                                              Realized and
                   Asset                Net                           Unrealized                         Distributions
                   Value            Investment                         Gains or            Total           from Net
                 Beginning            Income        Redemption         (Losses)            from           Investment
                 of Period            (Loss)           Fees          on Securities      Operations          Income
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^           $10.00            $ 0.23 1           --              $ 0.38           $  0.61           $(0.23)

 CLASS A
 2004 +++          $10.00            $ 0.21 1           --              $ 0.38           $  0.59           $(0.21)

 CLASS C
 2004 +++          $10.00            $ 0.16 1           --              $ 0.37           $  0.53           $(0.16)




                                                                                              Net
                 Distributions                                            Reverse            Asset
                     from             Return                               Stock             Value
                    Capital             of               Total             Split              End              Total
                     Gains            Capital        Distributions       (Note 2)          of Period          Return
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^             $(0.08)             --             $(0.31)              --              $10.30             6.19%+

 CLASS A
 2004 +++            $(0.08)             --             $(0.29)              --              $10.30             6.00%+

 CLASS C
 2004 +++            $(0.08)             --             $(0.24)              --              $10.29             5.36%+



                                                                                Ratio            Ratio of Net
                                                                             of Expenses          Investment
                                                                             to Average          Income (Loss)
                                                                             Net Assets           to Average
                                                            Ratio            (Excluding           Net Assets
                                                           of  Net            Waivers,        (Excluding Waivers,
                       Net                               Investment        Expenses Borne       Expenses Borne
                     Assets              Ratio             Income            by Adviser,          by Adviser,
                       End            of Expenses          (Loss)          Reimbursements       Reimbursements          Portfolio
                    of Period         to Average         to Average          and Expense          and Expense           Turnover
                      (000)           Net Assets         Net Assets         Reduction)^^^        Reduction)^^^            Rate
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
 PBHG CLASS
 2004 ^^           $    6,377            0.85%*             3.33%*              2.36%*              1.82%*               258.83%+

 CLASS A
 2004 +++          $       53            1.10%*             3.05%*              2.60%*              1.55%*               258.83%+

 CLASS C
 2004 +++          $       66            1.85%*             2.37%*              3.37%*              0.83%*               258.83%+



The accompanying notes are an integral part of the financial statements.

*    Annualized

+    Total return and portfolio turnover have not been annualized.

++   Class A and Class C shares commenced operations on September 30, 2003.

+++  Class A and Class C shares commenced operations on July 31, 2003.

^    The PBHG Small Cap Value Fund commenced operations on July 25, 2003.

^^   The PBHG Intermediate Fixed Income Fund commenced operations on July 31,
     2003.

^^^ The Fund incurred legal, printing and auditing expenses relating to the SEC and NYAG examinations. The Adviser has agreed to pay for these expenses on behalf of the Fund. These expenses make up the expenses borne by Adviser line item on the Statements of Operations. If the Adviser did not pay the expenses, the expenses for the portfolios would have been higher than what is referred to in the tables.

1    Per share calculations were performed using average shares for the period.

2 On January 11, 2002, the Analytic Disciplined Equity Fund acquired the assets of the Analytic Enhanced Equity Fund. The operations of the Analytic Disciplined Equity Fund prior to the acquisition were those of the predecessor fund, the Analytic Enhanced Equity Fund. The Enhanced Equity Fund was a series of the UAM Funds, Inc. II.

3    For the year ended December 31.

4 On December 14, 2001, the Clipper Focus Fund acquired the assets of the Clipper Focus Portfolio. The operations of the Clipper Focus Fund prior to the acquisition were those of the predecessor fund, the Clipper Focus Portfolio. The Clipper Focus Portfolio was a series of the UAM Funds Trust.

5    For the year or period ended April 30.

6    The Clipper Focus Fund commenced operations on September 10, 1998.

7 On December 14, 2001, the Heitman REIT Fund acquired the assets of the Heitman Real Estate Portfolio. The operations of the Heitman REIT Fund prior to the acquisition were those of the predecessor fund, the Heitman Real Estate Portfolio. The Heitman Real Estate Portfolio was a series of UAM Funds Trust.

8 Historically, the Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REIT's. A portion of such distributions may include a return of capital.


Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

FOR MORE INFORMATION

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS

Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

To obtain the SAI, Annual/Semi Annual Reports or other information and for shareholder inquiries, call 1-800-724-4669.

Reports and other information about PBHG Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Funds are also available on the EDGAR database on the SEC's Internet site at HTTP://WWW.SEC.GOV and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.

Beginning no later than August 31, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004 will be available without charge (i) on the PBHG Funds website at www.pbhgfunds.com; (ii) by calling 800-433-0051; and (iii) on the Commission's website at www.sec.gov. The PBHG Funds has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities and Exchange website at www.sec.gov.

DISTRIBUTOR
PBHG Fund Distributors

SEC FILE NUMBER 811-04391

PBHG -- Sub-A&C Pro -- 7/04

          Protecting Your Personal Information

The PBHG Funds has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Restricted Use of Information
Occasionally, we may disclose this information to companies that perform services for the Funds, such as other financial institutions with whom we have joint marketing agreements, or to the Funds' proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

Safeguards to Keep Information Secure
We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.


                    THIS PAGE IS NOT PART OF THE PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 28, 2004



                                     TRUST:
                                   PBHG FUNDS

                                     FUNDS:




------------------------------------------------------------------------------
PBHG EMERGING GROWTH FUND                   PBHG MID-CAP FUND
PBHG GROWTH FUND                            PBHG SMALL CAP FUND
PBHG LARGE CAP 20 FUND                      CLIPPER FOCUS FUND
PBHG LARGE CAP GROWTH FUND                   (formerly known as PBHG Clipper Focus Fund)
PBHG SELECT GROWTH FUND                     TS&W SMALL CAP VALUE FUND
PBHG STRATEGIC SMALL COMPANY FUND            (formerly known as PBHG Small Cap Value Fund)
ANALYTIC DISCIPLINED EQUITY FUND            HEITMAN REIT FUND
 (formerly known as PBHG                      (formerly known as PBHG REIT Fund)
  Disciplined Equity Fund)                  PBHG TECHNOLOGY & COMMUNICATIONS FUND
PBHG FOCUSED FUND                            DWIGHT INTERMEDIATE FIXED INCOME FUND
PBHG LARGE CAP FUND                          (formerly known as PBHG Intermediate Fixed Income Fund)
                                             PBHG IRA CAPITAL PRESERVATION FUND
                                             PBHG CASH RESERVES FUND
 ------------------------------------------------------------------------------




                  INVESTMENT ADVISER: PILGRIM BAXTER & ASSOCIATES, LTD.







This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Funds (the "Trust" or "Registrant") and the PBHG Class and Advisor Class shares of the Funds named above. It should be read in conjunction with the current Prospectuses for the PBHG Class and Advisor Class shares of the Funds. The Prospectuses dated July 28, 2004, may be obtained without charge by calling 1-800-433-0051.

The Annual Report, except for page 1, is incorporated herein by reference for each Fund. The Annual Report may be obtained without charge by calling 1-800-433-0051.

                                TABLE OF CONTENTS


THE TRUST.............................................................2

DESCRIPTION OF PERMITTED INVESTMENTS..................................3

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS................7

INVESTMENT LIMITATIONS................................................27

TRUSTEES AND OFFICERS OF THE TRUST....................................30

5% AND 25% SHAREHOLDERS...............................................36

THE ADVISER...........................................................46

THE SUB-ADVISERS......................................................49

APPROVAL OF INVESTMENT ADVISER AND SUB-ADVISORY AGREEMENTS............56

THE DISTRIBUTOR.......................................................57

THE ADMINISTRATOR AND SUB-ADMINISTRATOR...............................58

OTHER SERVICE PROVIDERS...............................................61

PORTFOLIO TRANSACTIONS................................................61

DESCRIPTION OF SHARES.................................................64

PURCHASES AND REDEMPTIONS OF SHARES...................................64

DETERMINATION OF NET ASSET VALUE......................................71

TAXES    .............................................................73

PERFORMANCE ADVERTISING...............................................77

FINANCIAL STATEMENTS..................................................77

CREDIT RATINGS........................................................78

EXHIBITS..............................................................84

                                    THE TRUST


The Trust is an open-end management investment company which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the

Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust's name to The PBHG Funds, Inc. On July 16, 2001, The PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust's name changed to PBHG Funds.


Effective with the close of business on December 14, 2001, Clipper Focus Fund acquired the assets of Clipper Focus Portfolio of UAM Funds Trust, and Heitman REIT Fund acquired the assets of Heitman Real Estate Portfolio of UAM Funds Trust. Effective with the close of business on January 11, 2002, Analytic Disciplined Equity Fund acquired the assets of Analytic Enhanced Equity Fund of UAM Funds II, Inc. and PBHG IRA Capital Preservation Fund acquired the assets of IRA Capital Preservation Portfolio of UAM Funds Trust. In addition, for the period July 27, 1998 to April 7, 1999, the Institutional Class shares of the Analytic Enhanced Equity Fund were known as the Class A Shares of the PBHG Advisor Enhanced Equity Fund, a series of the PBHG Advisor Funds, Inc. Pilgrim Baxter managed and Analytic Investors sub-advised the PBHG Advisor Enhanced Equity Fund. On April 7, 1999, the PBHG Advisor Funds, Inc. changed its name to UAM Funds, II and the Class A shares of the PBHG Advisor Enhanced Equity Fund were renamed the Institutional Class shares of the Analytic Enhanced Equity Fund. From July 1, 1993 (commencement of operations) to July 27, 1998, the Class A shares of the PBHG Advisor Enhanced Equity Fund were known as the Analytic Enhanced Equity Portfolio, a series of the Analytic Series Fund, Inc. The Analytic Enhanced Equity Portfolio was managed by Analytic Investors, the Fund's sub-adviser. On July 27, 1998, the Class A Shares of the PBHG Advisor Enhanced Equity Fund acquired the assets and assumed the liabilities of the Analytic Enhanced Equity Portfolio.


This Statement of Additional Information relates to all Funds of the Trust. Shareholders may purchase shares through four separate classes: PBHG Class, Advisor Class (formerly the Trust Class), Class A and Class C shares, which have different distribution costs, voting rights and dividends. Except for these differences, each Class share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to only the PBHG Class and Advisor Class shares of the Trust. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in each Prospectus offering shares of the Funds.


Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to each Fund. The table below sets forth the sub-advisers and the Funds that they sub-advise.


              SUB-ADVISER                                 FUNDS
              -----------                                 -----

Wellington Management Company, LLP              Cash Reserves Fund
("Wellington Management")
Pacific Financial Research, Inc. ("PFR")        Clipper Focus Fund
Analytic Investors, Inc. ("Analytic")           Analytic Disciplined Equity Fund
Dwight Asset Management Company ("Dwight")      IRA Capital Preservation Fund
                                                Dwight Intermediate Fixed
                                                 Income Fund
Heitman Real Estate Securities LLC
(formerly named Heitman/PRA
Securities Advisors LLC) ("Heitman")            Heitman REIT Fund
Thompson, Siegel & Walmsley, Inc. ("TS&W")      TS&W Small Cap Value Fund

                       SETTLEMENTS AND PENDING LITIGATION

In connection with the Adviser's settlements of claims filed by the Securities and Exchange Commission ("SEC") and New York Attorney General's Office ("NYAG"),which are discussed in the Fund's prospectuses, the Adviser agreed to, among other things:

      (a) operate the Fund in accordance with enhanced corporate governance policies, which affect, among other things, Board composition and chairman independence;

      (b) use its best efforts to obtain the agreement of PBHG Funds to adopt enhanced corporate governance policies with respect to independent Trustee legal counsel and Board action;

      (c) use its best efforts to obtain the agreement of PBHG Funds to hold a meeting of PBHG Funds' shareholders, not less than every fifth calendar year starting in 2005, at which the Board of Trustees will be elected;

      (d) use its best efforts to obtain the agreement of PBHG Funds to have PBHG Funds comply with Rule 38a-1 under the Investment Company Act of 1940, as amended, by August 1, 2004;

      (e) maintain a compliance and ethics oversight infrastructure that includes a Code of Ethics Oversight Committee having responsibility for all matters relating to issues arising under the Adviser's Code of Ethics and an Internal Compliance Controls Committee, to be chaired by the Adviser's Chief Compliance Officer and include senior executives of the Adviser's operating businesses, which shall review compliance issues throughout the Adviser's business, endeavor to develop solutions to such issues, and oversee implementation of such solutions;

      (f) establish a corporate ombudsman to whom the Adviser's employees may communicate concerns about the Adviser's business matters that they believe implicate matters of ethics or questionable practices and the Adviser shall review such matters and solutions with the PBHG Funds' independent Trustees;

      (g) comply with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, by August 1, 2004;

      (h) have its Chief Compliance Officer be responsible for matters related to conflicts of interest and to report to the PBHG Funds' independent Trustees any breach of fiduciary duty and/or federal securities law of which he or she becomes aware in the course of carrying out his or her duties;

      (i) retain an Independent Distribution Consultant to develop a distribution Plan to pay disgorgement and penalty amounts, and any interest earnings thereon. The Distribution Plan shall provide for investors to receive from the monies available for distribution, in order of priority, (i) their proportionate shares of losses suffered by the PBHG Funds due to market timing, and (ii) a proportionate share of advisory fees paid by the PBHG Funds portfolios that suffered such losses during the period of such market timing;

      (j) retain an Independent Compliance Consultant to conduct a comprehensive review of the Adviser's supervisory, compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, the Code of Ethics and the Federal securities laws by the Adviser and its employees;

      (k) obtain a report from the Independent Compliance Consultant of its findings of its review of the Adviser, and provide such report to the PBHG Funds' Board of Trustees and the SEC staff. In addition, the Adviser shall adopt all recommendations in the report of the Independent Compliance Consultant, or with respect to any recommendation the Adviser considers unnecessary or inappropriate, propose in writing an alternative policy, procedure or system designed to achieve the same objective or purpose;

      (l) undergo, every third year commencing in 2006, a compliance review by a third party who is not an interested person, as defined in the Investment Company Act of 1940, as amended, of the Adviser;

      (m) cooperate fully with the SEC in any and all investigations, litigations or other proceedings relating to or arising from the matters in the Order Instituting Administrative and Cease-and-Desist Proceedings and/or set forth in the complaint in SEC v. Pilgrim, et. al.;

      (n) reduce fees by at least $2 million, in the first of five years, from the management fees that would have been paid by the Fund's portfolios based on the management fees, expense reimbursement and assets under management as of December 31, 2003, and not revise its management fees for a period of five years.

      (o) recommend in writing a senior officer ("Senior Officer") to the Fund's Board of Trustees to be hired by the Fund. The Senior Officer must have a title of at least Senior Vice President and may be the same person designated as the Fund's chief compliance officer. The Senior Officer must report at least quarterly to the Fund's Board and have the ability to retain consultants, experts or staff as necessary. In addition, the Senior Officer shall monitor compliance by the Fund and its investment advisers with Federal and state securities laws, state laws respecting conflicts of interest, fiduciary duties and codes of ethics and compliance manuals;

      (p) allow the Senior Officer to assist the Fund's Board of Trustees in
          (i) establishing a process to ensure that proposed management fees to be charged to the Fund are reasonable and negotiated at "arms' length, and (ii) determining the reasonableness of the proposed management fees by: (a) supervising an annual competitive bidding process; or (b) preparing or directing the preparation of an annual written independent evaluation of the proposed management fees addressing a number of factors designated by the NYAG;

      (q) publicly disclose a reasonable summary of the evaluation provided by the Senior Officer with respect to management fees and the opinions or conclusions of the Board with respect thereto. The fee summary shall be posted on the Fund's website and accompany each portfolio's prospectus, and the availability of such summary shall also be displayed predominantly in periodic account statements furnished to Fund shareholders;

      (r) disclose with each periodic account statement sent to investors by Pilgrim Baxter, its affiliates or a mutual fund Pilgrim Baxter provides services: (i) the fees and costs in actual dollars, charged to each investor based upon the investor's most recent quarterly account balance; and (ii) the fees and costs, in actual dollars, that would be charged on a hypothetical investment of $10,000 held for 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced management fee rates (such fees and costs based on $10,000 are the "Hypothetical Fee and Cost Information");

      (s) maintain a prominent posting on the Fund's website of a fee/cost calculator and the Hypothetical Fee and Cost Information.

      (t) disclose the Hypothetical Fee and Cost Information in the Fund's applicable prospectuses; and

      (u) cooperate fully with the NYAG in any pending or subsequently initiated investigation, litigation or other proceeding relating "market timing" and/or the subject matter of State of New York v. Pilgrim Baxter & Associates, Ltd., Gary L. Pilgrim and Harold J. Baxter.

A list of pending civil lawsuits that involve one or more Funds, their investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties as described in the Trust's Prospectuses is found in Exhibit C.

                      DESCRIPTION OF PERMITTED INVESTMENTS


EQUITY SECURITIES


COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.


PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.


GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.


Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.


Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.


DERIVATIVES


Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Fund's assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.

FUTURES CONTRACTS


A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). Under exemptive regulations adopted by the CFTC, the Funds will not be registered with, or regulated by the CFTC as a commodity pool operator.


No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.


If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its initial and variation margin deposits.


A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.


SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.


By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.


LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser expected to replicate substantially the movement of such futures or index future contract.


For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.


OPTIONS


Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Fund may utilize are discussed below.


WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.


A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.


A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.


WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.


A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.


PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intend to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.


SECURITIES INDEX OPTIONS. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser or Sub-Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.


OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.


The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.


A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.


A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities.


The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

A Fund will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund's custodian and marking to market daily an amount sufficient to cover the futures contract.


COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


OVER-THE-COUNTER OPTIONS. A Fund may enter into contracts to write over-the-counter options with primary dealers. The Funds have established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.


As with written exchange-traded options, a Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is "in-the-money" (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."


For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

             RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS


FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.


Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.


Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.


Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.


Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.


However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.


OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.


Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.


The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.


An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser or the applicable Sub-Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Fund can write on a particular security.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS


A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.


Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.


Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.


A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.


INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.


Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.


CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS


Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.


INVESTMENT COMPANY SHARES


The Funds may invest in shares of other investment companies (such as Standard & Poor's Depository Receipts -- "SPDRs" and other exchange traded funds such as iShares). Since such mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.


ILLIQUID INVESTMENTS


Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or Sub-Advisers determine the liquidity of the Trust's investments and, through reports from the Adviser or Sub-Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or Sub-Advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or Sub-Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES


Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Fund other than Cash Reserves limits the amount of total assets it invests in restricted securities to 15%. The Cash Reserves Fund limits the amount of total assets it invests in restricted securities to 10%.


FOREIGN CURRENCY TRANSACTIONS


A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.


A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.


In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable Sub-Adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable Sub-Adviser.


A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.


Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.


Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable Sub-Adviser in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable Sub-Adviser anticipates. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a Sub-Adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable Sub-Adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the Sub-Advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")


ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.


Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


SHORT-TERM INVESTMENTS


To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Fund, other than the Dwight Intermediate Fixed Income Fund, may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. The Dwight Intermediate Fixed Income Fund may generally invest in short-term securities including U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS


The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies; and

     o Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

     o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

BANKERS' ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.


CERTIFICATE OF DEPOSIT


A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

COMMERCIAL PAPER


The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

DEMAND INSTRUMENTS


Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

TIME DEPOSIT


A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.


U.S. GOVERNMENT AGENCY OBLIGATIONS


Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).


Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.


Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.


U.S. GOVERNMENT SECURITIES


Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.


U.S. TREASURY OBLIGATIONS


Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.


CORPORATE BONDS


Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.


CONVERTIBLE SECURITIES


Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.


A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.


While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable Sub-Adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.


REPURCHASE AGREEMENTS


Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.


MORTGAGE-BACKED SECURITIES


Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.


COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS


Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.


RISKS OF MORTGAGE-BACKED SECURITIES


Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.


COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)


CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.


A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.


CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES


Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.


OTHER ASSET-BACKED SECURITIES


These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.


Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.


To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.


RECEIPTS


Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS


Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.


WARRANTS


Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. Only the Small Cap, Mid-Cap, Large Cap, Analytic Disciplined Equity, IRA Capital Preservation, Heitman REIT and Dwight Intermediate Fixed Income Funds are permitted to invest in these securities. These Funds use segregated accounts to offset leverage risk.


ZERO COUPON BONDS


These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.


SECURITIES LENDING


A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

o The borrower must provide collateral at least equal to the market value of the securities loaned;

     o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     o    The Fund must be able to terminate the loan at any time;

     o The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

     o The Fund must determine that the borrower is an acceptable credit risk.


These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     o    Experience delays in recovering its securities.

     o    The Funds currently do not intend to engage in securities lending.



SHORT SALES


DESCRIPTION OF SHORT SALES. A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Dwight Intermediate Fixed Income Fund will not engage in short sales.


A Fund typically sells securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.


A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.


To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.


The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.


SHORT SALES AGAINST THE BOX. In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.


RESTRICTIONS ON SHORT SALES. A Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets;

     o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets; and

     o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.


Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.


FACTORS AFFECTING THE VALUE OF DEBT SECURITIES


The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES


The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK


This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

EXTENSION RISK


The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

CREDIT RATING


Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.


Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.


A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser or sub-adviser may determine that it is of investment-grade. The adviser or sub-adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.


Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.


Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.


The adviser or sub-adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser or sub-adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.


SMALL AND MEDIUM CAPITALIZATION STOCKS


Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Fund (other than the Cash Reserves, IRA Capital Preservation and Dwight Intermediate Fixed Income Funds) may be more suitable for long-term investors who can bear the risk of these fluctuations. The Emerging Growth Fund, Small Cap Fund, TS&W Small Cap Value Fund and Strategic Small Company Fund invest extensively in small capitalization companies. The Mid-Cap Fund invests extensively in medium capitalization companies. In certain cases, the Growth Fund, Select Growth Fund, Focused Fund, Technology & Communications Fund, Analytic Disciplined Equity Fund and Heitman REIT Fund invest in securities of issuers with small or medium market capitalizations. While the Adviser and certain sub-advisers intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER MARKET


Each Fund (except the Cash Reserves, IRA Capital Preservation and Dwight Intermediate Fixed Income Funds) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS


Each of the Funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.


Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


INVESTMENTS IN TECHNOLOGY COMPANIES


Each Fund (except the Cash Reserves, IRA Capital Preservation and Dwight Intermediate Fixed Income Funds) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Technology & Communications Fund is non-diversified, which means it will invest a higher percentage of its assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Technology & Communications Fund is concentrated, which means it will invest 25% or more of its total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Fund's investments in technology companies. For example, the technology companies in which the Technology & Communications Fund invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.


INITIAL PUBLIC OFFERINGS ("IPO")


Each Fund (except the Dwight Intermediate Fixed Income Fund) may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.


EUROPEAN ECONOMIC AND MONETARY UNION


The European Economic and Monetary Union (the "EMU") currently has 28 European states as members, with several additional states being considered for membership. The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.


WRAPPER AGREEMENTS


Wrapper Agreements are used in order to seek to stabilize the NAV of the IRA Capital Preservation Fund. Each Wrapper Agreement obligates the Wrapper Provider to maintain the "Book Value" of a portion of the Fund's assets (Covered Assets) up to a specified maximum dollar amount, upon the occurrence of certain specified events. Generally, the Book Value of the Covered Assets is their purchase price plus interest on the Covered Assets accreted at a rate specified in the Wrapper Agreement (Crediting Rate) minus withdrawals from Covered Assets and less an adjustment to reflect any defaulted securities. The Crediting Rate used in computing Book Value is calculated by a formula specified in the Wrapper Agreement and is adjusted periodically. In the case of Wrapper Agreements purchased by the Fund, the Crediting Rate used in computing Book Value is generally the actual yield of the Covered Assets, or an index-based approximation thereof plus or minus the amortization of unrealized gain or loss on the Covered Assets. As a result, while the Crediting Rate will generally reflect movements in the market rates of interest, it may at any time be more or less than these rates or the actual interest income earned on the Covered Assets. The Crediting Rate may also be impacted by defaulted securities and by increases and decreases of the amount of Covered Assets as a result of contributions and withdrawals tied to the purchase and redemption of shares. In no event will the Crediting Rate fall below zero percent under the Wrapper Agreements entered into by the Fund. Wrapper providers are generally banks, insurance companies and other financial institutions. The cost of wrapper agreements is typically 0.21% to 0.26% per dollar of Covered Assets per annum.


Generally, under the terms of a Wrapper Agreement, if the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value at the time the Covered Assets are liquidated in order to provide proceeds for withdrawals of Fund interests resulting from redemptions of shares by Individual Retirement Account owners, the Wrapper Provider becomes obligated to pay to the Fund the difference. Conversely, the Fund becomes obligated to make a payment to the Wrapper Provider if it is necessary for the Fund to liquidate Covered Assets at a price above their Book Value in order to make withdrawal payments. The terms of the Wrapper Agreements vary concerning when these payments must actually be made between the Fund and the Wrapper Provider. In some cases, payments may be due upon disposition of Covered Assets; other Wrapper Agreements provide for settlement of payments only upon termination of the Wrapper Agreement or total liquidation of the Covered Assets. (Withdrawals generally will arise when the Fund must pay shareholders who redeem shares.)


Because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Fund the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will be obligated to pay an amount as designated by their contract according to the withdrawal hierarchy specified by the Adviser or sub-adviser in the Wrapper Agreement. Thus, the Fund will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation.

The Fund expects that the use of Wrapper Agreements will under most circumstances permit it to maintain a constant NAV and to pay dividends that will generally reflect over time both the interest income of, and market gains and losses on, the covered assets held by the Fund less the expenses of the Fund. HOWEVER, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MAINTAIN A CONSTANT NAV OR THAT ANY SHAREHOLDER WILL REALIZE THE SAME INVESTMENT RETURN AS MIGHT BE REALIZED BY INVESTING DIRECTLY IN THE FUND ASSETS OTHER THAN THE WRAPPER AGREEMENTS. For example, a default or a credit downgrade by the issuer of a portfolio security or a Wrapper Provider on its obligations might result in a decrease in the value of the Fund assets and, consequently, the shares. The Wrapper Agreements generally do not protect the Fund from loss if an issuer of portfolio securities defaults on payments of interest or principal or if the issuer's securities lose value because of credit downgrades. Additionally, a Fund shareholder may realize more or less than the actual investment return on the portfolio securities. FURTHERMORE, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE AT ALL TIMES TO OBTAIN WRAPPER AGREEMENTS. Although it is the current intention of the Fund to obtain such agreements covering all of its assets (with the exceptions noted), the Fund may elect not to cover some or all of its assets with Wrapper Agreements should Wrapper Agreements become unavailable or should other conditions such as cost, in the Adviser's or sub-adviser's sole discretion, render their purchase inadvisable.


If, in the event of a default of a Wrapper Provider, the Fund were unable to obtain a replacement Wrapper Agreement, participants redeeming shares might experience losses if the market value of the Fund's assets no longer covered by the Wrapper Agreement was below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could prevent the Fund from achieving its investment objective of maintaining a stable NAV. If the Board determines that a Wrapper Provider is unable to make payments when due or if the Wrapper Provider credit rating is downgraded, the Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Fund might be unable to maintain NAV stability.


Some Wrapper Agreements require that the Fund maintain a specified percentage of its total assets in short-term investments (Liquidity Reserve). These short-term investments must be used for the payment of withdrawals from the Fund and Fund expenses. To the extent the Liquidity Reserve falls below the specified percentage of total assets, the Fund is obligated to direct all net cash flow to the replenishment of the Liquidity Reserve. The obligation to maintain a Liquidity Reserve may result in a lower return for the Fund than if these assets were invested in longer-term debt securities.


Wrapper Agreements may also require that the Covered Assets have a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. The Fund will purchase Wrapper Agreements whose criteria in this regard are consistent with the Fund's investment objective and policies.


Wrapper Agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Fund's ability to hold such downgraded securities.


Wrapper Agreements are structured with a number of different features. Wrapper Agreements purchased by the Fund are of three basic types: (1) non-participating, (2) participating and (3) "hybrid." In addition, the Wrapper Agreements will either be of fixed-maturity or open-end maturity ("evergreen"). The Fund enters into particular types of Wrapper Agreements depending upon their respective cost to the Fund and the Wrapper Provider's creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Fund will enter into participating Wrapper Agreements of open-end maturity.


TYPES OF WRAPPER AGREEMENTS


NON-PARTICIPATING WRAPPER AGREEMENT. Under a non-participating Wrapper Agreement, the Wrapper Provider becomes obligated to make a payment to the Fund whenever the Fund sells Covered Assets at a price below Book Value to meet withdrawals of a type covered by the Wrapper Agreement (a "Benefit Event"). Conversely, the Fund becomes obligated to make a payment to the Wrapper Provider whenever the Fund sells Covered Assets at a price above their Book Value in response to a Benefit Event. In neither case is the Crediting Rate adjusted at the time of the Benefit Event. Accordingly, under this type of Wrapper Agreement, while the Fund is protected against decreases in the market value of the Covered Assets below Book value, it does not realize increases in the market value of the Covered Assets above Book Value; those increases are realized by the Wrapper Providers.

PARTICIPATING WRAPPER AGREEMENT. Under a participating Wrapper Agreement, the obligation of the Wrapper Provider or the Fund to make payments to each other typically does not arise until all of the Covered Assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, these obligations are a factor in the periodic adjustment of the Crediting Rate and the fair value of the Wrapper Agreement. Generally, all of the Fund's Wrapper Agreements are participating.


HYBRID WRAPPER AGREEMENT. Under a hybrid Wrapper Agreement, the obligation of the Wrapper Provider or the Fund to make payments does not arise until withdrawals exceed a specified percentage of the Covered Assets, after which time payment covering the difference between market value and Book Value will occur. For example, a 50/50 hybrid wrap on $100 million of securities would provide for a participating wrapper be in place for the first $50 million of withdrawals which might lead to adjustments in the Crediting Rate, with a non-participating wrapper in place for the next $50 million of withdrawals, with those withdrawals not creating any adjustment to the Crediting Rate.


FIXED-MATURITY WRAPPER AGREEMENT. A fixed-maturity Wrapper Agreement terminates at a specified date, at which time settlement of any difference between Book Value and market value of the Covered Assets occurs. A fixed-maturity Wrapper Agreement tends to ensure that the Covered Assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the Covered Assets to the remaining life of the Wrapper Agreement.

EVERGREEN WRAPPER AGREEMENT. An evergreen Wrapper Agreement has no fixed maturity date on which payment must be made, and the rate of return on the Covered Assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity Wrapper Agreement, the rate of return on assets covered by an evergreen Wrapper Agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. Depending on the contractual provisions of the Wrapper Agreement, an Evergreen Wrapper Agreement may be converted into a fixed-maturity Wrapper Agreement that will mature in the number of years equal to the duration of the Covered Assets. Generally, all of the Fund's Wrapper Agreements will be evergreen agreements.


ADDITIONAL RISKS OF WRAPPER AGREEMENTS


In the event of the default of a Wrapper Provider, the Fund could potentially lose the Book Value protections provided by the Wrapper Agreements with that Wrapper Provider. However, the impact of such a default on the Fund as a whole may be minimal or non-existent if the market value of the Covered Assets thereunder is greater than their Book Value at the time of the default, because the wrapper provider would have no obligation to make payments to the Fund under those circumstances. In such event, the Fund may still have an obligation to the defaulting Wrapper Provider to make payment for the excess market value of the Covered Assets over the Book Value. In addition, the Fund may be able to obtain another Wrapper Agreement from another Wrapper Provider to provide Book Value protections with respect to those Covered Assets. The cost of the replacement Wrapper Agreement might be higher than the initial Wrapper Agreement due to market conditions or if the market value (plus accrued interest on the underlying securities) of those Covered Assets is less than their Book Value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting Wrapper Provider. If the Fund were unable to obtain a replacement Wrapper Agreement, participants redeeming shares might experience losses if the market value of the Fund's assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could prevent the Fund from achieving its investment objective of seeking to maintain a stable NAV.


With respect to payments made under the Wrapper Agreements between the Fund and the Wrapper Provider, Non-Participating Wrapper Agreements provide that payments may be due upon disposition of the Covered Assets, while Participating Wrapper Agreements provide for payment only upon the total liquidation of the Covered Assets or upon termination of the Wrapper Agreement. In none of these cases, however, would the terms of the Wrapper Agreements specify which Fund securities are to be disposed of or liquidated. Moreover, because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Fund the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Fund will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation. Under the terms of most Wrapper Agreements, the Wrapper Provider will have the right to terminate the Wrapper Agreement in the event that material changes are made to the Fund's investment objectives or limitations or to the nature of the Fund's operations. In such event, the Fund may be obligated to pay the Wrapper Provider termination fees. The Fund will have the right to terminate a Wrapper Agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination of a Wrapper Agreement or conversion of an Evergreen Wrapper Agreement to a fixed maturity, some Wrapper Agreements may require that the duration of some portion of the Fund's securities be reduced to correspond to the fixed maturity or termination date and that such securities maintain a higher credit rating than is normally required, either of which requirements might adversely affect the return of the Fund.


SENIOR LOANS


Senior Loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders. Senior Loans in which the Dwight Intermediate Fixed Income Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Dwight Intermediate Fixed Income Fund's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans.


STRUCTURED NOTES


The Dwight Intermediate Fixed Income Fund may invest in structured notes, including "total rate of return swaps," with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value. Structured notes are treated as Senior Loans.


STEP COUPON BONDS (STEPS)


The Dwight Intermediate Fixed Income Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.


TENDER OPTION BONDS


A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Advisor or sub-Advisor as the case may be, will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES


The Dwight Intermediate Fixed Income Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.


MORTGAGE DOLLAR ROLLS


Each Fund may invest in mortgage dollars rolls. In a mortgage dollar roll, a Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MUNICIPAL LEASE OBLIGATIONS


Each Fund may invest in municipal lease obligations. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.


PARTICIPATION INTERESTS


Each Fund may invest in partticipation interests either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. Each Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. Each Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS


When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Adviser or Sub-Adviser, as the case may be, present minimal credit risks.


INVERSE FLOATERS


Each Fund may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.


INTERFUND LOANS


Each Fund may lend uninvested cash up to 15% of its net assets to other current and future PBHG Funds and PBHG Insurance Series Funds portfolios advised by Pilgrim Baxter & Associates, Ltd. as well as to portfolios of other registered investment companies whose investment adviser is controlling, controlled by, or under common control with Pilgrim Baxter ("Affiliated Funds") and each Fund may borrow from other Affiliated Funds to the extent permitted under such Fund's investment restrictions. If a Fund has borrowed from other Affiliated Funds and the aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other Affiliated Funds by pledging securities or other Fund assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount. The ability of a Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to PBHG Funds, PBHG Insurance Series Fund and Pilgrim Baxter. Borrowing creates leverage and can magnify a Fund's losses, which risk is mitigated by limiting the amount that a Fund can borrow. See Investment Limitations - Non-Fundemental Restrictions number 3.





                             INVESTMENT LIMITATIONS


FUNDAMENTAL RESTRICTIONS


Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.


Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

     1. Each Fund, other than PBHG Large Cap 20 Fund, PBHG Focused Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund and
          Clipper Focus Fund, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

          Please refer to Non-Fundamental Investment Restriction number 2 for further information.


     2. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

          Please refer to Non-Fundamental Investment Restriction number 3 for further information.


     3. A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.


     4. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities,
          (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit PBHG Cash Reserves Fund's investment in domestic bank obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

          This limitation does not apply to PBHG Technology & Communications Fund or Heitman REIT Fund.

          Please refer to Non-Fundamental Investment Restriction number 4 for further information. In addition, because PBHG Technology & Communications Fund has an investment policy to concentrate its investments in the group of industries within the technology and communications sectors, and because Heitman REIT Fund has an investment policy to concentrate in the REIT industry, this restriction does not apply to these Funds.


     5. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.


     6. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.


     7. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

          Please refer to Non-Fundamental Investment Restriction number 5 for further information.


     8. A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.


Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL RESTRICTIONS


Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Pilgrim Baxter Advised Fund." This term means other investment companies and their series portfolios that have Pilgrim Baxter or an affiliate of Pilgrim Baxter as an investment advisor.

     1. A Fund may not invest more than 15% of its net assets in illiquid securities (10% for PBHG Cash Reserves Fund). This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

     2. In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or
          (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to PBHG Large Cap 20 Fund, PBHG Focused Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund and Clipper Focus Fund.

     3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) lessee liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or an Affiliated Fund on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A portfolio may not purchase additional securities when borrowings exceed 5% of the Fund's total assets.

     4. In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to PBHG Technology & Communications Fund or Heitman REIT Fund.

     5. In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3 % of its total assets and may lend money to another Affiliated Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.

     6. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund. A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.


All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).


SENIOR SECURITIES


The term "senior security", as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.


The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.


TEMPORARY DEFENSIVE POSITIONS


Under normal market conditions, each Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.


PORTFOLIO TURNOVER


Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for each of the Funds latest fiscal year or fiscal period is specified in the Financial Highlights table. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Portfolio holdings information related to each Fund, including the top holdings, will be made available to the general public on the Trust's website 15 calendar days after the end of each calendar quarter. The Trust's service providers which have contracted to provide services to the Trust (including the Custodian, Administrator, and certain others) and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Pilgrim Baxter, provided that the service is related to the investment advisory services that Pilgrim Baxter provides to the Trust.

Non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

      o a written request for non-standard disclosure must be submitted to and approved in writing by either Pilgrim Baxter's chief compliance officer, general counsel or chief investment officer;

      o  the request must relate to an appropriate business purpose; and

      o the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Pilgrim Baxter and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

The Trust's board of trustees has approved this portfolio holdings disclosure policy and must approve any material change to the policy. In addition, Pilgrim Baxter regularly presents to the Trust's board of trustees the list of recipients of non-standard disclosure of portfolio holdings information. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, Pilgrim Baxter nor any other entity receives any compensation or other consideration in connection with each such arrangement.

   Entity Name               Frequency of Holdings Disclosure                   Restrictions on  Use of Holdings Information
---------------------- ----------------------------------------------------- ----------------------------------------------------
Standard & Poor's      Top 10 Holdings quarterly on the 7th for all Funds    Holdings information may only be used for the
                                                                             specific and legitimate business purpose to which
                                                                             the parties agreed.  All holdings information is
                                                                             subject to a confidentiality agreement and there
                                                                             is a prohibition of trading based on the
                                                                             information received.
---------------------- ----------------------------------------------------- ----------------------------------------------------
---------------------- ----------------------------------------------------- ----------------------------------------------------
Callan                 Monthly holdings for each Fund managed by             Holdings information may only be used for the
                       Pilgrim Holdings information may only be              specific and legitimate business purpose to which
                       used for the Baxter without the use of a              the parties agreed.  All holdings information is
                       sub-advisor on the 1st specific and legitimate        subject to a confidentiality agreement and there
                       business purpose to which of each month.              is a prohibition of trading based on the
                       This group of Funds may  be expanded the parties      information received.
                       agreed.
---------------------- ----------------------------------------------------- ----------------------------------------------------
---------------------- ----------------------------------------------------- ----------------------------------------------------
Russell/Mellon         Complete holdings are disclosed on a quarterly        Holdings information may only be used for the
                       basis on the 1st of the quarter for PBHG Growth,      specific and legitimate business purpose to which
                       PBHG Mid-Cap, PBHG Large Cap, PBHG Small Cap, PBHG    the parties agreed.  All holdings information is
                       Strategic Small Company, Clipper Focus and PBHG       subject to a confidentiality agreement and there
                       Focused Funds.  This group of Funds may be expanded   is a prohibition of trading based on the
                       in the future.                                        information received.
---------------------- ----------------------------------------------------- ----------------------------------------------------




    TRUSTEES AND OFFICERS OF THE TRUST1DIRECTORS AND OFFICERS OF THE COMPANY

The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees have approved agreements under which, as described below, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, another registered investment company managed by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087.

--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*

--------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS,       POSITION HELD      TERM OF         PRINCIPAL OCCUPATION(S)     NUMBER OF          OTHER DIRECTORSHIPS
AND AGE             WITH THE TRUST    OFFICE* AND         DURING PAST 5 YEARS       PORTFOLIOS IN      HELD BY TRUSTEE
                                       LENGTH OF                                    THE PBHG FUND
                                      TIME SERVED                                   FAMILY COMPLEX
                                                                                    OVERSEEN BY
                                                                                    TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
John R.               Chairman of    Trustee since   Chief Financial Officer, The   26                 Director, The
Bartholdson          the Board and   1997            Triumph Group, Inc.                               Triumph Group, Inc.
 (59)                    lead                        (manufacturing) since 1992.                       since 1992.
                      Independent                                                                      Trustee, PBHG
                        Trustee                                                                        Insurance Series
                                                                                                       Fund, since 1997.
--------------------------------------------------------------------------------------------------------------------------
                        Trustee      Trustee since   Consultant, Syrus Associates   26                 Trustee, EQ Advisors
Jettie M. Edwards                    1997            (business and marketing                           Trust (investment
(58)                                                 consulting firm) since                            company - 37
                                                     1986-2002.                                        portfolios) since 1997.
                                                                                                       Trustee, PBHG
                                                                                                       Insurance Series
                                                                                                       Fund, since 1997

--------------------------------------------------------------------------------------------------------------------------
                        Trustee      Trustee since   Senior Vice President,         26                 Trustee, PBHG
Albert A. Miller                     1997            Cherry & Webb, CWT Specialty                      Insurance Series
 (70)                                                Stores 1995 - 2000, Advisor                       Fund, since 1997
                                                     and Secretary, the
                                                     Underwoman Shoppes Inc.
                                                     (retail clothing stores),
                                                     1980 - 2002. Merchandising
                                                     Group Vice President, R.H.
                                                     Macy & Co. (retail
                                                     department stores),
                                                     1958-1995. Retired.
--------------------------------------------------------------------------------------------------------------------------


*Trustee of the Trust until such time as his or her successor is duly elected and appointed.

----------------------------------------------------------------------------------------------------------------------------
OFFICERS*

----------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND AGE      POSITION HELD    TERM OF OFFICE* AND LENGTH            PRINCIPAL OCCUPATION(S) DURING
                            WITH THE FUND          OF TIME SERVED                            PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
David J. Bullock              President     President since 2003                   President and Director, Pilgrim Baxter
(48)                                                                               & Associates, Ltd. since July 2003.
                                                                                   Chief Executive Officer, Pilgrim Baxter
                                                                                   & Associates., Trustee, Old Mutual
                                                                                   Investment Partners, Old Mutual Shareholder
                                                                                   Services and Old Mutual Fund Services, Inc.
                                                                                   since November 2003.  President, PBHG
                                                                                   Insurance Series Fund since November 2003.
                                                                                   Chief Operating Officer, Pilgrim Baxter &
                                                                                   Associates, Ltd. July 2003 to March
                                                                                   2004. President and Chief Executive
                                                                                   Officer, Transamerica Capital, Inc.
                                                                                   1998-2003.
----------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings              Treasurer,     Treasurer, Chief Financial Officer,    Vice President, since January 2001 and
 (40)                           Chief       Controller since 1997                  Sales and Marketing Director Pilgrim
                              Financial                                            Baxter & Associates, Ltd. since April
                              Officer,                                             2004.  President, Old Mutual Fund Services
                             Controller                                            since December 1998.  Treasurer, Chief
                                                                                   Financial Officer and Controller, PBHG
                                                                                   Insurance Series Fund since March 1997.
                                                                                   President, Old Mutual Shareholder Services,
                                                                                   Inc. since June 2001. President, Old Mutual
                                                                                   Investment Partners, 1999 - 2003.  Vice
                                                                                   President, Old Mutual investment Partners since
                                                                                   March 2003.  Treasurer, Old Mutual
                                                                                   Investment Partners, 1996-1999.  Director of
                                                                                   Mutual Fund Operations, Pilgrim Baxter
                                                                                   & Associates, Ltd., 1996-2001.
----------------------------------------------------------------------------------------------------------------------------
John M. Zerr               Vice President
(42)                        and Secretary   Vice President and Secretary since     Chief Operating Officer, Pilgrim
                                               1997                                Baxter & Associates, Ltd since March
                                                                                   2004. Senior Vice President, Pilgrim Baxter &
                                                                                   Associates, Ltd. since 2001 and General
                                                                                   Counsel and Secretary, Pilgrim Baxter
                                                                                   & Associates, Ltd. since November
                                                                                   1996.  Vice President and Secretary,
                                                                                   PBHG Insurance Series Fund since
                                                                                   March 1997. General Counsel and
                                                                                   Secretary, Pilgrim Baxter Value
                                                                                   Investors, Inc., 1996-2002. General
                                                                                   Counsel and Secretary, Old Mutual Fund
                                                                                   Services and Old Mutual Investment Partners,
                                                                                   since January 1998. General Counsel
                                                                                   and Secretary, Old Mutual Shareholder
                                                                                   Services, Inc. since June 2001.
----------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III      Vice President   Vice President and Assistant           Vice President, Deputy General Counsel
                            and Assistant   Secretary since 2002                   and Assistant Secretary, Pilgrim Baxter
 (44)                         Secretary                                            & Associates, Ltd., Old Mutual Investment
                                                                                   Partners and Old Mutual Fund Services,
                                                                                   since January 2004. Vice President and
                                                                                   Assistant Secretary, PBHG Insurance
                                                                                   Series Fund, since March 2002.  Vice
                                                                                   President, Senior Legal Counsel and
                                                                                   Assistant Secretary, Pilgrim Baxter &
                                                                                   Associates, Ltd., Old Mutual Investment
                                                                                   Partners and Old Mutual Fund Services
                                                                                   2001-2004. Senior
                                                                                   Counsel and Assistant Secretary,
                                                                                   Pilgrim Baxter Value Investors, Inc.,
                                                                                   2001-2002.  Director and Senior
                                                                                   Counsel, Merrill Lynch Investment
                                                                                   Managers, L.P. and Princeton
                                                                                   Administrators, L.P. from September
                                                                                   1997 until December 2001 and holding
                                                                                   various other positions at these
                                                                                   companies from 1991 to 1997; Secretary
                                                                                   of various Merrill Lynch and Mercury
                                                                                   open-end funds, as well as Somerset
                                                                                   Exchange Fund and The Europe Fund,
                                                                                   Inc., until December 2001.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon            Vice President  Vice President since 2001               Vice President and Chief Compliance
 (41)                                                                              Officer, Pilgrim Baxter & Associates,
                                                                                   Ltd. since April 2001. Chief
                                                                                   Compliance Officer, Old Mutual Fund
                                                                                   Services and Old Mutual Shareholder
                                                                                   Services, Inc. and Registered Principal
                                                                                   Old Mutual Investment Partners since April
                                                                                   2001. Vice President, PBHG Insurance
                                                                                   Series Fund, since 2001. Chief
                                                                                   Compliance Officer, Pilgrim Baxter
                                                                                   Value Investors, Inc., 2001-2002. Chief
                                                                                   Compliance Officer, Pilgrim Baxter
                                                                                   Private Equity Advisor, 2001-2003.
                                                                                   Vice President and Deputy Compliance
                                                                                   Director, Delaware Investments, 1995-
                                                                                   2001.
----------------------------------------------------------------------------------------------------------------------------
Stephen F. Panner          Assistant       Assistant Treasurer                     Fund Administration Manager, Pilgrim
                           Treasurer                                               Baxter & Associates, Ltd. since
                                                                                   February 2000. Assistant Treasurer,
34)                                        Since 2000                              PBHG Insurance Series Fund, since
                                                                                   December 2000. Fund Accounting
                                                                                   Manager, SEI Investments Mutual Fund
                                                                                   Services, 1997-2000.
----------------------------------------------------------------------------------------------------------------------------
William P. Schanne         Assistant       Assistant Treasurer                     Fund Administration Associate, Pilgrim
                           Treasurer                                               Baxter & Associates, Ltd. since August
(31)                                       Since 2001                              2001. Assistant Treasurer, PBHG
                                                                                   Insurance Series Fund since December
                                                                                   2001. Fund Accounting Supervisor,
                                                                                   PFPC, Inc., 1999-2001. Fund
                                                                                   Accountant, PFPC, Inc., 1998-1999.
                                                                                   Annuity Loan Officer and Fund
                                                                                   Auditor, Carpenters' Health and
                                                                                   Welfare of Philadelphia, 1996-1998.
----------------------------------------------------------------------------------------------------------------------------

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

The Trustees of PBHG Funds are responsible for major decisions relating to the Fund's investment goal, policies, strategies and techniques. The Trustees also supervise the operation of PBHG Funds by its officers and service various service providers, but they do not actively participate in the day-to-day operation of or decision making process related to PBHG Funds. The Board of Trustees has two standing committees: a Nominating and Compensation Committee and an Audit Committee. Currently, the members of each Committee are Jettie Edwards, John Bartholdson and Albert Miller, comprising all the disinterested Trustees of PBHG Funds. The Nominating and Compensation Committee selects and nominates those persons for membership on the PBHG Funds' Board of Trustees who are disinterested trustees, reviews and determines compensation for the disinterested Trustees of PBHG Funds and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees of PBHG Funds with legal advice as needed. During PBHG Funds' fiscal year ended March 31, 2004, the Nominating and Compensation Committee held 1 meeting. The Nominating Committee currently does not consider nominations from shareholders. The Audit Committee oversees the financial reporting process for PBHG Funds, monitoring the PBHG Funds' audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire PBHG Funds Board of Trustees and evaluates the independent audit firm's performance, costs and financial stability. During PBHG Funds' fiscal year ended March 31, 2004, the Audit Committee held 2 meetings.

The table below provides the dollar range of shares of the Fund and the aggregate dollar range of shares of all funds advised by Pilgrim Baxter, owned by each Trustee as of December 31, 2003.

---------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY SECURITIES IN                         AGGREGATE DOLLAR RANGE OF EQUITY
                              THE FUNDS                                                    SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                           COMPANIES IN THE PBHG FAMILY
                                                                                           COMPLEX OVERSEEN BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson           PBHG Emerging Growth Fund 0 - $10,000                          $10,000 - $50,000
                              PBHG Select Growth Fund $10,000 - $50,000
-----------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards             PBHG Emerging Growth Fund $10,000 - $50,000                    $50,000 - $100,000
                              PBHG Growth Fund $10,000 - $50,000
                              Clipper Focus Fund 0 - $10,000
-----------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller              PBHG Emerging Growth Fund $50,000 - $100,000                   $50,000 - $100,000
                              PBHG Growth Fund $10,000 - $50,000
                              PBHG Select Growth Fund $10,000 - $50,000
                              PBHG Technology & Communications Fund $10,000 - $50,000
                              PBHG Strategic Small Company Fund $10,000 - $50,000
-----------------------------------------------------------------------------------------------------------------------------------

Each current Trustee of the Trust received the following compensation during PBHG Funds' fiscal year ended March 31, 2004:

---------------------------------------------------------------------------------------------------------------
NAME OF PERSON,                  AGGREGATE            PENSION OR           ESTIMATED            TOTAL
POSITION                         COMPENSATION         RETIREMENT           ANNUAL               COMPENSATION
                                 FROM                 BENEFITS             BENEFITS UPON        FROM TRUST
                                 TRUST                ACCRUED AS PART      RETIREMENT           AND TRUST
                                                      OF TRUST                                  COMPLEX
                                                      EXPENSES                                  PAID TO
                                                                                                TRUSTEES*
---------------------------------------------------------------------------------------------------------------
John R. Bartholdson,             $63,455              N/A                  N/A                  $97,750
Trustee                                                                                         for services on
                                                                                                two boards
---------------------------------------------------------------------------------------------------------------
                                                                                                $97,750
Jettie M. Edwards,               $63,455              N/A                  N/A                  for services on
Trustee                                                                                         two boards
---------------------------------------------------------------------------------------------------------------
Albert A. Miller,                $63,455              N/A                  N/A                  $97,750
Trustee                                                                                         for services on
                                                                                                two boards
---------------------------------------------------------------------------------------------------------------

*Compensation expenses are allocated pro rata based on the relative net assets of the Fund included in the Trust Complex.

                             5% AND 25% SHAREHOLDERS


As of July 12, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund of the Trust. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.

  -----------------------------------------------------------------------------------------------------------
  PBHG EMERGING GROWTH FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          18.16%
  For the Exclusive Benefit of our Customer
  200 Liberty St. One World Financial Center
  Attn: Mutual Funds Dept. 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            11.81%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  American United Life Insurance Company                                                                5.15%
  Group Retirement Annuity Separate Account II
  One Americanm Square
  PO Box 1995
  Indianapolis, IN 46206-9202
  -----------------------------------------------------------------------------------------------------------
  PBHG EMERGING GROWTH FUND ADVISOR CLASS                                                             N/A
  -----------------------------------------------------------------------------------------------------------
  PBHG EMERGING GROWTH FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG EMERGING GROWTH FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG GROWTH FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          23.58%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            14.39%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  American United Life Insurance Company                                                                7.72%
  GRP Retirement Annuity Separate Acct II
  One American Square
  PO Box 1995
  Indianapolis IN 46206-9102
  -----------------------------------------------------------------------------------------------------------
  PBHG GROWTH FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  The Travelers Insurance Company                                                                     100.00%
  Attn Roger Ferland
  PO Box 990027
  Hartford CT  06199-0027
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG GROWTH FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG GROWTH FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP GROWTH FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            31.11%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  CitiGroup Global Markets Inc.                                                                        11.33%
  Exclusive Benefit of our Customers
  NAV Program
  333 W 34th Street
  New York NY 10001-2402
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          11.24%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP GROWTH FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Investors Bank & Trust Company Cust FBO Various Retirement Plans A/C #                            95.64%
  Divinvst 4 Manhattanville Rd.
  Purchase NY 10577-2139
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP GROWTH FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     73.55%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Dain Rauscher Inc. FBO                                                                               26.32%
  Boyle Halver Son Hogenson TTEE
  Anesthesia Assoc 401k
  U/A DTD 09/01/1971 FBO Leroy Koopmeiners 817 N 7th Ave.
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP GROWTH FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     99.81%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG SELECT GROWTH FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            22.80%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          19.28%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  PBHG SELECT GROWTH FUND ADVISOR CLASS                                                               N/A
  -----------------------------------------------------------------------------------------------------------
  PBHG SELECT GROWTH FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG SELECT GROWTH FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG TECHNOLOGY & COMMUNICATIONS FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          22.30%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            17.91%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  PBHG TECHNOLOGY & COMMUNICATIONS FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Transamerica Life Insurance & Annuity Company                                                        97.62%
  TI Tech & Comm.
  PO Box 30368
  Los Angeles CA 90030-0368
  -----------------------------------------------------------------------------------------------------------
  PBHG TECHNOLOGY & COMMUNICATIONS FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     99.96%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG TECHNOLOGY & COMMUNICATIONS FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP 20 FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            21.96%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          14.47%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP 20 FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     61.22%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  First Clearing Corp Cust                                                                             22.03%
  C/O Delaware Char Guar & TR CO
  FBO Diane Slocumb 403 (B)(7)
  105 Lyman Street
  Shelby NC 28152-9590
  -----------------------------------------------------------------------------------------------------------
  Nationwide Trust Co. FBO                                                                             14.68%
  C/O IPO Portfolio Accounting
  P.O. Box 182029 Columbus OH 45218-2029
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP 20 CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP 20 CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     84.23%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  First Clearing LLC                                                                                   15.77%
  Robert H Pritchard IRA
  FCC as Cust
  927 Sparks Road
  Sparks, MD 21152-9322
  -----------------------------------------------------------------------------------------------------------
  PBHG STRATEGIC SMALL COMPANY FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          18.36%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            12.97%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  Putnam Fidiciary Trust Company Cust                                                                   5.35%
  FBO Copperweld Savings Plan
  Investors Way
  Attn DC PL Admin Team MSN6G523168
  Norwood, MA 02062
  -----------------------------------------------------------------------------------------------------------
  PBHG STRATEGIC SMALL COMPANY FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Guardian Group Pension Cust                                                                          98.23%
  FBO Guardian Ins & Annuity Co Inc
  1560 Valley Center Pkwy Ste 100
  Bethlehem PA 18017-2289
  -----------------------------------------------------------------------------------------------------------
  PBHG STRATEGIC SMALL COMPANY FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     89.37%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Ameritrade Inc.                                                                                      10.47%
  PO Box 2226
  Omaha NE 68103-2226
  -----------------------------------------------------------------------------------------------------------
  PBHG STRATEGIC SMALL COMPANY FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     99.82%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            38.66%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          23.59%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Nationwide Trust Company FBO                                                                         57.52%
  C/O IPO Portfolio Accounting
  PO Box 182029
  Columbus OH 43218-2029
  -----------------------------------------------------------------------------------------------------------
  Guardian Group Pension Cust                                                                          33.40%
  FBO Guardian Ins & Annuity Co Inc.
  1560 Valley Center Pkwy Ste. 100
  Bethlehem PA 18017-2289
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                           9.08%
  For the Exclusive Benefit of Our Customer Comdisco
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------


  PBHG LARGE CAP FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG MID-CAP FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            30.24%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          18.91%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Pershing LLC                                                                                          5.95%
  PO Box 2052
  Jersey City, NJ 07307-2052
  -----------------------------------------------------------------------------------------------------------
  PBHG MID-CAP FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Investors Bank & Trust Company Cust                                                                  50.41%
  FBO Various Retirement Plans
  A/C Divinvst
  4 Manhattanville Road
  Purchase NY 10577-2139
  -----------------------------------------------------------------------------------------------------------
  Guardian Group Pension Cust                                                                          35.63%
  FBO Guardian Ins & Annuity Co Inc.
  1560 Valley Center Pkwy Ste 100
  Bethlehem PA 18017-2289
  -----------------------------------------------------------------------------------------------------------
  Nationwide Trust Company FBO                                                                         12.78%
  C/O IPO Portfolio Accounting
  PO Box 182029
  Columbus OH 43218-2029
  -----------------------------------------------------------------------------------------------------------
  PBHG MID-CAP FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pershing LLC                                                                                         33.67%
  PO Box 2052
  Jersey City, NJ 07303-2052
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     27.43%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  LPL Financial Services                                                                               11.91%
  9785 Towne Center Drive
  San Diego, CA 92121-1968
  -----------------------------------------------------------------------------------------------------------
  Scott & Stringfellow Inc                                                                              7.35%
  909 East Main Street
  Richmond VA 23219-3002
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG MID-CAP FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     63.75%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Legg Mason Wood Walker Inc.                                                                           6.63%
  PO Box 1476
  Baltimore MD 21203-1476
  -----------------------------------------------------------------------------------------------------------
  First Clearing LLC                                                                                    6.38%
  Kenneth Simmons Jr. & Katherine H. Simmons JT/WROS
  610 Springlake Road
  Columbia, SC 29206-2149
  -----------------------------------------------------------------------------------------------------------
  First Clearing LLC                                                                                    5.57%
  Michael J Hill & Cynthia W Hill JT/WROS
  2594 Watering Place
  Morganton NC 28655-4465
  -----------------------------------------------------------------------------------------------------------
  Legg Mason Wood Walker Inc.                                                                           5.30%
  PO Box 1476
  Baltimore MD 21203-1476
  -----------------------------------------------------------------------------------------------------------
  PBHG SMALL CAP FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Northern Trust Co FBO                                                                                25.45%
  Arthur Andersen
  LLP US Profit Sharing and 401(k) TR
  PO Box 92994
  Chicago IL 60675-2994
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          20.60%
  For the Exclusive Benefit of Our Customer Comdisco
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            17.85%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  PBHG SMALL CAP FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  First Clearing Corporation                                                                           85.26%
  Gustave A. Krause R/O IRA
  Wachovia Bank NA C/F
  10700 Stroup Road
  Roswell GA 30075-2214
  -----------------------------------------------------------------------------------------------------------
  USAA Investment Management Co.                                                                        5.05%
  9800 Fredericksburg Road
  San Antonio, TX 78288-001
  -----------------------------------------------------------------------------------------------------------
  PBHG SMALL CAP FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     84.71%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Raymond James & Assoc, Inc.                                                                          15.29%
  FBO Bernier Sep
  St. Petersburg, FL 33716-1100
  -----------------------------------------------------------------------------------------------------------
  PBHG SMALL CAP FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG FOCUSED FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            25.91%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          13.75%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  PBHG FOCUSED FUND ADVISOR CLASS                                                                     N/A
  -----------------------------------------------------------------------------------------------------------
  PBHG FOCUSED FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG FOCUSED FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  TS&W SMALL CAP VALUE FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            20.49%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services Corp.                                                                      9.32%
  Comdisco
  777 Central  Blvd #NJC#5
  Carlstadt, NJ 07072-3010
  -----------------------------------------------------------------------------------------------------------
  E Morgan Massey                                                                                       6.02%
  4300 Sulgrave Road
  Richmond, VA 23221-3257
  -----------------------------------------------------------------------------------------------------------
  TS&W SMALL CAP VALUE FUND ADVISOR CLASS                                                             N/A
  -----------------------------------------------------------------------------------------------------------
  TS&W SMALL CAP VALUE FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     45.96%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Pershing, LLC                                                                                        27.18%
  PO Box 2052
  Jersey City, NJ 07303-2052
  -----------------------------------------------------------------------------------------------------------
  First Clearing LLC                                                                                    9.88%
  Susan M Nolan IRA
  FCC as Custodian
  PO Box 73
  Okay, OK 74446-0073
  -----------------------------------------------------------------------------------------------------------
  RBC Dain Rauscher Custodian                                                                           6.53%
  Virginia Dare Wallace
  Individual Retirement Account
  1668 Blackstone Road
  Kenbridge, VA 23944-3307
  -----------------------------------------------------------------------------------------------------------
  TS&W SMALL CAP VALUE FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     58.23%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  CLIPPER FOCUS FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            34.21%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          20.85%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  CLIPPER FOCUS FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Nationwide Trust Company FSB                                                                         82.49%
  C/O IPO Portfolio Accounting
  PO Box 182029
  Columbus, OH 43218-2029
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                      6.53%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Raymond James & Associates                                                                            5.19%
  FBO Solomon Sep
  880 Carillon Pkwy
  St. Petersburg, FL 33716-1100
  -----------------------------------------------------------------------------------------------------------
  CLIPPER FOCUS FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Merrill Lynch                                                                                        11.39%
  4800 Deer Lake Dr. E Fl 2
  Jacksonville, FL 32246-6486
  -----------------------------------------------------------------------------------------------------------
  SEI Private Trust Company Cust                                                                        5.31%
  IRA R/O Ronald G. Mease
  33 Brookside Dr.
  Wilbraham, MA 01095-2121
  -----------------------------------------------------------------------------------------------------------
  CLIPPER FOCUS FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pershing LLC                                                                                         13.41%
  PO Box 2052
  Jersey City, NJ 07303-2052
  -----------------------------------------------------------------------------------------------------------
  DWIGHT INTERMEDIATE FIXED INCOME FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Old Mutual US Holdings Inc.                                                                          81.45%
  Attn K Armata
  200 Clarendon St 53rd Floor
  Boston, MA 02116-5021
  -----------------------------------------------------------------------------------------------------------
  DWIGHT INTERMEDIATE FIXED INCOME FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Old Mutual US Holdings, Inc.                                                                         99.66%
  Attn K Armata
  200 Clarendon Street, 53rd Floor
  Boston, MA 02116-5021
  -----------------------------------------------------------------------------------------------------------
  DWIGHT INTERMEDIATE FIXED INCOME FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Old Mutual US Holdings, Inc.                                                                         79.58%
  Attn K Armata
  200 Clarendon Street, 53rd Floor
  Boston, MA 02116-5021
  -----------------------------------------------------------------------------------------------------------
  Legg Mason Wood Walker Inc.                                                                          12.35%
  PO Box 1476
  Baltimore, MD 21202
  -----------------------------------------------------------------------------------------------------------
  Legg Mason Wood Walker Inc.                                                                           7.74%
  PO Box 1476
  Baltimore, MD 21202
  -----------------------------------------------------------------------------------------------------------
  PBHG CASH RESERVES FUND PBHG CLASS                                                                  N/A
  -----------------------------------------------------------------------------------------------------------
  PBHG IRA CAPITAL PRESERVATION FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          56.86%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            26.21%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG IRA CAPITAL PRESERVATION FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          25.57%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Pershing LLC                                                                                         23.17%
  PO Box 2052
  Jersey City, NJ 07303-2052
  -----------------------------------------------------------------------------------------------------------
  Ameritrade, Inc.                                                                                      7.12%
  PO Box 2226
  Omaha, NE 68103-2226
  -----------------------------------------------------------------------------------------------------------
  PBHG IRA CAPITAL PRESERVATION FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     99.81%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG IRA CAPITAL PRESERVATION FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     99.80%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  HEITMAN REIT FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  United Nations Joint Staff Pension Plan                                                              30.88%
   C/O Henry L Ouma Chief
  Investment Management Service
  United Nations Room S-0702
  New York NY 10017
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          20.61%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                             7.90%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  T. Rowe Price Trust Co Cust U/A 03/01/2000 FBO Retirement Plans                                     7.07%
  PO Box 17215
  Baltimore, MD 21297-1215
  -----------------------------------------------------------------------------------------------------------
  HEITMAN REIT FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            36.87%
  Special Custody Acct FBO Cust Reinv
  Attn Mutual Funds
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  Pershing LLC                                                                                         19.31%
  Attn Mutual Funds
  PO Box 2052
  Jersey City NJ 07303-2052
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                           5.99%
  For the Exclusive Benefit of Our Customer Comdisco
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  HEITMAN REIT FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     99.78%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  HEITMAN REIT FUND CLASS C                                                                              N/A
  -----------------------------------------------------------------------------------------------------------
  Legg Mason Wood Walker Inc                                                                           49.31%
  PO Box 1476
  Baltimore, MD 21202
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     34.34%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  LPL Financial Services                                                                               11.90%
  9785 Towne Center Drive
  San Diego, CA 92121-1968
  -----------------------------------------------------------------------------------------------------------
  ANALYTIC DISCIPLINED EQUITY FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Mitra & Co.                                                                                          31.48%
  C/O Marshall & Ilsley TR CO
  1000 N. Water Street
  Milwaukee, WI 53202-6648
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            22.94%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                           7.11%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  ANALYTIC DISCIPLINED EQUITY FUND ADVISOR CLASS                                                          N/A
  -----------------------------------------------------------------------------------------------------------
  ANALYTIC DISCIPLINED EQUITY FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Morgan Keegan & Company Inc.                                                                         34.99%
  FBO Stephen R Moorhead & Rhonda A. Moorhead - Tennants by ENT
  942 Caterpillar Lane
  Cantonment, FL 32532-4800
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     26.17%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Morgan Keegan & Company Inc.                                                                          13.77%
  FBO 190517131
  50 North Front St.
  Memphis, TN 38103-2126
  -----------------------------------------------------------------------------------------------------------
  LPL Financial Services                                                                               11.45%
  9785 Towne Centre Drive
  San Diego, CA 92121-1968
  -----------------------------------------------------------------------------------------------------------
  Morgan Keegan & Company Inc.                                                                        11.14%%
  FBO 730546781
  50 North Front St.
  Memphis, TN 38103-2126
  -----------------------------------------------------------------------------------------------------------

  ANALYTIC DISCIPLINED EQUITY FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     68.76%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Morgan Keegan & Company Inc.                                                                         13.75%
  FBO 014807481
  50 North Front Street
  Memphis, TN 38103-2126
  -----------------------------------------------------------------------------------------------------------
  First Clearing LLC                                                                                   11.94%
  Versie A Carswell & Kay C Barker JT/WROS
  103 Conley St
  Morgantown, NC 28655-4514
  -----------------------------------------------------------------------------------------------------------
  Morgan Keegan & Company Inc.                                                                          5.42%%
  FBO 7325105C1
  50 North Front St.
  Memphis, TN 38123-2126
  -----------------------------------------------------------------------------------------------------------


The Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of the PBHG Funds as of July 12, 2004.

                                   THE ADVISER


The Trust and Pilgrim Baxter & Associates, Ltd. have entered into an advisory agreement with respect to each Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


Pilgrim Baxter is an indirect wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom.


Old Mutual Fund Services, the Trust's Administrator, is an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. (see "The Administrator" for more detail on Old Mutual Fund Services). Old Mutual Fund Services also serves as administrator to PBHG Insurance Series Fund, a management investment company also managed by the Adviser. Old Mutual Investment Partners (which also does business as PBHG Fund Distributors), the Trust's Distributor, is also an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. (see "The Distributor" for more detail on Old Mutual Investment Partners). Old Mutual Investment Partners also serves as distributor to PBHG Insurance Series Fund. The Adviser has discretionary management authority with respect over $7.0 billion in assets as of June 30, 2004. In addition to advising the Funds, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.


The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust. From time to time, the Adviser or a company under common control with the Adviser may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support. Administrative and recordkeeping support payments may include amounts paid to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. The Trust may also make such payments to third-parties subject to certain limits (see "Other Service Providers - The Transfer Agent and Shareholder Servicing Agents") and the amounts paid by the Adviser will be in addition to any such payments made by the Trust. Marketing support payments may include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel, placement on sales lists and access to sales meetings and salespeople. All marketing support payments received by broker-dealers are subject to applicable limits set by the National Association of Securities Dealers.

For the calendar year ended December 31, 2003, the Adviser and companies under common control with the Adviser paid each of the following intermediaries the specific amounts listed next to their names in connection with the sale of the Trust's PBHG Class and Advisor Class shares: ADP, Inc., $19,447.92; American Express Financial Advisors, $4,781.41; American United Life Insurance Company, $49,702.80; Charles Schwab & Co., $1,518,796.62; CIGNA Retirement Services, $47,344.43; Citistreet Retirement Services Division, $1,249.49; DATAlynx, $6,948.56; Edgewood Services, $8,492.74; Fidelity Institutional Operations Company, $410,372.26; Fiserv Securities, Inc., $5,212.79; General American Life Insurance Company $25,142.75; Great West Life & Annuity Insurance Company, $5,924.77; Guardian, $692.82; Hand Benefits & Trust Co., $164.39; Hewitt Associates LLC, $23,192.65; Invesmart, Inc.; $3,453.18; Investment Manager Services, $12,443.94; JP Morgan Retirement Plan Services, $759.93; Linsco Private Ledger, $13,951.96; Merrill Lynch, $14,365.32; Metlife Securities, Inc., $8,707.91; Mid-Atlantic Corp., $9,295.53; Minnesota Mutual, $55,806.83;
Morningstar Investment Services, $3,483.27; National Deferred Compensation, Inc., $6,867.70; National Financial, $1,860,155.51; National Investors Services Corp., $65,737.30; New York Life Benefit Services, $27,381.34; Ohio Public Employees Deferred Compensation Program, $13,773.85; Pershing LLC, $58,005.15; Prudential Investment LLC, $29,684.12; Putnam Fiduciary Trust Co., $16,311.67; Salomon Smith Barney, $23,178.87; Scudder Kemper Investment, $6,235.09; State Street Bank Trust Company, $17,872.88; Sungard Investment Products, Inc., $9,165.83; T. Rowe Price Retirement Plan Services, $8,048.03; Terre Haute National Bank $3,109.54; The Vanguard Group, $1,812.45; Travelers Life Insurance & Annuity, $24,584.20; TRUSTlynx, $23,179.29; UMB Bank, $34,367.68; Wells Fargo
Bank, $1,498.64; Wystar Global Retirement Solutions, $147.74. The payments were for administrative, recordkeeping support and marketing support services. In addition, the intermediaries may receive non-cash compensation, for example, promotional merchandise such as items bearing the PBHG Funds logo.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).


For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Fund's average daily net assets as set forth in the table below. In addition, in the interest of limiting the expenses of the Funds during the current fiscal year, the Adviser has signed expense limitation contracts with the Trust on behalf of certain Funds ("Expense Limitation Agreements") pursuant to which, with respect to the PBHG Class and Advisor Class shares, the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Advisor Class Service Plan ("12b-1 fees"), if any, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) as set forth in the table below.

------------------------------------------------------------------------------------------------------------
FUND                                           MANAGEMENT FEE        PBHG EXPENSE         ADVISOR EXPENSE
                                                                     LIMITATION             LIMITATION
------------------------------------------------------------------------------------------------------------
Growth Fund                                        0.85%                N/A                    N/A
------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                               0.85%                N/A                    N/A
------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                              0.75%                N/A                    N/A
------------------------------------------------------------------------------------------------------------
Select Growth Fund                                 0.85%                N/A                    N/A
------------------------------------------------------------------------------------------------------------
Large Cap 20 Fund                                  0.85%              1.50%1                 1.75%1
------------------------------------------------------------------------------------------------------------
Large Cap Fund                                     0.65%              1.50%1                 1.75%1
------------------------------------------------------------------------------------------------------------
Mid-Cap Fund                                       0.85%              1.50%1                 1.75%1
------------------------------------------------------------------------------------------------------------
Small Cap Fund                                     1.00%              1.50%1                 1.75%1
------------------------------------------------------------------------------------------------------------
Focused Fund                                       0.85%              1.50%1                 1.75%1
------------------------------------------------------------------------------------------------------------
Cash Reserves Fund                                 0.30%                N/A                    N/A
------------------------------------------------------------------------------------------------------------
Technology & Communications Fund                   0.85%                N/A                    N/A
------------------------------------------------------------------------------------------------------------
Strategic Small Company Fund                       1.00%              1.50%1                 1.75%1
------------------------------------------------------------------------------------------------------------
Clipper Focus Fund                                 1.00%              1.50%2                 1.75%2
------------------------------------------------------------------------------------------------------------
Analytic Disciplined Equity Fund                   0.70%              1.50%2                 1.75%2
------------------------------------------------------------------------------------------------------------
IRA Capital Preservation Fund                      0.60%              1.25%2                 1.50%2
------------------------------------------------------------------------------------------------------------
Heitman REIT Fund                                  0.85%              1.50%2                 1.75%2
------------------------------------------------------------------------------------------------------------
TS&W Small Cap Value Fund                          1.00%              1.50%1                 1.75%1
------------------------------------------------------------------------------------------------------------
Dwight Intermediate Fixed Income Fund              0.40%*             0.85%1                 1.10%1
------------------------------------------------------------------------------------------------------------

The investment advisory fees paid by certain of the Funds are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

1 Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund to exceed the expense limitations set forth above. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less the expense limitations set forth above (excluding certain other expenses such as brokerage commissions and extraordinary expenses); and (iii) the payment of such reimbursement was approved by the Board of Trustees on a quarterly basis.

2 In any year after September 25, 2002 in which a Fund's assets are greater than $75 million and its total annual operating expenses (exclusive of 12b-1 fees, if any, and certain other expenses such as brokerage commissions and extraordinary expenses) are lower than the expense limitations set forth above, the Funds' Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on a Fund's behalf during the previous two fiscal years after September 25, 2002.

For the fiscal years and periods ended March 31, 2002, 2003 and 2004 each of the Funds listed below paid or waived the following advisory fees:

-------------------------------------------------------------------------------------------------------------------------
           FUND                                 FEES PAID                                    FEES WAIVED
-------------------------------------------------------------------------------------------------------------------------
                                  2002             2003            2004           2002          2003           2004
-------------------------------------------------------------------------------------------------------------------------
PBHG Growth                   $21,977,721      $12,247,036     $11,039,037           $0              $0             $0
-------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth           $4,416,381       $2,146,646      $3,162,988           $0              $0             $0
-------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth          $2,316,306       $1,479,836      $1,455,512           $0              $0             $0
-------------------------------------------------------------------------------------------------------------------------
PBHG Select Growth             $4,758,954       $2,382,786      $2,163,529           $0              $0             $0
-------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20              $3,631,375       $2,042,070      $1,948,483           $0              $0             $0
-------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap                 $3,519,118       $2,373,165      $1,859,304           $0              $0             $0
-------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap                   $3,210,006       $2,964,087      $3,568,814           $0              $0             $0
-------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap                 $2,775,938       $1,649,156      $1,161,593           $0        $138,508        $55,608
-------------------------------------------------------------------------------------------------------------------------
PBHG Focused                     $505,378         $244,263        $230,186           $0              $0         $9,980
-------------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves             $1,321,853         $314,000        $219,320           $0              $0             $0
-------------------------------------------------------------------------------------------------------------------------
PBHG Technology &
Communications                 $6,635,312       $2,787,894      $2,928,426           $0              $0             $0
-------------------------------------------------------------------------------------------------------------------------
PBHG Strategic Small             $938,904         $674,070        $804,981           $0         $43,417        $76,813
Company
-------------------------------------------------------------------------------------------------------------------------
Clipper Focus                  $2,884,503 1     $6,350,864      $9,706,448     $106,771 1      $410,615             $0
-------------------------------------------------------------------------------------------------------------------------
Analytic Disciplined Equity      $165,334 3       $471,026        $457,797      $82,395 3       $78,078             $0
-------------------------------------------------------------------------------------------------------------------------
PBHG IRA Capital
Preservation                     $578,408 2     $5,324,729      $8,162,071     $319,757 2    $2,989,294     $3,882,707
-------------------------------------------------------------------------------------------------------------------------
Heitman REIT                     $179,373 3       $795,171        $948,950      $24,764 3       $51,486             $0
-------------------------------------------------------------------------------------------------------------------------
TS&W Small Cap Value Fund           *               *             $146,576          *              *           $33,491
-------------------------------------------------------------------------------------------------------------------------
Dwight Intermediate Fixed           *               *              $15,357          *              *           $57,863
Income Fund
-------------------------------------------------------------------------------------------------------------------------

*Not in operation during the period.
1 For the period April 30, 2001 through March 31, 2002.
2 For the period October 31, 2001 through March 31, 2002.
3 For the period December 31, 2001 through March 31, 2002.

                                THE SUB-ADVISERS

WELLINGTON MANAGEMENT COMPANY, LLP


The Trust, on behalf of the PBHG Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management. The Sub-Advisory Agreement provides certain limitations on Wellington Management's liability, but also provides that Wellington Management shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.


The Sub-Advisory Agreement obligates Wellington Management to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and restrictions;
(ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.


The Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Trust (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.


For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

PACIFIC FINANCIAL RESEARCH, INC.


The Trust, on behalf of the Clipper Focus Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with PFR. The Sub-Advisory Agreement provides certain limitations on PFR's liability, but also provides that PFR shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


The Sub-Advisory Agreement obligates PFR to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.


The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by PFR at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).


For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, PFR is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.40% of the Portfolio's average net assets.

A team of investment professionals is primarily responsible for the day-to-day management of the Clipper Focus Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years.

-----------------------------------------------------------------------------------------------------------
 NAME AND TITLE                                                 EXPERIENCE
-----------------------------------------------------------------------------------------------------------
James Gipson, President,           o    Founded PFR in 1980
Portfolio Manager                  o    Previous experience as a Consultant for McKinsey & Co.
                                   o    Also served as a Portfolio Manager at Source Capital and
                                        Batterymarch Financial
                                   o    Author of WINNING THE INVESTMENT GAME: A GUIDE FOR ALL SEASONS
                                   o    Served as an officer in the U.S. Navy
                                   o    BA and MA degrees in Economics with honors from the University of
                                        California, Los Angeles
                                   o    MBA degree with honors from Harvard Business School
-----------------------------------------------------------------------------------------------------------
Douglas Grey, Vice President,      o    Joined PFR as an Analyst in 1986
Portfolio Manager                  o    Served as a design analysis engineer for General Motors
                                   o    BE, cum laude, in Mechanical/Materials Engineering and Economics from Vanderbilt University
                                   o    MBA from University of Chicago
-----------------------------------------------------------------------------------------------------------
Peter Quinn, Vice President,       o    Joined PFR in 1987 as a Research Associate
Portfolio Manager                  o    BS degree in Finance from Boston College
                                   o    MBA from the Peter F. Drucker School of Management at the
                                        Claremont Graduate School
-----------------------------------------------------------------------------------------------------------
Michael Sandler, Vice President,   o    Joined PFR as an Analyst in 1984
Portfolio Manager                  o    Served with International Harvester as a Manager of
                                        Asset Redeployment
                                   o    Also served with Enterprise Systems, Inc. as a Vice President of
                                        Business Development
                                   o    BA with distinction, MBA and JD degrees from the
                                        University of Iowa
-----------------------------------------------------------------------------------------------------------
Nugroho Soeharto, Vice             o    Joined PFR in 1987 as an Analyst
President, Portfolio Manager       o    Served with Bank of Boston
                                   o    BS in Chemistry from Bates College
                                   o    MBA degree from University of Chicago
-----------------------------------------------------------------------------------------------------------

Kelly Sueoka, Vice President,      o    Joined PFR in 1995 as an Analyst
Portfolio Manager                  o    Served as a CPA in the Los Angeles office of Price Waterhouse where he was an Audit Manager
                                   o    BS with honors in Aerospace Engineering from the
                                        University of Michigan
                                   o    MBA degree from University of Chicago
-----------------------------------------------------------------------------------------------------------
Bruce Veaco, Vice President,       o    Joined PFR in 1986 as an Analyst
Portfolio Manager                  o    Served as a CPA in the Los Angeles office of Price Waterhouse where he was an Audit Manager
                                   o    BA with honors in Economics from the University of California,
                                        Los Angeles
                                   o    MBA degree from Harvard Business School
-----------------------------------------------------------------------------------------------------------

ANALYTIC INVESTORS, INC.


The Trust, on behalf of the Analytic Disciplined Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Analytic. The Sub-Advisory Agreement provides certain limitations on Analytic's liability, but also provides that Analytic shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


The Sub-Advisory Agreement obligates Analytic to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.


The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Analytic at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).


For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Analytic is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.35% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).


Analytic believes the characteristics that drive stock prices can be systematically identified and measured. There are five primary elements used to determine a stock's attractiveness: 1) relative valuation; 2) growth potential;
3) historical return momentum; 4) liquidity; and 5) risk. The valuation process examines dozens of financial measures within these five elements. Analytic accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, Analytic has developed a unique weighting process for each of these financial measures, which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The enhanced equity process commences by developing rankings for all the companies in the equity universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the equity universe. In the process, Analytic's quantitative approach greatly reduces the exposures to firm size, market style, and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral. The Analytic Disciplined Equity Fund's portfolio is monitored daily, and re-balanced periodically to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the equity universe. The Fund seeks to be fully invested at all times.

Listed below are the investment professionals of the sub-adviser that form the teams primarily responsible for the day-to-day management of the Analytic Disciplined Equity Fund and a brief biographical description of each member.

  MANAGER                                   EXPERIENCE
  --------------------------------------------------------------------------------------------------------------
  Harindra de Silva     EMPLOYMENT
                        ----------
                        4/98 to present     Analytic Investors, Inc., President
                        1/99 to present     Analytic US Market Neutral Offshore, Ltd., Director
                        11/01 to present    Analytic US Market Neutral Offshore Master, Ltd., Director
                        5/02 to present     Analytic US Market Neutral Offshore II, Ltd., Director
                        3/02 to present     Analytic US Market Neutral Offshore Master II, Ltd., Director
                        4/98 to 1/01        Analytic/TSA Investors, Inc., President
                        10/96 to 4/98       Analytic Investors, Inc., Managing Director
                        5/95 to 10/96       Analytic Investors, Inc., Director of Research
                        10/97 to 4/98       Analytic/TSA Investors, Inc., Managing Director
                        1/99 to present     Analytic US Market Neutral, Ltd., Director
                        4/97 to 4/98        Analytic Optioned Equity Fund, President
                        4/86 to 3/98        Analysis Group (Economic Management Consultant), Principal
                        5/93 to 3/98        AG Risk Management (Investment Management Consultant), President
                                            Analytic Series Fund, President
                        EDUCATION
                        ---------           Ph.D. in Finance from the University
                                            of California, Irvine MBA in Finance
                                            and an MS in Economic Forecasting
                                            from the University of Rochester BS
                                            in Mechanical Engineering from the
                                            University of Manchester Institute
                                            of Science and Technology
                        OTHER
                        -----               Chartered Financial Analyst
                                            Member of Association for Investment Management and Research
                                            Member of the American Finance Association
                                            Member of the International Association of Financial Analysts
  --------------------------------------------------------------------------------------------------------------
  Dennis M. Bein        EMPLOYMENT
                        ----------
                        8/95 to present     Analytic Investors, Inc., Portfolio Manager
                        8/95 to 1/01        Analytic/TSA Investors, Inc., Portfolio Manager
                        1990 to 1998        Analysis Group, Inc. (Economic Management Consultant), Senior
                                            Associate
                        EDUCATION
                        ---------           MBA from the Anderson Graduate School of Management at the
                                            University of California, Riverside
                                            Undergraduate studies in Business Administration from the Anderson
                                            Graduate School of Management at the University of California,
                                            Riverside
                        OTHER
                        -----               Chartered Financial Analyst
                                            Member of Association for Investment Management and Research
                                            Member of the Institute of Chartered Financial Analysts
                                            Member of the Los Angeles Society of Financial Analysts
  --------------------------------------------------------------------------------------------------------------
  Greg McMurran         EMPLOYMENT
                        ----------
                        1/98 to present     Analytic Investors, Inc., Chief Investment Officer
                        2/96 to 1/98        Analytic Investors, Inc., Director and Portfolio Manager
                        10/97 to 1/01       Analytic/TSA Investors, Inc., Chief Investment Officer
                        10/76 to 2/96       Analytic Investment Management, Senior Vice President and Senior
                                            Portfolio Manager
                        EDUCATION
                        ---------           MA in Economics at California State University, Fullerton
                                            BS in Economics from the University of California, Irvine
  --------------------------------------------------------------------------------------------------------------
  Steven Sapra          EMPLOYMENT
                        ----------
                        9/99 to present     Analytic Investors, Inc., Portfolio Manager
                        9/99 to 1/01        Analytic/TSA Investors, Inc., Portfolio Manager
                        7/97 to 8/99        BARRA, Inc., Consultant

                        EDUCATION
                        ---------           MA in Economics, University of Southern California
                                            BS in Economics, California State Polytechnic University, Pomona
  --------------------------------------------------------------------------------------------------------------

DWIGHT ASSET MANAGEMENT COMPANY


The Trust, on behalf of the PBHG IRA Capital Preservation Fund and the Dwight Intermediate Fixed Income Fund, and the Adviser have entered into a sub-advisory agreements (the "Sub-Advisory Agreements") with Dwight. The Sub-Advisory Agreements provide certain limitations on Dwight's liability, but also provides that Dwight shall not be protected against any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


The Sub-Advisory Agreements obligate Dwight to: (i) manage the investment operations of the Funds and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Funds and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Funds and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.


The continuance of the Sub-Advisory Agreements after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreements or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreements may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Dwight at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreements will also terminate automatically in the event of its assignment (as defined in the 1940 Act).


For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the IRA Capital Preservation Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.30% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).


For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Dwight Intermediate Fixed Income Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.20% of the Portfolio's average net assets net of any fee waivers, expense reimbursements and alliance payments.


A team of investment professionals is primarily responsible for the day-to-day management of the PBHG IRA Capital Preservation Fund and the Dwight Intermediate Fixed Income Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years.

  PBHG IRA CAPITAL PRESERVATION FUND
------------------------------------------------------------------------------------------------------------------------------
  NAME AND TITLE                     EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
  David T. Kilborn,                  Mr. Kilborn has eleven years of investment experience, with six years of stable value
  Head of Fixed Income               investment experience since joining the adviser in 1995. Prior to that time, he was a
                                     Fixed Income Securities Trader at Nations Banc Capital Markets, Charlotte, North
                                     Carolina. He received his B.S. from Trinity College. Mr. Kilborn is a Chartered
                                     Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------
  Ron Heath,                         Mr. Heath has thirteen years of investment experience and ten years of stable value
  Senior Vice President,             investment experience. Prior to joining Dwight, he was portfolio manager for Morley
  Portfolio Management               Capital Management and a Financial and Management Consultant for Andersen Consulting.
                                     He received his B.A. and M.B.A. from the University of Oregon.
------------------------------------------------------------------------------------------------------------------------------
  Andrew D. Beaumier, Assistant      Mr. Beaumier has eight years of accounting and public/private compliance experience and
  Vice President, Portfolio          five years stable value investment experience since joining the adviser in 1998. Prior
  Management                         to that time, he was employed by Howard Bank (banking) and Gallagher & Flynn
                                     (accounting) in Burlington, Vermont. He received his B.S. from Lyndon State College
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
  NAME AND TITLE                     EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
  DWIGHT INTERMEDIATE FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
  NAME AND TITLE                     EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------
  David T. Kilborn,                  Mr. Kilborn has eleven years of investment experience, with six years of stable value
  Head of Fixed Income               investment experience since joining the adviser in 1995. Prior to that time, he was a
                                     Fixed Income Securities Trader at Nations Banc Capital Markets, Charlotte, North
                                     Carolina. He received his B.S. from Trinity
                                     College. Mr. Kilborn is a Chartered
                                     Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------
  Robert P. Clancy,                   Mr. Clancy has twenty-two years of investment experience. Prior to joining Dwight, he
  Senior Vice President              was a Vice President at Stardish, Ayer & Wood and Senior Vice Portfolio Manager at Dewey
                                     Square Investors. He received his B.S. from Brown University.
------------------------------------------------------------------------------------------------------------------------------

HEITMAN REAL ESTATE SECURITIES LLC


The Trust, on behalf of the Heitman REIT Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Heitman. The Sub-Advisory Agreement provides certain limitations on Heitman's liability, but also provides that Heitman shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


The Sub-Advisory Agreement obligates Heitman to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.


The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Heitman at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Heitman is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.425% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).


Heitman believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycles and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability of growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.


A team of investment professionals is primarily responsible for the day-to-day management of the Fund. The investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years are provided below.


Timothy J. Pire, CFA, is managing director of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.


Randall E. Newsome is executive vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser in 1993, Mr. Newsome worked with The Stratus Corporation where he was responsible for the establishment of the property management operation, lease negotiations, redevelopment and construction management and acquisition writing.


Larry S. Antonatos is senior vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees the sub-adviser's trading positions. Prior to joining the sub-adviser, Mr. Antonatos served as associate director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.

THOMPSON, SIEGEL & WALMSLEY, INC.


The Trust, on behalf of the TS&W Small Cap Value Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with TS&W. The Sub-Advisory Agreement provides certain limitations on TS&W's liability, but also provides that TS&W shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


The Sub-Advisory Agreement obligates TS&W to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.


The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the

Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by TS&W at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).


For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, TS&W is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 1.00% of the Portfolio's Legacy Assets and a fee of 0.50% on Non-Legacy Assets until December 31, 2003 net of fee waivers, expense reimbursements and alliance payments. Beginning on January 1, 2004 and thereafter, TS&W will receive a fee which is computed daily and paid monthly of 0.50% of the Portfolio's average net assets net of any fee waivers, expense reimbursements and alliance payments.


APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS


In approving the Advisory Agreement and Sub-Advisory Agreement for the TS&W Small Cap Value Fund, the Board of Trustees considered various matters including the proposal to merge the assets of the TS&W Small Cap Value Fund LLC (the "TS&W Fund") into the TS&W Small Cap Value Fund and the proposal to engage the current adviser for the TS&W Fund as sub-adviser for the Fund. The Trustees also considered information they regularly consider when determining whether to continue a particular fund's investment advisory and sub-advisory agreements from year to year. This information includes, among other things:

     o the qualifications of the professional staff, resources and investment process of Pilgrim Baxter and TS&W (collectively, the "Advisers");

     o    the terms of the investment advisory agreement,

     o the terms of the investment sub-advisory agreement, including the difference in rates charged on assets transferred into the TS&W Small Cap Value Fund as a result of the reorganization;

     o the scope and quality of the services that the sub-adviser has been providing to the TS&W Fund, including the historical performance of the TS&W Fund and the investment track record of the current portfolio manager of the TS&W Fund,

     o the investment performance of comparable funds managed by other advisors over various periods,

     o the advisory rates payable by the TS&W Small Cap Value Fund and Pilgrim Baxter and by other funds and client accounts managed by the Advisers and payable by comparable funds managed by other advisers,

     o potential fall-out benefits to the Advisers, including increased fees to affiliates of the Adviser that provide services to the TS&W Small Cap Value Fund and the potential for significant growth in assets under management for the sub-adviser and a corresponding increase in financial resources;

     o the TS&W Small Cap Value Fund's total expense ratio and expense limitation agreement and the total expense ratios of comparable funds managed by other advisers;

     o    and the profitability and financial condition of the Advisers.

The Trustees did not consider any particular item of the above described information determinative in approving the advisory and sub-advisory contracts but instead considered the information in its totality.

In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including the Independent Trustees, unanimously approved the advisory and sub-advisory agreements and concluded that the compensation under such agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.


In approving the investment advisory agreement for the Funds and the sub-advisory agreements for the Cash Reserves, Dwight Intermediate Fixed Income, IRA Capital Preservation, Analytic Disciplined Equity and Heitman REIT Funds, the Board of Trustees considered various matters including the following: the qualifications of Pilgrim Baxter and the Sub-Advisers. In addition, the Trustees considered information they regularly consider when determining whether to continue a particular Fund's investment advisory and, sub-advisory agreements, from year-to-year. This information included, among other things, the following:

     o the qualifications of the professional staff, resources and investment process of Pilgrim Baxter and the Sub-Advisers;

     o the terms of the investment advisory and sub-advisory agreement, the scope and quality of the services that Pilgrim Baxter and the Sub-Advisers provide to the Funds,

     o the investment performance of each Fund and of comparable funds managed by other advisers over various periods,

     o The advisory fee rates payable by other funds and client accounts managed by Pilgrim Baxter and the Sub-Advisers and by comparable funds managed by other advisers,

     o    potential fall-out benefits to Pilgrim Baxter and the Sub-Advisers;

     o each Fund's total expense ratio and expense limitation agreement (where applicable) and the total expense ratio of comparable funds managed by other advisers;

     o and the profitability and financial condition of Pilgrim Baxter and the Sub-Advisers.

The Trustees did not consider any particular item of the above described information determinative in approving the advisory and sub-advisory contracts but instead considered the information in its totality.

During their deliberation, the Trustees received and considered a report from an independent consultant hired on behalf of the Board to analyze the performance of each Fund, which report positively portrayed Pilgrim Baxter's investment team and the investment performance of the Funds. The Trustees questioned Pilgrim Baxter about fee waivers, its profitability and the profitability of certain affiliates, and Pilgrim Baxter's overall financial condition. With respect to the different advisory fees charged by Pilgrim Baxter to manage separate accounts versus PBHG Funds, the Trustees considered the increased services and related costs that Pilgrim Baxter and its affiliates provide to PBHG Funds versus the more limited services provided to manage separate accounts.


The Trustees also considered, with respect to the advisory agreement, the actions taken by Pilgrim Baxter in response to the regulatory inquiries by federal and state regulators into Pilgrim Baxter and its former principals, Gary Pilgrim and Harold Baxter. In this connection, the Trustees considered the prompt removal of Messrs. Pilgrim and Baxter as principals of Pilgrim Baxter, the remedial actions implemented in response to the allegations by the regulators, and a package of additional corporate governance and compliance enhancements proposed by Pilgrim Baxter in connection with the renewal of the advisory agreement. Such corporate governance and compliance enhancements included, among others, agreement by Pilgrim Baxter that for a period of three years it would not to recommend adding a person to PBHG Funds' board who would be an "interested person" supporting the board in continuing to retain independent counsel for the independent trustees; providing annual reports to the board regarding audit or compliance systems and procedures with respect to documentation of compliance systems and a Statement on Auditing Standards No. 70 ("SAS 70") type review from an organization that is independent from Pilgrim Baxter and its affiliates; and designating a fund officer as an independent compliance officer to report to the board on all compliance matters involved with fund operations.


The independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above and Pilgrim Baxter's response to the questions raised at the meeting, the Trustees, including the Independent Trustees, unanimously approved the advisory and sub-advisory agreements and concluded that the compensation under such agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

                                 THE DISTRIBUTOR


Old Mutual Investment Partners (the "Distributor"), which also does business as PBHG Fund Distributors, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated July 16, 2004, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor is an affiliate of the Adviser, and an indirect, wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. Prior to July 16, 2004, the Distributor was formally named PBHG Fund Distributors. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans for the Trust's Class A, Class C shares and the Service Plan for the Trust's Advisor Class shares. The principal business address of the Distributor is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. Prior to July 16, 2001, SEI Investment Distribution Co. served as principal underwriter for the predecessor of the Trust. SEI received no compensation for serving in such capacity. The Distributor is contractually required to continuously distribute the securities of the Trust.


The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.


With respect to Advisor Class, the Trust has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such Shares. Pursuant to such Service Plan, the Trust shall pay to the Distributor a fee for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of such shareholders' accounts at the aggregate annual rate of up to 0.25% of such Fund's average daily net assets attributable to Advisor Class shares. The Service Plan is a compensation plan, which means that it compensates the Distributor regardless of the expenses actually incurred by the Distributor. Arranging with and paying others to provide personal services to shareholders of the Advisor Class shares and/or the maintenance of Shareholder accounts include, but are not limited to: (i) sponsors of and/or administrators to contribution plans; and (ii) sponsors of and/or administrators to various wrap and asset allocation programs.


The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution and Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.


Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.


No compensation was paid to the Distributor for distribution services for the fiscal years ended March 31, 2002, 2003 and 2004. The Growth, Large Cap Growth, Large Cap 20, Large Cap, Small Cap, Technology & Communications, Heitman REIT, Mid-Cap, Strategic Small Company, Clipper Focus and IRA Capital Preservation Funds offer Advisor Class shares.


For the fiscal year ended March 31, 2004, the following amounts were paid to Service Providers pursuant to the Service Plan for the Advisor Class shares of each of those Funds:

                --------------------------------------------------
                Growth Fund                            $99,665
                --------------------------------------------------
                Large Cap Growth Fund                   $1,329
                --------------------------------------------------
                Large Cap 20 Fund                         $215
                --------------------------------------------------
                Large Cap Fund                          $1,739
                --------------------------------------------------
                Small Cap Fund                            $436
                --------------------------------------------------
                Technology & Communications Fund       $30,331
                --------------------------------------------------
                Heitman REIT Fund                      $40,964
                --------------------------------------------------
                Mid-Cap Fund                           $10,384
                --------------------------------------------------
                Strategic Small Company Fund            $2,765
                --------------------------------------------------
                IRA Capital Preservation Fund          $13,026
                --------------------------------------------------
                Clipper Focus Fund                        $414
                --------------------------------------------------


Of the service fees the Distributor received, it retained $139, $171, $101, $3,004, $113 from the Large Cap 20, Strategic Small Company, Clipper Focus, Heitman REIT and IRA Capital Preservation Funds, respectively.


                     THE ADMINISTRATOR AND SUB-ADMINISTRATOR


The Trust and Old Mutual Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on January 28, 2001 pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, an affilliate of the Adviser and a wholly owned subsidiary of the Advisor's parent, Old Mutual
(US) Holdings Inc., was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Prior to July 16, 2004, the Admininstrator was named PBHG Fund Services. Under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 28, 2001, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Trust, PBHG Insurance Series Fund and Old Mutual Advisor Funds calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2004, subject to certain termination provisions. After this initial term, the Agreement will renew each year unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

For the fiscal years and periods ended March 31, 2002, 2003 and 2004 each of the Funds listed below paid the following administration fees:

---------------------------------------------------------------------------------------------------------
FUND                                               FEES PAID                          FEES WAIVED
---------------------------------------------------------------------------------------------------------
                                       2002           2003           2004       2002     2003     2004
---------------------------------------------------------------------------------------------------------
PBHG Growth                        $3,878,421      $2,161,242     $1,948,065      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Emerging Growth                 $779,361        $378,820       $558,174      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth                $463,261        $295,967       $291,102      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Select Growth                   $839,815        $420,492       $381,799      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                    $640,831        $360,365       $343,850      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Large Cap                       $812,104        $547,653       $429,070      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Mid-Cap                         $566,472        $523,074       $629,791      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Small Cap                       $416,391        $247,373       $174,239      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Focused                          $89,184         $43,105        $40,621      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                   $660,927        $157,000       $109,660      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Technology & Communications   $1,170,940        $491,981       $516,781      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company         $137,694        $101,111       $120,747      $0       $0       $0
---------------------------------------------------------------------------------------------------------
Clipper Focus                        $336,245 1      $952,630     $1,455,967      $0 1     $0       $0
---------------------------------------------------------------------------------------------------------
Analytic Disciplined Equity          $35,462 3      $100,934        $98,099      $0 3     $0       $0
---------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation        $145,980 2    $1,331,182     $2,040,518      $0 2     $0       $0
---------------------------------------------------------------------------------------------------------
Heitman REIT                          $31,654 3      $140,324       $167,462      $0 3     $0       $0
---------------------------------------------------------------------------------------------------------
TS&W Small Cap Value Fund               *               *          $21,986        *        *        *
---------------------------------------------------------------------------------------------------------
Dwight Intermediate Fixed Income        *               *           $5,759        *        *        *
Fund
---------------------------------------------------------------------------------------------------------

* Not in operation during the period.
1 For the period April 30, 2001 through March 31, 2002.
2 For the period October 31, 2001 through March 31, 2002.
3 For the period December 31, 2001through March 31, 2002.

                             OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS


DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Funds. Old Mutual Shareholder Services, Inc. ("OMSS"), an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc., serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between OMSS and the Administrator. The principal place of business of OMSS is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services ("Third-Party Services") relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the lowest of (i) the rate the Trust is currently paying the Trust's Transfer Agent or Shareholder Servicing Agent for providing these services to shareholders investing directly in the Trust, (ii) 75% of the compensation to the third-party for providing Third-Party Services, or (iii) a specific asset-based charge per year on the Trust assets subject to such Third-Party Services.

CUSTODIAN


Wachovia Bank, National Association (the "Custodian"), 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust.. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Trust.


                             PORTFOLIO TRANSACTIONS


The Adviser or Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser or Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser or Sub-Advisers seek to select brokers or dealers that offer the Funds best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser or Sub-Advisers may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Funds. In the case of securities traded in the over-the-counter market, the Adviser or the Sub-Advisers expect normally to seek to select primary market makers.


The Adviser or Sub-Advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses and providing portfolio performance evaluation and technical market analyses.


Information so received by the Adviser or Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Advisers under the Advisory and Sub-Advisory Agreements. If, in the judgment of the Adviser or Sub-Adviser, a Fund or other accounts managed by the Adviser or Sub-Adviser will be benefited by supplemental research services, the Adviser or Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

The Adviser or Sub-Advisers are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.


The Funds may request that the Adviser or Sub-Advisers direct the Funds' brokerage to offset certain expenses of the Funds. The Adviser or Sub-Advisers, attempt to fulfill directed brokerage subject to achieving best execution. Although the Adviser or Sub-Advisers attempt to satisfy the Funds' direction requests, there can be no guarantee that they will be able to do so. In certain circumstances, the directed broker may not offer the lowest commission rate. This may cause the Funds to pay a higher rate of commission than might otherwise have been available had the Adviser or Sub-Advisers been able to choose the broker or dealer to be utilized.


By directing a portion of a Fund's generated brokerage commissions, the Adviser or Sub-Advisers may not be in a position to negotiate brokerage commissions on the Fund's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser or Sub-Advisors. In cases where the Funds have instructed the Adviser or Sub-Advisers to direct brokerage to a particular broker or dealer, orders for the Funds may be placed after brokerage orders for accounts that do not impose such restrictions.


The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or Sub-Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. In addition, the Adviser or Sub-Adviser may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Funds. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.


Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Advisers may consider sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


The Trust's Board of Trustees, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The Codes of Ethics allow trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the codes of ethics of the Adviser, Sub-Advisers and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser's, Sub-Adviser's and Distributor's codes of ethics during the previous year.

For the fiscal year and periods ended March 31, 2002, 2003 and 2004, each of the Funds listed below paid brokerage fees noted in the table below. For certain Funds, the total amount of brokerage commissions paid during the last fiscal year differed materially from the amount paid during the preceding two fiscal years. This difference is due to increased trading resulting from unique buying and selling opportunities in extreme market volatility.

----------------------------------------------------------------------------------------------------
  FUND                                             TOTAL AMOUNT OF BROKERAGE COMMISSIONS PAID
----------------------------------------------------------------------------------------------------
                                                   2002               2003                2004
----------------------------------------------------------------------------------------------------
  PBHG Growth                                   $5,546,664         $9,035,517          $6,647,418
----------------------------------------------------------------------------------------------------
  PBHG Emerging Growth                          $1,627,958         $3,250,847          $1,527,305
----------------------------------------------------------------------------------------------------
  PBHG Large Cap Growth                          $760,066           $729,020            $423,406
----------------------------------------------------------------------------------------------------
  PBHG Select Growth                            $2,330,482         $3,068,720          1,409,216
----------------------------------------------------------------------------------------------------
  PBHG Large Cap 20                             $1,170,057          $914,255            $469,954
----------------------------------------------------------------------------------------------------
  PBHG Large Cap                               $15,052,752         $5,689,659          $2,395,600
----------------------------------------------------------------------------------------------------
  PBHG Mid-Cap                                  $2,890,623         $2,991,487          2,353,508
----------------------------------------------------------------------------------------------------
  PBHG Small Cap                                $1,396,504         $1,366,782           $777,268
----------------------------------------------------------------------------------------------------
  PBHG Focused                                   $721,648           $302,830            $278,749
----------------------------------------------------------------------------------------------------
  PBHG Cash Reserves                                $0                 $0                  $0
----------------------------------------------------------------------------------------------------
  PBHG Technology & Communications              $3,084,206         $4,801,949          $2,343,946
----------------------------------------------------------------------------------------------------
  PBHG Strategic Small Company                   $319,703           $409,491            $393,440
----------------------------------------------------------------------------------------------------
  Clipper Focus                                  $684,235 1         $1,433,934          $1,071,396
----------------------------------------------------------------------------------------------------
  Analytic Disciplined Equity                   $134,122 3          $237,786            $206,942
----------------------------------------------------------------------------------------------------
  PBHG IRA Capital Preservation                    $0 2                $0                  $0
----------------------------------------------------------------------------------------------------
  Heitman REIT                                   $89,467 3           $358,226            $345,520
----------------------------------------------------------------------------------------------------
  TS&W Small Cap Value Fund                         *                   *               $30,521
----------------------------------------------------------------------------------------------------
  Dwight Intermediate Fixed Income Fund             *                   *                 $600
----------------------------------------------------------------------------------------------------

1 For the period April 30, 2001 through March 31, 2002.
2 For the period October 31, 2001through March 31, 2002.
3 For the period December 31, 2001 through March 31, 2002.

PROXY VOTING


The Trust's Board of Trustees has adopted Proxy Voting Guidelines (the "Guidelines") in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines are attached to this Statement of Additional Information as Exhibit A. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Funds' investments. The Guidelines generally assign proxy voting responsibilities for each Fund to the investment adviser or sub-adviser responsible for the management of such Fund. If an investment adviser or sub-adviser to a Fund that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that adviser will be required to follow the Trust's Guidelines. Attached as Exhibit B to this Statement of Additional Information are the proxy voting policies for the adviser and those sub-advisers of the Trust that have such a policy.

                              DESCRIPTION OF SHARES


The Trust may issue an unlimited number of shares for each Fund and may create additional portfolios and additional classes of the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.


VOTING RIGHTS


Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder. Shareholders of each Fund of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds will be voted on only by shareholders of the affected Funds. Shareholders of all Funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of each Class of the Trust will vote separately on matters relating solely to such Class and not on matters relating solely to any other Class or Classes of the Trust. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows:
(a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his death.


Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.


The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

                       PURCHASES AND REDEMPTIONS OF SHARES


Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

PURCHASES


You may purchase PBHG Class and Advisor Class shares of each Fund directly through DST Systems, Inc., the Trust's Transfer Agent. You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.


With respect to PBHG Class and Advisor Class Shares, you may place orders by mail, wire or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.


Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Trustees of the Trust that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of Trustees would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.


PBHG IRA Capital Preservation Fund is only available to purchasers in certain retirement plans. See the Prospectus for more details.

MINIMUM INVESTMENT


The minimum initial investment in each Fund is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25.

INITIAL PURCHASE BY MAIL


An account may be opened by mailing a check or other negotiable bank draft payable to PBHG Funds for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to PBHG FUNDS, P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust will not accept third-party checks, i.e., a check not payable to PBHG Funds or a Fund for initial or subsequent investments.

ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASE)


You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. THE MINIMUM TELEPHONE PURCHASE IS $1,000, AND THE MAXIMUM IS FIVE TIMES THE NET ASSET VALUE OF SHARES HELD BY THE SHAREHOLDER ON THE DAY PRECEDING SUCH TELEPHONE PURCHASE FOR WHICH PAYMENT HAS BEEN RECEIVED. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

INITIAL PURCHASE BY WIRE


If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds to be effective on that day. In addition, an original Account Application should be promptly forwarded to: PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534. All wires must be sent as follows: United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [name of Fund, your name, your social security number or tax id number and your assigned account number].

ADDITIONAL PURCHASES BY WIRE


 Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

PURCHASE BY ACH


If you have made this election, shares of each Fund may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

GENERAL INFORMATION REGARDING PURCHASES


A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds. Payment may be made by check or readily available funds. You may purchase shares of each fund directly through the Trust's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its net asset value per share (NAV) next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated net asset value. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's net asset value as calculated on the next business day after receipt of the check or bank draft. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.


In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds and
(ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.


If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.


REDEMPTIONS


Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each of the other Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of each Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.


In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each other Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.


It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each PBHG Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.


You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

BY MAIL


There is no charge for having a check for redemption proceeds mailed to you.

BY TELEPHONE


Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are not eligible for this option and must be redeemed by written request. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.


If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.


REDEMPTION FEES

The PBHG Funds charge a redemption/exchange fee on redemptions of most shares held less than 10 calendar days. The PBHG IRA Capital Preservation Fund charges a redemption fee on redemptions or exchanges of shares held less than 12 months. The PBHG Cash Reserves Fund does not charge a redemtion/exchange fee. See the Prospectus for details of the redemption/exchange fee.

BY WIRE


The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

BY ACH


The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

CHECK WRITING (CASH RESERVES FUND ONLY)


Check writing service is offered free of charge to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-800-433-0051 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.


SIGNATURE GUARANTEES


A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires medallion signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. See the prospectus for a list of the types of entities that offer medallion signature guarantees. The Trust does not accept signature guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.


SHAREHOLDER INQUIRIES AND SERVICES OFFERED


If you have any questions about the Funds or the shareholder services described below, please call the Trust at 1-800-433-0051. Written inquiries should be sent to DST SYSTEMS, INC., P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.


SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS


For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

1. SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.


2. SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.


EXCHANGE PRIVILEGES


Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the same class of other Funds of the Trust currently available to the public. See the "Trading Guidelines" section of the prospectus for limitations on exchanges. The Trust reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon sixty (60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.


The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.


TAX-SHELTERED RETIREMENT PLANS


A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.


1. TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.


2. ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

On June 7, 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current $2,000 annual contribution limit that applies to Traditional and Roth IRAs will increase gradually from $3,000 in 2002 to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments.


Traditional and Roth IRA Contribution Limits:

                 -----------------------------------------------------------
                   TAX YEARS                        MAX. ANNUAL CONTRIBUTION
                 -----------------------------------------------------------
                   2001                             $2,000
                 -----------------------------------------------------------
                   2002-2004                        $3,000
                 -----------------------------------------------------------
                   2005-2007                        $4,000
                 -----------------------------------------------------------
                   2008                             $5,000
                 -----------------------------------------------------------
                   2009-2010                        Indexed to Inflation
                 -----------------------------------------------------------

The new tax law will permit individuals age 50 and over to make catch-up contributions to IRAs as follows:

                 -----------------------------------------------------------
                   YEAR                             LIMIT
                 -----------------------------------------------------------
                   2002-2005                        $500
                 -----------------------------------------------------------
                   2006-2010                        $1,000
                 -----------------------------------------------------------



The annual maximum IRA contribution must be made before annual catch-up contributions are made.


3. SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.


4. 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.


5. 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.


6. 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.


OTHER SPECIAL ACCOUNTS


The Trust also offers the following special accounts to meet your needs:


1. COVERDELL EDUCATION SAVINGS ACCOUNTS ("ESAS") (FORMERLY EDUCATION IRAS). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

2. UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.


3. CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.


For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.


MINIMUM ACCOUNT SIZE


Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

                        DETERMINATION OF NET ASSET VALUE


The purchase and redemption price of the shares of a class of a Fund is based on the NAV attributable to such class. Each Fund, other than Cash Reserves Fund, calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any Business Day. Each Fund (other than the Cash Reserves Fund) that reaches a certain asset size, will have its net asset value per share listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal.


The securities of each Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.


Fund securities listed on an exchange are valued at the last sales price. Fund securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.


Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

The net asset value per share of the PBHG Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Net asset value per share is determined daily as of 2:00 p.m. Eastern Time on each Business Day. During periods of declining interest rates, the daily yield of the PBHG Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the PBHG Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the PBHG Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.


The use of amortized cost valuation by the PBHG Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated. If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.


Pursuant to IRA Capital Preservation Fund's fair valuation procedures, the Wrapper Agreement's value generally will be equal to the difference between the Book Value and the Market Value (plus accrued interest on the underlying securities) of the applicable Covered Assets. If the Market Value (plus accrued interest on the underlying securities) of the Covered Assets is greater than their Book Value, the Wrapper Agreement's value will be reflected as a liability of the Fund in the amount of the difference, i.e., a negative value, reflecting the potential liability of the Fund to the Wrapper Provider. If the Market Value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value, the Wrapper Agreement's value will be reflected as an asset of the Fund in the amount of the difference, i.e., a positive value, reflecting potential liability of the Wrapper Provider to the Fund. In performing its fair value determination, the Fund's Board expects to consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreement. If the Fund's Board determines that a Wrapper Provider is unable or unlikely to make such payments or that the Wrapper Provider's creditworthiness has declined, the Board may assign a fair value to the Wrapper Agreement that is less than the difference between Book Value and the Market Value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Fund might be unable to maintain NAV stability, and the net asset value per share of the Fund may decline.

                                      TAXES


The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes.


FEDERAL INCOME TAX


The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY


Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses ((ii) and (iii) collectively, the "Asset Diversification Test"). To the extent that the redemption fees retained by a Fund are included in gross income of the Fund for federal income tax purposes, the Fund intends to treat such fees as "other income" derived with respect to the Fund's business of investing in stock securities or currencies for purposes of the Income Requirement.


For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.


For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be included in the qualified dividend income of individual and other non-corporate shareholders and be eligible for the dividends-received deduction.


PORTFOLIO DISTRIBUTIONS


Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.


Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will generally be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends paid to individual and other non-corporate shareholders will be treated as qualified dividend income (subject to tax at a maximum rate of 15%) to the extent of the dividends received by the Fund in any taxable year from domestic corporations and certain qualified foreign corporations. However, if the qualified dividends received by the Fund are 95% (or more) of the Fund's gross income (exclusive of any net capital gain) in any taxable year, then all of the ordinary income dividends paid by the Fund for that taxable year will be treated as qualified dividend income. Dividends paid to corporate shareholders will qualify for the dividends-received deduction only to the extent of the dividends received by the Fund in any taxable year from domestic corporations. Any net capital gains realized by the Fund will be distributed annually as capital gain dividends and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends constituting qualified dividend income, the amount of dividends eligible for the dividends-received deduction and the amount of capital gain dividends.


Certain debt securities purchased by the Funds (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.


Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.


Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

WITHHOLDING


In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.


REDEMPTION OR EXCHANGE OF SHARES


Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.


Any loss recognized on a sale or exchange will be disallowed under the wash sale rules to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.


INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS


Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.


HEDGING TRANSACTIONS


Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.


Generally, the hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).


Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.


Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.


STATE TAXES


Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.


FOREIGN SHAREHOLDERS


Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.


A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Fund and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. federal income tax at a rate of 28% unless proper notification of such shareholder's foreign status is provided.


Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.


The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.


MISCELLANEOUS CONSIDERATIONS


The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on May 17, 2004. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.


Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Fund.

                             PERFORMANCE ADVERTISING


From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The performance shown for the Advisor Class of each Fund (other than the the Growth Fund) is based on hypothetical performance using the actual performance and expenses of the PBHG Class, for the periods prior to the inception of the Advisor Class, adjusted to reflect the additional 0.25% service fee payable by the Adviser Class. The Funds' Advisor Class shares and PBHG Class shares would have similar returns because both classes are invested in the same portfolio of securities. Therefore , the performance of the two share classes will differ only to the extent they have different expenses.

                              FINANCIAL STATEMENTS


PricewaterhouseCoopers LLP ("PWC") located at Two Commerce Square 2001 Market Street Philadelphia, Pennsylvania, serves as the independent registered public accounting firm for the Trust. PWC provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.


The audited financial statements for each Fund for the fiscal year ended March 31, 2004 and the report of the independent accountants for that year are included in the Trust's Annual Report to Shareholders dated March 31, 2004. The Annual Report, except for page 1 thereof, is incorporated herein by reference and made part of this Statement of Additional Information.


The financial statements noted above for each Fund have been audited by PWC and have been incorporated by reference into the Statement of Additional Information in reliance on the report of PWC, independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

                                 CREDIT RATINGS


MOODY'S INVESTORS SERVICE, INC.

PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or      Moody's applies numerical modifiers 1, 2, and 3 in each rating
minus (-)        classifications "aa" through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

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

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...)       (This rating applies only to U.S. Tax-Exempt Municipals)
                 Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY


Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.


Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                 o Leading market positions in well-established industries.

                 o        High rates of return on funds employed.

                 o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                 o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                 o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATINGS SERVICES

LONG-TERM ISSUE CREDIT RATINGS


Issue credit ratings are based, in varying degrees, on the following considerations:


1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;


2. Nature of and provisions of the obligation;


3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC' , 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.




FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS


INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

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

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.
                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS


  F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

  F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

  F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

  B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

  C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

  D              Default. Denotes actual or imminent payment default.

NOTES

 "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F'. Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

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                                    EXHIBIT A

                                   PBHG FUNDS
                           PBHG INSURANCE SERIES FUND


PROXY VOTING GUIDELINES


These Proxy Voting Guidelines (the "Guidelines") are being adopted by the Board of Trustees of the PBHG Funds and the PBHG Insurance Series Fund (collectively, "PBHG" or "PBHG Funds") in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "Rule"). PBHG recognizes that proxies have an economic value and in voting proxies, PBHG seeks to maximize the value of our investments and our shareholders' assets. We believe that the voting of proxies is an economic asset that has direct investment implications. Moreover, we believe that each portfolio's investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, PBHG generally assigns proxy voting responsibilities to the investment manager responsible for the management of each respective PBHG portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a PBHG Fund that invests in voting securities. If an investment adviser to a PBHG Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 19401, that adviser will be required to follow these Guidelines.


DISCLOSURE OF GENERAL PROXY VOTING GUIDELINES


In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the funds' assets.


PBHG's Guidelines as they relate to certain common proxy proposals are summarized below along with PBHG's usual voting practice. As previously noted, an adviser or sub-adviser to PBHG will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

ELECTION OF THE BOARD OF DIRECTORS

     o We generally vote FOR proposals: (1) asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) that repeal classified boards and seek to elect all directors annually; (3) to restore shareholder ability to remove directors with or without cause; (4) that permit shareholders to elect directors to fill board vacancies; (5) that seek to fix the size of the board; and (6) asking that a majority or more of directors be independent.

     o We generally vote AGAINST proposals: (1) requiring directors to own a minimum amount of company stock; (2) limiting the tenure of outside directors; (3) to classify the board; (4) that provide that directors may be removed only for cause; (5) that provide that only continuing directors may elect replacements to fill board vacancies; (6) that give management the ability to alter the size of the board without shareholder approval; and (7) requiring two candidates per board seat.

     o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals requiring that the positions of chairman and CEO be held separately; (3) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; (4) votes in contested elections of directors; and (5) proposals that establish or amend director qualifications.


     o 1 Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

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APPROVAL OF INDEPENDENT AUDITORS

     o We generally vote FOR proposals: (1) to ratify the selection of auditors and (2) asking for reasonable audit firm rotation.

     o We generally vote AGAINST a proposal to ratify the selection of an auditor if the auditor is deemed to not be independent, fees for non-audit services are excessive or there is reason to believe that an independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     o We will evaluate on a case-by-case basis proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

SHAREHOLDER RIGHTS

     o We generally vote FOR proposals: (1) that remove restrictions on the right of shareholders to act independently of management; (2) to allow or make easier shareholder action by written consent; (3) to lower supermajority shareholder vote requirements; and (4) giving the board the ability to amend the bylaws in addition to shareholders.

     o We generally vote AGAINST proposals: (1) to restrict or prohibit shareholder ability to call special meetings; (2) to restrict or prohibit shareholder ability to take action by written consent; (3) to require a supermajority shareholder vote; and (4) giving the board exclusive authority to amend bylaws.

     o We will evaluate on a case-by-case basis proposals that adopt a fair price provision.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

     o We generally vote for proposals: (1) to adopt confidential voting; (2) by management to change the date/time/location of the annual meeting;
          (3) that ask a company to submit its poison pill for shareholder ratification; (4) to opt out of control share acquisition statutes;
          (5) to restore voting rights to the control shares; and (6) to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     o We generally vote AGAINST proposals: (1) to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders to change the date/time/location of the annual meeting;
          (3) that eliminate cumulative voting; (4) to amend the charter to include control share acquisition provisions; and (5) that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill").

     o We will evaluate on a case-by-case basis: (1) bundled or conditioned proxy proposals; (2) votes to reimburse proxy solicitation expenses;
          (3) votes on advance notice proposals; (4) votes to restore or permit cumulative voting; (5) votes to redeem or ratify a company's poison pill; and (6) proposals to opt in or out of state takeover statutes.

CORPORATE GOVERNANCE

     o We generally vote for proposals: (1) to amend bylaws or charters for housekeeping changes; and (2) for reincorporation.

     o We will evaluate on a case-by-case basis proposals to change a company's state of incorporation.

CAPITAL STRUCTURE

     o We generally vote FOR proposals to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split;
          (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

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     o    We generally vote against proposals: (1) at companies with dual-class capital structures to increase the number of authorized shares that has superior voting rights; (2) to authorize the creation of new classes of blank check preferred stock; (3) to increase the number of blank check preferred stock; and (4) to create a new class of common stock with superior voting rights.

     o We will evaluate on a case-by-case basis proposals: (1) to increase the number of shares of common stock authorized for issue; (2) to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) that seek preemptive rights; (4) of a debt restructuring plan; (5) on the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) on "going private" transactions; (9) regarding private placements; and (10) on recapitalizations.

EXECUTIVE AND DIRECTOR COMPENSATION

     o We generally vote FOR proposals: (1) that seek additional disclosure of executive and director pay information; (2) to have golden and tin parachutes submitted for shareholder ratification; (3) that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) to implement a 401(k) savings plan for employees; (5) for plans which provide a dollar-for-dollar cash for stock exchange; (6) to eliminate retirement plans for non-employee directors; (7) regarding OBRA-Related Compensation; (8) to put option repricings to a shareholder vote; and (9) asking the company to expense stock options.

     o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

     o We will evaluate on a case-by-case basis proposals: (1) with respect to compensation plans; (2) seeking approval to reprice options; (3) on employee stock purchase plans; (4) that ratify or cancel golden or tin parachutes; (5) which provide an option of taking all or a portion of cash compensation in the form of stock; (6) for plans which do not provide a dollar-for-dollar cash for stock exchange; (7) advocating the use of performance-based stock options; and (8) all other shareholder proposals regarding executive and director pay.

MERGERS AND CORPORATE RESTRUCTURINGS

     o We generally vote FOR proposals to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

     o We generally vote AGAINST proposals to that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     o We will evaluate on a case-by-case basis proposals: (1) on mergers and acquisitions; (2) on spin-offs; (3) on asset sales; (4) on asset purchases; (5) on liquidations; (6) on joint ventures; and (7) seeking to maximize shareholder value.

SOCIAL AND ENVIRONMENTAL ISSUES

     o We generally vote FOR proposals: (1) that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) that report on a company's involvement in spaced-based weaponization; (4) on the company's efforts to diversify the board;
          (5) outlining the company's affirmative action initiatives; and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

     o We generally vote AGAINST proposals: (1) to completely phase out genetically modified ingredients (GMOs) from the company's products;
          (2) seeking a report on the health and environmental effects of GMOs;
          (3) requesting reports on a company's policies aimed at curtailing gun violence; (4) seeking stronger tobacco product warnings; (5) prohibiting investment in tobacco equities; (6) asking the company

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          to affirm political nonpartisanship in the workplace; (7) to report or publish in newspapers the company's political contributions; (8) disallowing or restricting the company from making political contributions; (9) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (10) implementing the China Principles; (11) requesting reports on foreign military sales or offsets; (12) requesting a company to cease production of nuclear weapons; and (13) seeking reports on the diversity efforts of suppliers and service providers.

     o We will evaluate on a case-by-case basis proposals: (1) to phase out the use of animals in product testing; (2) asking the company to implement price restraints on pharmaceutical products; (3) to label GMOs voluntarily; (4) requesting reports outlining the steps necessary to eliminate GMOs; (5) requesting reports on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting reports outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) to adopt the CERES Principles; (9) to adopt a comprehensive recycling strategy; (10) to invest in renewable energy sources; (11) to review ways to link executive compensation to social factors; (12) on requests for reports detailing the company's operations in a particular country and steps to protect human rights; (13) implementing certain human rights standards; (14) to endorse or increase activity on the MacBride Principles; (15) asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; and (17) to amend the company's EEO policy to include sexual orientation.

OTHER SITUATIONS


No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable PBHG Fund and its shareholders.


CONFLICTS OF INTEREST


PBHG recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a PBHG Fund, the PBHG Funds themselves will not have a conflict of interest with fund shareholders in the voting of proxies. PBHG expects each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective PBHG Fund and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.


DISCLOSURE OF PROXY VOTING GUIDELINES AND RECORD


PBHG will fully comply with all applicable disclosure obligations under the Rule. These include the following:

     o Disclosure in shareholder reports that a description of the Fund's Proxy Voting Guideline is available upon request without charge and information about how it can be obtained (e.g. PBHG Fund website, SEC web site, and toll free phone number).

     o Disclosure in the Fund Statement of Additional Information (SAI) the actual policies used to vote proxies.

     o Disclosure in shareholder reports and in the SAI that information regarding how PBHG voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.


PBHG will file all required reports regarding the Fund's actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.


PBHG will respond to all requests for guideline descriptions or proxy records within three business days of such request.

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MAINTENANCE OF PROXY VOTING RECORDS


PBHG's administrator, adviser, and sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a PBHG Fund as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years.


REVIEW OF PROXY VOTING GUIDELINE


This guideline as well as the proxy voting guidelines of all advisers and sub-advisers to PBHG will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

DATED: JUNE 2003

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                                    EXHIBIT B

                 ADVISER AND SUB-ADVISERS PROXY VOTING POLICIES








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                        Pilgrim Baxter & Associates, Ltd.

                               Proxy Voting PolIcY


Introduction

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients' assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and any written guidelines or instructions from our clients. In the event a client's written guidelines or instruction conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

Proxy Oversight Committee

Pilgrim Baxter has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Chief Financial Officer, Chief Administrative Officer, Senior Vice President - Distribution, General Counsel, and Chief Compliance Officer. The Committee is primarily responsible for:

     o Approving Pilgrim Baxter's Proxy Voting Policy (the "Policy") and related Procedures;
     o   Reviewing reports of proxy votes cast;
     o Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third party proxy research provider;
     o Seeking to identify and properly address material conflicts of interest that may arise in the context of voting proxies;
     o   Reviewing the proxy voting policies of sub-advisers;
     o Acting as a resource for investment personnel on proxy matters when needed.

The Committee has authorized the appointment of an independent third party to provide research on proxy matters and voting recommendations generally consistent with this Policy. The Committee has also authorized the appointment of a Proxy Voting Clerk to coordinate, execute and maintain appropriate records related to the proxy voting process and to maintain records of differences, if any, between this Policy and the actual votes cast.

Summary of Proxy Voting Guidelines

Pilgrim Baxter's Proxy Voting Policies as they relate to certain common proxy proposals are described below along with our usual voting practices:


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Board of Directors

   o We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; (7) by shareholders seeking to require that the position of chairman be filled by an independent director; and (8) seeking to provide expanded indemnification coverage in certain cases when a director's or officer's legal defense was unsuccessful.

   o We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) impose a mandatory retirement age for outside directors; (4) classify the board; (5) provide that directors may be removed only for cause; (6) provide that only continuing directors may elect replacements to fill board vacancies; (7 provide management the ability to alter the size of the board without shareholder approval;
         (8) require two candidates per board seat; (9) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (10) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

   o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals regarding director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals seeking to establish or amend director qualifications.

Approval of Independent Auditors

   o We generally vote FOR proposals seeking to ratify the selection of auditors.

   o We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

   o We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

   o We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.


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   o     We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

   o We generally vote for proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of election; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments; (7) by shareholders requesting that any future poison pill be put to a shareholder vote; and (8) seeking to opt out of state disgorgement and freezeout provisions.

   o We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill"); (6) seeking to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding; and (7) seeking to approve other business when it appears as a voting item.

   o We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

Corporate Governance

   o We generally vote for proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

   o We will evaluate on a case-by-case basis proposals requesting: (1) a change in a company's state of incorporation and (2) mandatory holding periods for their executives to hold stock after option exercise.

Capital Structure

   o We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; (7) create a new class of non-voting or sub-voting common stock; and (8) create "declawed" blank check preferred stock.



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   o     We generally vote against proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

   o We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan;
         (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; (10) regarding on recapitalizations; and (11) seeking to increase the number of blank check preferred stock after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder return.

Executive and Director Compensation

   o We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes be submitted for shareholder ratification;
         (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive;
         (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (8) seeking to add performance goals to existing compensation plans to comply with OBRA laws; for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws;
         (9) seeking to put option repricings to a shareholder vote; and (10) requesting the company to expense stock options; (11) advocating the use of performance-based equity awards; (12) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (13) seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

   o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; (2) requiring director fees to be paid in stock only;
         (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; and for plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance and the main source of the pay increase is equity-based; and (4) requesting retirement plans for non-employee directors.


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   o     We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) by management seeking approval to reprice options; (8) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; and (9) by shareholders regarding all other executive and director pay issues.


Mergers and Corporate Restructurings

   o We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

   o We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

   o We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

   o We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining company's involvement in spaced-based weaponization; (4) outlining the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations; and (7) seeking to amend the company's EEO policy to include sexual orientation.

   o We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of GMOs; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities; as such decisions are better

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         left to portfolio managers; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restricting the company from making political or charitable contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; (14) requesting a report on the diversity efforts of suppliers and service providers; and (15) seeking to extend company benefits to or eliminate benefits from domestic partners, as benefit decisions should be left to the discretion of the company.

   o We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources;
         (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company's operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; (17) requesting reports on assessing economic risks of environmental pollution or climate change; (18) requesting reports outlining the impact of the health pandemic on the company's Sub-Saharan operations; and (19) requesting companies to establish, implement and report on a standard of response to the health pandemic in Africa and other developing countries.

Other Situations

No Proxy Voting Policy can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the affected client(s).

Conflict of Interest Identification and Resolution

Pilgrim Baxter seeks to minimize the potential for conflict by utilizing the services of an independent, third party to provide voting recommendations that are consistent with this Policy as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor's interpretations thereof. While it is expected that most proxies will be voted consistent with the research providers recommendation, there may be instances where the investment analyst believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. These instances are considered an "Override" and all such overrides must be approved by the Chief Investment Officer (the "CIO") and subsequently reported to the Committee. In approving any such Override, the CIO will use his best judgment to ensure that the spirit of this Policy is being followed and the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, Pilgrim Baxter has developed a Proxy Vote Watch List (the "Watch List"). The Watch List, which is maintained by the Chief Compliance Officer (the "CCO"), summarizes public companies with whom Pilgrim Baxter may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

   o Companies with whom Pilgrim Baxter1 has a material business relationship;
   o Companies where a Pilgrim Baxter employee, or spouse of a Pilgrim Baxter employee, is a senior officer or director or has a material business relationship;
   o Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved by the CIO that related to companies on the Watch List are reviewed by the CCO who may approve the Override in consultation, if needed, with the CIO or the General Counsel. If deemed necessary, the CCO may refer the matter to the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third party to determine how the proxies should be voted, or (4) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

--------
1 In this context, we are referring to all matters that may give rise to a potential material conflict for Pilgrim Baxter, including those related to the business activities of its advised and sponsored mutual fund family.

Disclosure to Clients

Pilgrim Baxter's Form ADV will include a description of this Policy and, upon request, Pilgrim Baxter will provide clients a copy of the complete Policy. Pilgrim Baxter will also provide to clients, upon request, information on how their securities were voted.

Dated: 2/2004

                             Proxy Voting Procedures

Reconciliation Process

Upon Pilgrim Baxter's receipt of proxy materials, the Proxy Voting Clerk reconciles the number of shares to be voted as of the record date set forth in the proxy materials against the number of shares as of the record date set forth in Pilgrim Baxter's records. Because Pilgrim Baxter is committed to resolving all share number discrepancies, the Proxy Voting Clerk uses every reasonable effort to reconcile any share number discrepancy with the appropriate custodian bank. If Pilgrim Baxter no longer holds shares in the company on whose behalf proxy votes are being solicited, the Proxy Voting Clerk does not vote those proxies.

Voting Identified Proxies

A proxy is identified when it is reported through a third party vendor's automated system or when a custodian bank notifies Pilgrim Baxter of its existence. As a general rule, the Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Pilgrim Baxter is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, Pilgrim Baxter may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if Pilgrim Baxter is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking," the Proxy Voting Clerk generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which Pilgrim Baxter may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client's securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.

Proxy Voting Procedure

The Proxy Voting Clerk generally votes proxies, as follows:

      (a) The Proxy Voting Clerk prints the Proxy Analysis Report. This report is a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from the third party proxy research provider with respect to the issues on a particular proxy;

      (b) The Proxy Voting Clerk sends the Proxy Analysis Report to the research analyst who covers the company for his/her review;

      (c) In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as a portfolio manager, another research analyst, management of the company conducting the proxy, shareholder groups, and other relevant sources;

      (d) If the analyst is voting all items on the ballot in a manner that is consistent with the proxy research provider's recommendations, he/she checks the appropriate box on the Proxy Voting Materials cover sheet, signs where indicated and returns it to the Proxy Voting Clerk. In instances where the analyst disagrees with the research provider's recommended vote and decides to vote an item differently, the analyst's recommended vote will be considered an "Override". All Overrides must be discussed with, and approved by, the CIO. Both the CIO and the analyst must sign the Proxy Voting Materials cover sheet and return it to the Proxy Voting Clerk with a brief explanation that documents the rationale for their decision;

      (e) The Proxy Voting Clerk compiles all overridden recommendations in a Proxy Vote Override Report. The Overrides are then compared to the Proxy Vote Watch List to identify potential conflict situations.

      (f) If a proxy being overridden is a company on the Proxy Vote Watch List, the Proxy Voting Clerk will promptly forward the proxy to the Chief Compliance Officer (CCO). The CCO reviews the Overrides and may confirm the Overrides in consultation with the CIO or the General Counsel. In instances where a potential conflict of interest has been identified that may be material, the CCO may refer the matter to the full Committee for their evaluation and input as to how the conflict of interest should be resolved.

      (g) Upon resolution by the Committee or otherwise, the CCO will return the Proxy Override Report to the Proxy Voting Clerk indicating how the matter should be voted.

      (h) The Proxy Voting Clerk votes the proxies as instructed in the Proxy Analysis Report and the Proxy Vote Override Report; and

      (i) The Proxy Voting Clerk prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. The Proxy Voting Clerk also prepares a Proxy Override Summary Report that documents all vote recommendations received from the proxy research provider that were overridden during the period. These reports are periodically reviewed by the Committee.

Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

    o These policy and procedures, and any amendments thereto; o Each proxy statement (maintained on a third party automated system);
    o Record of each vote cast (maintained on a third party automated system);
    o Documentation, if any, created by Pilgrim Baxter that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
    o    Various reports prepared according to the above procedures; and
    o Each written client request for information and a copy of any written response by Pilgrim Baxter to a client's written or oral request for information.



Dated: 2/2004

                               ANALYTIC INVESTORS

                        PROXY VOTING POLICY AND PROCEDURE


 Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

 PROXY OVERSIGHT COMMITTEE


Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee"), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").

 PROXY VOTING SERVICE


The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

CONFLICTS OF INTEREST


Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative. At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy Coordinator. Upon notification the Proxy Service's recusal from voting, Analytic Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

VOTING GUIDELINES


Analytic Investors has reviewed the Proxy Service's voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

PROXY VOTING RECORD


The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

OBTAINING A VOTING PROXY REPORT


Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

RECORDKEEPING


Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

     o Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

     o Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

     o    Records of votes cast on behalf of clients

     o    Records of written client requests for voting information

     o Records of written responses from Analytic Investors to both written and verbal client requests

     o Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

                       HEITMAN REAL ESTATE SECURITIES LLC

                      PROXY VOTING POLICIES AND PROCEDURES


Heitman Real Estate Securities LLC ("Heitman") provides investment advisory services to its clients with respect to publicly traded real estate securities. The following policies and procedures have been implemented to insure that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.


Heitman utilizes the services of an independent unaffiliated proxy firm, Institutional Shareholder Services ("ISS"). ISS is responsible for: notifying Heitman in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.


Heitman will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by Heitman. There may also be occasions when Heitman determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as
(i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if Heitman is required to reregister shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking."


Heitman's general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting.....................................................................For
Adoption of Anti-greenmail charter of bylaw amendments..............................................For
Amend bylaws or charters for housekeeping changes For Elect Directors annually......................For
Fix the size of the Board...........................................................................For
Give Board ability to amend bylaws in addition to Shareholders......................................For
Lower supermajority Shareholder vote requirements ..................................................For
Ratify Auditors.....................................................................................For
Require Majority of Independent Directors...........................................................For
Require Shareholder approval of Golden or Tin Parachutes ...........................................For
Restore or Provide Shareholders with rights of appraisal ...........................................For
Restore Shareholder ability to remove directors with our without cause..............................For
Seek reasonable Audit rotation......................................................................For
Shareholders' Right to Act independently of management..............................................For
Shareholders' Right to Call Special Meeting.........................................................For
Shareholders' Right to Act by Written Consent.......................................................For
Stock Repurchase Plans..............................................................................For
Stock Splits........................................................................................For
Submit Poison Pill for Shareholder ratification.....................................................For
Blank Check Preferred Stock.........................................................................Against
Classified Boards...................................................................................Against
Dual Classes of Stock Give .........................................................................Against
Board exclusive authority to amend bylaws...........................................................Against
Limited Terms for Outside Directors Against Payment of Greenmail....................................Against
Provide Management with authority to adjourn an annual or special meeting...........................Against
Require Director Stock Ownership....................................................................Against
Restrict or Prohibit Shareholder ability to call special meetings...................................Against
Supermajority Vote Requirement......................................................................Against
Supermajority Provisions Against Adopt/Amend Stock Option Plan......................................Case-by-Case
Adopt/Amend Employee Stock Purchase Plan............................................................Case-by-Case
Approve Merger/Acquisition..........................................................................Case-by-Case
Authorize Issuance of Additional Common Stock ......................................................Case-by-Case
Consider Non-financial Effects of Merger............................................................Case-by-Case
Director Indemnification ...........................................................................Case-by-Case
Election of Directors...............................................................................Case-by-Case
 Fair Price Requirements............................................................................Case-by-Case
Issuance of authorized Common Stock.................................................................Case-by-Case
Limitation of Executive/Director Compensation.......................................................Case-by-Case
Reincorporation.....................................................................................Case-by-Case
Require Shareholder Approval to Issue Preferred Stock...............................................Case-by-Case
Spin-Offs...........................................................................................Case-by-Case
Shareholder proposal to redeem Poison Pill..........................................................Case-by-Case
Social and Environmental Issues.....................................................................Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.


Heitman has established a Proxy Policies and Procedures Oversight Committee (the "Proxy Committee"), consisting of Heitman's Chief Investment Officer, Chief Financial Officer, General Counsel and Compliance Officer. The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a Heitman portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.


As a general rule, Heitman's Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Heitman is entitled to vote. Heitman's proxy voting policy is as follows:

     (a) Heitman'sProxy Voting Clerk will print a Proxy Analysis Report containing a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from ISS with respect to the issues on a particular proxy;

     (b) Heitman's Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy;

     (c) In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the Heitman portfolio manager may consider information from various sources, such as another Heitman portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy;

     (d) The Heitman portfolio manager will return the Proxy Analysis Report to Heitman's Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. Instances where the Heitman portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered "exceptions;"

     (e) With respect to any proxy, Heitman's Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of Heitman's Proxy Committee.

     (f) Heitman's Proxy Committee may confirm or overturn any recommendations by Heitman's portfolio manager. In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, Heitman's Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy;

     (g) In all instances where a Proxy Vote Exception Report has been generated, Heitman's Compliance Officer or another member of Heitman's Proxy Committee will inform Heitman's Proxy Voting Clerk in writing of the Committee's determination as to how to respond to such proxy promptly after such Committee has reached its conclusions (a "Proxy Committee Report");

     (h) Wherever a Proxy Committee Report has been generated for a particular proxy, Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular Heitman client has advised Heitman in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

     (i) In all other cases, Heitman's Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

     (j) The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.


The Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest: (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Committee, adequately addresses the issue.


The following proxy materials and records are maintained by Heitman for a period of five years in an easily accessible place, the first two years in Heitman's office:

     o    These policies and procedures, and any amendments thereto;

     o    Each proxy statement (maintained on the ISS website);

     o Record of each vote cast and each abstention (maintained on the ISS website);

     o Documentation, if any, created by Heitman that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

     o Any other reports or memorializations prepared according to the above procedures; and

     o Each written client request for information and a copy of any written response by Heitman to a client's written or oral request for information.


Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Heitman's Compliance Officer at 1-800-225-5435, ext. 4150. The report will be provided free of charge.

                                ISS PROXY VOTING

                                   GUIDELINES
                                     SUMMARY


The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.


1. OPERATIONAL ITEMS

ADJOURN MEETING


Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS


Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS


Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME


Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING


Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS


Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o    Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS


Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS


Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse

     o    Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Failed to act on takeover offers where the majority of the shareholders tendered their shares

     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     o Are audit committee members and the non-audit fees paid to the auditor are excessive.


In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS


Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE


Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD


Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING


Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION


Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.


Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     o    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS


Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS


Vote AGAINST proposals that provide that directors may be removed only for cause.


Vote FOR proposals to restore shareholder ability to remove directors with or without cause.


Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.


Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)


Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

     o    Majority of independent directors on board

     o    All-independent key committees

     o    Committee chairpersons nominated by the independent directors

     o    CEO performance reviewed annually by a committee of outside directors

     o    Established governance guidelines

     o    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES


Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.


 Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

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STOCK OWNERSHIP REQUIREMENTS


Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS


Vote AGAINST shareholder proposals to limit the tenure of outside directors.


3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS


Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o Long-term financial performance of the target company relative to its industry; management's track record

     o    Background to the proxy contest

     o    Qualifications of director nominees (both slates)

     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES


Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING


Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.


Vote FOR management proposals to adopt confidential voting.


4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS


Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT


Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

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POISON PILLS


Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT


Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.


Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS


Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.


Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS


Vote AGAINST proposals to require a supermajority shareholder vote.


Vote FOR proposals to lower supermajority vote requirements.


5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS


Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES


Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price

     o    Fairness opinion

     o    Financial and strategic benefits

     o    How the deal was negotiated

     o    Conflicts of interest

     o    Other alternatives for the business

     o    Non-completion risk.

ASSET SALES


Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Impact on the balance sheet/working capital

     o    Potential elimination of diseconomies

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     o    Anticipated financial and operating benefits

     o    Anticipated use of funds

     o    Value received for the asset

     o    Fairness opinion

     o    How the deal was negotiated

     o    Conflicts of interest.

BUNDLED PROPOSALS


Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES


Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.


Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS


Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    Dilution to existing shareholders' position

     o    Terms of the offer

     o    Financial issues

     o    Management's efforts to pursue other alternatives

     o    Control issues

     o    Conflicts of interest


Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY


Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    The reasons for the change

     o    Any financial or tax benefits

     o    Regulatory benefits

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     o    Increases in capital structure

     o    Changes to the articles of incorporation or bylaws of the company.


Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     o    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)


Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES


Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS


Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.


Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o    Offer price

     o    Fairness opinion

     o    How the deal was negotiated

     o    Changes in corporate governance

     o    Change in the capital structure

     o    Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES


Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.


Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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SPINOFFS


Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     o    Tax and regulatory advantages

     o    Planned use of the sale proceeds

     o    Valuation of spin-off

     o    Fairness opinion

     o    Benefits to the parent company

     o    Conflicts of interest

     o    Managerial incentives

     o    Corporate governance changes

     o    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS


Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.


6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION


Provisions Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.


Vote AGAINST proposals to amend the charter to include control share acquisition provisions.


Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS


Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS


Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS


Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

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Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS


Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL


Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS


Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.


Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS


Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES


Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK


Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION


Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.


Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.


Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

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DUAL-CLASS STOCK


Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN


Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS


Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK


Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).


Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.


Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.


Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION


Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS


Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS


Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS


Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK


Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.


8. EXECUTIVE AND DIRECTOR COMPENSATION


Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.


Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     o    Cash compensation, and

     o    Categorization of the company as emerging, growth, or mature.


These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION


Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH


Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS


Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

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MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS


Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns

     o    Rationale for the repricing

     o    Value-for-value exchange

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation.

EMPLOYEE STOCK PURCHASE PLANS


Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o    Potential voting power dilution (VPD) is ten percent or less.


Vote AGAINST employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value, or

     o    Offering period is greater than 27 months, or

     o    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)


Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).


Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.


Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.


Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

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EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)


Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS


Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY


Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.


Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.


Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option repricings to a shareholder vote.


Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING


Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS


Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

     o    Whether the proposal mandates that all awards be performance-based

     o Whether the proposal extends beyond executive awards to those of lower-ranking employees

     o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES


Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.


Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o    The triggering mechanism should be beyond the control of management

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     o    The amount should not exceed three times base salary plus guaranteed benefits


9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS


Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     o The availability and feasibility of alternatives to animal testing to ensure product safety, and

     o    The degree that competitors are using animal-free testing.


Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance

     o The company's standards are comparable to or better than those of peer firms, and

     o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING


Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     o    Whether the proposal focuses on a specific drug and region

     o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

     o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

     o    Whether the company already limits price increases of its products

     o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

     o    The extent that peer companies implement price restraints

 GENETICALLY MODIFIED FOODS


Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

     o    The costs and feasibility of labeling and/or phasing out

     o The nature of the company's business and the proportion of it affected by the proposal

     o The proportion of company sales in markets requiring labeling or GMO-free products

     o    The extent that peer companies label or have eliminated GMOs

     o Competitive benefits, such as expected increases in consumer demand for the company's products

     o The risks of misleading consumers without federally mandated, standardized labeling

     o    Alternatives to labeling employed by the company.

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Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.


Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.


  Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

     o    The extent that peer companies have eliminated GMOs

     o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

     o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

     o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.


Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS


Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING


Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     o Whether the company has adequately disclosed the financial risks of its subprime business

     o Whether the company has been subject to violations of lending laws or serious lending controversies

     o    Peer companies' policies to prevent abusive lending practices.

TOBACCO


Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:


SECOND-HAND SMOKE:

     o    Whether the company complies with all local ordinances and regulations

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     o    The risk of any health-related liabilities.

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ADVERTISING TO YOUTH:

     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     o Whether the company has gone as far as peers in restricting advertising

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     o    Whether restrictions on marketing to youth extend to foreign countries


CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

     o    The percentage of the company's business affected

     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.


SPIN-OFF TOBACCO-RELATED BUSINESSES:

     o    The percentage of the company's business affected

     o    The feasibility of a spin-off

     o Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:


Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.


INVESTMENT IN TOBACCO STOCKS:


Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE


Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

     o    Whether there are publicly available environmental impact reports;

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

     o    The current status of legislation regarding drilling in ANWR.

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CERES PRINCIPLES


Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     o Environmentally conscious practices of peer companies, including endorsement of CERES

     o    Costs of membership and implementation.

ENVIRONMENTAL REPORTS


Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING


Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     o    The company's level of disclosure lags that of its competitors, or

     o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING


Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     o    The nature of the company's business and the percentage affected

     o    The extent that peer companies are recycling

     o    The timetable prescribed by the proposal

     o    The costs and methods of implementation

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY


Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

     o    The nature of the company's business and the percentage affected

     o The extent that peer companies are switching from fossil fuels to cleaner sources

     o    The timetable and specific action prescribed by the proposal

     o    The costs of implementation

     o    The company's initiatives to address climate change

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Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.


 GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE


Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     o    The relevance of the issue to be linked to pay

     o The degree that social performance is already included in the company's pay structure and disclosed

     o The degree that social performance is used by peer companies in setting pay

     o Violations or complaints filed against the company relating to the particular social performance measure

     o Artificial limits sought by the proposal, such as freezing or capping executive pay

     o    Independence of the compensation committee

     o    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS


  Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o The company is in compliance with laws governing corporate political activities, and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.


Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.


Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.


Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.


Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES


Vote AGAINST proposals to implement the China Principles unless:

     o There are serious controversies surrounding the company's China operations, and

     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS


Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     o    The nature and amount of company business in that country

     o    The company's workplace code of conduct

     o    Proprietary and confidential information involved

     o    Company compliance with U.S. regulations on investing in the country

     o    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS


Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     o    Agreements with foreign suppliers to meet certain workplace standards

     o    Whether company and vendor facilities are monitored and how

     o    Company participation in fair labor organizations

     o    Type of business

     o    Proportion of business conducted overseas

     o    Countries of operation with known human rights abuses

     o Whether the company has been recently involved in significant labor and human rights controversies or violations

     o    Peer company standards and practices

     o    Union presence in company's international factories


Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     o The company does not operate in countries with significant human rights violations

     o    The company has no recent human rights controversies or violations, or

     o The company already publicly discloses information on its vendor standards compliance.

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MACBRIDE PRINCIPLES


Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     o    Company compliance with or violations of the Fair Employment Act of
          1989

     o Company antidiscrimination policies that already exceed the legal requirements

     o    The cost and feasibility of adopting all nine principles

     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     o    The potential for charges of reverse discrimination

     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     o    The level of the company's investment in Northern Ireland

     o    The number of company employees in Northern Ireland

     o    The degree that industry peers have adopted the MacBride Principles

     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.


MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS


Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS


Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     o    Whether the company has in the past manufactured landmine components

     o    Whether the company's peers have renounced future production


Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     o    What weapons classifications the proponent views as cluster bombs

     o Whether the company currently or in the past has manufactured cluster bombs or their components

     o    The percentage of revenue derived from cluster bomb manufacture

     o    Whether the company's peers have renounced future production

NUCLEAR WEAPONS


Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

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SPACED-BASED WEAPONIZATION


Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     o    The information is already publicly available or

     o    The disclosures sought could compromise proprietary information.


WORKPLACE DIVERSITY

BOARD DIVERSITY


Generally vote FOR reports on the company's efforts to diversify the board, unless:

     o The board composition is reasonably inclusive in relation to companies of similar size and business or

     o The board already reports on its nominating procedures and diversity initiatives.


Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     o    The degree of board diversity

     o    Comparison with peer companies

     o    Established process for improving board diversity

     o    Existence of independent nominating committee

     o    Use of outside search firm

     o    History of EEO violations.


EQUAL EMPLOYMENT OPPORTUNITY (EEO)


Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     o    The company has well-documented equal opportunity programs

     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     o    The company has no recent EEO-related violations or litigation.


Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING


Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     o    The composition of senior management and the board is fairly inclusive

     o The company has well-documented programs addressing diversity initiatives and leadership development

     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

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     o    The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION


Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

     o Whether the company's EEO policy is already in compliance with federal, state and local laws

     o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

     o    The industry norm for including sexual orientation in EEO statements

     o Existing policies in place to prevent workplace discrimination based on sexual orientation


Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.


10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS


Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     o    Board structure

     o    Director independence and qualifications

     o    Attendance at board and committee meetings.


Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     o Ignore a shareholder proposal that is approved by a majority of shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Are interested directors and sit on the audit or nominating committee, or

     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND


Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance as a closed-end fund

     o    Market in which the fund invests

     o    Measures taken by the board to address the discount

     o    Past shareholder activism, board activity

     o    Votes on related proposals.

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PROXY CONTESTS


Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance relative to its peers

     o    Market in which fund invests

     o    Measures taken by the board to address the issues

     o Past shareholder activism, board activity, and votes on related proposals

     o    Strategy of the incumbents versus the dissidents

     o    Independence of directors

     o    Experience and skills of director candidates

     o    Governance profile of the company

     o    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS


Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Proposed and current fee schedules

     o    Fund category/investment objective

     o    Performance benchmarks

     o    Share price performance compared to peers

     o    Resulting fees relative to peers

     o    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES


Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS


Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Stated specific financing purpose

     o    Possible dilution for common shares

     o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES


Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Regulatory developments

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     o    Current and potential returns

     o    Current and potential risk.


Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION


Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o    The fund's target investments

     o    The reasons given by the fund for the change

     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL


Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS


Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Political/economic changes in the target market

     o    Consolidation in the target market

     o    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION


Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Current and potential returns

     o    Risk of concentration

     o    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION


Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Strategies employed to salvage the company

     o    The fund's past performance

     o    Terms of the liquidation.

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


CHANGES TO THE CHARTER DOCUMENT


Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    The degree of change implied by the proposal

     o    The efficiencies that could result

     o    The state of incorporation

     o    Regulatory standards and implications.


Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     o Removal of shareholder approval requirement for amendments to the new declaration of trust

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE


Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     o    Regulations of both states

     o    Required fundamental policies of both states

     o    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL


Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS


Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives

     o    The proposed distributor's reputation and past performance

     o    The competitiveness of the fund in the industry

     o    Terms of the agreement.

MASTER-FEEDER STRUCTURE


Vote FOR the establishment of a master-feeder structure.

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MERGERS


Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Resulting fee structure

     o    Performance of both funds

     o    Continuity of management personnel

     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES


Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR


Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     o    Performance of the fund's NAV

     o    The fund's history of shareholder relations

     o    The performance of other funds under the advisor's management.

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                        THOMPSON, SIEGEL & WALMSLEY, INC.

                               PROXY VOTING POLICY


Thompson, Siegel & Walmsley, Inc. (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our "clients"). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:


Proxy Voting Guidelines:

     o Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as:
          Election of Directors and Approval of Independent Auditors.

     o Occasionally, TS&W may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time TS&W will receive and act upon the client's specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

     o Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W's interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).


Proxy Voting Process:


For most stocks we use Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.


Upon timely receipt of proxy materials from the client's Custodian or through Proxy Edge:

     o The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout. o A Research Associate will review all proposals, vote routine issues and will consult with TS&W's Investment Policy Committee or products managers on non-routine issues.

     o The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

     o    All proxies will be voted solely in the interest of clients.

     o TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

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

     o All tender offers are reviewed and treated in a similar manner. Proxy Voting Records & Reports

     o The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol,
          (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

     o Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free (800) 697-1056.

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                           PACIFIC FINANCIAL RESEARCH

                                  PROXY VOTING

                              POLICY AND PROCEDURES



Pacific Financial Research ("PFR") assumes a fiduciary responsibility to vote proxies in the best interest of its clients unless a client specifically reserves the right to vote its own proxies. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), PFR acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.

GUIDELINES:
These guidelines have been developed to be consistent, whenever possible, with enhancing long-term shareholder value and with leading corporate governance practices. In determining how proxies will be voted, PFR will not be unduly influenced by representatives of management or other outside groups. These guidelines are not rigid policy positions. PFR will consider each proxy issue individually, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. Generally, PFR will vote proxies as follows:

     Management Proposals:
     In general, it is PFR's intention to vote for proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:
     1. Election of Directors (unless an alternative slate of directors has been proposed, in which case we will decide on a case by case basis)
     2.  Approval of Independent Auditors
         Executive Compensation Plans
     3.  Corporate Structure
     4.  Limiting directors' liability

     However, PFR will vote against management proposals that we believe are designed to entrench management or to unreasonably deter an acquisition of the company at a fair price to shareholders such as the following:

     1.  Proposals to stagger board members' terms
     2. Proposals to limit the ability of shareholders to call special meetings;
     3.  Proposals to require super majority votes;
     4. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
     5.  Proposals to implement "poison pill" provisions
     6.  Proposals to implement "fair price" provisions


     Shareholder Proposals:
     At times, shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. PFR will examine each proposal from an economic perspective and will not be influenced by political or social concerns. Generally, PFR will vote against shareholder proposals that could negatively impact the company's ability to conduct business, but will support shareholder proposals that will lead to maximization of shareholder value.

PROXY REVIEW:
Upon receipt of proxies for securities held by our clients, a copy of each proxy will be provided to the analysts who have research responsibility for that particular security. The analysts will carefully review the proxy materials. Proposals will be considered individually and collectively to determine if they are in the best interests of shareholders. Unless there is a compelling reason to the contrary, proxies will be voted in accordance with the previously discussed proxy guidelines.

If the application of our proxy guidelines would result in PFR voting against management, the analysts will discuss the proposal with PFR's president. In keeping with PFR's partnership philosophy of investing, the analysts will contact company management to discuss our intended vote. Unless management provides a persuasive argument as to why the proposal is in fact in the best interest of shareholders, we will vote against it. For proposals that we vote against, we will prepare a memorandum explaining our position. A copy of this memorandum will be attached to the proxy statement and retained in a central file.

Once the analysts have determined the appropriate proxy votes, they will indicate on the proxy voting instruction sheet how all proxies received by us will be voted.

     Conflicts of Interest:

     Occasions may arise during the voting process in which the best interest of the clients conflicts with PFR's interest. If PFR learns that a conflict of interest exists, the Client Accounting department will prepare a report that identifies:
     1.  the details of the conflict of interest,
     2.  whether or not the conflict is material; and
     3. the procedures to ensure that PFR makes proxy-voting decisions based on the best interest of clients.

     If PFR determines that a material conflict of interest still exists after following these steps, PFR will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

PROCEDURES:
The following procedures have been established to ensure that all proxies received by PFR are voted on a timely basis and voted consistently across all portfolios:

     1. The PFR mailroom will forward all proxy materials to the Client Accounting department.
     2. The Client Accounting department will prepare PFR proxy voting instruction sheets for the applicable securities.
     3. A copy of the proxy materials will be forwarded to the analyst responsible for the security.
     4. Using the guidelines described above, the analyst will determine how PFR will vote with respect to each proposal and indicate such on the proxy voting instruction sheet.
     5. The Client Accounting department will vote all proxies in accordance with the proxy voting instruction sheet except for those proxies over which the client has retained voting control. These proxies will be voted in accordance with instructions from the applicable clients.
     6. As each proxy form is voted and mailed, the mailing date will be recorded on the PFR proxy voting instruction sheet.
     7. Approximately 10 days prior to each shareholder meeting date, we will review the proxy voting instruction sheet in conjunction with a security cross-reference to determine which proxy cards have not been received.
         For accounts for which proxies should have been received but have not, the applicable custodian banks will be contacted and asked to forward the proxies to PFR for voting.


     Proxy Voting Record Keeping:
     The Client accounting department will maintain a record regarding the voting of proxies. The PFR proxy voting instruction sheets contain the following information:
     1.  the name of the issuer,
     2.  the exchange ticker symbol,
     3.  the CUSIP number,
     4.  the shareholder meeting date,
     5. a brief description of the matter brought to vote, 6. whether the proposal was submitted by management or a shareholder, 7. how PFR voted the proxy (for, against, abstained), and
     6.  whether the proxy was voted for or against management.

     Pursuant to Rule 204-2 of the Investment Advisor's Act of 1940, PFR will maintain the following records for five years in an easily accessible place, the first two years in its office:
     1.  PFR's proxy policies and procedures,
     2. proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by PFR),
     3.  records of votes cast on behalf of clients,
     4.  records of written client requests for voting information,
     5. records of written responses from PFR to both written and verbal client requests, and 6. any other documents prepared that were material to PFR's decision to vote a proxy or that memorialized the basis for the decision.

     Obtaining a Voting Proxy Report:
     PFR will describe in its Part II of form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how PFR voted their securities. Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling PFR's Proxy Coordinator (Executive Assistant in charge of Client Communications) at 1-310-247-3939. The report will be provided free of charge. This information is also available on our website at www.pfr.biz.

                         DWIGHT ASSET MANAGEMENT COMPANY

                        Proxy Voting Policy and Procedure


         Dwight Asset Management Company ("Dwight") is a registered investment adviser specializing in fixed income and stable value strategies. As a stable value and fixed income manager, Dwight generally does not purchase voting securities on behalf of its clients. To the extent that a proxy voting situation arises, Dwight assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans governed by the Employee Retirement Income Security Act ("ERISA") with respect to which Dwight has been granted voting discretion, Dwight is responsible as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that Dwight may fulfill these fiduciary responsibilities, Dwight has adopted and implemented these written policies and procedures which are designed to ensure that it votes proxies in the best interest of its clients.

Proxy Oversight Committee

         Dwight has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Head of Credit and the General Counsel. The Committee is primarily responsible for:

     o    Approving Dwight's Proxy Voting Policy and Procedure.
     o Reviewing proxy voting requests and determining the appropriate response.
     o Seeking to identify and properly address conflicts of interest, or potential conflicts of interest, that may arise in the context of voting proxies.
     o    Reporting to management on a periodic basis.

The Committee has also authorized the Compliance Officer to coordinate, execute and maintain appropriate records related to the proxy voting process.

Proxy Voting Guidelines

         Dwight acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client's custodian notifies Dwight of a proxy that requires voting on behalf of a client, Dwight will vote the proxy in accordance with these guidelines and any written guidelines or instructions from our clients. In the event a client's written guidelines or instructions conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

         These guidelines are not rigid policy positions. Dwight will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. There may be occasions when Dwight determines that not voting a proxy may be in the best interest of a client, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Dwight may change these guidelines from time to time without providing notice of these changes to its clients.

         Dwight's general proxy voting policy is described below along with Dwight's intended voting practices.

     1. General: It is Dwight's policy to review each proxy statement on an individual basis and to base its voting decision on its judgment of what will serve the financial interests of its clients, the beneficial owners of the security. Economic and any other pertinent considerations will be evaluated.

     2. Management Proposals: In general, it is Dwight's intention to vote on proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

         o   Election of Directors
         o   Approval of Independent Auditors
         o   Executive Compensation Plans
         o   Corporate Structure and Shareholder Rights


     3. Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Dwight will examine each issue solely from an economic perspective. Generally Dwight will vote with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and support the shareholder initiatives concerning the maximization of shareholder value.

      4. Other Situations: No proxy voting policy can anticipate all potential proxy voting issues that may arise or address all the potential intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and Dwight's vote is cast in a manner that we believe is in the best interest of the affected client(s).

Conflicts of Interest

         Occasions may arise during the voting process in which a client's financial interests conflict with Dwight's interests. A conflict of interest may exist, for example, if Dwight has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but is not limited to, employees serving as a director of the company or Dwight managing a company's pension fund. If a conflict of interest exists, Dwight will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

Voting Process

         Dwight has charged its Compliance Officer with responsibility for acting as liaison with clients' custodian banks and assisting in the coordination and voting of proxies. After the Compliance Officer is notified of a proxy that requires voting, he or she will submit the proxy to the Proxy Oversight Committee for voting in-line with these procedures. The Compliance Officer is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

Recordkeeping

         Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Dwight will maintain the following records for five years in an easily accessible place, the first two years in its office:

         o Dwight's proxy voting policies and procedures, and any amendments thereto;
         o Proxy statements received regarding client securities
         o Records of votes cast on behalf of clients
         o Records of written client requests for voting information
         o Records of written responses from Dwight to both written and verbal client requests
         o Any other documents prepared that were material to Dwight's decision to vote a proxy or that memorialized the basis for the decision.

Obtaining a Voting Proxy Report

         Clients may request additional copies of these policies and procedures and/or a report on how their individual securities were voted by calling or writing Dwight's Compliance Officer at 100 Bank St., Suite 800, Burlington, VT 05401 / (802) 862-4170.


August 2003

                         Wellington Management Company,
                         Proxy Policies and Procedures

                             Dated: April 30, 2003

--------------------          --------------------------------------------------
Introduction                  Wellington Management Company, llp ("Wellington
                              Management") has adopted and implemented policies
                              and procedures that it believes are reasonably
                              designed to ensure that proxies are voted in the
                              best interests of its clients around the world.
                              Wellington Management's Proxy Voting Guidelines,
                              attached as Exhibit A to these Proxy Policies and
                              Procedures, set forth the guidelines that
                              Wellington Management uses in voting specific
                              proposals presented by the boards of directors or
                              shareholders of companies whose securities are
                              held in client portfolios for which Wellington
                              Management has voting discretion. While the Proxy
                              Voting Guidelines set forth general guidelines for
                              voting proxies, each proposal is evaluated on its
                              merits. The vote entered on a client's behalf with
                              respect to a particular proposal may differ from
                              the Proxy Voting Guidelines.
---------------------
Statement of Policies         As a matter of policy, Wellington Management:

                              1 Takes responsibility for voting client proxies only upon a client's written request.

                              2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                              3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

                              4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                              5 Identifies and resolves all material
                              proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                              6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                       Wellington Management Company, llp
                         Proxy Policies and Procedures
                             Dated: April 30, 2003


---------------------         -------------------------------------------------
                              7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                              8 Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                              9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

---------------------         --------------------------------------------------
Responsibility and            Wellington Management has a Proxy Committee,
Oversight                     established by action of the firm's Executive
                              Committee, that is responsible for the review and
                              approval of the firm's written Proxy Policies and
                              Procedures and its Proxy Voting Guidelines, and
                              for providing advice and guidance on specific
                              proxy votes for individual issuers. The firm's
                              Legal Services Department monitors regulatory
                              requirements with respect to proxy voting on a
                              global basis and works with the Proxy Committee to
                              develop policies that implement those
                              requirements. Dayto- day administration of the
                              proxy voting process at Wellington Management is
                              the responsibility of the Proxy Group within the
                              Legal Services Department. In addition, the Proxy
                              Group acts as a resource for portfolio managers
                              and research analysts on proxy matters, as needed.
--------------------
Statement of Procedures       Wellington Management has in place certain
                              procedures for implementing its proxy voting policies.

                              --------------------------------------------------
General Proxy Voting          Authorization to Vote. Wellington Management will
                              vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                              Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

                       Wellington Management Company, LLP
                         Proxy Policies and Procedures
                             Dated: April 30, 2003

---------------------         -------------------------------------------------
                              Reconciliation. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                              Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                              Proxy Voting. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                              o Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

                              o Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                              o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                              Material Conflict of Interest Identification and Resolution Processes. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.

                            Management Company, LLP
                          Proxy Policies and Procedures
                              Dated: April 30, 2003


---------------------         --------------------------------------------------
                              If a Proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Commitee, who willresolve the conflict and direct the vote.
                              In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

---------------------         --------------------------------------------------
Other Considerations          In certain instances, Wellington Management may
                              be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                              Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                              Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                              In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                              Lack of Adequate Information, Untimely Receipt of Proxy, Immaterial Impact, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances

                       Wellington Management Company, LLP
                         Proxy Policies and Procedures
                             Dated: April 30, 2003

---------------------         --------------------------------------------------
                              where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington
                              Management may determine not to enter a vote.
                              Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

---------------------         --------------------------------------------------
Additional Information        Wellington Management maintains records of
                              proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers
                              Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                              Wellington Management's Proxy Policies and
                              Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                  Wellington Management Company, LLP                  EXHIBIT A
                            Proxy Voting Guidelines
                             Dated: April 30, 2003

-----------------------       --------------------------------------------------
Introduction                  Upon a client's written request, Wellington
                              Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                              These Guidelines are based on Wellington
                              Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                              Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

-----------------------       --------------------------------------------------
Voting Guidelines             Composition and Role of the Board of Directors

                              o Election of Directors:                                                         For
                              o Repeal Classified Board (SP):                                                  For
                              o Adopt Director Tenure/Retirement Age (SP):                                     Against
                              o Minimum Stock Ownership by Directors (SP):                                     Case-by-Case
                              o Adopt Director & Officer Indemnification:                                      For
                              o Allow Special Interest Representation to Board (SP):                           Against
                              o Require Board Independence (SP):                                               For
                              o Require Board Committees to be Independent (SP):                               For
                              o Require a Separation of Chair and CEO or Require Lead Director (SP):           Case-by-Case


                       Wellington Management Company, LLP
                            Proxy Voting Guidelines
                             Dated: April 30, 2003



                              o Boards not Amending Policies That are Supported                                Withhold vote*
                              by a Majority of Shareholders:

                              * on all Directors seeking election the following
                               year

                              o Approve Directors' Fees:                                                       For

                              o Approve Bonuses for Retiring Directors:                                        For

                              o Elect Supervisory Board/Corporate Assembly:
                                    For
                              -------------------------------------------------------------------------------------------
                              Management Compensation

                              o Adopt/Amend Stock Option Plans:                                                Case-by-Case

                              o Adopt/Amend Employee Stock Purchase Plans:                                     For

                              o Eliminate Golden Parachutes (SP):                                              For

                              o Expense Future Stock Options (SP):                                             For

                              o Shareholder Approval of All Stock Option Plans                                 For
                                (SP):

                              o Shareholder Approval of Future Severance
                                Agreements For Covering Senior Executives (SP):                                For

                              o Recommend Senior Executives Own and Hold Company                               For
                                Stock, not Including Options (SP):

                              o Disclose All Executive Compensation (SP):                                      For

                              ----------------------
                              Reporting of Results

                              o Approve Financial Statements:                                                  For

                              o Set Dividends and Allocate Profits:                                            For

                              o Limit Non-Audit Services Provided by Auditors                                  For
                              (SP):

                              o Ratify Selection of Auditors and Set Their Fees:                               For


                              o Elect Statutory Auditors: For

                       Wellington Management Company, LLP
                            Proxy Voting Guidelines
                             Dated: April 30, 2003

----------------------        -------------------------------------------------------------------------------------------
                              Shareholder Voting Rights

                              o Adopt Cumulative Voting (SP):                                                  Against

                              o Redeem or Vote on Poison Pill (SP):                                            For

                              o Authorize Blank Check Preferred Stock:                                         Against

                              o Eliminate Right to Call a Special Meeting:                                     Against


                              o Increase Supermajority Vote Requirement:                                       Against

                              o Adopt Anti-Greenmail Provision:                                                For

                              o Restore Preemptive Rights:                                                     Case-by-Case

                              o Adopt Confidential Voting (SP):                                                For

                              o Approve Unequal Voting Rights:                                                 Against

                              o Remove Right to Act by Written Consent:                                        Against

                              o Approve Binding Shareholder Proposals:                                         Case-by-Case


                              -------------------------------------------------------------------------------------------
                              Capital Structure

                              o Increase Authorized Common Stock:                                              Case-by-Case

                              o Approve Merger or Acquisition:                                                 Case-by-Case

                              o Approve Technical Amendments to Charter:                                       Case-by-Case

                              o Opt Out of State Takeover Statutes:                                            For

                              o Consider Non-Financial Effects of Mergers:                                     Against

                              o Authorize Share Repurchase:                                                    For

                              o Authorize Trade in Company Stock:                                              For

                              o Issue Debt Instruments:                                                        For


                       Wellington Management Company, LLP
                            Proxy Voting Guidelines

-----------------------       -----------------------------------------------------------------------------------------------
                              Social Issues

                              o Endorse the Ceres Principles (SP):                                             Case-by-Case

                              o Disclose Political and PAC Gifts (SP):                                         For

                              o Require Adoption of International Labor                                        Case-by-Case
                              Organization's Fair Labor Principles
                              (SP):

-----------------------       -------------------------------------------------------------------------------------------------
                              Miscellaneous

                              o Approve Other Business:                                                        Abstain

                              o Approve Reincorporation:                                                       Case-by-Case


                                    EXHIBIT C

                               PENDING LITIGATION

The Trust's prospectus describes civil lawsuits filed by the SEC and the New York Attorney General against Pilgrim Baxter and its former principals, Gary Pilgrim and Harold Baxter. In addition, the following civil lawsuits have been filed involving PBHG Funds, one or more Funds, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), and/or certain related parties. Pilgrim Baxter does not currently believe that any one of these lawsuits will materially impact either its ability to provide investment advisory services to the Funds or the operations of the Funds themselves. However, Pilgrim Baxter is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds.



STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6255), filed November 14, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value, PBHG Large Cap Value Fund, PBHG Mid-Cap Value, PBHG Select Equity Fund, PBHG Small Cap Value, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus, PBHG Small Cap Value, TS&W Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, AND jOHN Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 36(a) and (b) of the Investment Company Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW, DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG Growth Fund, PBHG Emerging Growth Fund; PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG mutual Funds"); PBHG Funds; Old Mutual Asset Management; Pilgrim Baxter & Associates, Ltd.; Harold J. Baxter; Gary L. Pilgrim; Appalachian Trails, L.P.; Michael Christiani; Wall Street Discount Corporation; Alan Lederfeind; and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold
J. Baxter, Gary L. Pilgrim, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6436), filed on November 25, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, and John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys' and experts' fees and other costs.

CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON BEHALF OF PILGRIM BAXTER FUNDS V. Pilgrim Baxter & Associates, Gary L. Pilgrim, Harold J. Baxter, Appalachian Trails, Wall Street Discount Corporation, Alan Lederfeind, AND Pilgrim Baxter Funds, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds; compensatory damages and interest; and attorneys' and experts' fees and other costs.

ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG DISCIPLINED EQUITY FUND, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (collectively, the "PBHG Mutual Funds"), PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associates, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

KORSHED F. JUNGALAWALA V. PILGRIM BAXTER & Associates, Ltd., Gary L. Pilgrim, Harold J. Baxter, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of:
Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys' and experts' fees and other costs.

RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Small Cap Value Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9655), filed on December 5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS SIMILARLY SITUATED V. Pilgrim Baxter & Associates, Ltd., PBHG Fund Distributors, PBHG Funds, Harold J. Baxter, Gary L. Pilgrim, PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Value Fund, PBHG LARGE CAP VALUE FUND, PBHG Mid-Cap Value Fund, PBHG Select Equity Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Large Cap Fund, PBHG Mid-Cap FUND, PBHG SMALL CAP Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, TS&W Small Cap Value Fund, LLC, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund, John Does 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys' and experts' fees and other costs.

BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG Growth Fund, PBHG Emerging Growth Fund, PBHG Large Cap Growth Fund, PBHG Select Growth Fund, PBHG Focused Fund, PBHG Large Cap Fund, PBHG Large Cap 20 Fund, PBHG Strategic Small Company Fund, PBHG Disciplined Equity Fund, PBHG Mid-Cap Fund, PBHG Small Cap Fund, PBHG Clipper Focus Fund, PBHG Small Cap Value Fund, PBHG REIT Fund, PBHG Technology & Communications Fund, PBHG IRA Capital Preservation Fund, PBHG Intermediate Fixed Income Fund, PBHG Cash Reserves Fund (Collectively, the "PBHG Mutual Funds", PBHG Funds, Old Mutual Asset Management, Pilgrim Baxter & Associate, Ltd., Harold J. Baxter, Gary L. Pilgrim, Appalachian Trails, LP, Michael Christiani, Wall Street Discount Corporation, Alan Lederfeind, John Does 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6710), filed on December 12, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES, PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD
J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys' and experts' fees.

                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED JULY 28, 2004

                                     TRUST:
                                   PBHG FUNDS

                                    CLASSES:
                               CLASS A AND CLASS C

                                     FUNDS:

PBHG GROWTH FUND                       PBHG FOCUSED FUND
PBHG EMERGING GROWTH FUND              PBHG CASH RESERVES FUND*
PBHG LARGE CAP GROWTH FUND             PBHG TECHNOLOGY & COMMUNICATIONS FUND
PBHG SELECT GROWTH FUND                PBHG STRATEGIC SMALL COMPANY FUND
PBHG LARGE CAP 20 FUND                 CLIPPER FOCUS FUND (formerly known as PBHG Clipper Focus Fund)
PBHG LARGE CAP GROWTH                  PBHG IRA CAPITAL PRESERVATION FUND*
PBHG MID-CAP FUND                      ANALYTIC DISCIPLINED EQUITY FUND (formerly known as
PBHG SMALL CAP FUND                      PBHG Disciplined Equity Fund)
TS&W SMALL CAP VALUE FUND              HEITMAN REIT FUND (formerly known as PBHG REIT Fund)
 (formerly known as PBHG Small         DWIGHT INTERMEDIATE FIXED INCOME FUND(formerly known as
   Cap Value Fund)                     PBHG Intermediate Fixed Income Fund)






              INVESTMENT ADVISOR: PILGRIM BAXTER & ASSOCIATES, LTD.

* CLASS A AND CLASS C SHARES OF THESE FUNDS ARE NOT CURRENTLY OFFERED.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Funds (the "Trust" or "Registrant") and the Class A and Class C shares of the Funds named above. It should be read in conjunction with the current Prospectus for the Class A and Class C shares of the Funds. The Class A and Class C Prospectuses dated July 28, 2004 may be obtained without charge by calling 1-800-433-0051.

The Annual Report, except for page 1, is incorporated herein by reference for each Fund. The Annual Report may be obtained without charge by calling 1-800-433-0051.

                                TABLE OF CONTENTS

THE TRUST...............................................................3
DESCRIPTION OF PERMITTED INVESTMENTS....................................5
RISKS OF TRANSACTIONS IN FUTURE CONTRACTS AND OPTIONS...................10
INVESTMENT LIMITATIONS..................................................34
TRUSTEES AND OFFICERS OF THE TRUST......................................39
5% AND 25% SHAREHOLDERS.................................................43
THE ADVISER.............................................................52
THE SUB-ADVISERS........................................................56
APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS.............65
THE DISTRIBUTOR.........................................................68
THE ADMINISTRATOR AND SUB-ADMINISTRATOR.................................70
OTHER SERVICE PROVIDERS.................................................73
PORTFOLIO TRANSACTIONS..................................................73
DESCRIPTION OF SHARES...................................................76
PURCHASES, REDEMPTIONS AND PRICING OF SHARES............................77
DETERMINATION OF NET ASSET VALUE........................................90
TAXES...................................................................92
PERFORMANCE ADVERTISING.................................................97
FINANCIAL STATEMENTS....................................................98
CREDIT RATINGS..........................................................98
EXHIBITS................................................................106

                                    THE TRUST

The Trust is an open-end management investment company which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust's name to The PBHG Funds, Inc. On July 16, 2001, The PBHG Funds, Inc. was reorganized as a Delaware business trust and the Trust's name changed to PBHG Funds.

Effective with the close of business on December 14, 2001, Clipper Focus Fund acquired the assets of Clipper Focus Portfolio of UAM Funds Trust, and Heitman REIT Fund acquired the assets of Heitman Real Estate Portfolio of UAM Funds Trust. Effective with the close of business on January 11, 2002, Analytic Disciplined Equity Fund acquired the assets of Analytic Enhanced Equity Fund of UAM Funds II, Inc. and PBHG IRA Capital Preservation Fund acquired the assets of IRA Capital Preservation Portfolio of UAM Funds Trust. In addition, for the period July 27, 1998 to April 7, 1999, the Institutional Class shares of the Analytic Enhanced Equity Fund were known as the Class A Shares of the PBHG Advisor Enhanced Equity Fund, a series of the PBHG Advisor Funds, Inc. Pilgrim Baxter managed and Analytic Investors sub-advised the PBHG Advisor Enhanced Equity Fund. On April 7, 1999, the PBHG Advisor Funds, Inc. changed its name to UAM Funds, II and the Class A shares of the PBHG Advisor Enhanced Equity Fund were renamed the Institutional Class shares of the Analytic Enhanced Equity Fund. From July 1, 1993 (commencement of operations) to July 27, 1998, the Class A shares of the PBHG Advisor Enhanced Equity Fund were known as the Analytic Enhanced Equity Portfolio, a series of the Analytic Series Fund, Inc. The Analytic Enhanced Equity Portfolio was managed by Analytic Investors, the Fund's sub-adviser. On July 27, 1998, the Class A Shares of the PBHG Advisor Enhanced Equity Fund acquired the assets and assumed the liabilities of the Analytic Enhanced Equity Portfolio.

This Statement of Additional Information relates to all Funds of the Trust. Shareholders may purchase shares through four separate classes, PBHG Class, Advisor Class (formerly the Trust Class), Class A and Class C shares, which have different distribution costs, voting rights and dividends. Except for these differences, each Class share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO ONLY THE CLASS A AND CLASS C SHARES OF THE TRUST. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in each Prospectus offering shares of the Funds.

Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to each Fund. The table below sets forth the sub-advisers and the Funds that they sub-advise.

                SUB-ADVISER                                          FUNDS
                -----------                                          -----
Wellington Management Company, LLP                           Cash Reserves Fund
("Wellington Management")
Pacific Financial Research, Inc. ("PFR")                     Clipper Focus Fund
Analytic Investors, Inc. ("Analytic")                        Analytic Disciplined Equity Fund
Dwight Asset Management Company ("Dwight")                   IRA Capital Preservation Fund
                                                             Dwight Intermediate Fixed Income Fund
Heitman Real Estate Securities LLC (formerly named           Heitman REIT Fund
Heitman/PRA Securities Advisors LLC) ("Heitman")
Thompson, Siegel & Walmsley, Inc.                            TS&W Small Cap Value Fund

                       SETTLEMENTS AND PENDING LITIGATION

In connection with the Adviser's settlements of claims filed by the Securities and Exchange Commission ("SEC") and New York Attorney General's Office ("NYAG"),which are discussed in the Fund's prospectuses, the Adviser agreed to, among other things:

      (a) operate the Fund in accordance with enhanced corporate governance policies, which affect, among other things, Board composition and chairman independence;

      (b) use its best efforts to obtain the agreement of PBHG Funds to adopt enhanced corporate governance policies with respect to independent Trustee legal counsel and Board action;

      (c) use its best efforts to obtain the agreement of PBHG Funds to hold a meeting of PBHG Funds' shareholders, not less than every fifth calendar year starting in 2005, at which the Board of Trustees will be elected;

      (d) use its best efforts to obtain the agreement of PBHG Funds to have PBHG Funds comply with Rule 38a-1 under the Investment Company Act of 1940, as amended, by August 1, 2004;

      (e) maintain a compliance and ethics oversight infrastructure that includes a Code of Ethics Oversight Committee having responsibility for all matters relating to issues arising under the Adviser's Code of Ethics and an Internal Compliance Controls Committee, to be chaired by the Adviser's Chief Compliance Officer and include senior executives of the Adviser's operating businesses, which shall review compliance issues throughout the Adviser's business, endeavor to develop solutions to such issues, and oversee implementation of such solutions;

      (f) establish a corporate ombudsman to whom the Adviser's employees may communicate concerns about the Adviser's business matters that they believe implicate matters of ethics or questionable practices and the Adviser shall review such matters and solutions with the PBHG Funds' independent Trustees;

      (g) comply with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended, by August 1, 2004;

      (h) have its Chief Compliance Officer be responsible for matters related to conflicts of interest and to report to the PBHG Funds' independent Trustees any breach of fiduciary duty and/or federal securities law of which he or she becomes aware in the course of carrying out his or her duties;

      (i) retain an Independent Distribution Consultant to develop a distribution Plan to pay disgorgement and penalty amounts, and any interest earnings thereon. The Distribution Plan shall provide for investors to receive from the monies available for distribution, in order of priority, (i) their proportionate shares of losses suffered by the PBHG Funds due to market timing, and (ii) a proportionate share of advisory fees paid by the PBHG Funds portfolios that suffered such losses during the period of such market timing;

      (j) retain an Independent Compliance Consultant to conduct a comprehensive review of the Adviser's supervisory, compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, the Code of Ethics and the Federal securities laws by the Adviser and its employees;

      (k) obtain a report from the Independent Compliance Consultant of its findings of its review of the Adviser, and provide such report to the PBHG Funds' Board of Trustees and the SEC staff. In addition, the Adviser shall adopt all recommendations in the report of the Independent Compliance Consultant, or with respect to any recommendation the Adviser considers unnecessary or inappropriate, propose in writing an alternative policy, procedure or system designed to achieve the same objective or purpose;

      (l) undergo, every third year commencing in 2006, a compliance review by a third party who is not an interested person, as defined in the Investment Company Act of 1940, as amended, of the Adviser;

      (m) cooperate fully with the SEC in any and all investigations, litigations or other proceedings relating to or arising from the matters in the Order Instituting Administrative and Cease-and-Desist Proceedings and/or set forth in the complaint in SEC v. Pilgrim, et. al.;

      (n) reduce fees by at least $2 million, in the first of five years, from the management fees that would have been paid by the Fund's portfolios based on the management fees, expense reimbursement and assets under management as of December 31, 2003, and not revise its management fees for a period of five years.

      (o) recommend in writing a senior officer ("Senior Officer") to the Fund's Board of Trustees to be hired by the Fund. The Senior Officer must have a title of at least Senior Vice President and may be the same person designated as the Fund's chief compliance officer. The Senior Officer must report at least quarterly to the Fund's Board and have the ability to retain consultants, experts or staff as necessary. In addition, the Senior Officer shall monitor compliance by the Fund and its investment advisers with Federal and state securities laws, state laws respecting conflicts of interest, fiduciary duties and codes of ethics and compliance manuals;

      (p) allow the Senior Officer to assist the Fund's Board of Trustees in
          (i) establishing a process to ensure that proposed management fees to be charged to the Fund are reasonable and negotiated at "arms' length, and (ii) determining the reasonableness of the proposed management fees by: (a) supervising an annual competitive bidding process; or (b) preparing or directing the preparation of an annual written independent evaluation of the proposed management fees addressing a number of factors designated by the NYAG;

      (q) publicly disclose a reasonable summary of the evaluation provided by the Senior Officer with respect to management fees and the opinions or conclusions of the Board with respect thereto. The fee summary shall be posted on the Fund's website and accompany each portfolio's prospectus, and the availability of such summary shall also be displayed predominantly in periodic account statements furnished to Fund shareholders;

      (r) disclose with each periodic account statement sent to investors by Pilgrim Baxter, its affiliates or a mutual fund Pilgrim Baxter provides services: (i) the fees and costs in actual dollars, charged to each investor based upon the investor's most recent quarterly account balance; and (ii) the fees and costs, in actual dollars, that would be charged on a hypothetical investment of $10,000 held for 10 years and the impact of such fees and costs on fund returns for each year and cumulatively, assuming a 5% return for each year and continuation of the reduced management fee rates (such fees and costs based on $10,000 are the "Hypothetical Fee and Cost Information");

      (s) maintain a prominent posting on the Fund's website of a fee/cost calculator and the Hypothetical Fee and Cost Information.

      (t) disclose the Hypothetical Fee and Cost Information in the Fund's applicable prospectuses; and

      (u) cooperate fully with the NYAG in any pending or subsequently initiated investigation, litigation or other proceeding relating "market timing" and/or the subject matter of State of New York v. Pilgrim Baxter & Associates, Ltd., Gary L. Pilgrim and Harold J. Baxter.

A list of pending civil lawsuits that involve one or more Funds, their investment adviser and/or certain other related parties and that are related to the claims filed by the SEC and/or the New York Attorney General against these parties as described in the Trust's Prospectuses is found in Exhibit C.

                      DESCRIPTION OF PERMITTED INVESTMENTS

EQUITY SECURITIES

COMMON STOCKS. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

GENERAL RISKS OF INVESTING IN STOCKS. While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

     o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

     o Factors affecting an entire industry, such as increases in production costs; and

     o Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

DERIVATIVES

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. A Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. To the extent that derivatives involve leveraging a Fund's assets, the Fund will segregate assets with its custodian to cover the leveraged position, consistent with the rules and interpretations of the Securities and Exchange Commission ("SEC") and its staff.

FUTURES CONTRACTS

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). Under exemptive regulations adopted by the CFTC, the Funds will not be registered with, or regulated by the CFTC as a commodity pool operator. No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. By using futures contracts as a risk management technique, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, in fixed income portfolios, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlements is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or securities the price changes of which are, in the opinion of its Adviser or Sub-Adviser expected to replicate substantially the movement of such futures or index future contract.
For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Fund may utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intends to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser or Sub-Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OPTIONS ON FUTURES. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract. The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its Fund securities. The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

A Fund will "cover" any options it writes on futures contracts by, for example, segregating cash or liquid securities with the Fund's custodian and marking to market daily an amount sufficient to cover the futures contract.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OVER-THE-COUNTER OPTIONS. A Fund may enter into contracts to write over-the-counter options with primary dealers. The Funds have established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

As with written exchange-traded options, a Fund must segregate liquid assets to cover its exposure under written over-the-counter options, and the segregated assets must be marked to market daily. A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that the Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is "in-the-money" (i.e., the amount by which the price of the option exceeds the exercise price). The formula will similarly take into account whether the option is "out-of-the-money." If a contract gives the Fund an absolute right to repurchase the written option at a pre-established formula price, the Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is "in-the-money."

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments that are the subject of the hedge. The Adviser or Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade, which provides the market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser or the applicable Sub-Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options that a Fund can write on a particular security.

SWAPS, CAPS, COLLARS AND FLOORS

SWAP AGREEMENTS

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

EQUITY SWAPS. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

INTEREST RATE SWAPS. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if s Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

INVESTMENT COMPANY SHARES

The Funds may invest in shares of other investment companies (such as Standard & Poor's Depository receipts - "SPDRs" and other exchange traded funds such as iShares). Since such mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or Sub-Advisers determine the liquidity of the Trust's investments and, through reports from the Adviser or Sub-Advisers, the Board monitors investments in illiquid nstruments. In determining the liquidity of a Fund's investments, the Adviser or Sub-Advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or Sub-Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Fund other than Cash Reserves limits the amount of total assets it invests in restricted securities to 15%. The Cash Reserves Fund limits the amount of total assets it invests in restricted securities to 10%.
FOREIGN CURRENCY TRANSACTIONS

A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable Sub-Adviser may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable Sub-Adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the SEC require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable Sub-Adviser in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable Sub-Adviser anticipates. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a Sub-Adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable Sub-Adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the Sub-Advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

SHORT-TERM INVESTMENTS

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, each Fund, other than the Dwight Intermediate Fixed Income Fund, may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. The Dwight Intermediate Fixed Income Fund may generally invest in short-term securities including U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS

The Fund will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies; and

     o Is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

     o Is a foreign branch of a U.S. bank and the adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

BANKERS' ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal and may therefore be considered illiquid.

COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks. Congress created FHLMC in 1970 to increase the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. Like FNMA, FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

CORPORATE BONDS

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by shareholders, the corporation promises to pay shareholders interest, and repay the principal amount of the bond or note.

CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords a shareholder the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss. The market price of the option component generally reflects these differences in maturities, and the Adviser and applicable Sub-Adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

RECEIPTS

Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS

Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. Only the Small Cap, Mid-Cap, Large Cap, Analytic Disciplined Equity, IRA Capital Preservation, Heitman REIT and Dwight Intermediate Fixed Income Funds are permitted to invest in these securities. These Funds use segregated accounts to offset leverage risk.

ZERO COUPON BONDS

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its Fund securities to generate sufficient cash to satisfy certain income distribution requirements.

SECURITIES LENDING

A Fund may lend a portion of its total assets to broker-dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If a Fund lends its securities, it will follow the following guidelines:

     o The borrower must provide collateral at least equal to the market value of the securities loaned;

     o The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U. S. government;

     o The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis);

     o    The Fund must be able to terminate the loan at any time;

     o The Fund must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

     o The Fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, a Fund could:

     o Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

     o    Experience delays in recovering its securities.

The Funds currently do not intend to engage in securities lending.

SHORT SALES

DESCRIPTION OF SHORT SALES. A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. The Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Dwight Intermediate Fixed Income Fund will not engage in short sales.

A Fund typically sells securities short to:

     o    Take advantage of an anticipated decline in prices.

     o    Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. A Fund will incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

SHORT SALES AGAINST THE BOX. In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box.

RESTRICTIONS ON SHORT SALES. A Fund will not short sell a security if:

     o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets;

     o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets; and

     o Such securities would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of a Fund.

EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause a Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of "locking in" interest rates.

CREDIT RATING

Coupon interest is offered to shareholders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate shareholders for taking on increased risk, issuers with lower credit ratings usually offer their shareholders a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which effects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called "investment-grade" because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the adviser or sub-adviser may determine that it is of investment-grade. The adviser or sub-adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's Investor Services ("Moody's"), Standard and Poor's Ratings Services ("S&P"), and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The adviser or sub-adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The adviser or sub-adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. A Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. A Fund may invest in securities of any rating.

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Fund (other than the Cash Reserves, IRA Capital Preservation and Dwight Intermediate Fixed Income Funds) may be more suitable for long-term investors who can bear the risk of these fluctuations. The Emerging Growth Fund, Small Cap Fund, TS&W Small Cap Value Fund and Strategic Small Company Fund invest extensively in small capitalization companies. The Mid-Cap Fund invests extensively in medium capitalization companies. In certain cases, the Growth Fund, Select Growth Fund, Focused Fund, Technology & Communications Fund, Analytic Disciplined Equity Fund and Heitman REIT Fund invest in securities of issuers with small or medium market capitalizations. While the Adviser and certain sub-advisers intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each Fund (except the Cash Reserves, IRA Capital Preservation and Dwight Intermediate Fixed Income Funds) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES

Each Fund (except the Cash Reserves, IRA Capital Preservation and Dwight Intermediate Fixed Income Funds) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Technology & Communications Fund is non-diversified, which means it will invest a higher percentage of its assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Technology & Communications Fund is concentrated, which means it will invest 25% or more of its total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Fund's investments in technology companies. For example, the technology companies in which the Technology & Communications Fund invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO")

Each Fund (except the Dwight Intermediate Fixed Income Fund) may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

EUROPEAN ECONOMIC AND MONETARY UNION

The European Economic and Monetary Union (the "EMU")currently has 28 European states as members, with several additional states being considered for membership. The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

WRAPPER AGREEMENTS

Wrapper Agreements are used in order to seek to stabilize the NAV of the IRA Capital Preservation Fund. Each Wrapper Agreement obligates the Wrapper Provider to maintain the "Book Value" of a portion of the Fund's assets (Covered Assets) up to a specified maximum dollar amount, upon the occurrence of certain specified events. Generally, the Book Value of the Covered Assets is their purchase price plus interest on the Covered Assets accreted at a rate specified in the Wrapper Agreement (Crediting Rate) minus withdrawals from Covered Assets and less an adjustment to reflect any defaulted securities. The Crediting Rate used in computing Book Value is calculated by a formula specified in the Wrapper Agreement and is adjusted periodically. In the case of Wrapper Agreements purchased by the Fund, the Crediting Rate used in computing Book Value is generally the actual yield of the Covered Assets, or an index-based approximation thereof plus or minus the amortization of unrealized gain or loss on the Covered Assets. As a result, while the Crediting Rate will generally reflect movements in the market rates of interest, it may at any time be more or less than these rates or the actual interest income earned on the Covered Assets. The Crediting Rate may also be impacted by defaulted securities and by increases and decreases of the amount of Covered Assets as a result of contributions and withdrawals tied to the purchase and redemption of shares. In no event will the Crediting Rate fall below zero percent under the Wrapper Agreements entered into by the Fund. Wrapper providers are generally banks, insurance companies and other financial institutions. The cost of wrapper agreements is typically 0.21% to 0.26% per dollar of Covered Assets per annum.

Generally, under the terms of a Wrapper Agreement, if the market value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value at the time the Covered Assets are liquidated in order to provide proceeds for withdrawals of Fund interests resulting from redemptions of shares by Individual Retirement Account owners, the Wrapper Provider becomes obligated to pay to the Fund the difference. Conversely, the Fund becomes obligated to make a payment to the Wrapper Provider if it is necessary for the Fund to liquidate Covered Assets at a price above their Book Value in order to make withdrawal payments. The terms of the Wrapper Agreements vary concerning when these payments must actually be made between the Fund and the Wrapper Provider. In some cases, payments may be due upon disposition of Covered Assets; other Wrapper Agreements provide for settlement of payments only upon termination of the Wrapper Agreement or total liquidation of the Covered Assets. (Withdrawals generally will arise when the Fund must pay shareholders who redeem shares.)

Because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Fund the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will be obligated to pay an amount as designated by their contract according to the withdrawal hierarchy specified by the Adviser or sub-adviser in the Wrapper Agreement. Thus, the Fund will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation.

The Fund expects that the use of Wrapper Agreements will under most circumstances permit it to maintain a constant NAV and to pay dividends that will generally reflect over time both the interest income of, and market gains and losses on, the covered assets held by the Fund less the expenses of the Fund. HOWEVER, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MAINTAIN A CONSTANT NAV OR THAT ANY SHAREHOLDER WILL REALIZE THE SAME INVESTMENT RETURN AS MIGHT BE REALIZED BY INVESTING DIRECTLY IN THE FUND ASSETS OTHER THAN THE WRAPPER AGREEMENTS. For example, a default or a credit downgrade by the issuer of a portfolio security or a Wrapper Provider on its obligations might result in a decrease in the value of the Fund assets and, consequently, the shares. The Wrapper Agreements generally do not protect the Fund from loss if an issuer of portfolio securities defaults on payments of interest or principal or if the issuer's securities lose value because of credit downgrades. Additionally, a Fund shareholder may realize more or less than the actual investment return on the portfolio securities. FURTHERMORE, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE AT ALL TIMES TO OBTAIN WRAPPER AGREEMENTS. Although it is the current intention of the Fund to obtain such agreements covering all of its assets (with the exceptions noted), the Fund may elect not to cover some or all of its assets with Wrapper Agreements should Wrapper Agreements become unavailable or should other conditions such as cost, in the Adviser's or sub-adviser's sole discretion, render their purchase inadvisable.

If, in the event of a default of a Wrapper Provider, the Fund were unable to obtain a replacement Wrapper Agreement, participants redeeming shares might experience losses if the market value of the Fund's assets no longer covered by the Wrapper Agreement was below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could prevent the Fund from achieving its investment objective of maintaining a stable NAV. If the Board determines that a Wrapper Provider is unable to make payments when due or if the Wrapper Provider credit rating is downgraded, the Board may assign a fair value to the Wrapper Agreement that is less than the difference between the Book Value and the market value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Fund might be unable to maintain NAV stability.

Some Wrapper Agreements require that the Fund maintain a specified percentage of its total assets in short-term investments (Liquidity Reserve). These short-term investments must be used for the payment of withdrawals from the Fund and Fund expenses. To the extent the Liquidity Reserve falls below the specified percentage of total assets, the Fund is obligated to direct all net cash flow to the replenishment of the Liquidity Reserve. The obligation to maintain a Liquidity Reserve may result in a lower return for the Fund than if these assets were invested in longer-term debt securities.

Wrapper Agreements may also require that the Covered Assets have a specified duration or maturity, consist of specified types of securities or be of a specified investment quality. The Fund will purchase Wrapper Agreements whose criteria in this regard are consistent with the Fund's investment objective and policies.

Wrapper Agreements may also require the disposition of securities whose ratings are downgraded below a certain level. This may limit the Fund's ability to hold such downgraded securities.

Wrapper Agreements are structured with a number of different features. Wrapper Agreements purchased by the Fund are of three basic types: (1) non-participating, (2) participating and (3) "hybrid." In addition, the Wrapper Agreements will either be of fixed-maturity or open-end maturity ("evergreen"). The Fund enters into particular types of Wrapper Agreements depending upon their respective cost to the Fund and the Wrapper Provider's creditworthiness, as well as upon other factors. Under most circumstances, it is anticipated that the Fund will enter into participating Wrapper Agreements of open-end maturity.

TYPES OF WRAPPER AGREEMENTS

NON-PARTICIPATING WRAPPER AGREEMENT. Under a non-participating Wrapper Agreement, the Wrapper Provider becomes obligated to make a payment to the Fund whenever the Fund sells Covered Assets at a price below Book Value to meet withdrawals of a type covered by the Wrapper Agreement (a "Benefit Event"). Conversely, the Fund becomes obligated to make a payment to the Wrapper Provider whenever the Fund sells Covered Assets at a price above their Book Value in response to a Benefit Event. In neither case is the Crediting Rate adjusted at the time of the Benefit Event. Accordingly, under this type of Wrapper Agreement, while the Fund is protected against decreases in the market value of the Covered Assets below Book value, it does not realize increases in the market value of the Covered Assets above Book Value; those increases are realized by the Wrapper Providers.

PARTICIPATING WRAPPER AGREEMENT. Under a participating Wrapper Agreement, the obligation of the Wrapper Provider or the Fund to make payments to each other typically does not arise until all of the Covered Assets have been liquidated. Instead of payments being made on the occurrence of each Benefit Event, these obligations are a factor in the periodic adjustment of the Crediting Rate and the fair value of the Wrapper Agreement. Generally, all of the Fund's Wrapper Agreements are participating.

HYBRID WRAPPER AGREEMENT. Under a hybrid Wrapper Agreement, the obligation of the Wrapper Provider or the Fund to make payments does not arise until withdrawals exceed a specified percentage of the Covered Assets, after which time payment covering the difference between market value and Book Value will occur. For example, a 50/50 hybrid wrap on $100 million of securities would provide for a participating wrapper be in place for the first $50 million of withdrawals which might lead to adjustments in the Crediting Rate, with a non-participating wrapper in place for the next $50 million of withdrawals, with those withdrawals not creating any adjustment to the Crediting Rate.

FIXED-MATURITY WRAPPER AGREEMENT. A fixed-maturity Wrapper Agreement terminates at a specified date, at which time settlement of any difference between Book Value and market value of the Covered Assets occurs. A fixed-maturity Wrapper Agreement tends to ensure that the Covered Assets provide a relatively fixed rate of return over a specified period of time through bond immunization, which targets the duration of the Covered Assets to the remaining life of the Wrapper Agreement.

EVERGREEN WRAPPER AGREEMENT. An evergreen Wrapper Agreement has no fixed maturity date on which payment must be made, and the rate of return on the Covered Assets accordingly tends to vary. Unlike the rate of return under a fixed-maturity Wrapper Agreement, the rate of return on assets covered by an evergreen Wrapper Agreement tends to more closely track prevailing market interest rates and thus tends to rise when interest rates rise and fall when interest rates fall. Depending on the contractual provisions of the Wrapper Agreement, an Evergreen Wrapper Agreement may be converted into a fixed-maturity Wrapper Agreement that will mature in the number of years equal to the duration of the Covered Assets. Generally, all of the Fund's Wrapper Agreements will be evergreen agreements.

ADDITIONAL RISKS OF WRAPPER AGREEMENTS

In the event of the default of a Wrapper Provider, the Fund could potentially lose the Book Value protections provided by the Wrapper Agreements with that Wrapper Provider. However, the impact of such a default on the Fund as a whole may be minimal or non-existent if the market value of the Covered Assets thereunder is greater than their Book Value at the time of the default, because the wrapper provider would have no obligation to make payments to the Fund under those circumstances. In such event, the Fund may still have an obligation to the defaulting Wrapper Provider to make payment for the excess market value of the Covered Assets over the Book Value. In addition, the Fund may be able to obtain another Wrapper Agreement from another Wrapper Provider to provide Book Value protections with respect to those Covered Assets. The cost of the replacement Wrapper Agreement might be higher than the initial Wrapper Agreement due to market conditions or if the market value (plus accrued interest on the underlying securities) of those Covered Assets is less than their Book Value at the time of entering into the replacement agreement. Such cost would also be in addition to any premiums previously paid to the defaulting Wrapper Provider. If the Fund were unable to obtain a replacement Wrapper Agreement, participants redeeming shares might experience losses if the market value of the Fund's assets no longer covered by the Wrapper Agreement is below Book Value. The combination of the default of a Wrapper Provider and an inability to obtain a replacement agreement could prevent the Fund from achieving its investment objective of seeking to maintain a stable NAV.

With respect to payments made under the Wrapper Agreements between the Fund and the Wrapper Provider, Non-Participating Wrapper Agreements provide that payments may be due upon disposition of the Covered Assets, while Participating Wrapper Agreements provide for payment only upon the total liquidation of the Covered Assets or upon termination of the Wrapper Agreement. In none of these cases, however, would the terms of the Wrapper Agreements specify which Fund securities are to be disposed of or liquidated. Moreover, because it is anticipated that each Wrapper Agreement will cover all Covered Assets up to a specified dollar amount, if more than one Wrapper Provider becomes obligated to pay to the Fund the difference between Book Value and market value (plus accrued interest on the underlying securities), each Wrapper Provider will pay a pro-rata amount in proportion to the maximum dollar amount of coverage provided. Thus, the Fund will not have the option of choosing which Wrapper Agreement to draw upon in any such payment situation. Under the terms of most Wrapper Agreements, the Wrapper Provider will have the right to terminate the Wrapper Agreement in the event that material changes are made to the Fund's investment objectives or limitations or to the nature of the Fund's operations. In such event, the Fund may be obligated to pay the Wrapper Provider termination fees. The Fund will have the right to terminate a Wrapper Agreement for any reason. Such right, however, may also be subject to the payment of termination fees. In the event of termination of a Wrapper Agreement or conversion of an Evergreen Wrapper Agreement to a fixed maturity, some Wrapper Agreements may require that the duration of some portion of the Fund's securities be reduced to correspond to the fixed maturity or termination date and that such securities maintain a higher credit rating than is normally required, either of which requirements might adversely affect the return of the Fund.

SENIOR LOANS

Senior Loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders. Senior Loans in which the Dwight Intermediate Fixed Income Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Dwight Intermediate Fixed Income Fund's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans.

STRUCTURED NOTES

The Dwight Intermediate Fixed Income Fund may invest in structured notes, including "total rate of return swaps," with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value. Structured notes are treated as Senior Loans.

STEP COUPON BONDS (STEPS)

The Dwight Intermediate Fixed Income Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.
The Adviser or sub-adviser, as the case may be, Dwight will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The Dwight Intermediate Fixed Income Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MORTGAGE DOLLAR ROLLS

Each Fund may invest in mortgage dollar rolls. In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive a Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction In addition, the transaction costs may exceed the return earned by the fund from the transaction.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations. Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

PARTICIPATION INTERESTS

Each Fund may invest in participation interests either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. Each Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement. Each Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Adviser or Sub-Adviser, as the case may be, present minimal credit risks.

INVERSE FLOATERS

Each Fund may invest in inverse floaters. Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

INTERFUND LOANS

Each Fund may lend uninvested cash up to 15% of its net assets to other current and future PBHG Funds and PBHG Insurance Series Fund portfolios advised by Pilgrim Baxter & Associates, Ltd. as well as to portfolios of other registered investment companies whose investment adviser is controlling, controlled by, or under common control with Pilgrim Baxter ("Affiliated Funds") and each Fund may borrow from other Affiliated Funds to the extent permitted under such Fund's investment restrictions. If a Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other Affiliated Funds by pledging securities or other Fund assets whose value equals or exceeds 102% of the aggregate outstanding borrowing amount. The ability of a Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued by the SEC to PBHG Funds, PBHG Insurance Series Fund and Pilgrim Baxter & Associates. Borrowing creates leverage and can magnify a Fund's losses, which risk is mitiguted by limiting the amount that a Fund can borrow. See Investment Limitations - Non-Fundemental Restrictions number 3.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to a Fund.

1. Each Fund, other than PBHG Large Cap 20 Fund, PBHG Focused Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund and Clipper Focus Fund, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

     Please refer to Non-Fundamental Investment Restriction number 2 for further information.

2. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     Please refer to Non-Fundamental Investment Restriction number 3 for further information.

3. A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

4. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit PBHG Cash Reserves Fund's investment in domestic bank obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     This limitation does not apply to PBHG Technology & Communications Fund or Heitman REIT Fund.

     Please refer to Non-Fundamental Investment Restriction number 4 for further information. In addition, because PBHG Technology & Communications Fund has an investment policy to concentrate its investments in the group of industries within the technology and communications sectors, and because Heitman REIT Fund has an investment policy to concentrate in the REIT industry, this restriction does not apply to these Funds.

5. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker- dealers or institutional investors or investing in loans, including assignments and participation interests.

     Please refer to Non-Fundamental Investment Restriction number 5 for further information.

8. A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

     Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL RESTRICTIONS

Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Pilgrim Baxter Advised Fund." This term means other investment companies and their series portfolios that have Pilgrim Baxter or an affiliate of Pilgrim Baxter as an investment advisor.

1. A Fund may not invest more than 15% of its net assets in illiquid securities (10% for PBHG Cash Reserves Fund). This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

2. In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to PBHG Large Cap 20 Fund, PBHG Focused Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund, and Clipper Focus Fund.

3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or a Affiliated Fund on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A portfolio may not purchase additional securities when borrowings exceed 5% of the Fund's total assets.

4. In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations, such as The World Bank, the European Union and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to PBHG Technology & Communications Fund or Heitman REIT Fund.

5. In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3 % of its total assets and may lend money to another Affiliated Fund, on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.

6. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund. A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d) (1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other Affiliated Funds, subject to the terms and conditions of any exemptive orders issued by the SEC on which the Funds may rely.

     All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

SENIOR SECURITIES

The term "senior security", as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for each of the Funds latest fiscal year or fiscal period is specified in the Financial Highlights table. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

Portfolio holdings information related to each Fund, including the top holdings, will be made available to the general public on the Trust's website 15 calendar days after the end of each calendar quarter. The Trust's service providers which have contracted to provide services to the Trust (including the Custodian, Administrator, and certain others) and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to Pilgrim Baxter, provided that the service is related to the investment advisory services that Pilgrim Baxter provides to the Trust.

Non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

      o a written request for non-standard disclosure must be submitted to and approved in writing by either Pilgrim Baxter's chief compliance officer, general counsel or chief investment officer;

      o  the request must relate to an appropriate business purpose; and

      o the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between Pilgrim Baxter and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

The Trust's board of trustees has approved this portfolio holdings disclosure policy and must approve any material change to the policy. In addition, Pilgrim Baxter regularly presents to the Trust's board of trustees the list of recipients of non-standard disclosure of portfolio holdings information. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, Pilgrim Baxter nor any other entity receives any compensation or other consideration in connection with each such arrangement.


   Entity Name               Frequency of Holdings Disclosure                   Restrictions on  Use of Holdings Information
---------------------- ----------------------------------------------------- ----------------------------------------------------
Standard & Poor's      Top 10 Holdings quarterly on the 7th for all Funds    Holdings information may only be used for the
                                                                             specific and legitimate business purpose to which
                                                                             the parties agreed.  All holdings information is
                                                                             subject to a confidentiality agreement and there
                                                                             is a prohibition of trading based on the
                                                                             information received.
---------------------- ----------------------------------------------------- ----------------------------------------------------
---------------------- ----------------------------------------------------- ----------------------------------------------------
Callan                 Monthly holdings for each Fund managed by             Holdings information may only be used for the
                       Pilgrim Baxter without the use of a sub-advisor.      specific and legitimate business purpose to which
                       This group of Funds may  be expanded the parties      the parties agreed.  All holdings information is
                       agreed.                                               subject to a confidentiality agreement and there
                                                                             is a prohibition of trading based on the
                                                                             information received.

---------------------- ----------------------------------------------------- ----------------------------------------------------
---------------------- ----------------------------------------------------- ----------------------------------------------------
Russell/Mellon         Complete holdings are disclosed on a quarterly        Holdings information may only be used for the
                       basis on the 1st of the quarter for PBHG Growth,      specific and legitimate business purpose to which
                       PBHG Mid-Cap, PBHG Large Cap, PBHG Small Cap, PBHG    the parties agreed.  All holdings information is
                       Strategic Small Company, Clipper Focus and PBHG       subject to a confidentiality agreement and there
                       Focused Funds.  This group of Funds may be expanded   is a prohibition of trading based on the
                       in the future.                                        information received.
---------------------- ----------------------------------------------------- ----------------------------------------------------



TRUSTEES AND OFFICERS OF THE TRUST



The management and affairs of the Trust are supervised by the Board of Trustees under the laws of the State of Delaware. The Trustees have approved agreements under which, as described below, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, another registered investment company managed by the Adviser. Unless otherwise noted, all Trustees and officers can be contacted c/o Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087.

                                       38

--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES*

--------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS,       POSITION HELD      TERM OF         PRINCIPAL OCCUPATION(S)     NUMBER OF          OTHER DIRECTORSHIPS
AND AGE             WITH THE TRUST    OFFICE* AND         DURING PAST 5 YEARS       PORTFOLIOS IN      HELD BY TRUSTEE
                                       LENGTH OF                                    THE PBHG FUND
                                      TIME SERVED                                   FAMILY COMPLEX
                                                                                    OVERSEEN BY
                                                                                    TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
John R.               Chairman of    Trustee since   Chief Financial Officer, The   26                 Director, The
Bartholdson          the Board and   1997            Triumph Group, Inc.                               Triumph Group, Inc.
 (59)                    lead                        (manufacturing) since 1992.                       since 1992.
                      Independent                                                                      Trustee, PBHG
                        Trustee                                                                        Insurance Series
                                                                                                       Fund, since 1997.
--------------------------------------------------------------------------------------------------------------------------
                        Trustee      Trustee since   Consultant, Syrus Associates   26                 Trustee, EQ Advisors
Jettie M. Edwards                    1997            (business and marketing                           (investment company -
(58)                                                 consulting firm) since                            37 portfolios) since
                                                     1986-2002.                                        1997. Trustee, PBHG
                                                                                                       Insurance Series
                                                                                                       Fund, since 1997.


--------------------------------------------------------------------------------------------------------------------------
                        Trustee      Trustee since   Senior Vice President,         26                 Trustee, PBHG
Albert A. Miller                     1997            Cherry & Webb, CWT Specialty                      Insurance Series
 (70)                                                Stores 1995 - 2000, Advisor                       Fund, since 1997.
                                                     and Secretary, the
                                                     Underwoman Shoppes Inc.
                                                     (retail clothing stores),
                                                     1980 - 2002. Merchandising
                                                     Group Vice President, R.H.
                                                     Macy & Co. (retail
                                                     department stores),
                                                     1958-1995. Retired.
--------------------------------------------------------------------------------------------------------------------------


*Trustee of the Trust until such time as his or her successor is duly elected and appointed.

----------------------------------------------------------------------------------------------------------------------------
OFFICERS*

----------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AND AGE      POSITION HELD    TERM OF OFFICE* AND LENGTH            PRINCIPAL OCCUPATION(S) DURING
                            WITH THE FUND          OF TIME SERVED                            PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------
David J. Bullock              President     President since 2003                   President and Director, Pilgrim Baxter
(48)                                                                               & Associates, Ltd. since July 2003.
                                                                                   Chief Executive Officer, Pilgrim Baxter
                                                                                   & Associates, Ltd. Trustee, Old Mutual
                                                                                   Investment Partners, Old Mutual Shareholder
                                                                                   Services, Inc. and Old Mutual Fund Services
                                                                                   since November 2003.  President, PBHG
                                                                                   Insurance Series Fund since November 2003.
                                                                                   Chief Operating Officer, Pilgrim Baxter &
                                                                                   Associates, Ltd. July 2003 to March
                                                                                   2004. President and Chief Executive
                                                                                   Officer, Transamerica Capital, Inc.
                                                                                   1998-2003.
----------------------------------------------------------------------------------------------------------------------------
Lee T. Cummings              Treasurer,     Treasurer, Chief Financial Officer,    Vice President, since January 2001 and
 (40)                           Chief       Controller since 1997                  Sales and Marketing Director Pilgrim
                              Financial                                            Baxter & Associates, Ltd. since April
                              Officer,                                             2004.  President, Old Mutual Fund Services
                             Controller                                            since December 1998.  Treasurer, Chief
                                                                                   Financial Officer and Controller, PBHG
                                                                                   Insurance Series Fund since March 1997.
                                                                                   President, Old Mutual Shareholder Services,
                                                                                   Inc. since June 2001. President, Old Mutual
                                                                                   Investment Partners, 1999 - 2003.  Vice
                                                                                   President, Old Mutual Investment Partners since
                                                                                   March 2003. Director of Mutual Fund Operations,
                                                                                   Pilgrim Baxter & Associates, Ltd., 1996-2001.
----------------------------------------------------------------------------------------------------------------------------
John M. Zerr               Vice President
(42)                        and Secretary   Vice President and Secretary since     Chief Operating Officer, Pilgrim
                                               1997                                Baxter & Associates, Ltd since March
                                                                                   2004. Senior Vice President, Pilgrim Baxter &
                                                                                   Associates, Ltd. since 2001 and General
                                                                                   Counsel and Secretary, Pilgrim Baxter
                                                                                   & Associates, Ltd. since November
                                                                                   1996.  Vice President and Secretary,
                                                                                   PBHG Insurance Series Fund since
                                                                                   March 1997. General Counsel and
                                                                                   Secretary, Pilgrim Baxter Value
                                                                                   Investors, Inc., 1996-2002. General
                                                                                   Counsel and Secretary, Old Mutual Fund
                                                                                   Services and Old Mutual Investment Partners,
                                                                                   since January 1998. General Counsel
                                                                                   and Secretary, Old Mutual Shareholder
                                                                                   Services, Inc. since June 2001.
----------------------------------------------------------------------------------------------------------------------------
Robert E. Putney, III      Vice President   Vice President and Assistant           Vice President, Deputy General Counsel
                            and Assistant   Secretary since 2002                   and Assistant Secretary, Pilgrim Baxter
 (44)                         Secretary                                            Partners, Ltd., Old Mutual Invetment
                                                                                   Distributors and Old Mutual Fund Services,
                                                                                   since January 2004. Vice President and
                                                                                   Assistant Secretary, PBHG Insurance
                                                                                   Series Fund, since March 2002.  Vice
                                                                                   President, Senior Legal Counsel and
                                                                                   Assistant Secretary, Pilgrim Baxter &
                                                                                   Associates, Ltd., Old Mutual Investment
                                                                                   Partners and Old Mutual Fund Services
                                                                                   2001-2004. Senior
                                                                                   Counsel and Assistant Secretary,
                                                                                   Pilgrim Baxter Value Investors, Inc.,
                                                                                   2001-2002. Vice President and Assistant
                                                                                   Secretary, PBHG Insurance Series Fund
                                                                                   since March 2002.  Director and Senior
                                                                                   Counsel, Merrill Lynch Investment
                                                                                   Managers, L.P. and Princeton
                                                                                   Administrators, L.P. from September
                                                                                   1997 until December 2001 and holding
                                                                                   various other positions at these
                                                                                   companies from 1991 to 1997; Secretary
                                                                                   of various Merrill Lynch and Mercury
                                                                                   open-end funds, as well as Somerset
                                                                                   Exchange Fund and The Europe Fund,
                                                                                   Inc., until December 2001.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Brian C. Dillon            Vice President  Vice President since 2001               Vice President and Chief Compliance
 (41)                                                                              Officer, Pilgrim Baxter & Associates,
                                                                                   Ltd. since April 2001. Chief
                                                                                   Compliance Officer, Old Mutual Fund
                                                                                   Services and Old Mutual Shareholder
                                                                                   Services, Inc. and Registered Principal
                                                                                   Old Mutual Investment Partners since April
                                                                                   2001. Vice President, PBHG Insurance
                                                                                   Series Fund, since 2001. Chief
                                                                                   Compliance Officer, Pilgrim Baxter
                                                                                   Value Investors, Inc., 2001-2002. Chief
                                                                                   Compliance Officer, Pilgrim Baxter
                                                                                   Private Equity Advisor, 2001-2003.
                                                                                   Vice President and Deputy Compliance
                                                                                   Director, Delaware Investments, 1995-
                                                                                   2001.
----------------------------------------------------------------------------------------------------------------------------
Stephen F. Panner          Assistant       Assistant Treasurer                     Fund Administration Manager, Pilgrim
                           Treasurer                                               Baxter & Associates, Ltd. since
                                                                                   February 2000. Assistant Treasurer,
34)                                        Since 2000                              PBHG Insurance Series Fund, since
                                                                                   December 2000. Fund Accounting
                                                                                   Manager, SEI Investments Mutual Fund
                                                                                   Services, 1997-2000.
----------------------------------------------------------------------------------------------------------------------------
William P. Schanne         Assistant       Assistant Treasurer                     Fund Administration Associate, Pilgrim
                           Treasurer                                               Baxter & Associates, Ltd. since August
(31)                                       Since 2001                              2001. Assistant Treasurer, PBHG
                                                                                   Insurance Series Fund since December
                                                                                   2001. Fund Accounting Supervisor,
                                                                                   PFPC, Inc., 1999-2001. Fund
                                                                                   Accountant, PFPC, Inc., 1998-1999.
                                                                                   Annuity Loan Officer and Fund
                                                                                   Auditor, Carpenters' Health and
                                                                                   Welfare of Philadelphia, 1996-1998.
----------------------------------------------------------------------------------------------------------------------------

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

The Trustees of PBHG Funds are responsible for major decisions relating to the Fund's investment goal, policies, strategies and techniques. The Trustees also supervise the operation of PBHG Funds by its officers and service various service providers, but they do not actively participate in the day-to-day operation of or decision making process related to PBHG Funds. The Board of Trustees has two standing committees: a Nominating and Compensation Committee and an Audit Committee. Currently, the members of each Committee are Jettie Edwards, John Bartholdson and Albert Miller, comprising all the disinterested Trustees of PBHG Funds. The Nominating and Compensation Committee selects and nominates those persons for membership on the PBHG Fund's Board of Trustees who are disinterested trustees, reviews and determines compensation for the disinterested Trustees of PBHG Funds and selects independent legal counsel, as set forth in Rule 0-1(6), to provide the disinterested Trustees of PBHG Funds with legal advice as needed. During PBHG Fund's fiscal year ended March 31, 2004, the Nominating and Compensation Committee held 1 meeting. The Nominating Committee currently does not consider nominations from shareholders. The Audit Committee oversees the financial reporting process for PBHG Funds, monitoring the PBHG Fund's audit process and results. As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval of the entire PBHG Funds Board of Trustees and evaluates the independent audit firm's performance, costs and financial stability. During PBHG Fund's fiscal year ended March 31, 2004, the Audit Committee held 2 meetings.

The table below provides the dollar range of shares of the Fund and the aggregate dollar range of shares of all funds advised by Pilgrim Baxter, owned by each Trustee as of December 31, 2003.

--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

--------------------------------------------------------------------------------------------------------------------
NAME OF TRUSTEE                    DOLLAR RANGE OF EQUITY SECURITIES IN       AGGREGATE DOLLAR RANGE OF EQUITY
                                                 THE FUNDS                 SECURITIES IN ALL REGISTERED INVESTMENT
                                                                            COMPANIES IN THE PBHG FAMILY COMPLEX
                                                                                    OVERSEEN BY TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson           PBHG Emerging Growth Fund 0 - $10,000                          $10,000 - $50,000
                              PBHG Select Growth Fund $10,000 - $50,000
-----------------------------------------------------------------------------------------------------------------------------------
Jettie M. Edwards             PBHG Emerging Growth Fund $10,000 - $50,000                    $50,000 - $100,000
                              PBHG Growth Fund $10,000 - $50,000
                              Clipper Focus Fund 0 - $10,000
-----------------------------------------------------------------------------------------------------------------------------------
Albert A. Miller              PBHG Emerging Growth Fund $50,000 - $100,000                   $50,000 - $100,000
                              PBHG Growth Fund $10,000 - $50,000
                              PBHG Select Growth Fund $10,000 - $50,000
                              PBHG Technology & Communications Fund $10,000 - $50,000
                              PBHG Strategic Small Company Fund $10,000 - $50,000
-----------------------------------------------------------------------------------------------------------------------------------

Each current Trustee of the Trust received the following compensation during PBHG Fund's fiscal year ended March 31, 2004:

-----------------------------------------------------------------------------------------------------------------------
NAME OF PERSON,                  AGGREGATE            PENSION OR             ESTIMATED            TOTAL
POSITION                         COMPENSATION         RETIREMENT             ANNUAL               COMPENSATION
                                 FROM                 BENEFITS               BENEFITS UPON        FROM TRUST
                                 TRUST                ACCRUED AS PART        RETIREMENT           AND TRUST COMPLEX
                                                      OF TRUST                                    PAID TO TRUSTEES*
                                                      EXPENSES
-----------------------------------------------------------------------------------------------------------------------
John R. Bartholdson,               $63,455                 N/A                   N/A                  $97,750
Trustee                                                                                         for services on two
                                                                                                       boards
-----------------------------------------------------------------------------------------------------------------------

Jettie M. Edwards,                 $63,455                 N/A                   N/A                  $97,750
Trustee                                                                                         for services on two
                                                                                                       boards
-----------------------------------------------------------------------------------------------------------------------

Albert A. Miller,                  $63,455                 N/A                   N/A                  $97,750
Trustee                                                                                         for services on two
                                                                                                       boards
-----------------------------------------------------------------------------------------------------------------------

* Compensation expenses are allocated pro rata based on the relative net assets of the Fund included in the Trust Complex.

                             5% AND 25% SHAREHOLDERS


As of July 12, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund of the Trust. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.

  -----------------------------------------------------------------------------------------------------------
  PBHG EMERGING GROWTH FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          18.16%
  For the Exclusive Benefit of our Customer
  200 Liberty St. One World Financial Center
  Attn: Mutual Funds Dept. 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            11.81%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  American United Life Insurance Company                                                                5.15%
  Group Retirement Annuity Separate Account II
  One Americanm Square
  PO Box 1995
  Indianapolis, IN 46206-9202
  -----------------------------------------------------------------------------------------------------------
  PBHG EMERGING GROWTH FUND ADVISOR CLASS                                                             N/A
  -----------------------------------------------------------------------------------------------------------
  PBHG EMERGING GROWTH FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG EMERGING GROWTH FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG GROWTH FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          23.58%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            14.39%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  American United Life Insurance Company                                                                7.72%
  GRP Retirement Annuity Separate Acct II
  One American Square
  PO Box 1995
  Indianapolis IN 46206-9102
  -----------------------------------------------------------------------------------------------------------
  PBHG GROWTH FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  The Travelers Insurance Company                                                                     100.00%
  Attn Roger Ferland
  PO Box 990027
  Hartford CT  06199-0027
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG GROWTH FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG GROWTH FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP GROWTH FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            31.11%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  CitiGroup Global Markets Inc.                                                                        11.33%
  Exclusive Benefit of our Customers
  NAV Program
  333 W 34th Street
  New York NY 10001-2402
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          11.24%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP GROWTH FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Investors Bank & Trust Company Cust FBO Various Retirement Plans A/C #                            95.64%
  Divinvst 4 Manhattanville Rd.
  Purchase NY 10577-2139
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP GROWTH FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     73.55%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Dain Rauscher Inc. FBO                                                                               26.32%
  Boyle Halver Son Hogenson TTEE
  Anesthesia Assoc 401k
  FBO Leroy Koopmeiners 817 N 7th Ave.
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP GROWTH FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     99.81%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG SELECT GROWTH FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            22.80%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          19.28%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  PBHG SELECT GROWTH FUND ADVISOR CLASS                                                               N/A
  -----------------------------------------------------------------------------------------------------------
  PBHG SELECT GROWTH FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG SELECT GROWTH FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG TECHNOLOGY & COMMUNICATIONS FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          22.30%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            17.91%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  PBHG TECHNOLOGY & COMMUNICATIONS FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Transamerica Life Insurance & Annuity Company                                                        97.62%
  TI Tech & Comm.
  PO Box 30368
  Los Angeles CA 90030-0368
  -----------------------------------------------------------------------------------------------------------
  PBHG TECHNOLOGY & COMMUNICATIONS FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     99.96%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG TECHNOLOGY & COMMUNICATIONS FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP 20 FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            21.96%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          14.47%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP 20 FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     61.22%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  First Clearing Corp Cust                                                                             22.03%
  C/O Delaware Char Guar & TR CO
  FBO Diane Slocumb 403 (B)(7)
  105 Lyman Street
  Shelby NC 28152-9590
  -----------------------------------------------------------------------------------------------------------
  Nationwide Trust Co. FBO                                                                             14.68%
  C/O IPO Portfolio Accounting
  P.O. Box 182029 Columbus OH 45218-2029
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP 20 CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP 20 CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     84.23%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  First Clearing LLC                                                                                   15.77%
  Robert H Pritchard IRA
  FCC as Cust
  927 Sparks Road
  Sparks, MD 21152-9322
  -----------------------------------------------------------------------------------------------------------
  PBHG STRATEGIC SMALL COMPANY FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          18.36%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            12.97%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  Putnam Fidiciary Trust Company Cust                                                                   5.35%
  FBO Copperweld Savings Plan
  Investors Way
  Attn DC PL Admin Team MSN6G523168
  Norwood, MA 02062
  -----------------------------------------------------------------------------------------------------------
  PBHG STRATEGIC SMALL COMPANY FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Guardian Group Pension Cust                                                                          98.23%
  FBO Guardian Ins & Annuity Co Inc
  1560 Valley Center Pkwy Ste 100
  Bethlehem PA 18017-2289
  -----------------------------------------------------------------------------------------------------------
  PBHG STRATEGIC SMALL COMPANY FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     89.37%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Ameritrade Inc.                                                                                      10.47%
  PO Box 2226
  Omaha NE 68103-2226
  -----------------------------------------------------------------------------------------------------------
  PBHG STRATEGIC SMALL COMPANY FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     99.82%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            38.66%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          23.59%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  American United Life Insurance Co.                                                                    5.63%
  Group Retirement Annuity Separate Account II
  One American Square
  P.O. Box 1995
  Indianapolis, IN 46206-9102
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Nationwide Trust Company FBO                                                                         57.52%
  C/O IPO Portfolio Accounting
  PO Box 182029
  Columbus OH 43218-2029
  -----------------------------------------------------------------------------------------------------------
  Guardian Group Pension Cust                                                                          33.40%
  FBO Guardian Ins & Annuity Co Inc.
  1560 Valley Center Pkwy Ste. 100
  Bethlehem PA 18017-2289
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                           9.08%
  For the Exclusive Benefit of Our Customer Comdisco
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------


  PBHG LARGE CAP FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG LARGE CAP FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG MID-CAP FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            30.24%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          18.91%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Pershing LLC                                                                                          5.95%
  PO Box 2052
  Jersey City, NJ 07307-2052
  -----------------------------------------------------------------------------------------------------------
  PBHG MID-CAP FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Investors Bank & Trust Company Cust                                                                  50.41%
  FBO Various Retirement Plans
  A/C Divinvst
  4 Manhattanville Road
  Purchase NY 10577-2139
  -----------------------------------------------------------------------------------------------------------
  Guardian Group Pension Cust                                                                          35.63%
  FBO Guardian Ins & Annuity Co Inc.
  1560 Valley Center Pkwy Ste 100
  Bethlehem PA 18017-2289
  -----------------------------------------------------------------------------------------------------------
  Nationwide Trust Company FBO                                                                         12.78%
  C/O IPO Portfolio Accounting
  PO Box 182029
  Columbus OH 43218-2029
  -----------------------------------------------------------------------------------------------------------
  PBHG MID-CAP FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pershing LLC                                                                                         33.67%
  PO Box 2052
  Jersey City, NJ 07303-2052
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     27.43%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  LPL Financial Services                                                                               11.91%
  9785 Towne Center Drive
  San Diego, CA 92121-1968
  -----------------------------------------------------------------------------------------------------------
  Scott & Stringfellow Inc                                                                              7.35%
  909 East Main Street
  Richmond VA 23219-3002
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG MID-CAP FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     63.75%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Legg Mason Wood Walker Inc.                                                                           6.63%
  PO Box 1476
  Baltimore MD 21203-1476
  -----------------------------------------------------------------------------------------------------------
  First Clearing LLC                                                                                    6.38%
  Kenneth Simmons Jr. & Katherine H. Simmons JT/WROS
  610 Springlake Road
  Columbia, SC 29206-2149
  -----------------------------------------------------------------------------------------------------------
  First Clearing LLC                                                                                    5.57%
  Michael J Hill & Cynthia W Hill JT/WROS
  2594 Watering Place
  Morganton NC 28655-4465
  -----------------------------------------------------------------------------------------------------------
  Legg Mason Wood Walker Inc.                                                                           5.30%
  PO Box 1476
  Baltimore MD 21203-1476
  -----------------------------------------------------------------------------------------------------------
  PBHG SMALL CAP FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Northern Trust Co FBO                                                                                25.45%
  Arthur Andersen
  LLP US Profit Sharing and 401(k) TR
  PO Box 92994
  Chicago IL 60675-2994
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          20.60%
  For the Exclusive Benefit of Our Customer Comdisco
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            17.85%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  PBHG SMALL CAP FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  First Clearing Corporation                                                                           85.26%
  Gustave A. Krause R/O IRA
  Wachovia Bank NA C/F
  10700 Stroup Road
  Roswell GA 30075-2214
  -----------------------------------------------------------------------------------------------------------
  USAA Investment Management Co.                                                                        5.05%
  9800 Fredericksburg Road
  San Antonio, TX 78288-001
  -----------------------------------------------------------------------------------------------------------
  PBHG SMALL CAP FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     84.71%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Raymond James & Assoc, Inc.                                                                          15.29%
  FBO Bernier Sep
  St. Petersburg, FL 33716-1100
  -----------------------------------------------------------------------------------------------------------
  PBHG SMALL CAP FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG FOCUSED FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            25.91%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          13.75%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  PBHG FOCUSED FUND ADVISOR CLASS                                                                     N/A
  -----------------------------------------------------------------------------------------------------------
  PBHG FOCUSED FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG FOCUSED FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                    100.00%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  TS&W SMALL CAP VALUE FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            20.49%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services Corp.                                                                      9.32%
  Comdisco
  777 Central  Blvd #NJC#5
  Carlstadt, NJ 07072-3010
  -----------------------------------------------------------------------------------------------------------
  E Morgan Massey                                                                                       6.02%
  4300 Sulgrave Road
  Richmond, VA 23221-3257
  -----------------------------------------------------------------------------------------------------------
  TS&W SMALL CAP VALUE FUND ADVISOR CLASS                                                             N/A
  -----------------------------------------------------------------------------------------------------------
  TS&W SMALL CAP VALUE FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     45.96%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Pershing, LLC                                                                                        27.18%
  PO Box 2052
  Jersey City, NJ 07303-2052
  -----------------------------------------------------------------------------------------------------------
  First Clearing LLC                                                                                    9.88%
  Susan M Nolan IRA
  FCC as Custodian
  PO Box 73
  Okay, OK 74446-0073
  -----------------------------------------------------------------------------------------------------------
  RBC Dain Rauscher Custodian                                                                           6.53%
  Virginia Dare Wallace
  Individual Retirement Account
  1668 Blackstone Road
  Kenbridge, VA 23944-3307
  -----------------------------------------------------------------------------------------------------------
  TS&W SMALL CAP VALUE FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     58.23%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  CLIPPER FOCUS FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            34.21%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          20.85%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  CLIPPER FOCUS FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Nationwide Trust Company FSB                                                                         84.49%
  C/O IPO Portfolio Accounting
  PO Box 182029
  Columbus, OH 43218-2029
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                      6.53%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Raymond James & Associates                                                                            5.19%
  FBO Solomon Sep
  880 Carillon Pkwy
  St. Petersburg, FL 33716-1100
  -----------------------------------------------------------------------------------------------------------
  CLIPPER FOCUS FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Merrill Lynch                                                                                        11.39%
  4800 Deer Lake Dr. E Fl 2
  Jacksonville, FL 32246-6486
  -----------------------------------------------------------------------------------------------------------
  SEI Private Trust Company Cust                                                                        5.31%
  IRA R/O Ronald G. Mease
  33 Brookside Dr.
  Wilbraham, MA 01095-2121
  -----------------------------------------------------------------------------------------------------------
  CLIPPER FOCUS FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pershing LLC                                                                                         13.41%
  PO Box 2052
  Jersey City, NJ 07301-2052
  -----------------------------------------------------------------------------------------------------------
  DWIGHT INTERMEDIATE FIXED INCOME FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Old Mutual US Holdings Inc.                                                                          81.45%
  Attn K Armata
  200 Clarendon St 53rd Floor
  Boston, MA 02116-5021
  -----------------------------------------------------------------------------------------------------------
  DWIGHT INTERMEDIATE FIXED INCOME FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Old Mutual US Holdings Inc.                                                                          99.66%
  Attn K Armata
  200 Clarendon Street, 53rd Floor
  Boston, MA 02116-5021
  -----------------------------------------------------------------------------------------------------------
  DWIGHT INTERMEDIATE FIXED INCOME FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Old Mutual US Holdings Inc.                                                                          79.58%
  Attn K Armata
  200 Clarendon Street, 53rd Floor
  Boston, MA 02116-5021
  -----------------------------------------------------------------------------------------------------------
  Legg Mason Wood Walker Inc.                                                                          12.35%
  PO Box 1476
  Baltimore, MD 21202
  -----------------------------------------------------------------------------------------------------------
  Legg Mason Wood Walker Inc.                                                                           7.74%
  PO Box 1476
  Baltimore, MD 21202
  -----------------------------------------------------------------------------------------------------------
  PBHG CASH RESERVES FUND PBHG CLASS                                                                  N/A
  -----------------------------------------------------------------------------------------------------------
  PBHG IRA CAPITAL PRESERVATION FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          56.86%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            26.21%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  Pershing LLC                                                                                          6.42%
  P.O. Box 2052
  Jersey City, NJ 07303-2052
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  PBHG IRA CAPITAL PRESERVATION FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          25.57%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Pershing LLC                                                                                         23.17%
  PO Box 2052
  Jersey City, NJ 07303-2052
  -----------------------------------------------------------------------------------------------------------
  Ameritrade, Inc.                                                                                      7.12%
  FBO 2400979431
  PO Box 2226
  Omaha, NE 68103-2226
  -----------------------------------------------------------------------------------------------------------
  PBHG IRA CAPITAL PRESERVATION FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     99.81%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  PBHG IRA CAPITAL PRESERVATION FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     99.80%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  HEITMAN REIT FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  United Nations Joint Staff Pension Plan                                                              30.88%
   C/O Henry L Ouma Chief
  Investment Management Service
  United Nations Room S-0702
  New York NY 10017
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                          20.61%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                             7.90%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  T. Rowe Price Trust Co Cust % U/A 03/01/2000 FBO Retirement Plans                                     7.07%
  PO Box 17215
  Baltimore, MD 21297-1215
  -----------------------------------------------------------------------------------------------------------
  HEITMAN REIT FUND ADVISOR CLASS
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            36.87%
  Special Custody Acct FBO Cust Reinv
  Attn Mutual Funds
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  Pershing LLC                                                                                         19.31%
  Attn Mutual Funds
  PO Box 2052
  Jersey City NJ 07303-2052
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                           5.99%
  For the Exclusive Benefit of Our Customer Comdisco
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------

  -----------------------------------------------------------------------------------------------------------
  HEITMAN REIT FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     99.78%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  HEITMAN REIT FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Legg Mason Wood Walker Inc                                                                           49.31%
  PO Box 1476
  Baltimore, MD 21202
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     34.34%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  LPL Financial Services                                                                               11.90%
  9785 Towne Center Drive
  San Diego, CA 92121-1968
  -----------------------------------------------------------------------------------------------------------
  ANALYTIC DISCIPLINED EQUITY FUND PBHG CLASS
  -----------------------------------------------------------------------------------------------------------
  Mitra & Co.                                                                                          31.48%
  C/O Marshall & Ilsley TR CO
  1000 N. Water Street
  Milwaukee, WI 53202-6648
  -----------------------------------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.                                                                            22.94%
  Reinvest Account
  Attn: Mutual Fund Department
  101 Montgomery Street
  San Francisco CA 94104-4122
  -----------------------------------------------------------------------------------------------------------
  National Financial Services                                                                           7.11%
  For the Exclusive Benefit of Our Customer
  200 Liberty St. One World Financial Center
  Attn Mutual Funds Dept 5th Floor
  New York, NY 10281-1003
  -----------------------------------------------------------------------------------------------------------
  ANALYTIC DISCIPLINED EQUITY FUND ADVISOR CLASS                                                          N/A
  -----------------------------------------------------------------------------------------------------------
  ANALYTIC DISCIPLINED EQUITY FUND CLASS A
  -----------------------------------------------------------------------------------------------------------
  Morgan Keegan & Company Inc.                                                                         34.99%
  FBO Stephen R Moorhead & Rhonda A. Moorhead - Tennants by ENT
  942 Caterpillar Lane
  Cantonment, FL 32532-4888
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     26.17%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Morgan Keegan & Company Inc.                                                                         13.77%
  50 North Front St.
  Memphis, TN 38103-2126
  -----------------------------------------------------------------------------------------------------------
  LPL Financial Services                                                                               11.45%
  9785 Towne Centre Drive
  San Diego, CA 92121-1968
  -----------------------------------------------------------------------------------------------------------
  Morgan Keegan & Company Inc.                                                                         11.14%
  50 North Front St.
  Memphis, TN 38103-2126
  -----------------------------------------------------------------------------------------------------------

  ANALYTIC DISCIPLINED EQUITY FUND CLASS C
  -----------------------------------------------------------------------------------------------------------
  Pilgrim Baxter & Associates Ltd.                                                                     68.76%
  Attn: Terri Simonetti
  1400 Liberty Ridge Drive
  Wayne PA 19087-5525
  -----------------------------------------------------------------------------------------------------------
  Morgan Keegan & Company Inc.                                                                         13.75%
  50 North Front Street
  Memphis, TN 38103-2126
  -----------------------------------------------------------------------------------------------------------
  First Clearing LLC                                                                                   11.94%
  Versie A Carswell & Kay C Barker JT/WROS
  103 Conley St
  Morgantown, NC 28655-4514
  -----------------------------------------------------------------------------------------------------------
  Morgan Keegan & Company Inc.                                                                          5.42%%
  50 North Front St.
  Memphis, TN 38123-2126
  -----------------------------------------------------------------------------------------------------------


The Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of the PBHG Funds as of July 12, 2004.


                                   THE ADVISER

The Trust and Pilgrim Baxter & Associates, Ltd. have entered into an advisory agreement with respect to each Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Pilgrim Baxter is an indirect wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 466, United Kingdom.

Old Mutual Fund Services, the Trust's Administrator, is an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. (see "The Administrator" for more detail on Old Mutual Fund Services). Old Mutual Fund Services also serves as administrator to PBHG Insurance Series Fund, a management investment company also managed by the Adviser. Old Mutual Investment Partners, the Trust's Distributor, is also an affiliate of the Adviser and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. (see "The Distributor" for more detail on PBHG Fund Distributors). Old Mutual Investment Partners also serves as distributor to PBHG Insurance Series Fund. The Adviser has discretionary management authority with respect over $7.0 billion in assets as of June 30, 2004. In addition to advising the Funds, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust. From time to time, the Adviser or a company under common control with the Adviser may make payments to intermediaries, such as broker-dealers, who support the sale of Fund shares through administrative or recordkeeping support services or marketing support. Administrative and recordkeeping support payments may include amounts paid to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. The Trust may also make such payments to third-parties subject to certain limits (see "Other Service Providers - The Transfer Agent and Shareholder Servicing Agents") and the amounts paid by the Adviser will be in addition to any such payments made by the Trust. Marketing support payments may include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel, placement on sales lists and access to sales meetings and salespeople. All marketing support payments received by broker-dealers are subject to applicable limits set by the National Association of Securities Dealers. From time to time, the Adviser may also pay networking fees to broker-dealers who help offset account maintenance and statement and transaction processing costs by utilizing the Networking function of the National Securities Clearing Corporation (NSCC). Networking fees paid by the Adviser will be in addition to any such fees paid by the Trust (see "Other Service Providers - The Transfer Agent and Shareholder Servicing Agents").

For the calendar year ended December 31, 2003, the Adviser and companies under common control with the Adviser did not pay any fees to intermediaries in connection with the sale of the Trust's Class A and Class C shares. In the future, these parties may make payments for administrative, recordkeeping support and marketing support services. In addition, intermediaries may receive non-cash compensation, for example, promotional merchandise such as items bearing the PBHG Funds logo.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Fund's average daily net assets as set forth in the table below. In addition, in the interest of limiting the expenses of the Funds during the current fiscal year, the Adviser has signed expense limitation contracts with the Trust on behalf of certain Funds ("Expense Limitation Agreements") pursuant to which, with respect to the Class A and Class C shares, the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Distribution Plans and Service Plan with respect to Class A and Class C, sales charges, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) as set forth in the table below.

----------------------------------------------------------------------------------------------------------------------

FUND                                     MANAGEMENT FEE       PBHG EXPENSE     ADVISOR CLASS AND    CLASS C EXPENSE
                                                               LIMITATION       CLASS A EXPENSE        LIMITATION
                                                                                   LIMITATION

----------------------------------------------------------------------------------------------------------------------
GROWTH FUND                                     0.85%             N/A                 N/A                 N/A
----------------------------------------------------------------------------------------------------------------------
EMERGING GROWTH FUND                            0.85%             N/A                 N/A                 N/A
----------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND                           0.75%             N/A                 N/A                 N/A
----------------------------------------------------------------------------------------------------------------------
SELECT EQUITY FUND                              0.85%             N/A                 N/A                 N/A
----------------------------------------------------------------------------------------------------------------------
LARGE CAP 20 FUND                               0.85%            1.50%(1)            1.75%               2.50%(1)
----------------------------------------------------------------------------------------------------------------------
LARGE CAP FUND                                  0.65%            1.50%(1)            1.75%               2.50%(1)
----------------------------------------------------------------------------------------------------------------------
MID-CAP FUND                                    0.85%            1.50%(1)            1.75%               2.50%(1)
----------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND                                  1.00%            1.50%(1)            1.75%               2.50%(1)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

FUND                                     MANAGEMENT FEE       PBHG EXPENSE     ADVISOR CLASS AND    CLASS C EXPENSE
                                                               LIMITATION       CLASS A EXPENSE        LIMITATION
                                                                                   LIMITATION

----------------------------------------------------------------------------------------------------------------------

FOCUSED FUND                                    0.85%            1.50%(1)            1.75%               2.50%(1)
----------------------------------------------------------------------------------------------------------------------
CASH RESERVES FUND                              0.30%             N/A                 N/A                 N/A
----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY & COMMUNICATIONS FUND                0.85%             N/A                 N/A                 N/A
----------------------------------------------------------------------------------------------------------------------
STRATEGIC SMALL COMPANY FUND                    1.00%            1.50%(1)            1.75%               2.50%(1)
----------------------------------------------------------------------------------------------------------------------
CLIPPER FOCUS FUND                              1.00%            1.50%(2)            1.75%               2.50%(2)
----------------------------------------------------------------------------------------------------------------------
ANALYTIC DISCIPLINED EQUITY FUND                0.70%            1.50%(2)            1.75%               2.50%(2)
----------------------------------------------------------------------------------------------------------------------
IRA CAPITAL PRESERVATION FUND                   0.60%            1.25%(2)            1.50%               2.25%(2)
----------------------------------------------------------------------------------------------------------------------
HEITMAN REIT FUND                               0.85%            1.50%(2)            1.75%               2.50%(2)
----------------------------------------------------------------------------------------------------------------------
TS&W SMALL CAP VALUE FUND                       1.00%            1.50%(1)            1.75%               2.50%(1)
----------------------------------------------------------------------------------------------------------------------
DWIGHT INTERMEDIATE FIXED INCOME                0.40%            0.85%(1)            1.10%               1.85%(1)
----------------------------------------------------------------------------------------------------------------------

The investment advisory fees paid by certain of the Funds are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

(1) Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund to exceed the expense limitations set forth above. Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the expense limitation set forth above (excluding certain other expenses such as brokerage commissions and extraordinary expenses) and (iii) the payment of such reimbursement was approved by the Board of Trustees on a quarterly basis.

(2) In any year after September 25, 2002 in which a Fund's assets are greater than $75 million and its total annual operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are lower than the expense limitations set forth above, the Funds' Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on a Fund's behalf during the previous two fiscal years after September 25, 2002.

For the fiscal years and periods ended March 31, 2002, 2003 and 2004 each of the Funds listed below paid or waived the following advisory fees:

---------------------------------------------------------------------------------------------------------------------------------
           FUND                                   FEES PAID                                        FEES WAIVED
---------------------------------------------------------------------------------------------------------------------------------
                                  2002              2003              2004            2002            2003             2004
---------------------------------------------------------------------------------------------------------------------------------
PBHG Growth                   $21,977,721      $12,247,036       $11,039,037             $0               $0               $0
---------------------------------------------------------------------------------------------------------------------------------
PBHG Emerging Growth           $4,416,381       $2,146,646        $3,162,988             $0               $0               $0
---------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth          $2,316,306       $1,479,836        $1,455,512             $0               $0               $0
---------------------------------------------------------------------------------------------------------------------------------
PBHG Select Growth             $4,758,954       $2,382,786        $2,163,529             $0               $0               $0
---------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap 20              $3,631,375       $2,042,070        $1,948,483             $0               $0               $0
---------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap                 $3,519,118       $2,373,165        $1,859,304             $0               $0               $0
---------------------------------------------------------------------------------------------------------------------------------
PBHG Mid-Cap                   $3,210,006       $2,964,087        $3,568,814             $0               $0               $0
---------------------------------------------------------------------------------------------------------------------------------
PBHG Small Cap                 $2,775,938       $1,649,156        $1,161,593             $0         $138,508          $55,608
---------------------------------------------------------------------------------------------------------------------------------
PBHG Focused                     $505,378         $244,263          $230,186             $0               $0           $9,980
---------------------------------------------------------------------------------------------------------------------------------
PBHG Cash Reserves             $1,321,853         $314,000          $219,320             $0               $0               $0
---------------------------------------------------------------------------------------------------------------------------------
PBHG Technology &
  Communications               $6,635,312       $2,787,894        $2,928,426             $0               $0               $0
---------------------------------------------------------------------------------------------------------------------------------
PBHG Strategic
  Small Company                  $938,904         $674,070          $804,981             $0          $43,417          $76,813
---------------------------------------------------------------------------------------------------------------------------------
Clipper Focus                  $2,884,503(1)    $6,350,864        $9,706,448       $106,771(1)      $410,615               $0
---------------------------------------------------------------------------------------------------------------------------------
Analytic Disciplined Equity      $165,334(3)      $471,026          $457,797        $82,395(3)       $78,078               $0
---------------------------------------------------------------------------------------------------------------------------------
PBHG IRA Capital
  Preservation                   $578,408(2)    $5,324,729        $8,162,071       $319,757(2)    $2,989,294       $3,882,707
---------------------------------------------------------------------------------------------------------------------------------
Heitman REIT                     $179,373(3)      $795,171          $948,950        $24,764(3)       $51,486               $0
---------------------------------------------------------------------------------------------------------------------------------
TS&W Small Cap Value Fund           *                *              $146,576            *               *             $33,491
---------------------------------------------------------------------------------------------------------------------------------
Dwight Intermediate
  Fixed Income Fund                 *                *              $15,357             *               *             $57,863
---------------------------------------------------------------------------------------------------------------------------------

*   Not in operation during the period.
(1) For the period April 30, 2001 through March 31, 2002.
(2) For the period October 31, 2001 through March 31, 2002.
(3) For the period December 31, 2001 through March 31, 2002.

                                THE SUB-ADVISERS

WELLINGTON MANAGEMENT COMPANY, LLP

The Trust, on behalf of the PBHG Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management. The Sub-Advisory Agreement provides certain limitations on Wellington Management's liability, but also provides that Wellington Management shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Wellington Management to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and restrictions;
(ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Trust (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

PACIFIC FINANCIAL RESEARCH, INC.

The Trust, on behalf of the Clipper Focus Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with PFR. The Sub-Advisory Agreement provides certain limitations on PFR's liability, but also provides that PFR shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates PFR to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by PFR at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, PFR is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.40% of the Portfolio's average net assets.

A team of investment professionals is primarily responsible for the day-to-day management of the Clipper Focus Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years.

 Name and Title                                                         Experience
-----------------------------------------------------------------------------------------------------------------------
James Gipson, President,        o     Founded PFR in 1980
Portfolio Manager               o     Previous experience as a Consultant for McKinsey & Co.
                                o     Also served as a Portfolio Manager at Source Capital and Batterymarch Financial
                                o     Author of WINNING THE INVESTMENT GAME: A GUIDE FOR ALL SEASONS
                                o     Served as an officer in the U.S. Navy
                                o     BA and MA degrees in Economics with honors from the University of California,
                                      Los Angeles
                                o     MBA degree with honors from Harvard Business School
-----------------------------------------------------------------------------------------------------------------------
Douglas Grey, Vice              o     Joined PFR as an Analyst in 1986
President, Portfolio Manager    o     Served as a design analysis engineer for General Motors
                                o     BE, cum laude, in Mechanical/Materials Engineering and Economics from
                                      Vanderbilt University
                                o     MBA from University of Chicago
-----------------------------------------------------------------------------------------------------------------------
Peter Quinn, Vice President,    o     Joined PFR in 1987 as a Research Associate
Portfolio Manager               o     BS degree in Finance from Boston College
                                o     MBA from the Peter F. Drucker School of Management at the Claremont Graduate
                                      School
-----------------------------------------------------------------------------------------------------------------------

 Name and Title                                                         Experience
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Michael Sandler, Vice           o     Joined PFR as an Analyst in 1984
President, Portfolio Manager    o     Served with International Harvester as a Manager of Asset Redeployment
                                o     Also served with Enterprise Systems, Inc. as a Vice President of Business
                                      Development
                                o     BA with distinction, MBA and JD degrees from the University of Iowa
-----------------------------------------------------------------------------------------------------------------------
Nugroho Soeharto, Vice          o     Joined PFR in 1987 as an Analyst
President, Portfolio Manager    o     Served with Bank of Boston
                                o     BS in Chemistry from Bates College
                                o     MBA degree from University of Chicago
-----------------------------------------------------------------------------------------------------------------------
Kelly Sueoka, Vice              o     Joined PFR in 1995 as an Analyst
President, Portfolio Manager    o     Served as a CPA in the Los Angeles office of Price Waterhouse where he was an
                                      Audit Manager
                                o     BS with honors in Aerospace Engineering from the University of Michigan
                                o     MBA degree from University of Chicago
-----------------------------------------------------------------------------------------------------------------------
Bruce Veaco, Vice President,    o     Joined PFR in 1986 as an Analyst
Portfolio Manager               o     Served as a CPA in the Los Angeles office of Price Waterhouse where he was an
                                      Audit Manager
                                o     BA with honors in Economics from the University of California, Los Angeles
                                o     MBA degree from Harvard Business School
-----------------------------------------------------------------------------------------------------------------------

ANALYTIC INVESTORS, INC.

The Trust, on behalf of the Analytic Disciplined Equity Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Analytic. The Sub-Advisory Agreement provides certain limitations on Analytic's liability, but also provides that Analytic shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Analytic to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Analytic at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Analytic is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.35% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Analytic believes the characteristics that drive stock prices can be systematically identified and measured. There are five primary elements used to determine a stock's attractiveness: 1) relative valuation; 2) growth potential;
3) historical return momentum; 4) liquidity; and 5) risk. The valuation process examines dozens of financial measures within these five elements. Analytic accepts, however, that the predictive power of each of these financial measures has changed over time and will continue to change into the future. As a result, Analytic has developed a unique weighting process for each of these financial measures, which allows our approach to adapt to constantly changing market conditions. The adaptive approach increases the weight of those variables that have contributed most heavily to recent performance and decreases the weight to those measures that have lost their predictive capacity. The enhanced equity process commences by developing rankings for all the companies in the equity universe based on the combined attractiveness of the five elements. This requires extensive analysis and necessitates the assistance of a computer model to simultaneously evaluate all the data for each stock. Once the stocks are ranked, a highly diversified portfolio is constructed by selecting that combination of stocks which represents the best potential return while maintaining a risk profile that is similar to the equity universe. In the process, Analytic's quantitative approach greatly reduces the exposures to firm size, market style, and economic sector biases. This is referred to as being size neutral, style neutral and sector neutral. The Analytic Disciplined Equity Fund's portfolio is monitored daily, and re-balanced periodically to ensure optimum performance. Individual security positions are limited to a maximum of a 3% active position relative to their respective weights in the equity universe. The Fund seeks to be fully invested at all times.

Listed below are the investment professionals of the sub-adviser that form the teams primarily responsible for the day-to-day management of the Analytic Disciplined Equity Fund and a brief biographical description of each member.

  Manager                                    Experience
  -----------------------------------------------------------------------------------------------------------------
  Harindra de Silva     EMPLOYMENT
                        4/98 to present      Analytic Investors, Inc., President
                        1/99 to present      Analytic US Market Neutral Offshore, Ltd., Director
                        11/01 to present     Analytic US Market Neutral Offshore Master, Ltd., Director
                        5/02 to present      Analytic US Market Neutral Offshore II, Ltd., Director
                        3/02 to present      Analytic US Market Neutral Offshore Master II, Ltd., Director
                        4/98 to 1/01         Analytic/TSA Investors, Inc., President
                        10/96 to 4/98        Analytic Investors, Inc., Managing Director
                        5/95 to 10/96        Analytic Investors, Inc., Director of Research
                        10/97 to 4/98        Analytic/TSA Investors, Inc., Managing Director
                        1/99 to present      Analytic US Market Neutral, Ltd., Director
                        4/97 to 4/98         Analytic Optioned Equity Fund, President
                        4/86 to 3/98         Analysis Group (Economic Management Consultant), Principal
                        5/93 to 3/98         AG Risk Management (Investment Management Consultant), President
                                             Analytic Series Fund,  President
                        EDUCATION            Ph.D. in Finance from the University of California, Irvine
                                             MBA in Finance and an MS in Economic Forecasting from the University of Rochester
                                             BS in Mechanical Engineering from the University of Manchester
                                               Institute of Science and Technology
                        OTHER                Chartered Financial Analyst
                                             Member of Association for Investment Management and Research
                                             Member of the American Finance Association
                                             Member of the International Association of Financial Analysts
  -----------------------------------------------------------------------------------------------------------------
  Dennis M. Bein        EMPLOYMENT
                        8/95 to present      Analytic Investors, Inc., Portfolio Manager
                        8/95 to 1/01         Analytic/TSA Investors, Inc., Portfolio Manager
                        1990 to 1998         Analysis Group, Inc. (Economic Management Consultant), Senior
                                               Associate
                        EDUCATION            MBA from the Anderson Graduate School of Management at the
                                               University of California, Riverside
                                             Undergraduate studies in Business Administration from the Anderson
                                               Graduate School of Management at the University of California,
                                               Riverside
                        OTHER                Chartered Financial Analyst
                                             Member of Association for Investment Management and Research
                                             Member of the Institute of Chartered Financial Analysts
                                             Member of the Los Angeles Society of Financial Analysts
  -----------------------------------------------------------------------------------------------------------------
  Greg McMurran         EMPLOYMENT
                        1/98 to present      Analytic Investors, Inc., Chief Investment Officer
                        2/96 to 1/98         Analytic Investors, Inc., Director and Portfolio Manager
                        10/97 to 1/01        Analytic/TSA Investors, Inc., Chief Investment Officer
                        10/76 to 2/96        Analytic Investment Management, Senior Vice President and Senior
                                               Portfolio Manager
                        EDUCATION            MA in Economics at California State University, Fullerton
                                             BS in Economics from the University of California, Irvine
  -----------------------------------------------------------------------------------------------------------------
  Steven Sapra          EMPLOYMENT
                        9/99 to present      Analytic Investors, Inc., Porfolio Manager
                        9/99 to 1/01         Analytic/TSA Investors, Inc. Portfolio Manager
                        7/97 to 8/99         BARRA, Inc., Consultant
                        EDUCATION            MA in Economics, University of Southern California
                                             BS in Economics, California State Polytechnic University Ponoma
  -----------------------------------------------------------------------------------------------------------------

DWIGHT ASSET MANAGEMENT COMPANY

The Trust, on behalf of the PBHG IRA Capital Preservation Fund and the Dwight Intermediate Fixed Income Fund and the Adviser has entered into sub-advisory agreements (the "Sub-Advisory Agreements") with Dwight. The Sub-Advisory Agreements provide certain limitations on Dwight's liability, but also provides that Dwight shall not be protected against any liability to the Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreements obligate Dwight to: (i) manage the investment operations of the Funds and the composition of the Funds' investment portfolios, including the purchase, retention and disposition thereof in accordance with the Funds' investment objectives, policies and limitations; (ii) provide supervision of the Funds' investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Funds and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Funds and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds' Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreements after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreements or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreements may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Dwight at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreements will also terminate automatically in the event of their assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the IRA Capital Preservation Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.30% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Dwight Intermediate Fixed Income Fund, Dwight is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly at an annual rate of 0.20% of the Portfolio's average net assets net of any fee waivers, expense reimbursements and alliance payments.

A team of investment professionals is primarily responsible for the day-to-day management of the PBHG IRA Capital Preservation Fund and the Dwight Intermediate Fixed Income Fund. Listed below are the investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years.

                       PBHG IRA CAPITAL PRESERVATION FUND

----------------------------------------------------------------------------------------------------------------------
 Name and Title                                                       Experience
----------------------------------------------------------------------------------------------------------------------
David T. Kilborn, Head of       Mr. Kilborn has eleven years of investment experience, with six years of stable
Fixed Income                    value investment experience since joining the adviser in 1995.  Prior to that time, he was a Fixed Income Securities Trader at Nations Banc Capital Markets, Charlotte,
                                North Carolina.  He received his B.S. from Trinity College.  Mr. Kilborn is a
                                Chartered Financial Analyst.
----------------------------------------------------------------------------------------------------------------------
Ron Heath, Senior Vice          Mr. Heath has thirteen years of investment experience and ten years of stable value
President, Portfolio            investment experience.  Prior to joining Dwight, he was a portfolio manager for
Management                      Morley Capital Management and a Financial and Management Consultant for Andersen
                                Consulting. He received his B.A. and M.B.A. from
                                the University of Oregon.
----------------------------------------------------------------------------------------------------------------------

                       PBHG IRA CAPITAL PRESERVATION FUND

----------------------------------------------------------------------------------------------------------------------
 Name and Title                                                       Experience
----------------------------------------------------------------------------------------------------------------------
Andrew D. Beaumier,             Mr. Beaumier has eight years of accounting and public/private compliance experience
Assistant Vice President,       and five years stable value investment experience since joining the adviser in
Portfolio Management            1998.  Prior to that time, he was employed by Howard Bank (banking) and Gallagher &
                                Flynn (accounting) in Burlington, Vermont.  He received his B.S. from Lyndon State
                                College.
----------------------------------------------------------------------------------------------------------------------

                       DWIGHT INTERMEDIATE FIXED INCOME FUND

----------------------------------------------------------------------------------------------------------------------
 Name and Title                                                       Experience
----------------------------------------------------------------------------------------------------------------------
David T. Kilborn, Head of       Mr. Kilborn has eleven years of investment experience, with six years of stable
Fixed Income                    value investment experience since joining the adviser in 1995.  Prior to that time, he was a Fixed Income Securities Trader at Nations Banc Capital Markets, Charlotte,
                                North Carolina.  He received his B.S. from Trinity College.  Mr. Kilborn is a
                                Chartered Financial Analyst.
----------------------------------------------------------------------------------------------------------------------
Robert P. Clancy, Senior        Mr. Clancy has twenty-two years of investment experience.  Prior to joining Dwight,
Vice President                  he was a Vice President at Stardish, Ayer & Wood and Senior Vice Portfolio Manager
                                at Dewey Square Investors.  He received his B.S. from Brown University.
----------------------------------------------------------------------------------------------------------------------

HEITMAN REAL ESTATE SECURITIES LLC

The Trust, on behalf of the Heitman REIT Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Heitman. The Sub-Advisory Agreement provides certain limitations on Heitman's liability, but also provides that Heitman shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates Heitman to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Heitman at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, Heitman is entitled to receive from the Adviser a sub-advisory fee at an annual rate of 0.425% of the Portfolio's average net assets (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees, waived, reimbursed or paid by the Adviser in respect of the Portfolio).

Heitman believes that, over the long term, publicly traded real estate securities' performance is determined by the underlying real estate assets, real estate market cycles and management's ability to operate and invest in these assets during each market cycle. The sub-adviser's primary objective is to generate long-term, superior, risk-adjusted returns by identifying and investing in publicly traded real estate companies which demonstrate the highest probability of growing cash flow per share without undue risk to achieve such growth. As a value-oriented manager, the sub-adviser is committed to a strategy of investing in companies that offer growth at a reasonable price.

A team of investment professionals is primarily responsible for the day-to-day management of the Fund. The investment professionals of the sub-adviser that comprise the team and a description of their business experience during the past five years are provided below.

Timothy J. Pire, CFA, is managing director of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser, Mr. Pire served as vice president and research analyst with PRA Securities Advisors, L.P. from 1992 to 1994.

Randall E. Newsome is executive vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Prior to joining the sub-adviser in 1993, Mr. Newsome worked with The Stratus Corporation where he was responsible for the establishment of the property management operation, lease negotiations, redevelopment and construction management and acquisition writing.

Larry S. Antonatos is senior vice president of the sub-adviser with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees the sub-adviser's trading positions. Prior to joining the sub-adviser, Mr. Antonatos served as associate director with Fitch Investors Service, L.P. in New York City (1997-1998) and as a Fund manager with Equitable Real Estate Investment Management, Inc. in Chicago from 1992 to 1997.

THOMPSON, SIEGEL & WALMSLEY, INC.

The Trust, on behalf of the TS&W Small Cap Value Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with TS&W. The Sub-Advisory Agreement provides certain limitations on TS&W's liability, but also provides that TS&W shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Sub-Advisory Agreement obligates TS&W to: (i) manage the investment operations of the Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by TS&W at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement for the Fund, TS&W is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Fund that is computed and paid monthly. Until December 31, 2003, TS&W received a fee of the annual rate of 1.00% of the Portfolio's Legacy Assets and a fee of 0.50% on Non-Legacy Assets, net of fee waivers, expense reimbursements and alliance payments. As of January 1, 2004 and thereafter, TS&W receives a fee which is computed daily and paid monthly of 0.50% of the Portfolio's average net assets, net of any fee waivers, expense reimbursements and alliance payments.

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

In approving the Advisory Agreement and Sub-Advisory Agreement for the TS&W Small Cap Value Fund, the Board of Trustees considered various matters including the proposal to merge the assets of the TS&W Small Cap Value Fund LLC (the "TS&W Fund") into the TS&W Small Cap Value Fund and the proposal to engage the current adviser for the TS&W Fund as sub-adviser for the TS&W Small Cap Value Fund. The Trustees also considered information they regularly consider when determining whether to continue a particular fund's investment advisory and sub-advisory agreements from year to year. This information includes, among other things:

     o the qualifications of the professional staff, resources and investment process of Pilgrim Baxter and TS&W (collectively, the "Advisers");

     o    the terms of the investment advisory agreement,

     o the terms of the investment sub-advisory agreement, including the difference in rates charged on assets transferred into the TS&W Small Cap Value Fund as a result of the reorganization;

     o the scope and quality of the services that the sub-adviser has been providing to the TS&W Fund, including the historical performance of the TS&W Fund and the investment track record of the current portfolio manager of the TS&W Fund,

     o the investment performance of comparable funds managed by other advisors over various periods,

     o the advisory rates payable by the TS&W Small Cap Value Fund and Pilgrim Baxter and by other funds and client accounts managed by the Advisers and payable by comparable funds managed by other advisers,

     o potential fall-out benefits to the Advisers, including increased fees to affiliates of the Adviser that provide services to the TS&W
          Small Cap Value Fund and the potential for significant growth in assets under management for the sub-adviser and a corresponding increase in financial resources;

     o the TS&W Small Cap Value Fund's total expense ratio and expense limitation agreement and the total expense ratios of comparable funds managed by other advisers;

     o    and the profitability and financial condition of the Advisers.

The Trustees did not consider any particular item of the above described information determinative in approving the advisory and sub-advisory contracts but instead considered the information in its totality.

In addition, the independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including the Independent Trustees, unanimously approved the advisory and sub-advisory agreements and concluded that the compensation under such agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

In approving the investment advisory agreement for the Funds and the sub-advisory agreements for Cash Reserves, IRA Capital Preservation, Analytic Disciplined Equity, Heitman REIT and the Dwight Intermediate Fixed Income Funds, the Board of Trustees considered various matters, including the qualifications of Pilgrim Baxter and the Sub-Advisers. In addition, the Trustees considered information they regularly consider when determining whether to continue a particular Fund's investment advisory and sub-advisory agreements from year-to-year. This information included, among other things, the following:

     o the qualifications of the professional staff, resources and investment process of Pilgrim Baxter and the Sub-Advisers,

     o the terms of the investment advisory and sub-advisory agreement, the scope and quality of the services that Pilgrim Baxter and the Sub-Advisers,

     o the investment performance of each Fund and of comparable funds managed by other advisers over various periods,

     o the advisory rates payable by other funds and client accounts managed by Pilgrim Baxter and the Sub-Advisers and by comparable funds managed by other advisers,

     o    potential fall-out benefits to Pilgrim Baxter and the Sub-Advisers,

     o each Fund's total expense ratio and expense limitation agreement (where applicable) and the total expense ratio of comparable funds managed by other advisers;

     o and the profitability and financial condition of Pilgrim Baxter and the Sub-Advisers.

The Trustees did not consider any particular item of the above described information determinative in approving the advisory and sub-advisory contracts but instead considered the information in its totality.

During their deliberation, the Trustees received and considered a report from an independent consultant hired on behalf of the Board to analyze the performance of each Fund, which report positively portrayed Pilgrim Baxter's investment team and investment performance of the Funds, The Trustees questioned Pilgrim Baxter about fee waivers, its profitability and the profitability of certain affiliates, and Pilgrim Baxter's overall financial condition. With respect to the different advisory fees charged by Pilgrim Baxter to manage separate accounts versus PBHG Funds, the Trustees considered the increased services and related costs that Pilgrim Baxter and its affiliates provide to PBHG Funds versus the more limited services provided to manage separate accounts.

The Trustees also considered, with respect to the advisory agreement, the actions taken by Pilgrim Baxter in response to the regulatory inquiries by federal and state regulators into Pilgrim Baxter and its former principals, Gary Pilgrim and Harold Baxter. In this connection, the Trustees considered the prompt removal of Messrs. Pilgrim and Baxter as principals of Pilgrim Baxter, the remedial actions implemented in response to the allegations by the regulators, and a package of additional corporate governance and compliance enhancements proposed by Pilgrim Baxter in connection with the renewal of the advisory agreement. Such corporate governance and compliance enhancements included, among others, agreement by Pilgrim Baxter that for a period of three years it would not to recommend adding a person to PBHG Funds' board who would an "interested person" supporting the board in continuing to retain independent counsel for the independent trustees; providing annual reports to the board regarding audit or compliance systems and procedures with respect to documentation of compliance systems and a Statement on Auditing Standards No. 70 ("SAS 70") type review from an organization that is independent from Pilgrim Baxter and its affiliates; and designating a fund officer as an independent compliance officer to report to the board on all compliance matters involved with fund operations.


The independent Trustees received advice from independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above and Pilgrim Baxter's responses to the questions raised at the meeting, the Trustees, including the Independent Trustees, unanimously approved the advisory and sub-advisory agreements and concluded that the compensation under such agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

                                 THE DISTRIBUTOR

Old Mutual Investment Partners (the "Distributor"), which also does business as PBHG Fund Distributors, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated July 16, 2004, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor is an affiliate of the Adviser, and an indirect wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc. Prior to July 16, 2004, the Distributor was formally named PBHG Fund Distributors. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans. The principal business address of the Distributor is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. Prior to July 16, 2001, SEI Investment Distribution Co. served as principal underwriter for the predecessor of the Trust. SEI received no compensation for serving in such capacity. The Distributor is contractually required to continuously distribute the securities of the Trust.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plan are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C, the Trust shall pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of the Class A of Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of the Class A or Class C shares, as set forth in the then current prospectus or this statement of additional information with respect to the Class A and Class C shares and interest and other financing costs. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, no Fund is paying fees pursuant to the Class A Distribution Plan.

Pursuant to the Service Plan for Class A and Class C, the Trust shall pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of each of the Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time.

The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

For the fiscal year ended March 31, 2004, the following amounts were paid to Service Providers pursuant to the Service Plan for the A & C Class shares and Distribution Plan for Class C shares of each of those Funds:

--------------------------------------------------------------------------------
FUND                                     SERVICE FEES          DISTRIBUTION FEES
--------------------------------------------------------------------------------
                                   CLASS A        CLASS C          CLASS C
--------------------------------------------------------------------------------
PBHG Growth                            $68            $68             $204
--------------------------------------------------------------------------------
PBHG Emerging Growth                   $69            $69             $205
--------------------------------------------------------------------------------
PBHG Large Cap Growth                  $102           $90             $270
--------------------------------------------------------------------------------
PBHG Select Growth                     $68            $68             $204
--------------------------------------------------------------------------------
PBHG Large Cap 20                      $70            $70             $209
--------------------------------------------------------------------------------
PBHG Large Cap                         $67            $67             $201
--------------------------------------------------------------------------------
PBHG Mid-Cap                           $179          $121             $363
--------------------------------------------------------------------------------
PBHG Small Cap                         $72            $72             $215
--------------------------------------------------------------------------------
PBHG Focused                           $70            $70             $210
--------------------------------------------------------------------------------
PBHG Technology & Communications       $70            $70             $209
--------------------------------------------------------------------------------
PBHG Strategic Small Company           $101           $94             $281
--------------------------------------------------------------------------------
Clipper Focus                        $1,451        $1,979           $5,937
--------------------------------------------------------------------------------
Analytic Disciplined Equity            $119           $97             $290
--------------------------------------------------------------------------------
PBHG IRA Capital Preservation           $84           $84             $168
--------------------------------------------------------------------------------
Heitman REIT                            $69           $98             $295
--------------------------------------------------------------------------------
TS&W Small Cap Value Fund              $213          $206             $617
--------------------------------------------------------------------------------
Dwight Intermediate Fixed Income Fund   $87           $102             $306
--------------------------------------------------------------------------------

Of the service fees the Distributor received, it retained:

--------------------------------------------------------------------------------
FUND                                     SERVICE FEES          DISTRIBUTION FEES
--------------------------------------------------------------------------------
                                   CLASS A        CLASS C          CLASS C
--------------------------------------------------------------------------------
PBHG Growth                            $68            $68             $204
--------------------------------------------------------------------------------
PBHG Emerging Growth                   $69            $69             $205
--------------------------------------------------------------------------------
PBHG Large Cap Growth                  $90            $69             $270
--------------------------------------------------------------------------------
PBHG Select Growth                     $68            $68             $204
--------------------------------------------------------------------------------
PBHG Large Cap 20                      $70            $70             $209
--------------------------------------------------------------------------------
PBHG Large Cap                         $67            $67             $201
--------------------------------------------------------------------------------
PBHG Mid-Cap                           $95           $121             $363
--------------------------------------------------------------------------------
PBHG Small Cap                         $72            $72             $215
--------------------------------------------------------------------------------
PBHG Focused                           $70            $70             $210
--------------------------------------------------------------------------------
PBHG Technology & Communications       $70            $70             $209
--------------------------------------------------------------------------------
PBHG Strategic Small Company           $94            $94             $281
--------------------------------------------------------------------------------
Clipper Focus                          $30          $1,979           $5,937
--------------------------------------------------------------------------------
Analytic Disciplined Equity            $92            $97             $290
--------------------------------------------------------------------------------
PBHG IRA Capital Preservation          $84            $84             $168
--------------------------------------------------------------------------------
Heitman REIT                           $69            $98             $295
--------------------------------------------------------------------------------
TS&W Small Cap Value Fund             $194          $206             $617
--------------------------------------------------------------------------------
Dwight Intermediate Fixed Income Fund  $87           $102             $306
--------------------------------------------------------------------------------

                     THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and Old Mutual Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on January 28, 2001 pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, an affiliate of the Adviser and a wholly owned subsidiary of the Adviser's parent, Old Mutual
(US) Holdings Inc., was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Prior to July 16, 2004, the Administrator was named PBHG Fund Services. Under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 28, 2001, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2004, subject to certain termination provisions. After this initial term, the Agreement will renew each year unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

For the fiscal years and periods ended March 31, 2002, 2003 and 2004 each of the Funds listed below paid the following administration fees:

---------------------------------------------------------------------------------------------------------
FUND                                               FEES PAID                          FEES WAIVED
---------------------------------------------------------------------------------------------------------
                                       2002           2003           2004       2002     2003     2004
---------------------------------------------------------------------------------------------------------
PBHG Growth                        $3,878,421      $2,161,242     $1,948,065      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Emerging Growth                 $779,361        $378,820       $558,174      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth                $463,261        $295,967       $291,102      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Select Growth                   $839,815        $420,492       $381,799      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Large Cap 20                    $640,831        $360,365       $343,850      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Large Cap                       $812,104        $547,653       $429,070      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Mid-Cap                         $566,472        $523,074       $629,791      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Small Cap                       $416,391        $247,373       $174,239      $0       $0       $0
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
FUND                                               FEES PAID                          FEES WAIVED
---------------------------------------------------------------------------------------------------------
                                       2002           2003           2004       2002     2003     2004
---------------------------------------------------------------------------------------------------------
PBHG Focused                          $89,184         $43,105        $40,621      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Cash Reserves                   $660,927        $157,000       $109,660      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Technology & Communications   $1,170,940        $491,981       $516,781      $0       $0       $0
---------------------------------------------------------------------------------------------------------
PBHG Strategic Small Company         $137,694        $101,111       $120,747      $0       $0       $0
---------------------------------------------------------------------------------------------------------
Clipper Focus                        $336,245(1)     $952,630     $1,455,967      $0(1)    $0       $0
---------------------------------------------------------------------------------------------------------
Analytic Disciplined Equity           $35,462(3)     $100,934        $98,099      $0(3)    $0       $0
---------------------------------------------------------------------------------------------------------
PBHG IRA Capital Preservation        $145,980(2)   $1,331,182     $2,040,518      $0(2)    $0       $0
---------------------------------------------------------------------------------------------------------
Heitman REIT                          $31,654(3)     $140,324       $167,462      $0(3)    $0       $0
---------------------------------------------------------------------------------------------------------
TS&W Small Cap Value Fund               *               *          $21,986        *        *        *
---------------------------------------------------------------------------------------------------------
Dwight Intermediate Fixed Income Fund   *               *           $5,759        *        *        *
---------------------------------------------------------------------------------------------------------

 *   Not in operation during the period.
(1)  For the period April 30, 2001 through March 31, 2002.
(2)  For the period October 31, 2001 through March 31, 2002.
(3)  For the period December 31, 2001 through March 31, 2002.

                             OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Funds. Old Mutual Shareholder Services, Inc. ("OMSS"), an affiliate of the Adviser and an indirect, wholly-owned subsidiary of the Advisor's parent, Old Mutual (US) Holdings Inc., serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between OMSS and the Administrator. The principal place of business of OMSS is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services ("Third-Party Services") relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements. These Third-Party Services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the lowest of (i) the rate the Trust is currently paying the Trust's transfer agent or shareholder servicing agent for providing these services to shareholders investing directly in the Trust, (ii) 75% of the compensation to the third-party for providing Third-Party Services, or (iii) a specified asset based-charge per year on the Trust assets subject to such Third-Party Services. From time to time, the Trust may also pay networking fees to broker-dealers who help offset account maintenance and statement and transaction processing costs by utilizing the Networking function of the National Securities Clearing Corporation (NSCC).

CUSTODIAN

Wachovia Bank N.A. (the "Custodian"), 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers, LLP serves as the independent registered public accounting firm of the Trust.

                             PORTFOLIO TRANSACTIONS

The Adviser or Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser or Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission (if any), size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser or Sub-Advisers seek to select brokers or dealers that offer the Funds best price and execution. Only after a broker or dealer is deemed to be qualified and able to deliver best price and execution on a particular transaction, the Adviser or Sub-Advisers may then consider selecting a broker or dealer for one of the following reasons: (1) receipt of research or brokerage execution products and services and (2) receipt of other services which are of benefit to the Funds. In the case of securities traded in the over-the-counter market, the Adviser or the Sub-Advisers expect normally to seek to select primary market makers.

The Adviser or Sub-Advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers. These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses and providing portfolio performance evaluation and technical market analyses.

Information so received by the Adviser or Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Advisers under the Advisory and Sub-Advisory Agreements. If, in the judgment of the Adviser or Sub-Adviser, a Fund or other accounts managed by the Adviser or Sub-Adviser will be benefited by supplemental research services, the Adviser or Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

The Adviser or Sub-Advisers are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account. In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

The Funds may request that the Adviser or Sub-Advisers direct the Funds' brokerage to offset certain expenses of the Funds. The Adviser or Sub-Advisers, attempt to fulfill directed brokerage subject to achieving best execution. Although the Adviser or Sub-Advisers attempt to satisfy the Funds' direction requests, there can be no guarantee that they will be able to do so. In certain circumstances, the directed broker may not offer the lowest commission rate. This may cause the Funds to pay a higher rate of commission than might otherwise have been available had the Adviser or Sub-Advisers been able to choose the broker or dealer to be utilized.

By directing a portion of a Fund's generated brokerage commissions, the Adviser or Sub-Advisers may not be in a position to negotiate brokerage commissions on the Fund's behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the list price and execution, or to commingle or "bunch" orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser or Sub-Advisors. In cases where the Funds have instructed the Adviser or Sub-Advisers to direct brokerage to a particular broker or dealer, orders for the Funds may be placed after brokerage orders for accounts that do not impose such restrictions.

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or Sub-Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. In addition, the Adviser or Sub-Adviser may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Funds. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Trustees may determine, the advisers may consider sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Trust's Board of Trustees, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics pursuant to rule 17j-1 of the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The Codes of Ethics allow trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the codes of ethics of the Adviser, Sub-Advisers and Distributor and any material amendments thereto. The Board also reviews annual reports on issues raised under the Adviser's, Sub-Adviser's and Distributor's codes of ethics during the previous year.

For the fiscal year and periods ended March 31, 2002, 2003 and 2004, each of the Funds listed below paid brokerage fees noted in the table below. For certain Funds, the total amount of brokerage commissions paid during the last fiscal year differed materially from the amount paid during the preceding two fiscal years. This difference is due to increased trading resulting from unique buying and selling opportunities in extreme market volatility.

----------------------------------------------------------------------------------------------------
 FUND                                              TOTAL AMOUNT OF BROKERAGE COMMISSIONS PAID
----------------------------------------------------------------------------------------------------
                                                  2002                2003               2004
----------------------------------------------------------------------------------------------------
 PBHG Growth                                   $5,546,664          $9,035,517         $6,647,418
----------------------------------------------------------------------------------------------------
 PBHG Emerging Growth                          $1,627,958          $3,250,847         $1,527,305
----------------------------------------------------------------------------------------------------
 PBHG Large Cap Growth                          $760,066            $729,020           $423,406
----------------------------------------------------------------------------------------------------
 PBHG Select Growth                            $2,330,482          $3,068,720          1,409,216
----------------------------------------------------------------------------------------------------
 PBHG Large Cap 20                             $1,170,057           $914,255           $469,954
----------------------------------------------------------------------------------------------------
 PBHG Large Cap                                $15,052,752         $5,689,659         $2,395,600
----------------------------------------------------------------------------------------------------
 PBHG Mid-Cap                                  $2,890,623          $2,991,487          2,353,508
----------------------------------------------------------------------------------------------------
 PBHG Small Cap                                $1,396,504          $1,366,782          $777,268
----------------------------------------------------------------------------------------------------
 PBHG Focused                                   $721,648            $302,830           $278,749
----------------------------------------------------------------------------------------------------
 PBHG Cash Reserves                                $0                  $0                 $0
----------------------------------------------------------------------------------------------------
 PBHG Technology & Communications              $3,084,206          $4,801,949         $2,343,946
----------------------------------------------------------------------------------------------------
 PBHG Strategic Small Company                   $319,703            $409,491           $393,440
----------------------------------------------------------------------------------------------------
 Clipper Focus                                  $684,235(1)         $1,433,934         $1,071,396
----------------------------------------------------------------------------------------------------
 Analytic Disciplined Equity                    $134,122(3)          $237,786           $206,942
----------------------------------------------------------------------------------------------------
 PBHG IRA Capital Preservation                    $0(2)                $0                 $0
----------------------------------------------------------------------------------------------------
 Heitman REIT                                    $89,467(3)          $358,226           $345,520
----------------------------------------------------------------------------------------------------
 TS&W Small Cap Value Fund                          *                  *                $30,521
----------------------------------------------------------------------------------------------------
 Dwight Intermediate Fixed Income Fund              *                  *                 $600
----------------------------------------------------------------------------------------------------

(1)  For the period April 30, 2001 through March 31, 2002.
(2)  For the period October 31, 2001 through March 31, 2002.
(3)  For the period December 31, 2001 through March 31, 2002.

PROXY VOTING. The Trust's Board of Trustees has adopted Proxy Voting Guidelines (the "Guidelines") in accordance with Rule 30b1-4 under the 1940 Act. The Guidelines are attached to this Statement of Additional Information as Exhibit
A. In general, the Guidelines seek to vote proxies in a manner that maximizes the value of the Funds' investments. The Guidelines generally assign proxy voting responsibilities for each Fund to the investment adviser or sub-adviser responsible for the management of such Fund. If an investment adviser or sub-adviser to a Fund that invests in voting securities does not have a proxy voting policy that complies with the relevant portions of Rule 30b1-4 and the separate proxy voting rule under the Investment Advisers Act of 1940, that adviser will be required to follow the Trust's Guidelines. Attached as Exhibit B to this Statement of Additional Information are the proxy voting policies for the adviser and those sub-advisers of the Trust that have such a policy.

                              DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for each Fund and may create additional portfolios and additional classes of the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

                                  VOTING RIGHTS

Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder. Shareholders of each Fund of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Funds will be voted on only by shareholders of the affected Funds. Shareholders of all Funds of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of each Class of the Trust will vote separately on matters relating solely to such Class and not on matters relating solely to any other Class or Classes of the Trust. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows:
(a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

     PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

PURCHASES

You may purchase Class A and Class C shares of each Fund through certain brokers, dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's public offering price. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

The Trust, the Distributor and the Transfer Agent will not be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Trustees of the Trust that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of Trustees would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders.

PBHG IRA Capital Preservation Fund is only available to purchasers in certain retirement plans. See the Prospectus for more details.

INITIAL SALES CHARGES - CLASS A SHARES

The initial sales charge is used to compensate the Distributor and selected dealers for their expenses incurred in connection with the distribution of the Funds' shares. Each Fund (except PBHG Cash Reserves Fund) is grouped into one of the following three categories to determine the applicable initial sales charge for its Class A shares:

EQUITY FUNDS. Class A shares of the following Funds (the "Equity Funds") are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million: PBHG Emerging Growth, Growth, Large Cap 20, Large Cap Growth, Select Equity, Clipper Focus, Focused, Large Cap, Mid-Cap, Small Cap, TS&W Small Cap Value, Analytic Disciplined Equity, Heitman REIT, Strategic Small Company and Technology & Communications Funds.

                                                            INVESTOR'S INITIAL SALES CHARGE
                                          ------------------------------------------------------------------------
                                          AS A PERCENTAGE           AS A PERCENTAGE        DEALER COMMISSION AS A
        AMOUNT OF INVESTMENT IN            OF THE PUBLIC               OF THE NET            PERCENTAGE OF THE
          SINGLE TRANSACTION              OFFERING PRICE            AMOUNT INVESTED            OFFERING PRICE
        -----------------------           ---------------           ---------------        -----------------------
               $0 - 99,999                     5.75%                    6.10%                      5.00%
        $100,000 - 249,999                     4.50%                    4.71%                      3.75%
        $250,000 - 499,999                     3.25%                    3.36%                      2.75%
        $500,000 - 999,999                     2.00%                    2.04%                      1.75%

FIXED INCOME FUNDS. Class A shares of the following Fund (the "Fixed Income Fund") is currently sold with an initial sales charge ranging from 4.75% to 2.00% of the offering price on purchases of up to $1 million: DWIGHT INTERMEDIATE FIXED INCOME FUND.

                                                            INVESTOR'S INITIAL SALES CHARGE
                                          ------------------------------------------------------------------------
                                          AS A PERCENTAGE           AS A PERCENTAGE        DEALER COMMISSION AS A
        AMOUNT OF INVESTMENT IN            OF THE PUBLIC               OF THE NET            PERCENTAGE OF THE
          SINGLE TRANSACTION              OFFERING PRICE            AMOUNT INVESTED            OFFERING PRICE
        -----------------------           ---------------           ---------------        -----------------------
               $0 - 99,999                     4.75%                     4.99%                     4.25%
        $100,000 - 249,999                     3.50%                     3.63%                     3.00%
        $250,000 - 499,999                     2.50%                     2.56%                     2.00%
        $500,000 - 999,999                     2.00%                     2.04%                     1.75%

PBHG IRA CAPITAL PRESERVATION FUND. Class A shares of the PBHG IRA Capital Preservation Fund are currently sold with an initial sales charge ranging from 2.00% to 1.25% of the offering price on purchases of less than $1 million.

                                                            INVESTOR'S INITIAL SALES CHARGE
                                          ------------------------------------------------------------------------
                                          AS A PERCENTAGE           AS A PERCENTAGE        DEALER COMMISSION AS A
        AMOUNT OF INVESTMENT IN            OF THE PUBLIC               OF THE NET            PERCENTAGE OF THE
          SINGLE TRANSACTION              OFFERING PRICE            AMOUNT INVESTED            OFFERING PRICE
        -----------------------           ---------------           ---------------        -----------------------
               $0 - 99,999                     2.00%                     2.04%                     1.50%
        $100,000 - 249,999                     1.75%                     1.78%                     1.40%
        $250,000 - 499,999                     1.50%                     1.52%                     1.20%
        $500,000 - 999,999                     1.25%                     1.27%                     1.10%

PBHG CASH RESERVES FUND is not included in any of the three categories as it is not subject to an initial sales charge.

LARGE PURCHASES OF CLASS A SHARES

Investors who purchase $1,000,000 or more of Class A shares of any Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of one or more Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. Purchases of 1,000,000 or more of Class A shares of a Fund, however, generally are subject to a 1% contingent deferred sales charge ("CDSC") if the investor redeems those shares within one year after purchase. See "Redemptions - CDSCs Applicable to Redemptions of Class A Shares."

PURCHASES OF CLASS A SHARES AT NAV

The following purchases of Class A shares of any Fund may be made at net asset value (without payment of an initial sales charge):

     o purchases made in connection with the reinvestment of dividends and distributions from a Fund;

     o exchanges of shares of certain other Funds (see "Purchases, Redemptions and Pricing of Shares - Exchange Privileges");

     o purchases subject to the reinstatement privilege (see "Purchases, Redemptions and Pricing of Shares - Purchasers Qualifying for Reductions in Class A Initial Sales Charges"); or

     o purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.

In addition, the following persons may purchase Class A shares of any Fund through the Distributor without payment of an initial sales charge:

     o    the Adviser and its affiliated companies;

     o any current or retired officer, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of the Adviser or its affiliates or of certain mutual funds which are advised or managed by the Adviser, or any trust established exclusively for the benefit of such persons;

     o any employee benefit plan established for employees of the Adviser or its affiliates;

     o    discretionary advised clients of the Adviser and its affiliates;

     o registered representatives and employees of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer;

     o financial institution trust departments investing an aggregate of $1 million or more in the Funds,

     o managed account programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor with respect to their use of the Funds in connection with such services, and

     o pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code, provided that (1) the total amount invested is at least $1 million; (2) the sponsor signs a $1 million LOI; (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees; or (4) all of the plan's transactions are executed through a single financial institution or service organization which has entered into

     o an agreement with the Distributor with respect to its use of the PBHG Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable Fund;

     o an individual or entity with substantial business relationship with the Trust, the Adviser or their affiliates, as determined by a Vice President or more senior officer of the Trust or the Adviser.

PURCHASERS QUALIFYING FOR REDUCTIONS IN CLASS A INITIAL SALES CHARGES

Purchasing certain amounts of Class A shares may reduce the initial sales charges applicable to the shares purchased. Only certain persons or groups are eligible for these reductions in initial sales charges. These qualified purchasers include the following:

       INDIVIDUALS

     o an individual, his or her spouse, or children residing in the same household

     o    any trust established exclusively for the benefit of an individual

       TRUSTEES AND FIDUCIARIES

     o a trustee or fiduciary purchasing for a single trust, estate or fiduciary account

       OTHER GROUPS

     o any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Funds, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

HOW QUALIFIED PURCHASERS QUALIFY FOR REDUCTIONS IN CLASS A INITIAL SALES CHARGES

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of any Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

The following sections explain how purchasers may qualify for a reduced initial sales charge.

LETTERS OF INTENT

You may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent ("LOI"). The LOI confirms your intention as to the total investment to be made in Class A shares of the Funds (except for Class A shares of the PBHG Cash Reserves Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and are bound by the provisions described below.

Each purchase of Class A shares of a Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Choosing a Share Class" in the Funds' prospectus. It is your responsibility at the time of purchase to specify the account number(s) that should be considered in determining the appropriate sales charge. The offering price may be reduced further as described under "Rights of Accumulation" (below) if you advise the PBHG Funds of all other accounts at the time of your investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, you may revise your intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Fund's transfer agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) you will pledge and the transfer agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, you will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably constitute and appoint the transfer agent as your agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor. If at any time before completing the LOI program you request the transfer agent to liquidate or transfer beneficial ownership of your total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

RIGHTS OF ACCUMULATION

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Class A shares of the Funds (except for Class A shares of the PBHG Cash Reserves Fund). To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which you invest upon such proposed purchase, but also the value of all Class A shares of the Funds (except for Class A shares of the PBHG Cash Reserves Fund) that you own, calculated at their then current public offering price. If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money that you are then investing and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if you already own qualifying shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in a Fund with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your dealer must furnish the Trust with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.

CONCURRENT PURCHASES

You may combine purchases of all classes of shares of two or more Funds in the Trust to qualify for a reduced initial sales charge according to the initial sales charge schedule set forth in the Prospectus. Shares of PBHG Cash Reserves Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of PBHG Cash Reserves Fund are excluded.

REINSTATEMENT PRIVILEGE

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class A or Class C shares of any Fund (except Class A or Class C shares of the PBHG Cash Reserves Fund) at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested. You must ask for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Each Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each Fund.

If you are assessed a contingent deferred sales charge in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares of any Fund within 90 days after such redemption, such reinvested proceeds will not be subject to either an initial sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.

PAYMENTS TO DEALERS

Purchases of Class A Shares over $1,000,000. The Distributor may make the following payments to selected dealers of record of purchases of Class A shares totaling over $1,000,000:

             1% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.

To recoup these expenses, the Distributor intends to retain any distribution or service fee for the first 12 months for all Class A share purchases in excess of $1 million.

The Distributor may elect to re-allow the entire initial sales charge on Class A shares to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

The Distributor may pay asset based sales commissions to dealers and institutions who sell Class C shares of a Fund at the time of such sale. Payments with respect to Class C shares will equal (i) with respect to Equity and Fixed Income categories of Funds and PBHG Cash Reserves Fund, 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares, and (ii) with respect to PBHG IRA Capital Preservation Fund, 0.75% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission equal to 0.50% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. These payments are recouped by the Distributor through the Class C Distribution Plan and Service Plan. See "The Distributor."

PURCHASES OF CLASS C SHARES

Class C shares of each Fund except the IRA Capital Preservation Fund are sold at net asset value without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within twelve months. Class C shares of PBHG IRA Capital Preservation are sold at net asset value and subject to a contingent deferred sales charge of 1% if redeemed within 12 months and a contingent deferred sales charge of 0.75% if redeemed after 12 months but before 24 months.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

MINIMUM INVESTMENT

The minimum initial investment in each Fund is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25. Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received from your broker, dealer or financial advisor by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds. Payment may be made by check or readily available funds. The price per share you will pay to invest in a Fund is its public offering price next calculated after the transfer agent or other authorized representative accepts your order. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for all other Funds and
(ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

You may sell (redeem) shares in your account by contacting your investment broker-dealer or financial institution. Your broker-dealer or financial institution may charge you a fee for this service. The redemption price of Class C shares and Class A shares subject to a contingent deferred sales charge will be reduced by any applicable contingent deferred sales charge. The contingent deferred sales charge may be deducted from your redemption proceeds or from your account balance. If no preference is stated at the time of redemption, the charge will be deducted from the redemption proceeds.

Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each of the other Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective less any applicable deferred sales charge. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern Time for the Cash Reserves Fund and 4:00 p.m. Eastern Time for each other Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each PBHG Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

CDSCS APPLICABLE TO REDEMPTIONS OF CLASS A SHARES

A contingent deferred sales charge applies to purchases of $1 million or more of Class A shares of each Fund other than the PBHG Cash Reserves Fund that are redeemed within 12 months of the date of purchase. This charge will be of based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1% of all purchases of $1 million or more. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

CDSC EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES

 The deferred sales charge will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

     o where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

     o on purchases made in connection with the reinvestment of dividends and distributions from a Fund;

     o on exchanges of shares of certain other Funds (see "Purchases, Redemptions and Pricing of Shares - Exchange Privileges");

     o on purchases subject to the reinstatement privilege (see "Purchases, Redemptions and Pricing of Shares - Purchasers Qualifying for Reductions in Class A Initial Sales Charges"); or

     o on purchases made in connection with a merger, consolidation or acquisition of assets of a Fund.

CDSC APPLICABLE TO REDEMPTIONS OF CLASS C SHARES

Class C shares may be redeemed on any Business Day at the net asset value per share next determined following receipt of the redemption order, less the applicable contingent deferred sales charge shown in the table below. No contingent deferred sales charge will be imposed (i) on redemptions of Class C shares following one year from the date such shares were purchased (two years with respect to PBHG IRA Capital Preservation Fund), (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares, or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares.

                                                        CONTINGENT DEFERRED SALES CHARGE AS % OF
YEAR SINCE PURCHASE MADE                                DOLLAR AMOUNT (SUBJECT TO CHANGE)
------------------------                                ----------------------------------------

First (All Funds)                                                       1%
Second (IRA Capital Preservation Fund only)                            0.75

In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.

CDSC EXCEPTIONS FOR PURCHASES OF CLASS C SHARES

The CDSC on Class C shares may be waived:

     o on total or partial redemptions where the investor's dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

     o upon the death or post-purchase disability of the shareholder or plan participant;

     o on required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2;

     o on redemptions through a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10% of the value of the shareholder's investment in Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan;

     o on the liquidation of a shareholders account by the Trust for failure to maintain the required minimum account balance.

REDEMPTION FEES

The PBHG Funds charge a redemption/exchange fee on redemptions of most shares held less than 10 calendar days. The PBHG IRA Capital Preservation Fund charges a redemption fee on redemptions/exchanges of shares held less than 12 months. The PBHG Cash Reserves Fund does not charge a redemption/ exchange fee. See the Prospectus for details of the redemption/exchange fee.

REDEMPTION BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Funds or the shareholder services described herein, contact your broker-dealer or financial advisor. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the same Class of the other Funds of the Trust currently available to the public.

Generally, you may exchange your shares for shares of the same class of other Funds at net asset value. Class A shares of any Fund in the Equity Funds category may be exchanged for Class A shares of any other Fund at relative net asset value without payment of sales charges. Class A shares of a Fund in the Fixed Income or PBHG IRA Capital Preservation Fund categories or PBHG Cash Reserves Fund may be exchanged for Class A shares of any other Fund and the exchange will be made at: (1) the public offering price if the PBHG Cash Reserves Fund shares are being exchanged for Class A share of another Fund (unless the exchanged PBHG Cash Reserves Fund shares were originally acquired in an exchange from another Fund where an initial sales charge was applied); (2) net asset value if the shares of a Fund in the Fixed Income or PBHG IRA Capital Preservation Fund categories or the PBHG Cash Reserves Fund being exchanged were acquired upon an exchange of a Fund in the Equity Funds category; and (3) the difference in sales charge will apply if shares of a Fund in the Equity Funds category are being acquired upon exchange of shares of a Fund in the Fixed Income or PBHG IRA Capital Preservation Fund category. See "Purchases and Redemptions of Shares - Initial Sales Charges - Class A Shares."

EXCHANGE OF SHARES SUBJECT TO A CDSC

If you exchange shares that are subject to a contingent deferred sales charge, the exchange transaction will not be subject to the contingent deferred sales charge. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the contingent deferred sales charge, depending upon when you originally purchased the shares. For purposes of computing the contingent deferred sales charge, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

If you own shares of any Fund other than the Cash Reserves Fund, you are limited to four (4) exchanges annually from such Fund to the Cash Reserves Fund. The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty
(60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.

TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline. Please see the information below for changes to the annual contribution limit.


(2) ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

On June 7, 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current $2,000 annual contribution limit that applies to Traditional and Roth IRAs will increase gradually from $3,000 in 2002 to $5,000 in 2008. After 2008, the limit will be adjusted for inflation in $500 increments.

         Traditional and Roth IRA Contribution Limits:

                Tax Years              Max. Annual Contribution
                2001                        $2,000
                2002-2004                   $3,000
                2005-2007                   $4,000
                2008                        $5,000
                2009-2010                   Indexed to Inflation

         The new tax law will permit individuals age 50 and over to make catch-up contributions to IRAs as follows:

                Year                        Limit
                2002-2005                   $500
                2006-2010                   $1,000

The annual maximum IRA contribution must be made before annual catch-up contributions are made.

(3) SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4) 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5) 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

(1) COVERDELL EDUCATION SAVINGS ACCOUNTS ("ESAs") (formerly Education IRAs). For taxable years beginning after December 31, 1997, Education IRAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries. The contribution limit that applies to ESAs will increase to $2,000 starting in 2002, and in addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software and Internet access for a child. The phase-out range for married couples filing a joint return for making contributions to these plans has been raised to adjusted gross income between $190,000 and $220,000. Like traditional and Roth IRAs, ESAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses. Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

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(2) UNIFORM GIFT TO MINORS/UNIFORM TRANSFER TO MINORS. By establishing a Uniform
Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please contact your broker, dealer or financial advisor.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

                        DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of a Fund is based on the NAV attributable to such class. Each Fund, other than Cash Reserves Fund, calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of such a class. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any Business day. Each Fund (other than the Cash Reserves Fund) that reaches a certain asset size will have its net asset value per share listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of each Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange are valued at the last sales price. Fund securities quoted on a national market system are valued at the official closing price, or if there is none, at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the official closing price, or if none, the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

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Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

The net asset value per share of the PBHG Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Net asset value per share is determined daily as of 2:00 p.m. Eastern Time on each Business Day. During periods of declining interest rates, the daily yield of the PBHG Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the PBHG Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the PBHG Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated. If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant


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loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

Pursuant to IRA Capital Preservation Fund's fair valuation procedures, the Wrapper Agreement's value generally will be equal to the difference between the Book Value and the Market Value (plus accrued interest on the underlying securities) of the applicable Covered Assets. If the Market Value (plus accrued interest on the underlying securities) of the Covered Assets is greater than their Book Value, the Wrapper Agreement's value will be reflected as a liability of the Fund in the amount of the difference, i.e., a negative value, reflecting the potential liability of the Fund to the Wrapper Provider. If the Market Value (plus accrued interest on the underlying securities) of the Covered Assets is less than their Book Value, the Wrapper Agreement's value will be reflected as an asset of the Fund in the amount of the difference, i.e., a positive value, reflecting potential liability of the Wrapper Provider to the Fund. In performing its fair value determination, the Fund's Board expects to consider the creditworthiness and ability of a Wrapper Provider to pay amounts due under the Wrapper Agreement. If the Fund's Board determines that a Wrapper Provider is unable or unlikely to make such payments or that the Wrapper Provider's creditworthiness has declined, the Board may assign a fair value to the Wrapper Agreement that is less than the difference between Book Value and the Market Value (plus accrued interest on the underlying securities) of the applicable Covered Assets and the Fund might be unable to maintain NAV stability, and the net asset value per share of the Fund may decline.

                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its


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gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses ((ii) and (iii) collectively, the "Asset Diversification Test"). To the extent that the redemption fees retained by a Fund are included in the gross income of the Fund for federal income tax purposes, the Fund intends to treat such fees as "other income" derived with respect to the Fund's business of investing in stock, securities or currencies for purposes of the Income Requirement.


For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be included in the qualified dividend income of individual and other noncorporate shareholders and be eligible for the dividends-received deduction.

PORTFOLIO DISTRIBUTIONS

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will generally be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends paid to individual


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and other noncorporate shareholders will be treated as qualified dividend income
(subject to tax at a maximum rate of 15%) to the extent of the dividends received by the Fund in any taxable year from domestic corporations and certain qualified foreign corporations. However, if the qualified dividends received by the Fund are 95% (or more) of the Fund's gross income (exclusive of any net capital gain) in any taxable year, then all of the ordinary income dividends paid by the Fund for that taxable year will be treated as qualified dividend income. Dividends paid to corporate shareholders will qualify for the dividends-received deduction only to the extent of the dividends received by the Fund in any taxable year from domestic corporations. Any net capital gains realized by the Fund will be distributed annually as capital gain dividends and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends constituting qualified dividend income, the amount of dividends eligible for the dividends-received deduction and the amount of capital gain dividends.

Certain debt securities purchased by the Funds (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

WITHHOLDING

In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 28% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated


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as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed under the wash sale rules to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

HEDGING TRANSACTIONS

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected


                                       95
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straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FOREIGN SHAREHOLDERS

Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Fund and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. federal income tax at a rate of 28% unless proper notification of such shareholder's foreign status is provided.

Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

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Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on May 17, 2004. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local and foreign tax rules affecting investments in the Fund.

                             PERFORMANCE ADVERTISING

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.


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                              FINANCIAL STATEMENTS

PricewaterhouseCoopers ("PWC") located at Two Commerce Square 2001 Market Street Philadelphia, Pennsylvania, serves as the independent registered public accounting firm for the Trust. PWC provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

The audited financial statements for each Fund for the fiscal year ended March 31, 2004 and the report of the independent accountants for that year are included in the Trust's Annual Report to Shareholders dated March 31, 2004. The Annual Report, except for page 1 thereof, is incorporated herein by reference and made part of this Statement of Additional Information.

The financial statements noted above for each Fund have been audited by PWC and have been incorporated by reference into the Statement of Additional Information in reliance on the report of PWC, independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

                                 CREDIT RATINGS

MOODY'S INVESTORS SERVICE, INC.

                             PREFERRED STOCK RATINGS

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

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ca                An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or       Moody's applies numerical modifiers 1, 2, and 3 in each rating
minus (-)         classifications "aa" through "bb" The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                DEBT RATINGS - TAXABLE DEBT & DEPOSITS GLOBALLY

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

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Ca               Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...)       (This rating applies only to U.S. Tax-Exempt Municipals)
                 Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of the condition.


         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM PRIME RATING SYSTEM - TAXABLE DEBT & DEPOSITS GLOBALLY

         Moody's short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  o    Leading market positions in well-established industries.

                  o    High rates of return on funds employed.

                  o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


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Prime             3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime         Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.


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BB                An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


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B                 A short-term obligation rated 'B' is regarded as having
                  significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

INTERNATIONAL LONG-TERM CREDIT RATINGS

INVESTMENT GRADE

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


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B                 Highly speculative. "B" ratings indicate that significant
                  credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D                 Default. Denotes actual or imminent payment default.


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NOTES

         "+" or "-"may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

         Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.


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EXHIBIT A

PBHG FUNDS
PBHG INSURANCE SERIES FUND


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PROXY VOTING GUIDELINES

These Proxy Voting Guidelines (the "Guidelines") are being adopted by the Board of Trustees of the PBHG Funds and the PBHG Insurance Series Fund (collectively, "PBHG" or "PBHG Funds") in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the "Rule"). PBHG recognizes that proxies have an economic value and in voting proxies, PBHG seeks to maximize the value of our investments and our shareholders' assets. We believe that the voting of proxies is an economic asset that has direct investment implications. Moreover, we believe that each portfolio's investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security. Consequently, PBHG generally assigns proxy voting responsibilities to the investment manager responsible for the management of each respective PBHG portfolio. In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a PBHG Fund that invests in voting securities. If an investment adviser to a PBHG Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 19401, that adviser will be required to follow these Guidelines.

DISCLOSURE OF GENERAL PROXY VOTING GUIDELINES

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the funds' assets. PBHG's Guidelines as they relate to certain common proxy proposals are summarized below along with PBHG's usual voting practice. As previously noted, an adviser or sub-adviser to PBHG will only be required to follow these Guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Election of the Board of Directors

     o We generally vote FOR proposals: (1) asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) that repeal classified boards and seek to elect all directors annually; (3) to restore shareholder ability to remove directors with or without cause; (4) that permit shareholders to elect directors to fill board vacancies; (5) that seek to fix the size of the board; and (6) asking that a majority or more of directors be independent.

     o We generally vote AGAINST proposals: (1) requiring directors to own a minimum amount of company stock; (2) limiting the tenure of outside directors; (3) to classify the board; (4) that provide that directors may be removed only for cause; (5) that provide that only continuing directors may elect replacements to fill board vacancies; (6) that give management the ability to alter the size of the board without shareholder approval; and (7) requiring two candidates per board seat.

     o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals requiring that the positions of chairman and CEO be held separately; (3) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; (4) votes in contested elections of directors; and (5) proposals that establish or amend director qualifications.


     o (1) Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.



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Approval of Independent Auditors

     o We generally vote FOR proposals: (1) to ratify the selection of auditors and (2) asking for reasonable audit firm rotation.

     o We generally vote AGAINST a proposal to ratify the selection of an auditor if the auditor is deemed to not be independent, fees for non-audit services are excessive or there is reason to believe that an independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     o We will evaluate on a case-by-case basis proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Rights

     o We generally vote FOR proposals: (1) that remove restrictions on the right of shareholders to act independently of management; (2) to allow or make easier shareholder action by written consent; (3) to lower supermajority shareholder vote requirements; and (4) giving the board the ability to amend the bylaws in addition to shareholders.

     o We generally vote AGAINST proposals: (1) to restrict or prohibit shareholder ability to call special meetings; (2) to restrict or prohibit shareholder ability to take action by written consent; (3) to require a supermajority shareholder vote; and (4) giving the board exclusive authority to amend bylaws.

     o We will evaluate on a case-by-case basis proposals that adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

     o We generally vote for proposals: (1) to adopt confidential voting; (2) by management to change the date/time/location of the annual meeting;
          (3) that ask a company to submit its poison pill for shareholder ratification; (4) to opt out of control share acquisition statutes;
          (5) to restore voting rights to the control shares; and (6) to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     o We generally vote AGAINST proposals: (1) to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders to change the date/time/location of the annual meeting;
          (3) that eliminate cumulative voting; (4) to amend the charter to include control share acquisition provisions; and (5) that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill").

     o We will evaluate on a case-by-case basis: (1) bundled or conditioned proxy proposals; (2) votes to reimburse proxy solicitation expenses;
          (3) votes on advance notice proposals; (4) votes to restore or permit cumulative voting; (5) votes to redeem or ratify a company's poison pill; and (6) proposals to opt in or out of state takeover statutes.

Corporate Governance

     o We generally vote for proposals: (1) to amend bylaws or charters for housekeeping changes; and (2) for reincorporation.

     o We will evaluate on a case-by-case basis proposals to change a company's state of incorporation.

Capital Structure

     o We generally vote FOR proposals to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split;
          (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

     o We generally vote against proposals: (1) at companies with dual-class capital structures to increase the number of authorized shares that



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          has superior voting rights; (2) to authorize the creation of new classes of blank check preferred stock; (3) to increase the number of blank check preferred stock; and (4) to create a new class of common stock with superior voting rights.

     o We will evaluate on a case-by-case basis proposals: (1) to increase the number of shares of common stock authorized for issue; (2) to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) that seek preemptive rights; (4) of a debt restructuring plan; (5) on the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) on "going private" transactions; (9) regarding private placements; and (10) on recapitalizations.

Executive and Director Compensation

     o We generally vote FOR proposals: (1) that seek additional disclosure of executive and director pay information; (2) to have golden and tin parachutes submitted for shareholder ratification; (3) that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive; (4) to implement a 401(k) savings plan for employees; (5) for plans which provide a dollar-for-dollar cash for stock exchange; (6) to eliminate retirement plans for non-employee directors; (7) regarding OBRA-Related Compensation; (8) to put option repricings to a shareholder vote; and (9) asking the company to expense stock options.

     o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only.

     o We will evaluate on a case-by-case basis proposals: (1) with respect to compensation plans; (2) seeking approval to reprice options; (3) on employee stock purchase plans; (4) that ratify or cancel golden or tin parachutes; (5) which provide an option of taking all or a portion of cash compensation in the form of stock; (6) for plans which do not provide a dollar-for-dollar cash for stock exchange; (7) advocating the use of performance-based stock options; and (8) all other shareholder proposals regarding executive and director pay.

Mergers and Corporate Restructurings

     o We generally vote FOR proposals to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

     o We generally vote AGAINST proposals to that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     o We will evaluate on a case-by-case basis proposals: (1) on mergers and acquisitions; (2) on spin-offs; (3) on asset sales; (4) on asset purchases; (5) on liquidations; (6) on joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

     o We generally vote FOR proposals: (1) that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) that report on a company's involvement in spaced-based weaponization; (4) on the company's efforts to diversify the board;
          (5) outlining the company's affirmative action initiatives; and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

     o We generally vote AGAINST proposals: (1) to completely phase out genetically modified ingredients (GMOs) from the company's products;
          (2) seeking a report on the health and environmental effects of GMOs;
          (3) requesting reports on a company's policies aimed at curtailing gun violence; (4) seeking stronger tobacco product warnings; (5) prohibiting investment in tobacco equities; (6) asking the company to affirm political nonpartisanship in the workplace; (7) to report or publish in newspapers the company's political contributions; (8) disallowing or restricting the company from making political contributions; (9) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (10) implementing the China Principles; (11) requesting reports on foreign military sales or offsets; (12) requesting a



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          company to cease production of nuclear weapons; and (13) seeking reports on the diversity efforts of suppliers and service providers.

     o We will evaluate on a case-by-case basis proposals: (1) to phase out the use of animals in product testing; (2) asking the company to implement price restraints on pharmaceutical products; (3) to label GMOs voluntarily; (4) requesting reports outlining the steps necessary to eliminate GMOs; (5) requesting reports on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting reports outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) to adopt the CERES Principles; (9) to adopt a comprehensive recycling strategy; (10) to invest in renewable energy sources; (11) to review ways to link executive compensation to social factors; (12) on requests for reports detailing the company's operations in a particular country and steps to protect human rights; (13) implementing certain human rights standards; (14) to endorse or increase activity on the MacBride Principles; (15) asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; and (17) to amend the company's EEO policy to include sexual orientation.

Other Situations

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable PBHG Fund and its shareholders.

CONFLICTS OF INTEREST

PBHG recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a PBHG Fund, the PBHG Funds themselves will not have a conflict of interest with fund shareholders in the voting of proxies. PBHG expects each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective PBHG Fund and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

DISCLOSURE OF PROXY VOTING GUIDELINES AND RECORD

PBHG will fully comply with all applicable disclosure obligations under the Rule. These include the following:

     o Disclosure in shareholder reports that a description of the Fund's Proxy Voting Guideline is available upon request without charge and information about how it can be obtained (e.g. PBHG Fund website, SEC web site, and toll free phone number).

     o Disclosure in the Fund Statement of Additional Information (SAI) the actual policies used to vote proxies.

     o Disclosure in shareholder reports and in the SAI that information regarding how PBHG voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

PBHG will file all required reports regarding the Fund's actual proxy voting record on Form N-PX on an annual basis as required by the Rule. This voting record will also be made available to shareholders.


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PBHG will respond to all requests for guideline descriptions or proxy records within three business days of such request.

MAINTENANCE OF PROXY VOTING RECORDS

PBHG's administrator, adviser, and sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a PBHG Fund as required by the Rule. These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years.

REVIEW OF PROXY VOTING GUIDELINE

This guideline as well as the proxy voting guidelines of all advisers and sub-advisers to PBHG will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

DATED: JUNE 2003


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EXHIBIT B

ADVISER AND SUB-ADVISERS PROXY VOTING POLICIES


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                        Pilgrim Baxter & Associates, Ltd.

                               Proxy Voting Policy


Introduction

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") recognizes that proxies have an economic value. In voting proxies, we seek to maximize the economic value of our clients' assets by casting votes in a manner that we believe to be in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. When voting proxies, we adhere to this Policy and any written guidelines or instructions from our clients. In the event a client's written guidelines or instruction conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.

Proxy Oversight Committee

Pilgrim Baxter has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Chief Financial Officer, Chief Administrative Officer, Senior Vice President - Distribution, General Counsel, and Chief Compliance Officer. The Committee is primarily responsible for:

     o Approving Pilgrim Baxter's Proxy Voting Policy (the "Policy") and related Procedures;
     o   Reviewing reports of proxy votes cast;
     o Reviewing proxies that are voted in a manner that is inconsistent with the recommendations of a designated, independent third party proxy research provider;
     o Seeking to identify and properly address material conflicts of interest that may arise in the context of voting proxies;
     o   Reviewing the proxy voting policies of sub-advisers;
     o Acting as a resource for investment personnel on proxy matters when needed.

The Committee has authorized the appointment of an independent third party to provide research on proxy matters and voting recommendations generally consistent with this Policy. The Committee has also authorized the appointment of a Proxy Voting Clerk to coordinate, execute and maintain appropriate records related to the proxy voting process and to maintain records of differences, if any, between this Policy and the actual votes cast.

Summary of Proxy Voting Guidelines

Pilgrim Baxter's Proxy Voting Policies as they relate to certain common proxy proposals are described below along with our usual voting practices:



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Board of Directors

   o We generally vote FOR proposals: (1) requesting that board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent; (7) by shareholders seeking to require that the position of chairman be filled by an independent director; and (8) seeking to provide expanded indemnification coverage in certain cases when a director's or officer's legal defense was unsuccessful.

   o We generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors; (3) impose a mandatory retirement age for outside directors; (4) classify the board; (5) provide that directors may be removed only for cause; (6) provide that only continuing directors may elect replacements to fill board vacancies; (7 provide management the ability to alter the size of the board without shareholder approval;
         (8) require two candidates per board seat; (9) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; and (10) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

   o We will evaluate on a case-by-case basis: (1) director nominees; (2) proposals regarding director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals seeking to establish or amend director qualifications.

Approval of Independent Auditors

   o We generally vote FOR proposals seeking to ratify the selection of auditors.

   o We will evaluate on a case-by-case basis shareholder proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

   o We generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; (3) lower supermajority shareholder vote requirements; and (4) give the board the ability to amend the bylaws in addition to shareholders.

   o We generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) give the board exclusive authority to amend bylaws.



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   o     We will evaluate on a case-by-case basis proposals seeking to adopt a fair price provision.

Anti-Takeover Defenses and Voting Related Issues

   o We generally vote for proposals: (1) seeking to adopt confidential voting, use independent vote tabulators and use independent inspectors of election; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; (6) seeking to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments; (7) by shareholders requesting that any future poison pill be put to a shareholder vote; and (8) seeking to opt out of state disgorgement and freezeout provisions.

   o We generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan ("poison pill"); (6) seeking to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding; and (7) seeking to approve other business when it appears as a voting item.

   o We will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice; (4) seeking to restore or permit cumulative voting; and (5) requesting opt in or out of state takeover statutes.

Corporate Governance

   o We generally vote for proposals: (1) seeking to amend bylaws or charters for housekeeping changes; and (2) regarding reincorporation.

   o We will evaluate on a case-by-case basis proposals requesting: (1) a change in a company's state of incorporation and (2) mandatory holding periods for their executives to hold stock after option exercise.

Capital Structure

   o We generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split or dividend; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company's shares are in danger of being delisted or there is a going concern issue; (7) create a new class of non-voting or sub-voting common stock; and (8) create "declawed" blank check preferred stock.



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   o     We generally vote against proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

   o We will evaluate on a case-by-case basis proposals: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan;
         (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding "going private" transactions; (9) regarding private placements; (10) regarding on recapitalizations; and (11) seeking to increase the number of blank check preferred stock after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder return.

Executive and Director Compensation

   o We generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes be submitted for shareholder ratification;
         (3) requesting shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except where excessive;
         (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to simply amend shareholder approved compensation plans to comply with OBRA laws; (8) seeking to add performance goals to existing compensation plans to comply with OBRA laws; for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation under OBRA laws;
         (9) seeking to put option repricings to a shareholder vote; and (10) requesting the company to expense stock options; (11) advocating the use of performance-based equity awards; (12) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (13) seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

   o We generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; (2) requiring director fees to be paid in stock only;
         (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; and for plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance and the main source of the pay increase is equity-based; and (4) requesting retirement plans for non-employee directors.



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   o     We will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) by management seeking approval to reprice options; (8) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; and (9) by shareholders regarding all other executive and director pay issues.


Mergers and Corporate Restructurings

   o We generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

   o We generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

   o We will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

Social and Environmental Issues

   o We generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns; (2) outlining vendor standards compliance; (3) outlining company's involvement in spaced-based weaponization; (4) outlining the company's efforts to diversify the board; (5) outlining the company's affirmative action initiatives; (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations; and (7) seeking to amend the company's EEO policy to include sexual orientation.

   o We generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company's products; (2) requesting a report on the health and environmental effects of GMOs; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company's policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities; as such decisions are better

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         left to portfolio managers; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting reporting or publishing in newspapers the company's political contributions; (9) seeking to disallow or restricting the company from making political or charitable contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) seeking to implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; (14) requesting a report on the diversity efforts of suppliers and service providers; and (15) seeking to extend company benefits to or eliminate benefits from domestic partners, as benefit decisions should be left to the discretion of the company.

   o We will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting a report on the company's procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Artic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources;
         (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company's operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting the company to increase the diversity of the board; (17) requesting reports on assessing economic risks of environmental pollution or climate change; (18) requesting reports outlining the impact of the health pandemic on the company's Sub-Saharan operations; and (19) requesting companies to establish, implement and report on a standard of response to the health pandemic in Africa and other developing countries.

Other Situations

No Proxy Voting Policy can anticipate all potential proxy voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the affected client(s).

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Conflict of Interest Identification and Resolution

Pilgrim Baxter seeks to minimize the potential for conflict by utilizing the services of an independent, third party to provide voting recommendations that are consistent with this Policy as well as relevant requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and the U.S. Department of Labor's interpretations thereof. While it is expected that most proxies will be voted consistent with the research providers recommendation, there may be instances where the investment analyst believes that under the circumstances, an issue should be voted in a manner which differs from the recommended vote. These instances are considered an "Override" and all such overrides must be approved by the Chief Investment Officer (the "CIO") and subsequently reported to the Committee. In approving any such Override, the CIO will use his best judgment to ensure that the spirit of this Policy is being followed and the vote is cast in the best interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, Pilgrim Baxter has developed a Proxy Vote Watch List (the "Watch List"). The Watch List, which is maintained by the Chief Compliance Officer (the "CCO"), summarizes public companies with whom Pilgrim Baxter may have a material conflict of interest with a client in voting a proxy. These may include the following situations:

     o Companies with whom Pilgrim Baxter1 has a material business relationship;
     o Companies where a Pilgrim Baxter employee, or spouse of a Pilgrim Baxter employee, is a senior officer or director or has a material business relationship;
     o Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved by the CIO that related to companies on the Watch List are reviewed by the CCO who may approve the Override in consultation, if needed, with the CIO or the General Counsel. If deemed necessary, the CCO may refer the matter to the Committee for their evaluation and input as to how the conflict of interest should be resolved. If a member of the Committee themselves are the source of the conflict, they will not participate in the decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action: (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third party to determine how the proxies should be voted, or (4) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

--------
1 In this context, we are referring to all matters that may give rise to a potential material conflict for Pilgrim Baxter, including those related to the business activities of its advised and sponsored mutual fund family.

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Disclosure to Clients

Pilgrim Baxter's Form ADV will include a description of this Policy and, upon request, Pilgrim Baxter will provide clients a copy of the complete Policy. Pilgrim Baxter will also provide to clients, upon request, information on how their securities were voted.

Dated: 2/2004


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                             Proxy Voting Procedures

Reconciliation Process

Upon Pilgrim Baxter's receipt of proxy materials, the Proxy Voting Clerk reconciles the number of shares to be voted as of the record date set forth in the proxy materials against the number of shares as of the record date set forth in Pilgrim Baxter's records. Because Pilgrim Baxter is committed to resolving all share number discrepancies, the Proxy Voting Clerk uses every reasonable effort to reconcile any share number discrepancy with the appropriate custodian bank. If Pilgrim Baxter no longer holds shares in the company on whose behalf proxy votes are being solicited, the Proxy Voting Clerk does not vote those proxies.

Voting Identified Proxies

A proxy is identified when it is reported through a third party vendor's automated system or when a custodian bank notifies Pilgrim Baxter of its existence. As a general rule, the Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Pilgrim Baxter is entitled to vote that are identified within the solicitation period. Consistent with Department of Labor Interpretative Bulleting 94-2 relating to ERISA proxy voting, Pilgrim Baxter may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy. For example, if Pilgrim Baxter is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking," the Proxy Voting Clerk generally abstains from voting that proxy. Although not necessarily an exhaustive list, other instances in which Pilgrim Baxter may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client's securities lending program; (2) instances when proxy materials are not delivered in a manner that provides sufficient time to analyze the proxy and make an informed decision by the voting deadline.

Proxy Voting Procedure

The Proxy Voting Clerk generally votes proxies, as follows:

      (a) The Proxy Voting Clerk prints the Proxy Analysis Report. This report is a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from the third party proxy research provider with respect to the issues on a particular proxy;

      (b) The Proxy Voting Clerk sends the Proxy Analysis Report to the research analyst who covers the company for his/her review;

      (c) In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, the research analyst may consider information from various sources, such as a portfolio manager, another research analyst, management of the company conducting the proxy, shareholder groups, and other relevant sources;
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      (d)     If the analyst is voting all items on the ballot in a manner that is consistent with the proxy research provider's recommendations, he/she checks the appropriate box on the Proxy Voting Materials cover sheet, signs where indicated and returns it to the Proxy Voting Clerk. In instances where the analyst disagrees with the research provider's recommended vote and decides to vote an item differently, the analyst's recommended vote will be considered an "Override". All Overrides must be discussed with, and approved by, the CIO. Both the CIO and the analyst must sign the Proxy Voting Materials cover sheet and return it to the Proxy Voting Clerk with a brief explanation that documents the rationale for their decision;

      (e) The Proxy Voting Clerk compiles all overridden recommendations in a Proxy Vote Override Report. The Overrides are then compared to the Proxy Vote Watch List to identify potential conflict situations.

      (f) If a proxy being overridden is a company on the Proxy Vote Watch List, the Proxy Voting Clerk will promptly forward the proxy to the Chief Compliance Officer (CCO). The CCO reviews the Overrides and may confirm the Overrides in consultation with the CIO or the General Counsel. In instances where a potential conflict of interest has been identified that may be material, the CCO may refer the matter to the full Committee for their evaluation and input as to how the conflict of interest should be resolved.

      (g) Upon resolution by the Committee or otherwise, the CCO will return the Proxy Override Report to the Proxy Voting Clerk indicating how the matter should be voted.

      (h) The Proxy Voting Clerk votes the proxies as instructed in the Proxy Analysis Report and the Proxy Vote Override Report; and

      (i) The Proxy Voting Clerk prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time. The Proxy Voting Clerk also prepares a Proxy Override Summary Report that documents all vote recommendations received from the proxy research provider that were overridden during the period. These reports are periodically reviewed by the Committee.


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Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

    o These policy and procedures, and any amendments thereto; o Each proxy statement (maintained on a third party automated system);
    o Record of each vote cast (maintained on a third party automated system);
    o Documentation, if any, created by Pilgrim Baxter that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
    o    Various reports prepared according to the above procedures; and
    o Each written client request for information and a copy of any written response by Pilgrim Baxter to a client's written or oral request for information.



Dated: 2/2004

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ANALYTIC INVESTORS

PROXY VOTING POLICY AND PROCEDURE

Analytic Investors assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic Investors acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic Investors has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.
 Proxy Oversight Committee

Analytic Investors acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic Investors has established a Proxy Oversight Committee (the "Committee"), to oversee the proxy voting process. The Committee consists of the Chief Investment Officer, the Compliance Officer, and the Proxy Coordinator. The Committee seeks to develop, recommend, and monitor policies governing proxy voting. The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices. Analytic Investors has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic Investors has contracted with an independent proxy voting service (the "Proxy Service").
 Proxy Voting Service

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic Investors, advising Analytic Investors of any material conflicts of interest (see below), and providing Analytic Investors with documentation of the voting record. Analytic Investors has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.
Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service's interests. A conflict of interest would generally include (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative. At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Investors Proxy


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Coordinator. Upon notification the Proxy Service's recusal from voting, Analytic
Investors' Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic Investors makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service. At least two members of Analytic Investors' Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic Investors' Proxy Committee will not override the voting guidelines of the Proxy Service. A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

Voting Guidelines

Analytic Investors has reviewed the Proxy Service's voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached.

Proxy Voting Record

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number, (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic Investors' Proxy Coordinator at 1-800-618-1872. The report will be provided free of charge.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic Investors will maintain the following records for five years in an easily accessible place, the first two years in its office:

     o Analytic Investors' proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service

     o Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic Investors)

     o    Records of votes cast on behalf of clients

     o    Records of written client requests for voting information

     o Records of written responses from Analytic Investors to both written and verbal client requests

     o Any other documents prepared that were material to Analytic Investors' decision to vote a proxy or that memorialized the basis for the decision.

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HEITMAN REAL ESTATE SECURITIES LLC

PROXY VOTING POLICIES AND PROCEDURES

Heitman Real Estate Securities LLC ("Heitman") provides investment advisory services to its clients with respect to publicly traded real estate securities. The following policies and procedures have been implemented to insure that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in all cases in the best interest of such clients.

Heitman utilizes the services of an independent unaffiliated proxy firm, Institutional Shareholder Services ("ISS"). ISS is responsible for: notifying Heitman in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by ISS to be in the best interests of the shareholders; and maintaining records of proxy statement received and votes cast.

Heitman will consider each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by ISS when deemed appropriate by Heitman. There may also be occasions when Heitman determines, contrary to the ISS voting recommendation for a particular proxy, that not voting such proxy may be more in the best interest of clients, such as
(i) when the cost of voting such proxy exceeds the expected benefit to the client or (ii) if Heitman is required to reregister shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as "blocking."

Heitman's general guidelines as they relate to voting certain common proxy proposals are described below:

Adoption of confidential voting.....................................................................For
Adoption of Anti-greenmail charter of bylaw amendments..............................................For
Amend bylaws or charters for housekeeping changes For Elect Directors annually......................For
Fix the size of the Board...........................................................................For
Give Board ability to amend bylaws in addition to Shareholders......................................For
Lower supermajority Shareholder vote requirements ..................................................For
Ratify Auditors.....................................................................................For
Require Majority of Independent Directors...........................................................For
Require Shareholder approval of Golden or Tin Parachutes ...........................................For
Restore or Provide Shareholders with rights of appraisal ...........................................For
Restore Shareholder ability to remove directors with our without cause..............................For
Seek reasonable Audit rotation......................................................................For
Shareholders' Right to Act independently of management..............................................For
Shareholders' Right to Call Special Meeting.........................................................For
Shareholders' Right to Act by Written Consent.......................................................For
Stock Repurchase Plans..............................................................................For
Stock Splits........................................................................................For


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

Submit Poison Pill for Shareholder ratification.....................................................For
Blank Check Preferred Stock.........................................................................Against
Classified Boards...................................................................................Against
Dual Classes of Stock Give .........................................................................Against
Board exclusive authority to amend bylaws...........................................................Against
Limited Terms for Outside Directors Against Payment of Greenmail....................................Against
Provide Management with authority to adjourn an annual or special meeting...........................Against
Require Director Stock Ownership Against
 Restrict or Prohibit Shareholder ability to call special meetings..................................Against
Supermajority Vote Requirement......................................................................Against
 Supermajority Provisions Against Adopt/Amend Stock Option Plan.....................................Case-by-Case
Adopt/Amend Employee Stock Purchase Plan............................................................Case-by-Case
Approve Merger/Acquisition..........................................................................Case-by-Case
Authorize Issuance of Additional Common Stock ......................................................Case-by-Case
Consider Non-financial Effects of Merger............................................................Case-by-Case
Director Indemnification ...........................................................................Case-by-Case
Election of Directors...............................................................................Case-by-Case
 Fair Price Requirements............................................................................Case-by-Case
Issuance of authorized Common Stock.................................................................Case-by-Case
Limitation of Executive/Director Compensation.......................................................Case-by-Case
Reincorporation.....................................................................................Case-by-Case
Require Shareholder Approval to Issue Preferred Stock...............................................Case-by-Case
Spin-Offs...........................................................................................Case-by-Case
Shareholder proposal to redeem Poison Pill..........................................................Case-by-Case
Social and Environmental Issues.....................................................................Case-by-Case

The foregoing are only general guidelines and not rigid policy positions.

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

Heitman has established a Proxy Policies and Procedures Oversight Committee (the "Proxy Committee"), consisting of Heitman's Chief Investment Officer, Chief Financial Officer, General Counsel and Compliance Officer. The Proxy Committee is responsible for (i) designing and reviewing from time to time these Policies and Procedures and (ii) reviewing and addressing all instances where a Heitman portfolio manager determines to respond to an issue in a proxy in a manner inconsistent with this Policy and/or identifies actual or perceived potential conflicts of interests in the context of voting proxies.

As a general rule, Heitman's Proxy Voting Clerk votes all U.S. and non-U.S. proxies to which Heitman is entitled to vote. Heitman's proxy voting policy is as follows:

     (a) Heitman's Proxy Voting Clerk will print a Proxy Analysis Report containing a compilation of "FOR", "AGAINST", "ABSTAIN", and "WITHHOLD" recommendations received from ISS with respect to the issues on a particular proxy;

     (b) Heitman's Proxy Voting Clerk will send the Proxy Analysis Report to the portfolio manager within Heitman who is responsible for review of the company conducting the proxy;

     (c) In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the Heitman portfolio manager may consider information from various sources, such as another Heitman portfolio manager or research analyst, management of the company conducting the proxy, and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy;

     (d) The Heitman portfolio manager will return the Proxy Analysis Report to Heitman's Proxy Voting Clerk indicating his or her recommendation as to how to respond to such proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between Heitman and its clients with respect to such proxy. Instances where the Heitman portfolio manager recommends responding to a particular proxy contrary to the general voting guidelines provided in this Policy or contrary to the ISS recommendation with respect to such proxy, and/or perceives an actual or potential conflict of interests are considered "exceptions;"

     (e) With respect to any proxy, Heitman's Proxy Voting Clerk will compile all exceptions in a written Proxy Vote Exception Report and forward it promptly to the members of Heitman's Proxy Committee.

     (f) Heitman's Proxy Committee may confirm or overturn any recommendations by Heitman's portfolio manager. In instances where potential conflicts of interest have been highlighted in the Proxy Voting Exception Report, Heitman's Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy;

     (g) In all instances where a Proxy Vote Exception Report has been generated, Heitman's Compliance Officer or another member of Heitman's Proxy Committee will inform Heitman's Proxy Voting Clerk in writing of


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

          the Committee's determination as to how to respond to such proxy promptly after such Committee has reached its conclusions (a "Proxy Committee Report");

     (h) Wherever a Proxy Committee Report has been generated for a particular proxy, Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such Report except to the extent in a non-conflicts of interest situation that a particular Heitman client has advised Heitman in writing that the particular proxy or proxies of that type should be responded to in a particular fashion, in which circumstance Heitman's Proxy Voting Clerk will respond to the proxy in question in accordance with such advice;

     (i) In all other cases, Heitman's Proxy Voting Clerk will respond to the proxy in accordance with the recommendations of ISS; and

     (j) The Proxy Voting Clerk will prepare a Proxy Voting Summary for the Committee on a periodic basis containing all ISS proxy vote recommendations that were overridden during the period and also highlighting any proxy issues that were identified as presenting actual and/or potential conflicts of interest and how they were addressed.

The Committee may decide to take one of the following courses of action with respect to actual or potential conflicts of interest: (1) independently determine that no material conflict of interest exists or will likely potentially exist, (2) respond to such proxy in strict accordance with the recommendations of ISS or (3) take another course of action that, in the opinion of the Committee, adequately addresses the issue.

The following proxy materials and records are maintained by Heitman for a period of five years in an easily accessible place, the first two years in Heitman's office:

     o    These policies and procedures, and any amendments thereto;

     o    Each proxy statement (maintained on the ISS website);

     o Record of each vote cast and each abstention (maintained on the ISS website);

     o Documentation, if any, created by Heitman that was material to making a decision how to respond to proxies memorializing the basis for that decision;.

     o Any other reports or memorializations prepared according to the above procedures; and

     o Each written client request for information and a copy of any written response by Heitman to a client's written or oral request for information.

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Heitman's Compliance Officer at 1-800-225-5435, ext. 4150. The report will be provided free of charge.

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

ISS PROXY VOTING

GUIDELINES

SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o    Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services. Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

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

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who: o Attend less than 75 percent of the board and committee meetings without a valid excuse

     o    Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Failed to act on takeover offers where the majority of the shareholders tendered their shares

     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

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

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     o    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board. Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

     o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

     o    Majority of independent directors on board

     o    All-independent key committees

     o    Committee chairpersons nominated by the independent directors

     o    CEO performance reviewed annually by a committee of outside directors

     o    Established governance guidelines

     o    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.


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

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o Long-term financial performance of the target company relative to its industry; management's track record

     o    Background to the proxy contest

     o    Qualifications of director nominees (both slates)

     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.



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

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price

     o    Fairness opinion

     o    Financial and strategic benefits

     o    How the deal was negotiated

     o    Conflicts of interest

     o    Other alternatives for the business

     o    Non-completion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Impact on the balance sheet/working capital

     o    Potential elimination of diseconomies

     o    Anticipated financial and operating benefits

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

     o    Anticipated use of funds

     o    Value received for the asset

     o    Fairness opinion

     o    How the deal was negotiated

     o    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/ REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    Dilution to existing shareholders' position

     o    Terms of the offer

     o    Financial issues

     o    Management's efforts to pursue other alternatives

     o    Control issues

     o    Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    The reasons for the change

     o    Any financial or tax benefits

     o    Regulatory benefits

     o    Increases in capital structure

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

     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     o    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o    Offer price

     o    Fairness opinion

     o    How the deal was negotiated

     o    Changes in corporate governance

     o    Change in the capital structure

     o    Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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

SPINOFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     o    Tax and regulatory advantages

     o    Planned use of the sale proceeds

     o    Valuation of spin-off

     o    Fairness opinion

     o    Benefits to the parent company

     o    Conflicts of interest

     o    Managerial incentives

     o    Corporate governance changes

     o    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION

Provisions Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.


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GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).


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PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

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8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     o    Cash compensation, and

     o    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors. Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns

     o    Rationale for the repricing

     o    Value-for-value exchange

     o    Option vesting

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     o    Term of the option

     o    Exercise price

     o    Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value, or

     o    Offering period is greater than 27 months, or

     o    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

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Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

     o    Whether the proposal mandates that all awards be performance-based

     o Whether the proposal extends beyond executive awards to those of lower-ranking employees

     o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o    The triggering mechanism should be beyond the control of management

     o The amount should not exceed three times base salary plus guaranteed benefits


9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

     o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

     o The availability and feasibility of alternatives to animal testing to ensure product safety, and

     o    The degree that competitors are using animal-free testing.

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Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance

     o The company's standards are comparable to or better than those of peer firms, and

     o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

     o    Whether the proposal focuses on a specific drug and region

     o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

     o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

     o    Whether the company already limits price increases of its products

     o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

     o    The extent that peer companies implement price restraints

 GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

     o    The costs and feasibility of labeling and/or phasing out

     o The nature of the company's business and the proportion of it affected by the proposal

     o The proportion of company sales in markets requiring labeling or GMO-free products

     o    The extent that peer companies label or have eliminated GMOs

     o Competitive benefits, such as expected increases in consumer demand for the company's products

     o The risks of misleading consumers without federally mandated, standardized labeling

     o    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs -- an issue better left to federal regulators -- which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

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     o    The extent that peer companies have eliminated GMOs

     o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

     o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

     o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information.

Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     o Whether the company has adequately disclosed the financial risks of its subprime business

     o Whether the company has been subject to violations of lending laws or serious lending controversies

     o    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

SECOND-HAND SMOKE:

     o    Whether the company complies with all local ordinances and regulations

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     o    The risk of any health-related liabilities.

ADVERTISING TO YOUTH:

     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     o Whether the company has gone as far as peers in restricting advertising

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     o    Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     o    Whether restrictions on marketing to youth extend to foreign countries

CEASE PRODUCTION OF TOBACCO-RELATED PRODUCTS OR AVOID SELLING PRODUCTS TO TOBACCO COMPANIES:

     o    The percentage of the company's business affected

     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPIN-OFF TOBACCO-RELATED BUSINESSES:

     o    The percentage of the company's business affected

     o    The feasibility of a spin-off

     o Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

     o    Whether there are publicly available environmental impact reports;

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

     o    The current status of legislation regarding drilling in ANWR.

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CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     o Environmentally conscious practices of peer companies, including endorsement of CERES

     o    Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

     o    The company's level of disclosure lags that of its competitors, or

     o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     o    The nature of the company's business and the percentage affected

     o    The extent that peer companies are recycling

     o    The timetable prescribed by the proposal

     o    The costs and methods of implementation

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

     o    The nature of the company's business and the percentage affected

     o The extent that peer companies are switching from fossil fuels to cleaner sources

     o    The timetable and specific action prescribed by the proposal

     o    The costs of implementation



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     o    The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     o    The relevance of the issue to be linked to pay

     o The degree that social performance is already included in the company's pay structure and disclosed

     o The degree that social performance is used by peer companies in setting pay

     o Violations or complaints filed against the company relating to the particular social performance measure

     o Artificial limits sought by the proposal, such as freezing or capping executive pay

     o    Independence of the compensation committee

     o    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o The company is in compliance with laws governing corporate political activities, and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     o There are serious controversies surrounding the company's China operations, and

     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     o    The nature and amount of company business in that country

     o    The company's workplace code of conduct

     o    Proprietary and confidential information involved

     o    Company compliance with U.S. regulations on investing in the country

     o    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     o    Agreements with foreign suppliers to meet certain workplace standards

     o    Whether company and vendor facilities are monitored and how

     o    Company participation in fair labor organizations

     o    Type of business

     o    Proportion of business conducted overseas

     o    Countries of operation with known human rights abuses

     o Whether the company has been recently involved in significant labor and human rights controversies or violations

     o    Peer company standards and practices

     o    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     o The company does not operate in countries with significant human rights violations

     o    The company has no recent human rights controversies or violations, or

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     o    The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     o    Company compliance with or violations of the Fair Employment Act of
          1989

     o Company antidiscrimination policies that already exceed the legal requirements

     o    The cost and feasibility of adopting all nine principles

     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     o    The potential for charges of reverse discrimination

     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     o    The level of the company's investment in Northern Ireland

     o    The number of company employees in Northern Ireland

     o    The degree that industry peers have adopted the MacBride Principles

     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     o    Whether the company has in the past manufactured landmine components

     o    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     o    What weapons classifications the proponent views as cluster bombs

     o Whether the company currently or in the past has manufactured cluster bombs or their components

     o    The percentage of revenue derived from cluster bomb manufacture

     o    Whether the company's peers have renounced future production



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NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     o    The information is already publicly available or

     o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     o The board composition is reasonably inclusive in relation to companies of similar size and business or

     o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     o    The degree of board diversity

     o    Comparison with peer companies

     o    Established process for improving board diversity

     o    Existence of independent nominating committee

     o    Use of outside search firm

     o    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     o    The company has well-documented equal opportunity programs

     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     o    The composition of senior management and the board is fairly inclusive

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     o    The company has well-documented programs addressing diversity initiatives and leadership development

     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

     o Whether the company's EEO policy is already in compliance with federal, state and local laws

     o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

     o    The industry norm for including sexual orientation in EEO statements

     o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     o    Board structure

     o    Director independence and qualifications

     o    Attendance at board and committee meetings.

Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     o Ignore a shareholder proposal that is approved by a majority of shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Are interested directors and sit on the audit or nominating committee, or

     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance as a closed-end fund

     o    Market in which the fund invests

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     o    Measures taken by the board to address the discount

     o    Past shareholder activism, board activity

     o    Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance relative to its peers

     o    Market in which fund invests

     o    Measures taken by the board to address the issues

     o Past shareholder activism, board activity, and votes on related proposals

     o    Strategy of the incumbents versus the dissidents

     o    Independence of directors

     o    Experience and skills of director candidates

     o    Governance profile of the company

     o    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Proposed and current fee schedules

     o    Fund category/investment objective

     o    Performance benchmarks

     o    Share price performance compared to peers

     o    Resulting fees relative to peers

     o    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Stated specific financing purpose

     o    Possible dilution for common shares

     o    Whether the shares can be used for antitakeover purposes.

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1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Regulatory developments

     o    Current and potential returns

     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o    The fund's target investments

     o    The reasons given by the fund for the change

     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Political/economic changes in the target market

     o    Consolidation in the target market

     o    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Current and potential returns

     o    Risk of concentration

     o    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Strategies employed to salvage the company

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     o    The fund's past performance

     o    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    The degree of change implied by the proposal

     o    The efficiencies that could result

     o    The state of incorporation

     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     o Removal of shareholder approval requirement for amendments to the new declaration of trust

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     o    Regulations of both states

     o    Required fundamental policies of both states

     o    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives

     o    The proposed distributor's reputation and past performance

     o    The competitiveness of the fund in the industry

     o    Terms of the agreement.



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MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Resulting fee structure

     o    Performance of both funds

     o    Continuity of management personnel

     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

 Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     o    Performance of the fund's NAV

     o    The fund's history of shareholder relations

     o    The performance of other funds under the advisor's management.

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THOMPSON, SIEGEL & WALMSLEY, INC.

                               PROXY VOTING POLICY

Thompson, Siegel & Walmsley, Inc. (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our "clients"). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

     o Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as:
          Election of Directors and Approval of Independent Auditors.

     o Occasionally, TS&W may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time TS&W will receive and act upon the client's specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

     o Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W's interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

Proxy Voting Process:

For most stocks we use Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

Upon timely receipt of proxy materials from the client's Custodian or through Proxy Edge:

     o The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout. o A Research Associate will review all proposals, vote routine issues and will consult with TS&W's Investment Policy Committee or products managers on non-routine issues.

     o The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

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

     o    All proxies will be voted solely in the interest of clients.

     o TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

     o All tender offers are reviewed and treated in a similar manner. Proxy Voting Records & Reports

     o The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol,
          (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

     o Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free (800) 697-1056.

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                           PACIFIC FINANCIAL RESEARCH

                                  PROXY VOTING

                              POLICY AND PROCEDURES



Pacific Financial Research ("PFR") assumes a fiduciary responsibility to vote proxies in the best interest of its clients unless a client specifically reserves the right to vote its own proxies. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), PFR acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.

GUIDELINES:
These guidelines have been developed to be consistent, whenever possible, with enhancing long-term shareholder value and with leading corporate governance practices. In determining how proxies will be voted, PFR will not be unduly influenced by representatives of management or other outside groups. These guidelines are not rigid policy positions. PFR will consider each proxy issue individually, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. Generally, PFR will vote proxies as follows:

     Management Proposals:
     In general, it is PFR's intention to vote for proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:
     1. Election of Directors (unless an alternative slate of directors has been proposed, in which case we will decide on a case by case basis)
     2.  Approval of Independent Auditors
         Executive Compensation Plans
     3.  Corporate Structure
     4.  Limiting directors' liability

     However, PFR will vote against management proposals that we believe are designed to entrench management or to unreasonably deter an acquisition of the company at a fair price to shareholders such as the following:

     1.  Proposals to stagger board members' terms
     2. Proposals to limit the ability of shareholders to call special meetings;
     3.  Proposals to require super majority votes;
     4. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
     5.  Proposals to implement "poison pill" provisions
     6.  Proposals to implement "fair price" provisions


     Shareholder Proposals:
     At times, shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. PFR will examine each proposal from an economic perspective and will not be influenced by political or social concerns. Generally, PFR will vote against shareholder proposals that could negatively impact the company's ability to conduct business, but will support shareholder proposals that will lead to maximization of shareholder value.
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PROXY REVIEW:
Upon receipt of proxies for securities held by our clients, a copy of each proxy will be provided to the analysts who have research responsibility for that particular security. The analysts will carefully review the proxy materials. Proposals will be considered individually and collectively to determine if they are in the best interests of shareholders. Unless there is a compelling reason to the contrary, proxies will be voted in accordance with the previously discussed proxy guidelines.

If the application of our proxy guidelines would result in PFR voting against management, the analysts will discuss the proposal with PFR's president. In keeping with PFR's partnership philosophy of investing, the analysts will contact company management to discuss our intended vote. Unless management provides a persuasive argument as to why the proposal is in fact in the best interest of shareholders, we will vote against it. For proposals that we vote against, we will prepare a memorandum explaining our position. A copy of this memorandum will be attached to the proxy statement and retained in a central file.

Once the analysts have determined the appropriate proxy votes, they will indicate on the proxy voting instruction sheet how all proxies received by us will be voted.

     Conflicts of Interest:

     Occasions may arise during the voting process in which the best interest of the clients conflicts with PFR's interest. If PFR learns that a conflict of interest exists, the Client Accounting department will prepare a report that identifies:
     1.  the details of the conflict of interest,
     2.  whether or not the conflict is material; and
     3. the procedures to ensure that PFR makes proxy-voting decisions based on the best interest of clients.

     If PFR determines that a material conflict of interest still exists after following these steps, PFR will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

PROCEDURES:
The following procedures have been established to ensure that all proxies received by PFR are voted on a timely basis and voted consistently across all portfolios:

     1. The PFR mailroom will forward all proxy materials to the Client Accounting department.
     2. The Client Accounting department will prepare PFR proxy voting instruction sheets for the applicable securities.
     3. A copy of the proxy materials will be forwarded to the analyst responsible for the security.
     4. Using the guidelines described above, the analyst will determine how PFR will vote with respect to each proposal and indicate such on the proxy voting instruction sheet.
     5. The Client Accounting department will vote all proxies in accordance with the proxy voting instruction sheet except for those proxies over which the client has retained voting control. These proxies will be voted in accordance with instructions from the applicable clients.
     6. As each proxy form is voted and mailed, the mailing date will be recorded on the PFR proxy voting instruction sheet.
     7. Approximately 10 days prior to each shareholder meeting date, we will review the proxy voting instruction sheet in conjunction with a security cross-reference to determine which proxy cards have not been received.
         For accounts for which proxies should have been received but have not, the applicable custodian banks will be contacted and asked to forward the proxies to PFR for voting.


     Proxy Voting Record Keeping:
     The Client accounting department will maintain a record regarding the voting of proxies. The PFR proxy voting instruction sheets contain the following information:
     1.  the name of the issuer,
     2.  the exchange ticker symbol,
     3.  the CUSIP number,
     4.  the shareholder meeting date,
     5. a brief description of the matter brought to vote, 6. whether the proposal was submitted by management or a shareholder, 7. how PFR voted the proxy (for, against, abstained), and
     6.  whether the proxy was voted for or against management.

     Pursuant to Rule 204-2 of the Investment Advisor's Act of 1940, PFR will maintain the following records for five years in an easily accessible place, the first two years in its office:
     1.  PFR's proxy policies and procedures,
     2. proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by PFR),
     3.  records of votes cast on behalf of clients,
     4.  records of written client requests for voting information,
     5. records of written responses from PFR to both written and verbal client requests, and 6. any other documents prepared that were material to PFR's decision to vote a proxy or that memorialized the basis for the decision.



                                      160
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     Obtaining a Voting Proxy Report:
     PFR will describe in its Part II of form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advising clients how they may obtain information on how PFR voted their securities. Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling PFR's Proxy Coordinator (Executive Assistant in charge of Client Communications) at 1-310-247-3939. The report will be provided free of charge. This information is also available on our website at www.pfr.biz.



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                         DWIGHT ASSET MANAGEMENT COMPANY

                        Proxy Voting Policy and Procedure


         Dwight Asset Management Company ("Dwight") is a registered investment adviser specializing in fixed income and stable value strategies. As a stable value and fixed income manager, Dwight generally does not purchase voting securities on behalf of its clients. To the extent that a proxy voting situation arises, Dwight assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to employee benefit plans governed by the Employee Retirement Income Security Act ("ERISA") with respect to which Dwight has been granted voting discretion, Dwight is responsible as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that Dwight may fulfill these fiduciary responsibilities, Dwight has adopted and implemented these written policies and procedures which are designed to ensure that it votes proxies in the best interest of its clients.

Proxy Oversight Committee

         Dwight has established a Proxy Oversight Committee (the "Committee"), consisting of the Chief Investment Officer, Head of Credit and the General Counsel. The Committee is primarily responsible for:

     o    Approving Dwight's Proxy Voting Policy and Procedure.
     o Reviewing proxy voting requests and determining the appropriate response.
     o Seeking to identify and properly address conflicts of interest, or potential conflicts of interest, that may arise in the context of voting proxies.
     o    Reporting to management on a periodic basis.

The Committee has also authorized the Compliance Officer to coordinate, execute and maintain appropriate records related to the proxy voting process.

Proxy Voting Guidelines

         Dwight acknowledges it has a duty of care that requires it to monitor corporate actions and vote client proxies. If a client's custodian notifies Dwight of a proxy that requires voting on behalf of a client, Dwight will vote the proxy in accordance with these guidelines and any written guidelines or instructions from our clients. In the event a client's written guidelines or instructions conflict with what is contained in this Policy, the client's written guidelines or instructions will prevail.



                                      162
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         These guidelines are not rigid policy positions. Dwight will consider each corporate proxy statement on a case-by-case basis, and may vote in a manner different from that contemplated by these guidelines when deemed appropriate. There may be occasions when Dwight determines that not voting a proxy may be in the best interest of a client, for example, when the cost of voting the proxy exceeds the expected benefit to the client. Dwight may change these guidelines from time to time without providing notice of these changes to its clients.

         Dwight's general proxy voting policy is described below along with Dwight's intended voting practices.

     1. General: It is Dwight's policy to review each proxy statement on an individual basis and to base its voting decision on its judgment of what will serve the financial interests of its clients, the beneficial owners of the security. Economic and any other pertinent considerations will be evaluated.

     2. Management Proposals: In general, it is Dwight's intention to vote on proposals introduced by company management in accordance with management's recommendations on the following types of management proposals:

         o   Election of Directors
         o   Approval of Independent Auditors
         o   Executive Compensation Plans
         o   Corporate Structure and Shareholder Rights


     3. Shareholder Proposals: At times shareholders will submit proposals that generally seek to change some aspect of a company's corporate governance structure or its business operations. Dwight will examine each issue solely from an economic perspective. Generally Dwight will vote with management in opposition to shareholder resolutions which could negatively impact the company's ability to conduct business, and support the shareholder initiatives concerning the maximization of shareholder value.

      4. Other Situations: No proxy voting policy can anticipate all potential proxy voting issues that may arise or address all the potential intricacies that may surround individual proxy votes, and for that reason, actual proxy votes may differ from the guidelines presented here. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and Dwight's vote is cast in a manner that we believe is in the best interest of the affected client(s).

Conflicts of Interest

         Occasions may arise during the voting process in which a client's financial interests conflict with Dwight's interests. A conflict of interest may exist, for example, if Dwight has a business relationship with, or is actively soliciting business from, either (i) the company soliciting the proxy, or (ii) a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. A business relationship includes, but is not limited to, employees serving as a director of the company or Dwight managing a company's pension fund. If a conflict of interest exists, Dwight will disclose the conflict to its client(s) and will vote the proxy as directed by the client(s).

Voting Process

         Dwight has charged its Compliance Officer with responsibility for acting as liaison with clients' custodian banks and assisting in the coordination and voting of proxies. After the Compliance Officer is notified of a proxy that requires voting, he or she will submit the proxy to the Proxy Oversight Committee for voting in-line with these procedures. The Compliance Officer is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the voting record to be made available to clients upon request.

Recordkeeping

         Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Dwight will maintain the following records for five years in an easily accessible place, the first two years in its office:

         o Dwight's proxy voting policies and procedures, and any amendments thereto;
         o Proxy statements received regarding client securities
         o Records of votes cast on behalf of clients
         o Records of written client requests for voting information
         o Records of written responses from Dwight to both written and verbal client requests
         o Any other documents prepared that were material to Dwight's decision to vote a proxy or that memorialized the basis for the decision.



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Obtaining a Voting Proxy Report

         Clients may request additional copies of these policies and procedures and/or a report on how their individual securities were voted by calling or writing Dwight's Compliance Officer at 100 Bank St., Suite 800, Burlington, VT 05401 / (802) 862-4170.


August 2003

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                         Wellington Management Company,
                         Proxy Policies and Procedures

                             Dated: April 30, 2003

--------------------          --------------------------------------------------
Introduction                  Wellington Management Company, llp ("Wellington
                              Management") has adopted and implemented policies
                              and procedures that it believes are reasonably
                              designed to ensure that proxies are voted in the
                              best interests of its clients around the world.
                              Wellington Management's Proxy Voting Guidelines,
                              attached as Exhibit A to these Proxy Policies and
                              Procedures, set forth the guidelines that
                              Wellington Management uses in voting specific
                              proposals presented by the boards of directors or
                              shareholders of companies whose securities are
                              held in client portfolios for which Wellington
                              Management has voting discretion. While the Proxy
                              Voting Guidelines set forth general guidelines for
                              voting proxies, each proposal is evaluated on its
                              merits. The vote entered on a client's behalf with
                              respect to a particular proposal may differ from
                              the Proxy Voting Guidelines.
---------------------
Statement of Policies         As a matter of policy, Wellington Management:

                              1 Takes responsibility for voting client proxies only upon a client's written request.

                              2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

                              3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

                              4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                              5 Identifies and resolves all material
                              proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                              6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

                       Wellington Management Company, llp
                         Proxy Policies and Procedures
                             Dated: April 30, 2003


---------------------         -------------------------------------------------
                              7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                              8 Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                              9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

---------------------         --------------------------------------------------
Responsibility and            Wellington Management has a Proxy Committee,
Oversight                     established by action of the firm's Executive
                              Committee, that is responsible for the review and
                              approval of the firm's written Proxy Policies and
                              Procedures and its Proxy Voting Guidelines, and
                              for providing advice and guidance on specific
                              proxy votes for individual issuers. The firm's
                              Legal Services Department monitors regulatory
                              requirements with respect to proxy voting on a
                              global basis and works with the Proxy Committee to
                              develop policies that implement those
                              requirements. Dayto- day administration of the
                              proxy voting process at Wellington Management is
                              the responsibility of the Proxy Group within the
                              Legal Services Department. In addition, the Proxy
                              Group acts as a resource for portfolio managers
                              and research analysts on proxy matters, as needed.
--------------------
Statement of Procedures       Wellington Management has in place certain
                              procedures for implementing its proxy voting policies.

                              --------------------------------------------------
General Proxy Voting          Authorization to Vote. Wellington Management will
                              vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                              Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.

                       Wellington Management Company, LLP
                         Proxy Policies and Procedures
                             Dated: April 30, 2003

---------------------         -------------------------------------------------
                              Reconciliation. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                              Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                              Proxy Voting. Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

                              o Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.

                              o Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                              o Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                              Material Conflict of Interest Identification and Resolution Processes. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.



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                            Management Company, LLP
                          Proxy Policies and Procedures
                              Dated: April 30, 2003


---------------------         --------------------------------------------------
                              If a Proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Commitee, who willresolve the conflict and direct the vote.
                              In certain circumstances, the designated members may determine that the full Proxy Committee should convene. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

---------------------         --------------------------------------------------
Other Considerations          In certain instances, Wellington Management may
                              be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                              Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                              Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                              In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                              Lack of Adequate Information, Untimely Receipt of Proxy, Immaterial Impact, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances

                       Wellington Management Company, LLP
                         Proxy Policies and Procedures
                             Dated: April 30, 2003

---------------------         --------------------------------------------------
                              where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington
                              Management may determine not to enter a vote.
                              Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

---------------------         --------------------------------------------------
Additional Information        Wellington Management maintains records of
                              proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers
                              Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                              Wellington Management's Proxy Policies and
                              Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

                  Wellington Management Company, LLP                  EXHIBIT A
                            Proxy Voting Guidelines
                             Dated: April 30, 2003

-----------------------       --------------------------------------------------
Introduction                  Upon a client's written request, Wellington
                              Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

                              These Guidelines are based on Wellington
                              Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.

                              Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

-----------------------       --------------------------------------------------
Voting Guidelines             Composition and Role of the Board of Directors

                              o Election of Directors:                                                         For
                              o Repeal Classified Board (SP):                                                  For
                              o Adopt Director Tenure/Retirement Age (SP):                                     Against
                              o Minimum Stock Ownership by Directors (SP):                                     Case-by-Case
                              o Adopt Director & Officer Indemnification:                                      For
                              o Allow Special Interest Representation to Board (SP):                           Against
                              o Require Board Independence (SP):                                               For
                              o Require Board Committees to be Independent (SP):                               For
                              o Require a Separation of Chair and CEO or Require Lead Director (SP):           Case-by-Case


                       Wellington Management Company, LLP
                            Proxy Voting Guidelines
                             Dated: April 30, 2003



                              o Boards not Amending Policies That are Supported                                Withhold vote*
                              by a Majority of Shareholders:

                              * on all Directors seeking election the following
                               year

                              o Approve Directors' Fees:                                                       For

                              o Approve Bonuses for Retiring Directors:                                        For

                              o Elect Supervisory Board/Corporate Assembly:
                                    For
                              -------------------------------------------------------------------------------------------
                              Management Compensation

                              o Adopt/Amend Stock Option Plans:                                                Case-by-Case

                              o Adopt/Amend Employee Stock Purchase Plans:                                     For

                              o Eliminate Golden Parachutes (SP):                                              For

                              o Expense Future Stock Options (SP):                                             For

                              o Shareholder Approval of All Stock Option Plans                                 For
                                (SP):

                              o Shareholder Approval of Future Severance
                                Agreements For Covering Senior Executives (SP):                                For

                              o Recommend Senior Executives Own and Hold Company                               For
                                Stock, not Including Options (SP):

                              o Disclose All Executive Compensation (SP):                                      For

                              ----------------------
                              Reporting of Results

                              o Approve Financial Statements:                                                  For

                              o Set Dividends and Allocate Profits:                                            For

                              o Limit Non-Audit Services Provided by Auditors                                  For
                              (SP):

                              o Ratify Selection of Auditors and Set Their Fees:                               For


                              o Elect Statutory Auditors: For

                       Wellington Management Company, LLP
                            Proxy Voting Guidelines
                             Dated: April 30, 2003

----------------------        -------------------------------------------------------------------------------------------
                              Shareholder Voting Rights

                              o Adopt Cumulative Voting (SP):                                                  Against

                              o Redeem or Vote on Poison Pill (SP):                                            For

                              o Authorize Blank Check Preferred Stock:                                         Against

                              o Eliminate Right to Call a Special Meeting:                                     Against


                              o Increase Supermajority Vote Requirement:                                       Against

                              o Adopt Anti-Greenmail Provision:                                                For

                              o Restore Preemptive Rights:                                                     Case-by-Case

                              o Adopt Confidential Voting (SP):                                                For

                              o Approve Unequal Voting Rights:                                                 Against

                              o Remove Right to Act by Written Consent:                                        Against

                              o Approve Binding Shareholder Proposals:                                         Case-by-Case


                              -------------------------------------------------------------------------------------------
                              Capital Structure

                              o Increase Authorized Common Stock:                                              Case-by-Case

                              o Approve Merger or Acquisition:                                                 Case-by-Case

                              o Approve Technical Amendments to Charter:                                       Case-by-Case

                              o Opt Out of State Takeover Statutes:                                            For

                              o Consider Non-Financial Effects of Mergers:                                     Against

                              o Authorize Share Repurchase:                                                    For

                              o Authorize Trade in Company Stock:                                              For

                              o Issue Debt Instruments:                                                        For


                       Wellington Management Company, LLP
                            Proxy Voting Guidelines
                             Dated: April 30, 2003

tc
-----------------------       -----------------------------------------------------------------------------------------------
                              Social Issues

                              o Endorse the Ceres Principles (SP):                                             Case-by-Case

                              o Disclose Political and PAC Gifts (SP):                                         For

                              o Require Adoption of International Labor                                        Case-by-Case
                              Organization's Fair Labor Principles
                              (SP):

-----------------------       -------------------------------------------------------------------------------------------------
                              Miscellaneous

                              o Approve Other Business:                                                        Abstain

                              o Approve Reincorporation:                                                       Case-by-Case

                                    EXHIBIT C

                               PENDING LITIGATION

The Trust's prospectus describes civil lawsuits filed by the SEC and the New York Attorney General against Pilgrim Baxter and its former principals, Gary Pilgrim and Harold Baxter. In addition, the following civil lawsuits have been filed involving PBHG Funds, one or more Funds, Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), and/or certain related parties. Pilgrim Baxter does not currently believe that any one of these lawsuits will materially impact either its ability to provide investment advisory services to the Funds or the operations of the Funds themselves. However, Pilgrim Baxter is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds.



STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PILGRIM BAXTER & ASSOCIATES, LTD., PBHG FUND DISTRIBUTORS, PBHG FUNDS, HAROLD J. BAXTER, GARY L. PILGRIM, PBHG GROWTH FUND, PBHG LARGE CAP GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG FOCUSED VALUE FUND, PBHG LARGE CAP VALUE FUND, PBHG MID-CAP VALUE FUND, PBHG SELECT EQUITY FUND, PBHG SMALL CAP VALUE FUND, PBHG LARGE CAP 20 FUND, PBHG STRATEGIC SMALL COMPANY FUND, PBHG DISCIPLINED EQUITY FUND, PBHG LARGE CAP FUND, PBHG MID-CAP FUND, PBHG SMALL CAP FUND, PBHG CLIPPER FOCUS FUND, PBHG SMALL CAP VALUE FUND, TS&W SMALL CAP VALUE FUND, LLC, PBHG REIT Fund, PBHG TECHNOLOGY & COMMUNICATIONS FUND, PBHG IRA CAPITAL PRESERVATION FUND, PBHG INTERMEDIATE FIXED INCOME FUND, PBHG CASH RESERVES FUND, AND DOES 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6255), filed November 14, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act of 1933, as amended (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); Rule 10b-5 under the Exchange Act; Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"); and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PILGRIM BAXTER & ASSOCIATES, LTD., PBHG FUND DISTRIBUTORS, PBHG FUNDS, HAROLD J. BAXTER, GARY L. PILGRIM, PBHG GROWTH FUND, PBHG EMERGING GROWTH, PBHG LARGE CAP GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG FOCUSED VALUE, PBHG LARGE CAP VALUE FUND, PBHG MID-CAP VALUE, PBHG SELECT EQUITY FUND, PBHG SMALL CAP VALUE, PBHG LARGE CAP 20 FUND, PBHG STRATEGIC SMALL COMPANY FUND, PBHG DISCIPLINED EQUITY FUND, PBHG LARGE CAP FUND, PBHG MID-CAP FUND, PBHG SMALL CAP FUND, PBHG CLIPPER FOCUS, PBHG SMALL CAP VALUE, TS&W SMALL CAP VALUE FUND, PBHG REIT FUND, PBHG TECHNOLOGY & COMMUNICATIONS FUND, PBHG IRA CAPITAL PRESERVATION FUND, PBHG INTERMEDIATE FIXED INCOME FUND, PBHG CASH RESERVES FUND, AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 36(a) and (b) of the Investment Company Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW, DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG GROWTH FUND, PBHG EMERGING GROWTH FUND; PBHG LARGE CAP GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG FOCUSED FUND, PBHG LARGE CAP FUND, PBHG LARGE CAP 20 FUND, PBHG STRATEGIC SMALL COMPANY FUND, PBHG DISCIPLINED EQUITY FUND, PBHG MID-CAP FUND, PBHG SMALL CAP FUND, PBHG CLIPPER FOCUS FUND, PBHG SMALL CAP VALUE FUND, PBHG REIT FUND, PBHG TECHNOLOGY & COMMUNICATIONS FUND, PBHG IRA CAPITAL PRESERVATION FUND, PBHG INTERMEDIATE FIXED INCOME FUND, PBHG CASH RESERVES FUND (COLLECTIVELY, THE "PBHG MUTUAL FUNDS"); PBHG FUNDS; OLD MUTUAL ASSET MANAGEMENT; PILGRIM BAXTER & ASSOCIATES, LTD.; HAROLD J. BAXTER; GARY L. PILGRIM; APPALACHIAN TRAILS, L.P.; MICHAEL CHRISTIANI; WALL STREET DISCOUNT CORPORATION; ALAN LEDERFEIND; AND JOHN DOES 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PILGRIM BAXTER & ASSOCIATES, LTD., PBHG FUND DISTRIBUTORS, PBHG FUNDS, HAROLD
J. BAXTER, GARY L. PILGRIM, JOHN DOES 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6436), filed on November 25, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.

STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PILGRIM BAXTER & ASSOCIATES, LTD., PBHG FUND DISTRIBUTORS, PBHG FUNDS, HAROLD J. BAXTER, GARY L. PILGRIM, PBHG GROWTH FUND, PBHG EMERGING GROWTH FUND, PBHG LARGE CAP GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG FOCUSED VALUE FUND, PBHG LARGE CAP VALUE FUND, PBHG MID-CAP VALUE FUND, PBHG SELECT EQUITY FUND, PBHG SMALL CAP VALUE FUND, PBHG LARGE CAP 20 FUND, PBHG STRATEGIC SMALL COMPANY FUND PBHG DISCIPLINED EQUITY FUND, PBHG LARGE CAP FUND, PBHG MID-CAP FUND, PBHG SMALL CAP FUND, PBHG CLIPPER FOCUS FUND, PBHG SMALL CAP VALUE FUND, TS&W SMALL CAP VALUE FUND, LLC, PBHG REIT FUND, PBHG TECHNOLOGY & COMMUNICATIONS FUND, PBHG IRA CAPITAL PRESERVATION FUND, PBHG INTERMEDIATE FIXED INCOME FUND, PBHG CASH RESERVES FUND, AND JOHN DOES 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6441), filed on November 25, 2003. This claim alleges violations of: Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys' and experts' fees and other costs.

CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON BEHALF OF PILGRIM BAXTER FUNDS V. PILGRIM BAXTER & ASSOCIATES, GARY L. PILGRIM, HAROLD J. BAXTER, APPALACHIAN

TRAILS, WALL STREET DISCOUNT CORPORATION, ALAN LEDERFEIND, AND PILGRIM BAXTER FUNDS, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds; compensatory damages and interest; and attorneys' and experts' fees and other costs.

ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG GROWTH FUND, PBHG EMERGING GROWTH FUND, PBHG LARGE CAP GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG FOCUSED FUND, PBHG LARGE CAP FUND, PBHG LARGE CAP 20 FUND, PBHG STRATEGIC SMALL COMPANY FUND, PBHG DISCIPLINED EQUITY FUND, PBHG MID-CAP FUND, PBHG SMALL CAP FUND, PBHG CLIPPER FOCUS FUND, PBHG SMALL CAP VALUE FUND, PBHG REIT FUND, PBHG TECHNOLOGY & COMMUNICATIONS FUND, PBHG IRA CAPITAL PRESERVATION FUND, PBHG INTERMEDIATE FIXED INCOME FUND, PBHG CASH RESERVES FUND (COLLECTIVELY, THE "PBHG MUTUAL FUNDS"), PBHG FUNDS, OLD MUTUAL ASSET MANAGEMENT, PILGRIM BAXTER & ASSOCIATES, LTD., HAROLD J. BAXTER, GARY L. PILGRIM, APPALACHIAN TRAILS, LP, MICHAEL CHRISTIANI, WALL STREET DISCOUNT CORPORATION, ALAN LEDERFEIND, JOHN DOES 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

KORSHED F. JUNGALAWALA V. PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD J. BAXTER, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PILGRIM BAXTER & ASSOCIATES, LTD., PBHG FUND DISTRIBUTORS, PBHG FUNDS, HAROLD J. BAXTER, GARY L. PILGRIM, PBHG GROWTH FUND, PBHG EMERGING GROWTH FUND, PBHG LARGE CAP GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG FOCUSED VALUE FUND, PBHG LARGE CAP VALUE FUND, PBHG MID-CAP VALUE FUND, PBHG SELECT EQUITY FUND, PBHG SMALL CAP VALUE FUND, PBHG LARGE CAP 20 FUND, PBHG STRATEGIC SMALL COMPANY FUND, PBHG DISCIPLINED EQUITY FUND, PBHG LARGE CAP FUND, PBHG MID-CAP FUND, PBHG SMALL CAP FUND, PBHG CLIPPER FOCUS FUND, TS&W SMALL CAP VALUE FUND, LLC, PBHG REIT FUND, PBHG TECHNOLOGY & COMMUNICATIONS FUND, PBHG IRA CAPITAL PRESERVATION FUND, PBHG INTERMEDIATE FIXED INCOME FUND, PBHG CASH RESERVES FUND, JOHN DOES 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of:
Section 34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys' and experts' fees and other costs.

RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PILGRIM BAXTER & ASSOCIATES, LTD., PBHG FUND DISTRIBUTORS, PBHG FUNDS, HAROLD J.

BAXTER, GARY PILGRIM, PBHG GROWTH FUND, PBHG EMERGING GROWTH FUND, PBHG LARGE CAP GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG FOCUSED VALUE FUND, PBHG LARGE CAP VALUE FUND, PBHG MID-CAP VALUE FUND, PBHG SELECT EQUITY FUND, PBHG SMALL CAP VALUE FUND, PBHG LARGE CAP 20 FUND, PBHG STRATEGIC SMALL COMPANY FUND, PBHG DISCIPLINED EQUITY FUND, PBHG LARGE CAP FUND, PBHG MID-CAP FUND, PBHG SMALL CAP FUND, PBHG CLIPPER FOCUS FUND, TS&W SMALL CAP VALUE FUND, LLC, PBHG REIT FUND, PBHG TECHNOLOGY & COMMUNICATIONS FUND, PBHG IRA CAPITAL PRESERVATION FUND, PBHG INTERMEDIATE FIXED INCOME FUND, PBHG CASH RESERVES FUND, JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9655), filed on December 5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.

MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS SIMILARLY SITUATED V. PILGRIM BAXTER & ASSOCIATES, LTD., PBHG FUND DISTRIBUTORS, PBHG FUNDS, HAROLD J. BAXTER, GARY L. PILGRIM, PBHG GROWTH FUND, PBHG EMERGING GROWTH FUND, PBHG LARGE CAP GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG FOCUSED VALUE FUND, PBHG LARGE CAP VALUE FUND, PBHG MID-CAP VALUE FUND, PBHG SELECT EQUITY FUND, PBHG LARGE CAP 20 FUND, PBHG STRATEGIC SMALL COMPANY FUND, PBHG DISCIPLINED EQUITY FUND, PBHG LARGE CAP FUND, PBHG MID-CAP FUND, PBHG SMALL CAP FUND, PBHG CLIPPER FOCUS FUND, PBHG SMALL CAP VALUE FUND, TS&W SMALL CAP VALUE FUND, LLC, PBHG REIT FUND, PBHG TECHNOLOGY & COMMUNICATIONS FUND, PBHG IRA CAPITAL PRESERVATION FUND, PBHG INTERMEDIATE FIXED INCOME FUND, PBHG CASH RESERVES FUND, JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action Number 1:03CV9790), filed on December 10, 2003. This claim alleges violations of:
Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest; equitable/injunctive relief; and attorneys' and experts' fees and other costs.

BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
V. PBHG GROWTH FUND, PBHG EMERGING GROWTH FUND, PBHG LARGE CAP GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG FOCUSED FUND, PBHG LARGE CAP FUND, PBHG LARGE CAP 20 FUND, PBHG STRATEGIC SMALL COMPANY FUND, PBHG DISCIPLINED EQUITY FUND, PBHG MID-CAP FUND, PBHG SMALL CAP FUND, PBHG CLIPPER FOCUS FUND, PBHG SMALL CAP VALUE FUND, PBHG REIT FUND, PBHG TECHNOLOGY & COMMUNICATIONS FUND, PBHG IRA CAPITAL PRESERVATION FUND, PBHG INTERMEDIATE FIXED INCOME FUND, PBHG CASH RESERVES FUND (COLLECTIVELY, THE "PBHG MUTUAL FUNDS", PBHG FUNDS, OLD MUTUAL ASSET MANAGEMENT, PILGRIM BAXTER & ASSOCIATE, LTD., HAROLD J. BAXTER, GARY L. PILGRIM, APPALACHIAN TRAILS, LP, MICHAEL CHRISTIANI, WALL STREET DISCOUNT CORPORATION, ALAN LEDERFEIND, JOHN DOES 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6710), filed on December 12, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.

ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES, PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD

J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys' and experts' fees.